Exhibit 10.1

RESTATEMENT AGREEMENT dated as of May 4, 2020 (this “Agreement”), among EXPEDIA GROUP, INC., a Delaware corporation (the “Company”), the BORROWING SUBSIDIARIES party hereto, the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent and London Agent.

Reference is made to the Amended and Restated Credit Agreement dated as of September 5, 2014 (as heretofore amended, supplemented or otherwise modified, the “Existing Credit Agreement”), among Expedia Group, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries party thereto, the lenders and issuing banks from time to time party thereto (the “Existing Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and London Agent.

Pursuant to the Existing Credit Agreement, the Existing Lenders have provided European Tranche Commitments and extended European Tranche Revolving Loans to the Borrowers on the terms and subject to the conditions set forth therein.

The Company has requested that the Existing Lenders consent to the amendments to the Existing Credit Agreement and the other Loan Documents on the terms and subject to the conditions set forth herein.

Each Existing Lender that is a party hereto (such Existing Lenders being collectively referred to as the “Consenting Lenders”), the Administrative Agent and the London Agent desire to agree to the amendments to the Existing Credit Agreement and the other Loan Documents on the terms and subject to the conditions set forth herein, and the Consenting Lenders constitute all of the Lenders and Issuing Banks under the Existing Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Existing Credit Agreement or the Restated Credit Agreement (as defined below), as applicable.

SECTION 2. Revolving Credit Facility. (a) Tranche 1 Commitments and Tranche 1 Revolving Loans. On the terms set forth herein and in the Restated Credit Agreement and subject to the conditions set forth herein, on and as of the Restatement Effective Date (as defined below), (i) the entire amount of the European Tranche Commitment of each Consenting Lender under the Existing Credit Agreement shall be redesignated as, and shall continue in effect under the Restated Credit Agreement as, the Tranche 1 Commitment of such Consenting Lender in the same amount as such

Consenting Lender’s European Tranche Commitment under the Existing Credit Agreement immediately prior to the Restatement Effective Date (and such Commitment shall cease to be referred to as the European Tranche Commitment), and (ii) the entire principal amount of the European Tranche Revolving Loans of each Consenting Lender outstanding under the Existing Credit Agreement immediately prior to the Restatement Effective Date shall be redesignated as, and shall continue to be outstanding under the Restated Credit Agreement as, Tranche 1 Revolving Loans of such Consenting Lender in the same principal amount as the aggregate principal amount of such Consenting Lender’s European Tranche Revolving Loans outstanding under the Existing Credit Agreement immediately prior to the Restatement Effective Date (and such Loans shall cease to be referred to as the European Revolving Loans). The terms of the Tranche 1 Commitments and Tranche 1 Revolving Loans shall be as set forth in the Restated Credit Agreement, and on and as of the Restatement Effective Date each Consenting Lender shall be referred to as a “Tranche 1 Lender”, and shall continue to be a “Lender”, under the Restated Credit Agreement and the other Loan Documents, and shall have all the privileges, rights and obligations of a “Tranche 1 Lender” and a “Lender” under the Restated Credit Agreement and the other Loan Documents.

(b) General. Notwithstanding anything to the contrary in the Restated Credit Agreement, the Tranche 1 Revolving Loans shall initially be of the same Type (and, in the case of Eurocurrency Loans, shall have the same Interest Period) as the European Tranche Revolving Loans that, pursuant to paragraph (a) or (b) above, have been redesignated as the Tranche 1 Revolving Loans and thereafter may be converted or continued as set forth in Section 2.08 of the Restated Credit Agreement.

2

SECTION 3. Restated Credit Agreement. Effective as of the Restatement Effective Date, (a) the Existing Credit Agreement is hereby amended and restated, in its entirety, to be in the form of Exhibit A hereto (the Existing Credit Agreement, as so amended and restated, being referred to as the “Restated Credit Agreement”; the Existing Credit Agreement and the Restated Credit Agreement are collectively referred to as the “Credit Agreement”), and (b) all the Schedules and Exhibits to the Existing Credit Agreement are hereby replaced, in their entirety, with the Schedules and Exhibits attached to the Restated Credit Agreement.

SECTION 4. Restated Guarantee Agreement. Each Consenting Lender hereby authorizes and consents to the amendment and restatement, on and as of the Restatement Effective Date, of the Guarantee Agreement to be in the form of Exhibit B hereto (the Guarantee Agreement, as so amended and restated, being referred to as the “Restated Guarantee Agreement”).

SECTION 5. Representations and Warranties. The Company and each Borrowing Subsidiary represents and warrants to the Lenders that:

(a) This Agreement has been duly executed and delivered by the Company and each Borrowing Subsidiary and constitutes (assuming due execution hereof by the parties hereto other than the Company and the Borrowing Subsidiaries) a legal, valid and binding obligation of the Company and each Borrowing Subsidiary, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the Restatement Effective Date, after giving effect to this Agreement, the representations and warranties of the Loan Parties set forth in the Restated Credit Agreement and the other Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified by materiality in the text thereof, in all respects) on and as of the Restatement Effective Date with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were so true and correct as of such earlier date.

(c) As of the Restatement Effective Date, after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

SECTION 6. Conditions to Effectiveness of this Agreement. This Agreement shall become effective as of the first date (the “Agreement Effective Date”) on which the following conditions are satisfied:

(a) Agreement. The Administrative Agent and the London Agent shall have signed a counterpart of this Agreement and shall have received from the Company, each Borrowing

3

Subsidiary and each Existing Lender (i) a counterpart of this Agreement executed by such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission or other electronic imaging, including DocuSign) that such Person has signed a counterpart this Agreement.

(b) Expenses. The Administrative Agent and the Arrangers shall have received, to the extent invoiced prior to the Agreement Effective Date, payment or reimbursement of all reasonable out-of-pocket expenses required to be paid or reimbursed by any Loan Party under the Existing Credit Agreement or any Loan Document.

The Administrative Agent shall notify the Company, the Lenders and the Issuing Banks of the Agreement Effective Date, and such notice shall be conclusive and binding.

SECTION 7. Conditions to Effectiveness of Restatement. The transactions contemplated by Sections 2, 3 and 4 hereof shall become effective as of the first date (the “Restatement Effective Date”) on which the following conditions are satisfied:

(a) Restated Guarantee Agreement. The Administrative Agent shall have signed a counterpart of the Restated Guarantee Agreement and shall have received from the Company and each Designated Subsidiary (i) a counterpart of the Restated Guarantee Agreement executed by such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission or other electronic imaging, including DocuSign) that such Person has signed a counterpart of the Restated Guarantee Agreement.

(b) Collateral Agreement. The Administrative Agent shall have signed a counterpart of the Collateral Agreement, substantially in the form of Exhibit C hereto, and shall have received from the Company and each Designated Subsidiary (other than OWW Fulfillment Services, Inc.) (i) a counterpart of such Collateral Agreement executed by such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission or other electronic imaging, including DocuSign) that such Person has signed a counterpart of such Collateral Agreement.

(c) IP Collateral Agreements. The Administrative Agent shall have signed a counterpart of a Patent and Trademark Security Agreement and a Copyright Security Agreement (each as defined in the Collateral Agreement) and shall have received from each applicable Loan Party (i) a counterpart of each of such Patent and Trademark Security Agreement and such Copyright Security Agreement executed by such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission or other electronic imaging, including DocuSign) that such Person has signed a counterpart of each of such Patent and Trademark Security Agreement and such Copyright Security Agreement.

4

(d) Perfection Certificate. The Administrative Agent shall have received, with respect to the Company and each Designated Subsidiary (other than OWW Fulfillment Services, Inc.), a completed Perfection Certificate, substantially in the form of Exhibit D hereto, dated the Restatement Effective Date and signed by an Authorized Officer of the Company, together with all attachments contemplated thereby.

(e) Guarantee and Collateral Requirement. Without limiting the conditions set forth above or the discretion of the Administrative Agent set forth in the definition of such term, the Guarantee and Collateral Requirement shall have been satisfied (provided that any extension of time granted by the Administrative Agent pursuant to the Loan Documents with respect to any portion of the Guarantee and Collateral Requirement shall be treated as a waiver of such portion solely for purposes of this clause (e)).

(f) Legal Opinions. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Consenting Lenders and the Issuing Banks and dated the Restatement Effective Date) of (i) Wachtell, Lipton, Rosen & Katz, counsel for the Company, (ii) local counsel in each jurisdiction in which a Loan Party is organized and the laws of which are not covered by the opinion referred to in clause (i) above, and (iii) in-house counsel of the Company, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(g) Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by an Authorized Officer of the Company, confirming (i) the accuracy of the representations and warranties set forth in Section 5 hereof and (ii) the satisfaction of the condition precedent set forth in paragraph (i) below.

(h) Secretary’s Certificates and Good Standing Certificates. The Administrative Agent shall have received, in respect of the Company and each Subsidiary Loan Party, a certificate of such Loan Party, dated the Restatement Effective Date and executed by the secretary or an assistant secretary of such Loan Party, attaching (i) a copy of the articles or certificate of incorporation or formation, bylaws or other organizational documents of such Person, which shall be certified as of the Restatement Effective Date or a recent date prior thereto by the appropriate Governmental Authority, (ii) signature and incumbency certificates of the officers of, or other authorized persons acting on behalf of, such Loan Party executing each Loan Document, (iii) resolutions of the board of directors or similar governing body of such Loan Party approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, certified as of the Restatement Effective Date by such secretary or assistant secretary as being in full force and effect without modification or amendment, and (iv) a good standing certificate (or equivalent) from the applicable Governmental Authority of such Loan Party’s jurisdiction of organization, dated the Restatement Effective Date or a recent date prior thereto, all in form and substance reasonably satisfactory to the Administrative Agent.

5

(i) Notes Issuance. Substantially concurrently with the occurrence of the Restatement Effective Date, the Company shall issue and sell, and receive the net proceeds from the issuance and sale of, senior unsecured notes in an aggregate principal amount of at least US$1,750,000,000.

(j) Fees and Expenses. The Administrative Agent, the Arrangers and each Lender shall have received all fees and other amounts due and payable on or prior to the Restatement Effective Date, including, to the extent invoiced, payment or reimbursement of all fees and reasonable out-of-pocket expenses required to be paid or reimbursed by any Loan Party under the Restated Credit Agreement or any Loan Document.

The Administrative Agent shall notify the Company, the Lenders and the Issuing Banks of the Restatement Effective Date, and such notice shall be conclusive and binding. Notwithstanding anything herein to the contrary, in the event the Restatement Effective Date shall not have occurred on or prior to May 5, 2020, this Agreement, including the agreements of the Consenting Lenders set forth in Section 8 hereof, shall terminate and cease to be in effect.

SECTION 8. Lender Covenants. Each Consenting Lender hereby agrees that, from and after the Restatement Effective Date, it shall use reasonable best efforts to provide (or to cause its Affiliate to provide) a commitment in respect of such Consenting Lender’s Ratable Share (as defined below) of a Foreign Facility, subject to the satisfaction of the following conditions:

(a) receipt by such Lender (or such Affiliate) of all credit committee and other internal approvals for entry into the Foreign Facility and providing of such a commitment thereunder;

(b) satisfaction of such Lender’s requirements under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act, and to the extent that any borrower or guarantor under the Foreign Facility qualifies as a “legal entity customer” under the beneficial ownership regulation 31 C.F.R. § 1010.230 and such regulation is otherwise applicable, receipt by such Lender of a customary certification requested by such Lender regarding beneficial ownership as required by such beneficial ownership regulation in relation to such borrower or guarantor;

(c) satisfactory definitive documentation in respect of the Foreign Facility on terms and conditions substantially consistent with the Foreign Facility Term Sheet attached as Exhibit I to the Restated Credit Agreement and otherwise reasonably acceptable to such Lender;

(d) satisfaction of the conditions to effectiveness and funding set forth in the definitive documentation for the Foreign Facility; and

6

(e) at least a Majority in Interest of the Tranche 1 Lenders having provided commitments under the Foreign Facility in respect of such Tranche 1 Lenders’ Ratable Shares thereof.

It is understood and agreed that nothing in this Section shall constitute an express or implied commitment by any Consenting Lender or any of its Affiliates to provide any portion of the Foreign Facility, to provide any other financing or to share with any Person any of the fees payable to such Consenting Lender or any of its Affiliates for its own account (or otherwise to expend any amounts) in connection with the Foreign Facility (it being understood that such commitment shall only exist if such Consenting Lender or its applicable Affiliate become a party to the definitive documentation for the Foreign Facility).

For purposes of this Agreement, a Lender’s “Ratable Share” of a Foreign Facility will be determined as the percentage of US$855,000,000 equal to the percentage that such Lender’s European Tranche Commitment under the Existing Credit Agreement represents of the total European Tranche Commitments under the Existing Credit Agreement, in each case, as in effect immediately prior to the Agreement Effective Date.

For purposes of the Restated Credit Agreement, with respect to any applicable Lender, the foregoing provisions of this Section 8 are referred to as the “Deemed Agreement” of such Lender.

SECTION 9. Effect of this Agreement. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents, the Issuing Banks or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Neither this Agreement nor the effectiveness of the Restated Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release any Guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations (as defined in the Existing Credit Agreement), which shall remain in full force and effect, except as modified hereby. Nothing herein shall be deemed to entitle any Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Restatement Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Restated Credit Agreement, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed to be a reference to the Restated Credit Agreement. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

7

SECTION 10. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 11. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission (including DocuSign) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 12. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 13. Incorporation by Reference. The provisions of Sections 9.06(b), 9.07, 9.09(b), 9.09(c), 9.09(d), 9.10 and 9.11 of the Restated Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.

8

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

EXPEDIA GROUP, INC.,

by:
/s/ Robert J. Dzielak
Name: Robert J. Dzielak Title: Chief Legal Officer & Secretary

EXPEDIA, INC.,

by:
/s/ Robert J. Dzielak
Name: Robert J. Dzielak Title: Chief Legal Officer & Secretary

TRAVELSCAPE, LLC,

by:
/s/ Robert J. Dzielak
Name: Robert J. Dzielak Title: Chief Legal Officer & Secretary

HOTWIRE, INC.,

by:
/s/ Robert J. Dzielak
Name: Robert J. Dzielak Title: Chief Legal Officer & Secretary

[Signature Page to Restatement Agreement]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and London Agent,

by:
/s/ John G. Kowalczuk
Name: John G. Kowalczuk Title: Executive Director

[Signature Page to Restatement Agreement]

SIGNATURE PAGE TO

RESTATEMENT AGREEMENT RELATING TO

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF SEPTEMBER 5, 2014 OF

EXPEDIA GROUP, INC.

BANK OF AMERICA, N.A., as a Lender and Issuing Bank:

by:
/s/ Eric Ridgway
Name: Eric Ridgway Title: Director

[Signature Page to Restatement Agreement]

SIGNATURE PAGE TO

RESTATEMENT AGREEMENT RELATING TO

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF SEPTEMBER 5, 2014 OF

EXPEDIA GROUP, INC.

BNP Paribas, as a Lender and Issuing Bank:

by:
/s/ Nicole Rodriguez
Name: Nicole Rodriguez
Title: Director
by:
/s/ Karim Remtoula
Name: Karim Remtoula Title: Vice President

[Signature Page to Restatement Agreement]

SIGNATURE PAGE TO

RESTATEMENT AGREEMENT RELATING TO

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF SEPTEMBER 5, 2014 OF

EXPEDIA GROUP, INC.

Name of Lender: HSBC Bank USA, National Association

by:
/s/ Mark C. Gibbs
Name: Mark C. Gibbs Title: Managing Director

[Signature Page to Restatement Agreement]

SIGNATURE PAGE TO

RESTATEMENT AGREEMENT RELATING TO

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF SEPTEMBER 5, 2014 OF

EXPEDIA GROUP, INC.

Name of Lender (with any Lender that is an Issuing Bank consenting both in its capacity as a Lender and as an Issuing Bank): MIZUHO BANK, LTD.

by:
/s/ Tracy Rahn
Name: Tracy Rahn Title: Executive Director

[Signature Page to Restatement Agreement]

SIGNATURE PAGE TO

RESTATEMENT AGREEMENT RELATING TO

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF SEPTEMBER 5, 2014 OF

EXPEDIA GROUP, INC.

MUFG BANK, LTD.

by:
/s/ Marlon Mathews
Name: Marlon Mathews Title: Director

[Signature Page to Restatement Agreement]

SIGNATURE PAGE TO

RESTATEMENT AGREEMENT RELATING TO

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF SEPTEMBER 5, 2014 OF

EXPEDIA GROUP, INC.

Royal Bank of Canada

by:
/s/ Jenny Wang
Name: Jenny Wang Title: Vice President

[Signature Page to Restatement Agreement]

SIGNATURE PAGE TO

RESTATEMENT AGREEMENT RELATING TO

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF SEPTEMBER 5, 2014 OF

EXPEDIA GROUP, INC.

Name of Lender: Sumitomo Mitsui Banking Corporation

by:
/s/ Michael Maguire
Name: Michael Maguire Title: Managing Director

[Signature Page to Restatement Agreement]

SIGNATURE PAGE TO

RESTATEMENT AGREEMENT RELATING TO

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF SEPTEMBER 5, 2014 OF

EXPEDIA GROUP, INC.

THE BANK OF NOVA SCOTIA,

as a Lender

by:
/s/ Frans Braniotis
Name: Frans Braniotis Title: Managing Director

[Signature Page to Restatement Agreement]

SIGNATURE PAGE TO

RESTATEMENT AGREEMENT RELATING TO

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF SEPTEMBER 5, 2014 OF

EXPEDIA GROUP, INC.

Name of Lender (with any Lender that is an Issuing Bank consenting both in its capacity as a Lender and as an Issuing Bank):

by:	U.S. Bank National Association

/s/ Lukas Coleman
Name: Lukas Coleman Title: Vice President

[Signature Page to Restatement Agreement]

SIGNATURE PAGE TO

RESTATEMENT AGREEMENT RELATING TO

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF SEPTEMBER 5, 2014 OF

EXPEDIA GROUP, INC.

Goldman Sachs Bank USA

by:
/s/ Jamie Minieri
Name: Jamie Minieri Title: Authorized Signatory

[Signature Page to Restatement Agreement]

SIGNATURE PAGE TO

RESTATEMENT AGREEMENT RELATING TO

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF SEPTEMBER 5, 2014 OF

EXPEDIA GROUP, INC.

Name of Lender (with any Lender that is an Issuing Bank consenting both in its capacity as a Lender and as an Issuing Bank): STANDARD CHARTERED BANK

by:
/s/ James Beck
Name: James Beck Title: Associate Director

[Signature Page to Restatement Agreement]

EXHIBIT A

Amended and Restated Credit Agreement

EXECUTION VERSION

EXHIBIT A

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of the Restatement Effective Date,

among

EXPEDIA GROUP, INC.,

the BORROWING SUBSIDIARIES from time to time party hereto,

the LENDERS from time to time party hereto

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent and London Agent

JPMORGAN CHASE BANK, N.A.,

BOFA SECURITIES, INC.,

BNP PARIBAS SECURITIES CORP.,

MIZUHO BANK, LTD.,

and

HSBC BANK USA, NATIONAL ASSOCIATION,

as Joint Lead Arrangers and Joint Bookrunners

BANK OF AMERICA, N.A.

and

MIZUHO BANK, LTD.,

as Co-Syndication Agents

BNP PARIBAS

and

HSBC BANK USA, NATIONAL ASSOCIATION,

as Co-Documentation Agents

[CS&M Ref. No. 6701-507]

i

SCHEDULES:

Schedule 1.01 — Certain Disclosure

Schedule 2.06 — Initial Issuing Bank LC Commitment

Schedule 3.06 — Disclosed Matters

Schedule 3.12 — Subsidiaries

Schedule 6.01 — Existing Indebtedness

Schedule 6.02 — Existing Liens

Schedule 6.07 — Existing Restrictions

Schedule 6.11 — Sample Liquidity Calculation

Schedule 9.12 — Participant Confidentiality Restricted List

EXHIBITS:

Exhibit A — Form of Assignment and Assumption

Exhibit B — Form of Borrowing Request Exhibit C — Form of Issuing Bank Agreement

Exhibit D — Form of Interest Election Request

Exhibit E — Form of Borrowing Subsidiary Agreement

Exhibit F — Form of Borrowing Subsidiary Termination

Exhibit G-1 — Form of US Tax Compliance Certificate (For Non-U.S. Lenders That Are

         Not Partnerships For U.S. Federal Income Tax Purposes)

Exhibit G-2 — Form of US Tax Compliance Certificate (For Non-U.S. Participants That

         Are Not Partnerships For U.S. Federal Income Tax Purposes)

Exhibit G-3 — Form of US Tax Compliance Certificate (For Non-U.S. Participants That

         Are Partnerships For U.S. Federal Income Tax Purposes)

Exhibit G-4 — Form of US Tax Compliance Certificate (For Non-U.S. Lenders That Are

         Partnerships For U.S. Federal Income Tax Purposes)

Exhibit H — Form of Supplemental Perfection Certificate

Exhibit I — Foreign Facility Term Sheet

Exhibit J — Form of Intercompany Indebtedness Subordination Agreement

v

AMENDED AND RESTATED CREDIT AGREEMENT dated as of the Restatement Effective Date, among EXPEDIA GROUP, INC., a Delaware corporation; the BORROWING SUBSIDIARIES from time to time party hereto; the LENDERS from time to time party hereto; and JPMORGAN CHASE BANK, N.A., as Administrative Agent and London Agent.

The parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, shall bear interest at a rate determined by reference to the Alternate Base Rate.

“Acquisition” means any acquisition, or series of related acquisitions (including pursuant to any merger or consolidation), of property that constitutes (a) assets comprising all or substantially all of a division, business or operating unit or product line of any Person or (b) at least a majority of the Equity Interests in a Person.

“Adjusted LIBO Rate” means, with respect to any Eurocurrency Borrowing denominated in US Dollars for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1% (with 0.005% being rounded up)) equal to the product of (a) the LIBO Rate for US Dollars for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent hereunder and under the other Loan Documents, and its successors in such capacity as provided in Article VIII, or such Affiliates or branches thereof as it shall from time to time designate by notice to the Company and the Lenders for the purpose of performing any of its obligations hereunder or under any other Loan Document.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to a specified Person, another Person that directly or indirectly Controls or is Controlled by or is under common Control with the Person specified.

“Affiliated Holders” means, with respect to any specified natural person, (a) such specified natural person’s parents, spouse, siblings, descendants, step children, step grandchildren, nieces and nephews and their respective spouses, (b) the estate, legatees and devisees of such specified natural person and each of the persons referred to in clause (a) of this definition, and (c) any company, partnership, trust or other entity or investment vehicle created for the benefit of, or Controlled by, such specified natural person or any of the persons referred to in clause (a) or (b) of this definition or the holdings of which are for the primary benefit of such specified natural person or any of the persons referred to in clause (a) or (b) of this definition or created by any such person for the benefit of any charitable organization or for a charitable purpose.

“Agents” means the Administrative Agent and the London Agent.

“Agreement” means this Amended and Restated Credit Agreement.

“Agreement Currency” has the meaning assigned to such term in Section 9.15(b).

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus 1⁄2 of 1% per annum and (c) the Adjusted LIBO Rate on such day (or if such day is not a Business Day, the immediately preceding Business Day) for a deposit in US Dollars with a maturity of one month plus 1% per annum. For purposes of clause (c) above, the Adjusted LIBO Rate on any day shall be based on the applicable Screen Rate (or, if such Screen Rate is not available for a maturity of one month with respect to US Dollars but is available for periods both longer and shorter than such period, the Interpolated Screen Rate) at approximately 11:00 a.m., London time, on such day for deposits in US Dollars with a maturity of one month; provided that if such rate shall be less than zero, such rate shall be deemed to be zero. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14, then for purposes of clause (c) above the Adjusted LIBO Rate shall be deemed to be zero. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate, as the case may be.

“Alternative LC Currency” means Euro, Sterling, Australian Dollars, Singapore Dollars, Canadian Dollars and any other currency (other than US Dollars) for which an Exchange Rate and an LC Exchange Rate may be obtained; provided that at the time of the issuance, amendment or extension of any Letter of Credit denominated in a currency other than US Dollars, Euro, Sterling, Australian Dollars, Singapore Dollars or Canadian Dollars, such other currency is reasonably acceptable to the Applicable Agent and the Issuing Bank in respect of such Letter of Credit.

“Annualized Basis” means, when used in reference to any calculation of Leverage Ratio, (a) in the case of any calculation of Leverage Ratio as of any date prior to June 30, 2022, that Consolidated EBITDA used in the denominator thereof be calculated on an annualized basis using Consolidated EBITDA for the two consecutive fiscal quarter period of the Company most recently ended on or prior to such date multiplied by two and (b) in the case of any calculation of Leverage Ratio as of June 30, 2022, that Consolidated EBITDA used in the denominator thereof be calculated on an annualized basis using Consolidated EBITDA for the three consecutive fiscal quarter period of the Company ending on March 31, 2022 multiplied by 4/3.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Company or any of its Subsidiaries from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977.

“Applicable Agent” means (a) with respect to a Loan or Borrowing denominated in US Dollars or Canadian Dollars or any Letter of Credit, and with respect to any payment hereunder that does not relate to a particular Loan or Borrowing, the Administrative Agent and (b) with respect to a Loan or Borrowing denominated in any currency other than US Dollars or Canadian Dollars, the London Agent.

“Applicable Creditor” has the meaning assigned to such term in Section 9.15(b).

“Applicable Rate” means, for any day, with respect to any ABR Loan or Eurocurrency Loan, or with respect to the commitment fees payable hereunder, as the case may be, (a) in the case of the Tranche 1 Revolving Loans and commitment fees payable with respect to the Tranche 1 Commitments, (i) for any day that the Facility Exposure exceeds US$1,145,000,000, the applicable rate per annum set forth below in the Pricing Grid A—Tranche 1 under the caption “ABR Spread Tranche 1”, “Eurocurrency Spread Tranche 1” or “Commitment Fee Rate Tranche 1”, as the case may be, and (ii) for any day that the Facility Exposure does not exceed US$1,145,000,000, the applicable rate per annum set forth below in the Pricing Grid B—Tranche 1 under the caption “ABR Spread Tranche 1”, “Eurocurrency Spread Tranche 1” or “Commitment Fee Rate Tranche 1”, as the case may be, and (b) in the case of the Tranche 2 Revolving Loans and commitment fees payable with respect to the Tranche 2 Commitments, the applicable rate per annum set forth below in the Pricing Grid—Tranche 2 under the caption “ABR Spread Tranche 2”, “Eurocurrency Spread Tranche 2” or “Commitment Fee Rate Tranche 2”, as the case may be, in each case, based upon the Company’s senior unsecured non-credit-enhanced long-term debt ratings from S&P and Moody’s as of such date; provided that in the case of Tranche 1, (x) notwithstanding the foregoing but subject to clause (y) below, prior to December 31, 2021, the “Applicable Rate” for any day shall mean (A) in the case of Tranche 1 Revolving Loans, (1) for any day that the Facility Exposure exceeds US$1,145,000,000, 1.35% per annum with respect to ABR Loans and 2.35% per annum with respect to Eurocurrency Loans and (2) for any day that the Facility Exposure does not exceed US$1,145,000,000, 1.25% per annum with respect to ABR Loans and 2.25% per annum with respect to Eurocurrency Loans, and (B) in the case of the commitment fees payable with respect to Tranche 1 Commitments hereunder, 0.30% per annum and (y) in the event the Leverage Condition shall have been satisfied as of the end of the fiscal year or fiscal quarter of the Company ended after the Restatement Effective Date for which the consolidated financial statements of the Company have been most recently delivered pursuant to Section 5.01(a) or 5.01(b), then, on the third Business Day following the delivery of the related compliance certificate pursuant to Section 5.01(c) demonstrating such satisfaction, the provisions of clause (x) above shall cease to apply until the third Business Day following the next delivery of the consolidated financial statements of the Company pursuant to Section 5.01(a) or 5.01(b); provided further that in the event the Company has not delivered any consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or 5.01(b), then the provisions of clause (y) above shall cease to apply from and after the date such consolidated financial statements were required to have been so delivered and until the third Business Day following the date such consolidated financial statements are so delivered.

Pricing Grid A—Tranche 1

(basis points per annum)

Level	Level 1	Level 2	Level 3	Level 4	Level 5

Rating	At Least BBB+ by S&P/Baa1 Moody’s	BBB by S&P/Baa2 by Moody’s	BBB- by S&P/Baa3 by Moody’s	BB+ by S&P/Ba1 by Moody’s	Lower than BB+ by S&P/Ba1 by Moody’s or unrated
Commitment Fee Rate Tranche 1	12.5	15.0	17.5	25.0	35.0
Eurocurrency Spread Tranche 1	110.0	122.5	135.0	160.0	185.0
ABR Spread Tranche 1	10.0	22.5	35.0	60.0	85.0

Pricing Grid B—Tranche 1

(basis points per annum)

Level	Level 1	Level 2	Level 3	Level 4	Level 5
Rating	At Least BBB+ by S&P/Baa1 Moody’s	BBB by S&P/Baa2 by Moody’s	BBB- by S&P/Baa3 by Moody’s	BB+ by S&P/Ba1 by Moody’s	Lower than BB+ by S&P/Ba1 by Moody’s or unrated
Commitment Fee Rate Tranche 1	12.5	15.0	17.5	25.0	35.0
Eurocurrency Spread Tranche 1	100.0	112.5	125.0	150.0	175.0
ABR Spread Tranche 1	0.0	12.5	25.0	50.0	75.0

Pricing Grid — Tranche 2

(basis points per annum)

Level	Level 1	Level 2	Level 3	Level 4	Level 5
Rating	At Least BBB+ by S&P/Baa1 Moody’s	BBB by S&P/Baa2 by Moody’s	BBB- by S&P/Baa3 by Moody’s	BB+ by S&P/Ba1 by Moody’s	Lower than BB+ by S&P/Ba1 by Moody’s or unrated
Commitment Fee Rate Tranche 2	12.5	15.0	17.5	25.0	35.0
Eurocurrency Spread Tranche 2	100.0	112.5	125.0	150.0	175.0
ABR Spread Tranche 2	0.0	12.5	25.0	50.0	75.0

For purposes of the foregoing Pricing Grids, (i) if either Moody’s or S&P shall not have in effect a rating for the Company’s senior unsecured non-credit-enhanced long-term debt (other than by reason of the circumstances referred to in the last sentence of this definition), then the Commitment Fee Rate, the Eurocurrency Spread and the ABR Spread shall be based upon the rating of the other rating agency; (ii) if neither Moody’s nor S&P shall have in effect a rating for the Company’s senior unsecured non-credit-enhanced long-term debt (other than by reason of the circumstances referred to in the last sentence of this definition), then the Commitment Fee Rate, the Eurocurrency Spread and the ABR Spread shall be based upon Level 5 set forth in the applicable Pricing Grid; (iii) if the ratings or deemed ratings by S&P and Moody’s shall fall within different Levels, the Commitment Fee Rate, the Eurocurrency Spread and ABR Spread shall be based upon the higher rating, unless the ratings differ by two or more Levels, in which case the Commitment Fee Rate, the Eurocurrency Spread and ABR Spread will be based upon the Level set forth in the applicable Pricing Grid next below that corresponding to the higher rating; and (iv) if the rating established or deemed to have been established by Moody’s or S&P shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate as a result of a change in ratings or deemed ratings shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or S&P shall change, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, the Company and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate, when determined by reference to the applicable Pricing Grid, shall be determined by reference to the ratings most recently in effect prior to such change or cessation.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by a Lender, an Affiliate of a Lender or an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means JPMorgan Chase Bank, N.A., BofA Securities, Inc., BNP Paribas Securities Corp., Mizuho Bank, Ltd. and HSBC Bank USA, National Association in their capacities as joint lead arrangers and joint bookrunners for the credit facility provided for herein.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any Person whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form (including electronic records generated by the use of an Electronic System) approved by the Administrative Agent.

“Attributable Debt” has the meaning assigned to such term in the Existing Indentures; provided that, to the extent that the definitions in different Existing Indentures yield different amounts of Attributable Debt with respect to any sale and lease-back transaction, it shall have the meaning assigned to such term in the Existing Indenture that yields the greatest amount of Attributable Debt.

“AUD Bank Bill Rate” means, with respect to any Borrowing denominated in Australian Dollars for any Interest Period, the applicable Screen Rate as of the Specified Time on the Quotation Date.

“Australian Dollars” or “AUD$” refers to lawful money of Australia.

“Authorized Officer” means, with respect to any Person, any of the chairman of the board, the chief executive officer, the president, the chief financial officer, the treasurer, any assistant treasurer, the secretary, any assistant secretary, any vice president or any other officer or manager (or authorized signatory holding equivalent function) of such Person (or of such Person’s general partner, member or other similar Person); provided that, when such term is used in reference to any document executed by, or a certification of, an Authorized Officer, upon request of the Administrative Agent, the secretary, an assistant secretary or any other officer or manager (or authorized signatory holding equivalent function) of such Person (or of such Person’s general partner, member or other similar Person) shall have delivered (which delivery may be made on the Restatement Effective Date) an incumbency certificate to the Administrative Agent as to the authority of such individual.

“Availability Period” means the period from and including the Restatement Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments of the applicable Class.

“Bail-In Action” means, as to any EEA Financial Institution, the exercise of any Write-Down and Conversion Powers by an applicable Resolution Authority in respect of any liability of any Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as

amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” means Title 11 of the United States Code.

“Benefit Plan” means (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” means, with respect to any party, an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such party.

“Board of Governors” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” means the Company or any Borrowing Subsidiary.

“Borrowing” means Loans of the same Class, Type and currency, made, converted or continued on the same date and to the same Borrower and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect.

“Borrowing Minimum” means (a) in the case of a Borrowing denominated in US Dollars, US$5,000,000, (b) in the case of a Borrowing denominated in Euro, €5,000,000, (c) in the case of a Borrowing denominated in Sterling, £5,000,000, (d) in the case of a Borrowing denominated in Canadian Dollars, CAD$5,000,000 and (e) in the case of a Borrowing denominated in Australian Dollars, AUD$5,000,000.

“Borrowing Multiple” means (a) in the case of a Borrowing denominated in US Dollars, US$1,000,000, (b) in the case of a Borrowing denominated in Euro, €1,000,000, (c) in the case of a Borrowing denominated in Sterling, £1,000,000, (d) in the case of a Borrowing denominated in Canadian Dollars, CAD$1,000,000 and (e) in the case of a Borrowing denominated in Australian Dollars, AUD$1,000,000.

“Borrowing Request” means a request by a Borrower (or the Company on its behalf) for a Borrowing in accordance with Section 2.03, which shall be in the form of Exhibit B or any other form approved by the Administrative Agent.

“Borrowing Subsidiary” means, at any time, (a) each of Expedia, Inc., a Washington corporation, Travelscape, LLC, a Nevada limited liability company, and Hotwire, Inc., a Delaware corporation, and (b) each other Domestic Subsidiary that has been designated by the Company as a Borrowing Subsidiary pursuant to Section 2.04, other than any Subsidiary that has ceased to be a Borrowing Subsidiary as provided in Section 2.04.

“Borrowing Subsidiary Agreement” means a Borrowing Subsidiary Agreement substantially in the form of Exhibit E.

“Borrowing Subsidiary Termination” means a Borrowing Subsidiary Termination substantially in the form of Exhibit F.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that (a) when used in connection with a Eurocurrency Loan denominated in US Dollars or Sterling or a Letter of Credit denominated in an Alternative LC Currency, the term “Business Day” shall also exclude any day on which banks are not open for dealings in deposits denominated in such currency in the London interbank market, (b) when used in connection with a Eurocurrency Loan denominated in Euro, the term “Business Day” shall also exclude any day that is not a TARGET Day, (c) when used in connection with a Eurocurrency Loan or a Letter of Credit denominated in Canadian Dollars, the term “Business Day” shall also exclude any day on which banks are not open for dealings in deposits in Toronto and (d) when used in connection with a Eurocurrency Loan or a Letter of Credit denominated in Australian Dollars, the term “Business Day” shall also exclude any day on which banks are not open for dealings in deposits in Sydney.

“Canadian Dollars” or “CAD$” means the lawful money of Canada.

“Capital Lease” means any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, the obligations under which are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any Capital Lease, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. For purposes of Section 6.02 only, a Capital Lease Obligation shall be deemed to be secured by a Lien on the property being leased and such property shall be deemed to be owned by the lessee.

“Capped Adjustments” means (a) any additions to Consolidated EBITDA pursuant to clause (a)(vi) of the definition of such term and (b) any additions to Consolidated EBITDA pursuant to clause (ii) of Section 1.04(b).

“Cash Management Services” means (a) cash management and related services provided to the Company or any Subsidiary, including treasury, depository, foreign exchange, return items, overdraft, controlled disbursement, cash sweeps, zero balance arrangements, merchant stored value cards, e-payables, electronic funds transfer, interstate depository network and automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) services and credit cards, credit card processing services, credit and debit card payment processing services, debit cards, stored value cards, virtual cards (including single use virtual card accounts) and commercial cards (including so-called “‘purchase cards”, “procurement cards” or “p-cards”) arrangements and (b) letters of credit.

“CDO Rate” means, with respect to any Borrowing denominated in Canadian Dollars for any Interest Period, the applicable Screen Rate (rounded if necessary to the nearest 1/100 of 1% (with 0.005% being rounded up)) as of the Specified Time on the Quotation Date.

“Certificate of Designation” means that certain Certificate of Designations of Preferences, Rights and Limitations of Series A Preferred Stock filed by the Company with the Secretary of State of the State of Delaware, and accepted for record by the Secretary of State of the State of Delaware pursuant to the Delaware General Corporation Law, on the Restatement Effective Date.

“CFC Holdco” means (a) any Subsidiary that has no material assets other than Equity Interests and/or Indebtedness in one or more Persons that are Foreign Subsidiaries or (b) any Subsidiary that has no material assets other than Equity Interests and/or Indebtedness in one or more Persons that are described in clause (a) above and/or this clause (b).

“Change in Control” means (a) the acquisition of “beneficial ownership” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the Restatement Signing Date), other than the Permitted Holders, of shares representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Company (the “Total Voting Power”), unless either (i) the Permitted Holders beneficially own a majority of the Total Voting Power or (ii) if the Permitted Holders beneficially own less than a majority of the Total Voting Power, the excess of the percentage of Total Voting Power represented by the shares beneficially owned by the Permitted Holders over the percentage of Total Voting Power represented by shares beneficially owned by such acquiring Person or group is at least 5%, (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated by the board of directors of the Company nor (ii) appointed by directors so nominated or (c) the occurrence of any “change in control”, “change in control triggering event” or similar event, however denominated, with respect to the Company under and as defined in any indenture or other agreement or instrument evidencing, governing the rights of the holders of or otherwise relating to any Material Indebtedness of the Company or any Subsidiary, to the extent such occurrence gives rise to a put right, default, acceleration or similar consequence with respect to such Material Indebtedness.

“Change in Law” means (a) the adoption or taking effect of any law, rule or regulation after the Restatement Signing Date, (b) any change in any law, rule or regulation or in the administration, interpretation, implementation or application thereof by any Governmental Authority after the Restatement Signing Date or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or such Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Restatement Signing Date; provided that, for purposes of this Agreement, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking

Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to have been adopted and become effective after the Restatement Signing Date.

“Charges” has the meaning assigned to such term in Section 9.13.

“Class”, when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Tranche 1 Revolving Loans or Tranche 2 Revolving Loans, (b) any Commitment, refers to whether such Commitment is a Tranche 1 Commitment or a Tranche 2 Commitment, (c) any LC Exposure, refers to whether such LC Exposure arises on account of a Tranche 1 Commitment or a Tranche 2 Commitment and (d) any Lender, refers to whether such Lender has a Loan or Commitment of a particular Class.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means any and all assets, whether real or personal, tangible or intangible, on which Liens are purported to be granted pursuant to the Loan Documents as security, subject to Section 1.09, for the Secured Obligations.

“Collateral Agreement” means the Collateral Agreement dated as of the Restatement Effective Date, among the Company, the Subsidiaries party thereto and the Administrative Agent, together with all supplements thereto.

“Combined Tranche Percentage” means, at any time, with respect to any Lender, the percentage of the total Commitments represented by such Lender’s Commitments at such time; provided that, for purposes of Section 2.20 when any Lender shall be a Defaulting Lender, the “Combined Tranche Percentage” shall mean, with respect to any Lender, the percentage of the total Commitments (disregarding any Defaulting Lender’s Commitment) represented by such Lender’s Commitment. If all the Commitments have terminated or expired, the Combined Tranche Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

“Commitment” means a Tranche 1 Commitment or a Tranche 2 Commitment or any combination thereof (as the context requires). The aggregate amount of the Lenders’ Commitments as of the Restatement Effective Date is US$2,000,000,000.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.) and any successor statute, and any regulations promulgated thereunder.

“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein that is distributed to any Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to Section 9.01, including through Electronic Systems.

“Company” means Expedia Group, Inc., a Delaware corporation.

“Consolidated Adjusted Total Assets” means, at any time, (a) Consolidated Total Assets at such time minus (b) the amount of such Consolidated Total Assets attributable to goodwill in accordance with GAAP.

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) consolidated interest expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period (excluding, for the avoidance of doubt, amortization expense attributable to a prepaid cash item that was paid in a prior period), (iv) all losses for such period on sales or dispositions of assets outside the ordinary course of business, (v) any non-recurring non-cash charges for such period, (vi) any restructuring or other unusual, non-recurring charges for such period; provided that the amount of charges added back pursuant to this clause (vi) for such period, together with the aggregate amount of all other Capped Adjustments for such period, shall not exceed 15% of Consolidated EBITDA for such period (determined prior to giving effect to any addback for any Capped Adjustments), (vii) non-cash goodwill and intangible asset impairment charges for such period, (viii) charges for such period recognized on changes in the fair value of contingent consideration payable by, and non-cash charges for such period recognized on changes in the fair value of the noncontrolling interest in any acquiree acquired by, the Company or any Subsidiary in any business combination and non-cash charges for such period for changes in the fair value of minority equity investments (other than those accounted for under the equity method and those that are consolidated) of the Company or any Subsidiary, and (ix) any non-cash expenses for such period resulting from the grant of stock options or other equity-based incentives to any director, officer or employee of the Company and the Subsidiaries; provided that any cash payment made with respect to any non-cash items added back in computing Consolidated EBITDA for any prior period pursuant to clause (v), (viii) or (ix) shall be subtracted in computing Consolidated EBITDA for the period in which such cash payment is made; and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, (i) all gains for such period on sales or dispositions of assets outside the ordinary course of business, (ii) all gains for such period arising from business combinations, including gains on a “bargain purchase” and gains recognized on changes in the fair value of contingent consideration payable by, and gains recognized on changes in the fair value of the noncontrolling interest in any acquiree acquired by, the Company or any Subsidiary in connection therewith and gains for such period for changes in the fair value of minority equity investments (other than those accounted for under the equity method and those that are consolidated) of the Company or any Subsidiary, (iii) any extraordinary gains for such period and (iv) any non-cash items of income for such period that represent the reversal of any accrual of charges referred to in clauses (a)(v), (a)(vi) or (a)(ix) above, all determined on a consolidated basis in accordance with GAAP. In the event any Subsidiary shall be a Subsidiary that is not a Wholly Owned Subsidiary, all amounts added back in computing Consolidated EBITDA for any period pursuant to clause (a) above, and all amounts subtracted in computing Consolidated EBITDA pursuant to clause (b) above, to the extent such amounts are, in the reasonable judgment of a Financial Officer, attributable to such Subsidiary, shall be reduced by the portion thereof that is attributable to the noncontrolling interest in such Subsidiary. For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters of the Company (each, a “Reference Period”) for the purposes of any determination of the Leverage

Ratio, if during such Reference Period (or, in the case of pro forma calculations, during the period from the last day of such Reference Period to and including the date as of which such calculation is made) the Company or any Subsidiary shall have made a Material Disposition or Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Disposition or Material Acquisition had occurred on the first day of such Reference Period. As used in this definition, “Material Acquisition” means any Acquisition that involves consideration in excess of US$125,000,000; and “Material Disposition” means any sale, transfer or other disposition of property or series of related sales, transfers or other dispositions of property that yields gross proceeds to the Company and the Subsidiaries in excess of US$125,000,000. Notwithstanding the foregoing, but subject to the immediately preceding sentence, solely in determining the Leverage Ratio for purposes of actual, but not pro forma, compliance with the covenant set forth in Section 6.10, Consolidated EBITDA for (A) the fiscal quarter of the Company ending March 31, 2021, shall be deemed to be equal to US$176,345,882, (B) the fiscal quarter of the Company ending June 30, 2021, shall be deemed to be equal to US$568,380,482 and (C) the fiscal quarter of the Company ending September 30, 2021, shall be deemed to be equal to US$911,928,019.

“Consolidated Funded Debt” means, on any date, the sum (without duplication) for the Company and the Subsidiaries of all (a) Indebtedness (but not including any Indebtedness in the form of contingent consideration obligations of the Company or any Subsidiary incurred in connection with any business combination) that would appear on a consolidated balance sheet of the Company prepared as of such date in accordance with GAAP, (b) Capital Lease Obligations, (c) Synthetic Lease Obligations, (d) Guarantees by the Company and the Subsidiaries of Indebtedness of Persons other than the Company and the Subsidiaries, (e) obligations, contingent or otherwise, of the Company and the Subsidiaries as an account party in respect of letters of credit and (f) Securitization Transactions.

“Consolidated Net Income” means, for any period, the net income or loss of the Company and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP (after giving effect, for the avoidance of doubt, to the elimination of intercompany accounts in accordance with GAAP); provided that there shall be excluded the income or loss of any Subsidiary that is not a Wholly Owned Subsidiary to the extent such income or loss is attributable to the noncontrolling interest in such Subsidiary.

“Consolidated Revenues” means, for any period, the aggregate revenues of the Company and the Subsidiaries, determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Assets” means, at any time, the consolidated total assets of the Company and the Subsidiaries at such time, as such amount would appear on a consolidated balance sheet of the Company prepared in accordance with GAAP.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies, or the dismissal or appointment of the management, of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b), or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning assigned to it in Section 9.20.

“Default” means any event or condition that constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulting Lender” means any Lender that (a) shall have failed to fund its applicable Tranche Percentage of any Borrowing for three or more Business Days after the date such Borrowing is required to be funded by Lenders hereunder, unless such Lender, in good faith, notifies the Administrative Agent and the Company in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified in such writing, including, if applicable, by reference to a specific Default) has not been satisfied, (b) shall have failed to fund any portion of its participation in any LC Disbursement within three Business Days after the date on which such funding is to occur hereunder, (c) shall have failed to pay to the Administrative Agent or any Issuing Bank any other amount required to be paid by it within three Business Days after the day on which such payment is required to be made hereunder, (d) shall have notified the Administrative Agent (or shall have notified the Company or any Issuing Bank, which shall in turn have notified the Administrative Agent) in writing that it does not intend or is unable to comply with its funding obligations under this Agreement, or shall have made a public statement to the effect that it does not intend or is unable to comply with such funding obligations in accordance with the terms and subject to the conditions set forth herein (unless such writing or public statement states in good faith that such position is based on such Lender’s good-faith determination that a condition precedent (specifically identified in such writing or public statement, including, if applicable, by reference to a specific Default) to funding a Loan cannot be satisfied) or its funding obligations generally under other credit or similar agreements to which it is a party, (e) shall have failed (but not for fewer than three Business Days) after a written request by the Administrative Agent or an Issuing Bank to confirm in writing that it will comply with its obligations (and is financially able to meet such obligation) to make Loans and fund participations in LC Disbursements hereunder, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (e) upon the Administrative Agent’s or such Issuing Bank’s receipt of such certification in form and substance satisfactory to the Administrative Agent, or (f) shall have become the subject of a bankruptcy, liquidation or insolvency proceeding, or shall have had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or shall have taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment, or shall have, or has a direct or indirect Lender Parent that shall have, become the subject of a Bail-In Action or shall have a parent company that has become the subject of a bankruptcy, liquidation or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment, or has become the subject of a Bail-In Action; provided that a Lender shall not be deemed to be a Defaulting Lender solely as a result of the acquisition or maintenance of an ownership interest in such Lender or Person controlling such Lender (whether controlling or otherwise), or the exercise of Control over a Lender or Person controlling such Lender, by a Governmental Authority, so long as such ownership interest or exercise of Control does not result in or provide such Lender or Person with immunity from jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender or Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Lender or Person.

“Designated Cash Management Obligations” means the due and punctual payment and performance of all obligations of the Company and any Subsidiary in respect of any Cash Management Services provided to the Company or any Subsidiary that are (a) owed to the Administrative Agent, any Arranger or an Affiliate of any of the foregoing, or to any Person that, at the time such obligations were incurred, was the Administrative Agent, an Arranger or an Affiliate of any of the foregoing, (b) owed on the Restatement Effective Date to a Person that is a Lender or an Affiliate of a Lender as of the Restatement Effective Date, (c) owed to a Person that is a Lender or an Affiliate of a Lender at the time such obligations are incurred or (d) owed pursuant to the terms of an agreement pertaining to Cash Management Services identified in writing by the Borrower to the Administrative Agent on or prior to the Restatement Signing Date (in the case of this clause (d), without giving effect to any amendment or other modification of such agreement compared to the terms thereof so identified except to the extent such amendment or other modification does not modify, in a manner adverse to the Lenders, the nature of the obligations thereunder that would constitute “Designated Cash Management Obligations” and, for the avoidance of doubt, only to the extent the obligations under such agreement do not constitute Restricted Secured Obligations), including, in each case, obligations with respect to fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including obligations accruing, at the rate specified therein, or incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding); provided that, other than any such obligations owing to the Administrative Agent or an Affiliate thereof or referred to in clause (d) above, obligations in respect of such Cash Management Services have been designated as “Designated Cash Management Obligations” by written notice from the Company to the Administrative Agent in form and detail reasonably satisfactory to the Administrative Agent. In the case of clause (d) above, the Company may give written notice to the Administrative Agent to the effect that the obligations that would otherwise constitute Designated Cash Management Obligations pursuant to such clause (d) cease to be Designated Cash Management Obligations, whereupon such obligations shall cease to be Designated Cash Management Obligations for all purposes of the Loan Documents and the provisions of such clause (d) shall cease to be in effect.

“Designated Subsidiary” means each Subsidiary that is (a) a Borrowing Subsidiary, (b) a Material Subsidiary or (c) an obligor (including pursuant to a Guarantee) under any Material Indebtedness (other than the Foreign Facility) of the Company or any other

Domestic Subsidiary (other than any Specified Foreign Subsidiary or any CFC Holdco), in each case other than (i) except with respect to clause (c) above, any Specified Foreign Subsidiary or any CFC Holdco, (ii) except with respect to clause (a) or (c) above, (A) any other Foreign Subsidiary or (B) any subsidiary of a Foreign Subsidiary, other than any such subsidiary that is a Domestic Subsidiary if, prior to becoming a subsidiary of such Foreign Subsidiary, such Domestic Subsidiary was a direct subsidiary of the Company or any other Domestic Subsidiary (which other Domestic Subsidiary was not itself a subsidiary of a Foreign Subsidiary), (iii) the New Headquarters SPV and the New Headquarters Parent SPV, (iv) except with respect to clause (c) above, any Subsidiary if, and for so long as, such Subsidiary is not a Wholly Owned Subsidiary, (v) except with respect to clause (a) or (c) above, Classic Vacations, LLC, a Nevada limited liability company, and (vi) any Securitization Subsidiary.

“Designated Swap Obligations” means the due and punctual payment and performance of all obligations of the Company and the Subsidiaries under each Swap Agreement that (a) is with a counterparty that is, or was on the Restatement Effective Date, the Administrative Agent, an Arranger or an Affiliate of any of the foregoing, whether or not such counterparty shall have been the Administrative Agent, an Arranger or an Affiliate of any of the foregoing at the time such Swap Agreement was entered into, (b) is in effect on the Restatement Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Restatement Effective Date or (c) is entered into after the Restatement Effective Date with a counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into, including, in each case, obligations with respect to payments for early termination, fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including obligations accruing, at the rate specified therein, or incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding); provided that, if such obligations are owing to any Person other than the Administrative Agent or an Affiliate thereof, such obligations shall be “Designated Swap Obligations” only if so designated by written notice from the Company to the Administrative Agent in form and detail reasonably satisfactory to the Administrative Agent.

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed on Schedule 3.06.

“Disqualified Equity Interest” means, with respect to any Person, any Equity Interest in such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable, either mandatorily or at the option of the holder thereof), or upon the happening of any event or condition:

(a) matures or is mandatorily redeemable (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests), whether pursuant to a sinking fund obligation or otherwise;

(b) is convertible or exchangeable, either mandatorily or at the option of the holder thereof, for Indebtedness or Equity Interests (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests); or

(c) is redeemable (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests) or is required to be repurchased by such Person or any of its Affiliates (excluding, in the case of Equity Interests in the Company, IAC), in whole or in part, at the option of the holder thereof;

in each case, on or prior to the date 180 days after the Maturity Date; provided, however, that (i) an Equity Interest in any Person that would not constitute a Disqualified Equity Interest but for terms thereof giving holders thereof the right to require such Person to redeem or purchase such Equity Interest upon the occurrence of an “asset sale” or a “change of control” shall not constitute a Disqualified Equity Interest if any such requirement becomes operative only after repayment in full of all the Loans and all other Secured Obligations that are accrued and payable, the cancellation or expiration of all Letters of Credit and the termination of the Commitments and (ii) an Equity Interest in any Person that is issued to any employee or to any plan for the benefit of employees or by any such plan to such employees shall not constitute a Disqualified Equity Interest solely because it may be required to be repurchased by such Person or any of its subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability. Notwithstanding anything to the contrary set forth herein, it is acknowledged that the Preferred Stock, and any warrants associated therewith, in each case issued in accordance with the terms of the Investment Agreements as in effect on the Restatement Signing Date, do not constitute Disqualified Equity Interests.

“Domestic Subsidiary” means a Subsidiary incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Electronic Signature” means an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Electronic System” means any electronic system, including e-mail, e-fax, Intralinks®, ClearPar®, Debt Domain, Syndtrak and any other substantially similar Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Agents or any Issuing Bank and any of their respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person, other than, in each case, (i) a natural person, (ii) a Defaulting Lender or (iii) the Company, any Subsidiary or any other Affiliate of the Company.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any toxic or hazardous substance or waste, or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest; provided that Indebtedness that is convertible into Equity Interests in the Company shall not, prior to the date of conversion thereof, constitute Equity Interests in the Company.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any reportable event (within the meaning of Section 4043 of ERISA or the regulations issued thereunder) with respect to a Plan, other than an event for which the 30-day notice period is waived; (b) a failure by any Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) a determination that any Plan is, or is expected to be, in at-risk status (within the meaning of Section 430(i)(4) of the Code or Section 303(i)(4) of ERISA); (e) the incurrence by the Company or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (f) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (g) the incurrence by the Company or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; (h) the receipt by the Company or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Company or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent (within the meaning of Title IV of ERISA) or in endangered or critical status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (i) the occurrence of a non-exempt “prohibited transaction” (within the meaning of Section 4975 of the Code or Section 406 of ERISA) concerning any Plan and with respect to which the Company or any ERISA Affiliate is a “disqualified person” (within the meaning of Section 4975 of the Code) or a party in interest (within the meaning of Section 406 of ERISA) or could otherwise be liable; or (j) any other event or condition with respect to a Plan or Multiemployer Plan that could result in liability of the Company or any ERISA Affiliate.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“EURIBO Rate” means, with respect to any Borrowing denominated in Euro for any Interest Period, the applicable Screen Rate as of the Specified Time on the Quotation Date.

“Euro” or “€” means the lawful currency of the member states of the European Union that have adopted a single currency in accordance with applicable law or treaty.

“Eurocurrency”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate, the LIBO Rate, the EURIBO Rate, the CDO Rate or the AUD Bank Bill Rate, as applicable.

“Events of Default” has the meaning assigned to such term in Section 7.01.

“Exchange Act” means the United States Securities Exchange Act of 1934.

“Exchange Rate” means, on any date of determination, for purposes of determining the US Dollar Equivalent of any currency other than US Dollars, the rate at which such other currency may be exchanged into US Dollars last provided (either by publication or as may otherwise be provided to the Applicable Agent) by the applicable Reuters source on the Business Day (determined based on New York City time) immediately preceding such day of determination (or, if a Reuters source ceases to be available or Reuters ceases to provide such rate of exchange, as last provided by such other publicly available information service that provides such rate of exchange at such time as shall be selected by the Applicable Agent from time to time in its reasonable discretion). Notwithstanding the foregoing provisions of this definition or the definition of “US Dollar Equivalent”, each Issuing Bank may, solely for purposes of computing the fronting fees owed to it under Section 2.12(b), compute the US Dollar amounts of the LC Exposures attributable to Letters of Credit issued by it by reference to exchange rates determined using any reasonable method customarily employed by it for such purpose. For the avoidance of doubt, any exchange rate used will be with no mark-up or spread added.

“Excluded Assets” has the meaning assigned to such term in the Collateral Agreement.

“Excluded Subsidiaries” means trivago and any subsidiary thereof, but only for so long as trivago shall be a Subsidiary that is not a Wholly Owned Subsidiary.

“Excluded Swap Obligation” means, with respect to any Subsidiary Loan Party, any Designated Swap Obligation if, and to the extent that, all or a portion of the Guarantee by such Subsidiary Loan Party of, or the grant by such Subsidiary Loan Party of a security interest to secure, such Designated Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule or regulation promulgated thereunder or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Subsidiary Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to any “keepwell, support or other agreement”, as defined in the Commodity Exchange Act, that supports the obligations of such Subsidiary Loan Party and any and all Guarantees of such Subsidiary Loan Party’s Swap Obligations by the other Loan Parties) at the time the Guarantee of such Subsidiary Loan Party becomes effective with respect to such Swap Obligations or such Swap Obligations become secured by such security interest.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to either Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Company or any Borrowing Subsidiary hereunder or required to be withheld or deducted from such payment: (a) Taxes imposed on (or measured by) net income (however denominated), franchise Taxes and branch profits Taxes, in each case (i) imposed as a result of such recipient being organized under the laws of, or having its principal office, or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Foreign Lender, any U.S. withholding Tax that is imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law, rule or regulation in effect on the date on which such Lender becomes a party to this Agreement (other than pursuant to an assignment at the request of the Company under Section 2.19(b)) or designates a new lending office, except in each case to the extent that (i) such Lender (or its assignor, if any) was entitled, immediately before designation of a new lending office (or assignment), to receive additional amounts from the Company or any Borrowing Subsidiary with respect to such withholding tax pursuant to Section 2.17(a) or 2.17(c) or (ii) such withholding tax shall have resulted from the making of any payment to a location other than the office designated by the Applicable Agent or such Lender for the receipt of payments of the applicable type from the applicable Borrower, (c) any Taxes attributable to such recipient’s failure to comply with Section 2.17(f), and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Existing Credit Agreement” means this Agreement as in effect immediately prior to the Restatement Effective Date.

“Existing Indenture Specified Lien Basket” means (a) with respect to the Existing Indenture referred to in clause (a) of the definition of such term, each of Sections 4.2(b) and 4.3(b) thereof, (b) with respect to the Existing Indenture referred to in clause (b) of the definition of such term, each of Sections 4.1(b) and 4.2(b) thereof, (c) with respect to the Existing Indenture referred to in clause (c) of the definition of such term, each of Sections 4.1(b) and 4.2(b) thereof, (d) with respect to the Existing Indenture referred to in clause (d) of the definition of such term, each of Sections 4.2(b) and 4.3(b) thereof, (e) with respect to the Existing Indenture referred to in clause (e) of the definition of such term, each of Sections 4.2(b) and 4.3(b) thereof, (f) with respect to the Existing Indenture referred to in clause (f) of the definition of such term, each of Sections 4.2(b) and 4.3(b) thereof, (g) with respect to the Existing Indenture referred to in clause (g) of the definition of such term, each of Sections 4.2(b) and 4.3(b) thereof and (h) with respect to the Existing Indenture referred to in clause (h) of the definition of such term, each of Sections 4.2(b) and 4.3(b) thereof.

“Existing Indenture Specified Lien Basket Amount” means, with respect to any Existing Indenture, the maximum amount of Restricted Secured Obligations secured by Liens created under the Loan Documents that the Company and its Subsidiaries may incur on the Restatement Effective Date in reliance on the Existing Indenture Specified Lien Basket under such Existing Indenture without such Existing Indenture requiring that any Notes or Guarantees be secured equally and ratably therewith (or prior thereto). The term “incur”, “Lien”, “Subsidiary”, “Notes” or “Guarantees”, when used in this definition, have the meanings assigned to such terms in such Existing Indenture.

“Existing Indentures” means (a) the Indenture dated as of August 5, 2010, among the Company, the Subsidiary Guarantors (as defined therein) from time to time parties thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the Company’s 5.95% Senior Notes due 2020, (b) the First Supplemental Indenture dated as of August 18, 2014, to the Indenture dated as of August 18, 2014, among the Company, the Subsidiary Guarantors (as defined therein) from time to time parties thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the Company’s 4.500% Senior Notes due 2024, (c) the Fourth Supplemental Indenture dated as of June 3, 2015, to the Indenture dated as of August 18, 2014, among the Company, the Subsidiary Guarantors (as defined therein) from time to time parties thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the Company’s 2.500% Senior Notes due 2022, (d) the Indenture dated as of December 8, 2015, among the Company, the Subsidiary Guarantors (as defined therein) from time to time parties thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the Company’s 5.000% Senior Notes due 2026, (e) the Indenture dated as of September 21, 2017, among the Company, the Subsidiary Guarantors (as defined therein) from time to time parties thereto and U.S. Bank National Association, as Trustee, relating to the Company’s 3.800% Senior Notes due 2028, (f) the Indenture dated as of September 19, 2019, among the Company, the Subsidiary Guarantors (as defined therein) from time to time parties thereto and U.S. Bank National Association, as Trustee, relating to the Company’s 3.25% Senior Notes due 2030, (g) the Indenture dated as of May 5, 2020, among the Company, the Subsidiary Guarantors (as defined therein) from time to time parties thereto and U.S. Bank National Association, as Trustee, relating to the Company’s 6.250% Senior Notes due 2025 and (h) the Indenture dated as of May 5, 2020, among the Company, the Subsidiary Guarantors (as defined therein) from time to time parties thereto and U.S. Bank National Association, as Trustee, relating to the Company’s 7.000% Senior Notes due 2025, in each case, as amended, supplemented, restated or otherwise modified from time to time.

“Existing Letters of Credit” means letters of credit issued under the Existing Credit Agreement, or pursuant to the terms of the Existing Credit Agreement deemed issued thereunder, that are outstanding on the Restatement Effective Date.

“Facility Exposure” means, at any time, the sum of the total unused Commitments at such time and the total Revolving Credit Exposures at such time.

“FATCA” means Sections 1471 through 1474 of the Code, as of the Restatement Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depository institutions (as determined in such manner as shall be set forth on the NYFRB Website from time to time) and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if such rate would be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Company; provided that, when such term is used in reference to any document executed by, or a certification of, a Financial Officer, upon request of the Administrative Agent, the secretary, an assistant secretary or any other officer or manager (or authorized signatory holding equivalent function) of the Company shall have delivered (which delivery may be made on the Restatement Effective Date) an incumbency certificate to the Administrative Agent as to the authority of such individual.

“Flood Insurance Laws” means, collectively, (a) the National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973), as now or hereafter in effect or any successor statute thereto, (b) the Flood Insurance Reform Act of 2004, as now or hereafter in effect or any successor statute thereto, and (c) the Biggert-Waters Flood Insurance Reform Act of 2012, as now or hereafter in effect or any successor statute thereto and any and all official rulings and interpretations thereunder or thereof.

“Foreign Currency Overnight Rate” means, for any day, with respect to any currency (a) a rate per annum equal to the London interbank offered rate as administrated by ICE

Benchmark Administration (or any other Person that takes over the administration of such rate) for overnight deposits in such currency as displayed on the Reuters screen page that displays such rate (currently LIBOR01 or LIBOR02) (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other commercially available information service that publishes such rate as shall be selected by the Applicable Agent or the applicable Issuing Bank, as applicable, from time to time) at approximately 11:00 a.m., London time, on such day or (b) if the rate referred to above is not available for such currency, a rate per annum at which overnight deposits in such currency would be offered on such day in the applicable offshore interbank market, as such rate is determined by the Applicable Agent or the applicable Issuing Bank, as applicable, by such means as the Applicable Agent or such Issuing Bank, as the case may be, shall determine to be reasonable.

“Foreign Facility” means any Indebtedness incurred pursuant to Section 6.01(y) and any credit facility providing for such Indebtedness.

“Foreign Facility Deemed Agreement” means, with respect to any Lender, (a) in the case of any Lender that is a Tranche 1 Lender as of the Restatement Effective Date, the Deemed Agreement of such Lender set forth in, and as defined in, the Restatement Agreement and (b) in the case of any other Lender, a written agreement of such Lender that is substantially identical, in form and substance, to the Deemed Agreement of the Tranche 1 Lenders set forth in, and as defined in, the Restatement Agreement.

“Foreign Lender” means a Lender that is not a US Person.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“Form S-4” means the Form S-4 Registration Statement filed by IAC and the Company with the SEC on April 25, 2005, as amended on or before June 17, 2005.

“GAAP” means, subject to Section 1.04(a), generally accepted accounting principles in the United States of America.

“Government Program Indebtedness” mean any Indebtedness provided directly or indirectly by any Governmental Authority pursuant to any COVID-19 virus outbreak relief program, including any such Indebtedness provided through a designee thereof or an intermediary financial institution (but excluding any sovereign wealth fund that regularly makes financial investments).

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank).

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof (including pursuant to any “synthetic lease” financing), (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or other obligation; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. For the avoidance of doubt, any expression by the Company or any Subsidiary of an intent to continue to provide financial support to any of its subsidiaries made in a management representation letter delivered in connection with an audit of the financial statements of such subsidiary, so long as such expression of intent does not create any binding obligation, contingent or otherwise, on the Company or such Subsidiary to provide such support, shall not be deemed to be a Guarantee. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation (which, in the case of any Guarantee of any Indebtedness, shall be the principal amount of such Indebtedness), or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.

“Guarantee Agreement” means the Amended and Restated Guarantee Agreement dated as of the Restatement Effective Date, among the Company, the Subsidiaries of the Company party thereto and the Administrative Agent, as supplemented.

“Guarantee and Collateral Requirement” means, at any time, the requirement that:

(a) the Administrative Agent shall have received from the Company and each Designated Subsidiary (i) in the case of the Company and each Person that is a Designated Subsidiary on the Restatement Effective Date, a counterpart of the Guarantee Agreement, duly executed and delivered on behalf of such Person, or (ii) in the case of any Person that becomes a Designated Subsidiary after the Restatement Effective Date, a supplement to the Guarantee Agreement, in the form specified therein, duly executed and delivered on behalf of such Person;

(b) the Administrative Agent shall have received from the Company and each Designated Subsidiary (other than OWW Fulfillment) (i) in the case of the Company and each Person that is a Designated Subsidiary on the Restatement Effective Date (other than OWW Fulfillment), a counterpart of the Collateral Agreement, duly executed and delivered on behalf of such Person, or (ii) in the case of any Person that becomes a Designated Subsidiary after the Restatement Effective Date (other than OWW Fulfillment), a supplement to the Collateral Agreement, in the form specified therein, duly executed and delivered on behalf of such Person; provided that in the case of any

Designated Subsidiary that is a Foreign Subsidiary, such Designated Subsidiary shall instead execute and deliver counterparts of one or more other Security Documents customary for the jurisdiction of organization of such Designated Subsidiary and in form and substance reasonably satisfactory to the Administrative Agent and the Company;

(c) in the case of any Person that becomes a Designated Subsidiary after the Restatement Effective Date, the Administrative Agent shall have received, to the extent reasonably requested by the Administrative Agent, documents, opinion of counsel and certificates with respect to such Designated Subsidiary of the type referred to in Sections 7(d), 7(f) and 7(h) of the Restatement Agreement;

(d) the Administrative Agent shall, solely to the extent required by the Collateral Agreement, have received (i) certificates or other instruments representing all certificated Equity Interests owned by each Loan Party, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank, and (ii) all promissory notes owned by each Loan Party, together with undated instruments of transfer with respect thereto endorsed in blank;

(e) within 30 days after the Restatement Effective Date (or such later date as the Administrative Agent may agree to in writing), all Indebtedness owed by any Loan Party to any Subsidiary that is not a Loan Party shall be subordinated to the Secured Obligations pursuant to the Intercompany Indebtedness Subordination Agreement;

(f) all documents and instruments, including Uniform Commercial Code financing statements, reasonably requested by the Administrative Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Documents and perfect such Liens to the extent required by, and with the priority required by, the Security Documents, shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording; and

(g) the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid and enforceable first Lien on the Mortgaged Property described therein, free of any other Liens except as permitted under Section 6.02, together with such endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request, (iii) a completed “life of loan” flood hazard determination form with respect to each Mortgaged Property, (iv) if any Mortgaged Property is located in an area identified by the Federal Emergency Management Agency to have special flood hazards, evidence of such flood insurance as may be required under the Flood Insurance Laws and Regulation H of the Board and (v) such surveys (which may be previously obtained surveys that, together with a “no-change” affidavit, are sufficient to issue the policies of title insurance described in clause (ii) above), abstracts, customary legal opinions to the extent reasonably requested by the Administrative Agent (but excluding opinions as to due execution, delivery, requisite authority, title, priority and usury) and existing appraisals and other existing documents in the possession of the applicable Loan Party as the Administrative Agent may reasonably request with respect to any such Mortgage or Mortgaged Property.

Notwithstanding the foregoing:

(i) this definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance, legal opinions or other deliverables with respect to, particular assets of the Loan Parties, if and for so long as the Administrative Agent, in consultation with the Company, reasonably determines that the cost of creating or perfecting such pledges or security interests in such assets, or obtaining such title insurance, legal opinions or other deliverables in respect of such assets, shall be excessive in relation to the benefit to be afforded to the Lenders therefrom;

(ii) the Administrative Agent may grant extensions of time for the creation and perfection of security interests in or the obtaining of title insurance, legal opinions or other deliverables with respect to particular assets in its sole discretion; provided that, in the case of delivery of Pledged Collateral (as defined in the Collateral Agreement) or other actions to be taken after the Restatement Effective Date, the Administrative Agent shall agree to a reasonable extension if the Company shall have delivered to the Administrative Agent a certificate of an Authorized Officer of the Company certifying that such actions cannot be reasonably completed with commercially reasonable efforts due to factors caused by the COVID-19 virus (it being acknowledged and agreed that the Administrative Agent shall be entitled to rely conclusively upon such certificate without any independent verification thereof);

(iii) nothing in this definition shall require the creation or perfection of pledges of, or security interests in, any Excluded Asset;

(iv) no Loan Party shall be required to obtain any control agreement with respect to any deposit account or securities account or enter into any lockbox agreement or similar arrangement with respect to any accounts or payment intangibles;

(v) no Loan Party shall be required to obtain any landlord, mortgagee or bailee waivers, estoppels, collateral access agreements or similar third party agreements;

(vi) no notices shall be required to be sent to account debtors or other contractual third parties to any item of Collateral unless an Event of Default shall have occurred and be continuing; and

(vii) no Loan Party (other than any Foreign Subsidiary) shall be required to take any action to create or perfect pledges of, or security interests in, any asset under the laws of any jurisdiction other than the United States of America, any State thereof or the District of Columbia (including any Equity Interests issued by any Subsidiary or other Person organized under the laws of any such jurisdiction).

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“IAC” means IAC/InterActiveCorp, a Delaware corporation.

“IAC Agreements” means each of the Separation Agreement dated as of August 9, 2005, by and between IAC and the Company, the Tax Sharing Agreement dated as of August 9, 2005, by and between IAC and the Company, the Employee Matters Agreement dated as of August 9, 2005, by and between IAC and the Company, and the Transition Services Agreement dated as of August 9, 2005, by and between IAC and the Company.

“IBA” has the meaning assigned to such term in Section 1.06.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations and all Synthetic Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (i) all Disqualified Equity Interests in such Person, valued, as of the date of determination, at the maximum aggregate amount that would be payable upon maturity, redemption, repayment or repurchase thereof (or of Disqualified Equity Interests or Indebtedness into which such Disqualified Equity Interests are convertible or exchangeable), (j) all Securitization Transactions of such Person and (k) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances. The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such other Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Notwithstanding the foregoing, Indebtedness of any Person shall not include (i) trade payables, (ii) endorsements of checks, bills of exchange and other instruments for deposit or collection in the ordinary course of business, (iii) customer deposits and advances, and interest payable thereon, in the ordinary course of business in accordance with customary trade terms and other obligations incurred in the ordinary course of business through credit on an open account basis customarily extended to such Person in connection with the purchase of goods or services, or (iv) obligations under overdraft arrangements with banks incurred in the ordinary course of business to cover working capital needs.

“Indemnified Taxes” means Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Borrower under any Loan Document.

“Indemnitee” has the meaning assigned to such term in Section 9.03(b).

“Intellectual Property” has the meaning assigned to such term in the Collateral Agreement.

“Intercompany Indebtedness Subordination Agreement” means the Intercompany Subordination Agreement among the Company, the Subsidiaries party thereto and the Administrative Agent, substantially in the form of Exhibit J, together with all supplements thereto.

“Interest Election Request” means a request by a Borrower (or the Company on its behalf) to convert or continue a Borrowing in accordance with Section 2.08, which shall be in the form of Exhibit D or any other form approved by the Administrative Agent.

“Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December and (b) with respect to any Eurocurrency Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurocurrency Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.

“Interest Period” means, with respect to any Eurocurrency Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two (other than in the case of Borrowings denominated in Euro), three or six months (or, with the consent of each Lender participating therein, twelve months) thereafter, as the applicable Borrower (or the Company on its behalf) may elect; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interpolated Screen Rate” means, with respect to any currency for any period, a rate per annum which results from interpolating on a linear basis between (a) the applicable Screen Rate for the longest maturity for which a Screen Rate is available that is shorter than such period and (b) the applicable Screen Rate for the shortest maturity for which a Screen Rate is available that is longer than such period, in each case as of the time the Interpolated Screen Rate is required to be determined in accordance with the other provisions hereof; provided that the Interpolated Screen Rate shall in no event be less than zero.

“Investment” means, with respect to a specified Person, any Equity Interests, evidences of Indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, or any capital contribution or loans or advances (other than advances made in the ordinary course of business that would be recorded as accounts receivable on the balance sheet of the specified Person prepared in accordance with GAAP) to, Guarantees of any Indebtedness or other obligations of, or transfers of property for consideration that is less than the fair value thereof (as reasonably determined by the Company) to, any other Person that are held or made by the specified Person. The amount, as of any date of determination, of (a) any Investment in the form of a loan or an advance shall be the principal amount thereof outstanding on such date, without any adjustment for write-downs or write-offs (including as a result of forgiveness of any portion thereof) with respect to such loan or advance after the date thereof, (b) any Investment in the form of a Guarantee shall be determined in accordance with the definition of the term “Guarantee”, (c) any Investment in the form of a purchase or other acquisition for value of any Equity Interests, evidences of Indebtedness or other securities of any Person shall be the fair value (as reasonably determined by the Company) of the consideration therefor (including any Indebtedness assumed in connection therewith), plus the fair value (as so determined) of all additions to such consideration, as of such date of determination, and minus the amount, as of such date of determination, of any portion of such Investment repaid to the investor in cash as a repayment of principal or a return of capital, as the case may be, but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the time of such Investment, (d) any Investment (other than any Investment referred to in clause (a), (b) or (c) above) in the form of a transfer of Equity Interests or other property by the investor to the investee, including any such transfer in the form of a capital contribution, shall be the fair value (as reasonably determined by the Company) of such Equity Interests or other property as of the time of such transfer (less, in the case of any investment in the form of transfer of property for consideration that is less than the fair value thereof, the fair value (as so determined) of such consideration as of the time of the transfer), minus the amount, as of such date of determination, of any portion of such Investment repaid to the investor in cash as a return of capital, but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the time of such transfer, and (e) any Investment (other than any Investment referred to in clause (a), (b), (c) or (d) above) in any Person resulting from the issuance by such Person of its Equity Interests to the investor shall be the fair value (as reasonably determined by the Company) of such Equity Interests at the time of the issuance thereof.

“Investment Agreements” means (a) that certain Investment Agreement, by and between the Company and AP Fort Holdings, L.P., dated as of April 23, 2020 and (b) that certain Investment Agreement, by and among the Company, SLP Fort Aggregator II, L.P. and SLP V Fort Holdings II, L.P., dated as of April 23, 2020, in each case, as amended, restated or otherwise modified from time to time.

“IP Collateral Agreements” has the meaning assigned to such term in the Collateral Agreement.

“IRS” means the US Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“Issuing Bank” means (a) each of JPMorgan Chase Bank, N.A., BNP Paribas and Bank of America, N.A. and (b) any other Lender that has entered into an Issuing Bank Agreement with the Company, each in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.06(i). Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such Issuing Bank shall, or shall cause such Affiliate to, comply with the requirements of Section 2.06 with respect to such Letters of Credit).

“Issuing Bank Agreement” means an agreement among the Company, the Administrative Agent and a financial institution pursuant to which such financial institution agrees to act as an Issuing Bank hereunder, in the form of Exhibit C or any other form approved by the Administrative Agent.

“Judgment Currency” has the meaning assigned to such term in Section 9.15(b).

“LC Commitment” means, as to any Issuing Bank, the maximum permitted amount of the LC Exposure that may be attributable to Letters of Credit issued by such Issuing Bank. The initial amount of each Issuing Bank’s LC Commitment is set forth on Schedule 2.06 or in such Issuing Bank’s Issuing Bank Agreement. The LC Commitment of any Issuing Bank may be increased or reduced by written agreement between such Issuing Bank and the Company, provided that a copy of such written agreement shall have been delivered to the Administrative Agent.

“LC Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit. The amount of any LC Disbursement made by an Issuing Bank in an Alternative LC Currency and not reimbursed by the applicable Borrower shall be determined as set forth in Section 2.06(e) or 2.06(l), as applicable.

“LC Exchange Rate” means, on any date of determination, with respect to US Dollars in relation to any Alternative LC Currency, the rate at which US Dollars may be exchanged into such Alternative LC Currency on such day as last provided (either by publication or as may otherwise be provided to the Administrative Agent) by the applicable Reuters source on the Business Day (determined based on New York City time) immediately preceding such day of determination (or, if a Reuters source ceases to be available or Reuters ceases to provide such rate of exchange, as last provided by such other publicly available information service that provides such rate of exchange at such time as shall be selected by the Administrative Agent from time to time in its reasonable discretion). For the avoidance of doubt, any exchange rate used will be with no mark-up or spread added.

“LC Exposure” means, at any time, the sum of (a) the aggregate of the US Dollar Equivalents (based on the applicable Exchange Rates) of the undrawn amounts of all outstanding

Letters of Credit at such time plus (b) the aggregate of the US Dollar Equivalents (based on the applicable Exchange Rates) of all LC Disbursements that have not yet been reimbursed by or on behalf of the applicable Borrower at such time. The LC Exposure of any Lender at any time shall be its Combined Tranche Percentage of the total LC Exposure at such time, adjusted (without duplication) to give effect to any reallocation under Section 2.20 of the LC Exposure of Defaulting Lenders in effect at such time.

“LC Participation Calculation Date” means, with respect to any LC Disbursement made by any Issuing Bank or any refund of a reimbursement payment made by any Issuing Bank to any Borrower, in each case in a currency other than US Dollars, (a) the date on which such Issuing Bank shall advise the Applicable Agent that it purchased with US Dollars the currency used to make such LC Disbursement or refund or (b) if such Issuing Bank shall not advise the Applicable Agent that it made such a purchase, the date on which such LC Disbursement or refund is made.

“Lender Parent” means, with respect to any Lender, any Person in respect of which such Lender is a subsidiary.

“Lenders” means the Persons listed on Schedule 2.01 to the Existing Credit Agreement and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“Letter of Credit” means any letter of credit issued pursuant to this Agreement, and, as of the Restatement Effective Date, the Existing Letters of Credit, other than any such letter of credit that shall have ceased to be a “Letter of Credit” outstanding hereunder pursuant to Section 9.05.

“Leverage Condition” shall be satisfied if the Leverage Ratio as of the end of the most recently ended fiscal quarter of the Company for which consolidated financial statements of the Company have been delivered pursuant to Section 5.01(a) or 5.01(b), calculated on an annualized basis using Consolidated EBITDA for the two most recently ended fiscal quarters of the Company included in such consolidated financial statements multiplied by two, is not greater than 5.00:1.00.

“Leverage Ratio” means, on any date, the ratio of (a) Consolidated Funded Debt as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Company ended on such date (or, if such date is not the last day of a fiscal quarter of the Company, ended most recently prior to such date).

“LIBO Rate” means, with respect to any Borrowing denominated in US Dollars or Sterling for any Interest Period, the applicable Screen Rate as of the Specified Time on the Quotation Date.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Liquidity” means, as of any date, (a) Unrestricted Cash of the Company and its Subsidiaries (in the case of Excluded Subsidiaries and other non-Wholly Owned Subsidiaries, (i) only to the extent of the Company’s direct or indirect equity ownership thereof and (ii) excluding Unrestricted Cash of any such Subsidiary to the extent that, as of such date, the declaration or payment of cash dividends or similar cash distributions by such Subsidiary is not permitted under applicable law or is subject to any prior approval of any Governmental Authority that has not been obtained or is not permitted by the operation of the terms of the organizational documents of such Subsidiary), plus (b) the sum of (i) the excess, if any, of (x) the total Commitments in effect on such date over (y) the total Revolving Credit Exposures as of such date, and (ii) in the event the Foreign Facility is a committed revolving facility, the amount of the unused commitments thereunder, in each case under this clause (b), only if the conditions precedent set forth in Section 4.02 or the conditions precedent to borrowing under the Foreign Facility, as applicable, are capable of being satisfied as of such date, minus (c) Total 30-Day Net Deferred Merchant Bookings as of such date.

“Loan” means any loan made by the Lenders to any Borrower pursuant to this Agreement.

“Loan Document Obligations” means (a) the due and punctual payment by the Borrowers of (i) the principal of and premium, if any, and interest (including interest accruing, at the rate specified herein, during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on all Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) each payment required to be made by any Borrower under any Loan Document in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon (including interest accruing, at the rate specified herein, during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral, and (b) the due and punctual payment or performance by the Borrowers of all other monetary obligations under this Agreement and by the Company, any Borrowing Subsidiary and any Subsidiary Guarantor of all other monetary obligations under any other Loan Document to which it is a party, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations accruing, at the rate specified herein or therein, or incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

“Loan Documents” means, collectively, (a) this Agreement, the Guarantee Agreement, the Collateral Agreement, the IP Collateral Agreements, any other Security Documents, the Restatement Agreement, the Borrowing Subsidiary Agreements and the Borrowing Subsidiary Terminations and (b) except for purposes of Section 9.02, any promissory notes delivered pursuant to Section 2.10(e) and any letter of credit applications referred to in Section 2.06(a) and any Issuing Bank Agreement.

“Loan Parties” means the Company and the Subsidiary Loan Parties.

“Local Time” means (a) with respect to a Loan or Borrowing denominated in US Dollars or any Letter of Credit, New York City time, (b) with respect to a Loan or Borrowing denominated in Euro, Brussels time, (c) with respect to a Loan or Borrowing denominated in Canadian Dollars, Toronto time, and (d) with respect to a Loan or Borrowing denominated in Sterling or Australian Dollars, London time.

“London Agent” means J.P. Morgan Europe Limited, JPMorgan Chase Bank, N.A. or any Affiliate or branch of JPMorgan Chase Bank, N.A., that JPMorgan Chase Bank, N.A. shall have designated for the purpose of acting in such capacity hereunder.

“Majority in Interest”, when used in reference to Lenders of any Class, means, at any time, (a) in the case of the Tranche 1 Lenders, Lenders having Tranche 1 Revolving Exposures and unused Tranche 1 Commitments representing more than 50% of the sum of the total Tranche 1 Revolving Exposures and unused Tranche 1 Commitments at such time and (b) in the case of the Tranche 2 Lenders, Lenders having Tranche 2 Revolving Exposures and unused Tranche 2 Commitments representing more than 50% of the sum of the total Tranche 2 Revolving Exposures and unused Tranche 2 Commitments at such time.

“Material Adverse Effect” means a material adverse effect on (a) the business, results of operations, assets or financial condition of the Company and the Subsidiaries, taken as a whole, (b) the ability of the Loan Parties, taken as a whole, to perform their obligations under the Loan Documents or (c) the rights of or benefits available to the Agents or the Lenders under the Loan Documents, taken as a whole; provided that the COVID-19 pandemic, all events, conditions or circumstances to the extent arising out of, resulting from or relating to the COVID-19 pandemic and all events, conditions or circumstances to the extent identified on Schedule 1.01 shall be disregarded for purposes of clause (a) of this definition.

“Material Indebtedness” means Indebtedness (other than the Loans, Letters of Credit and Guarantees under the Loan Documents), or obligations in respect of one or more Swap Agreements, of any one or more of the Company and the Subsidiaries in an aggregate principal amount exceeding US$50,000,000. For purposes of determining Material Indebtedness, the “amount” of the obligations of the Company or any Subsidiary in respect of (a) any Swap Agreement at any time shall be (i) the mark-to-market value for such Swap Agreement based upon one or more mid-market or other readily available quotations provided by any recognized dealer in Swap Agreements (which may include a Lender or any Affiliate of a Lender) or (ii) in the absence of any such quotations, the maximum aggregate principal amount that the Company or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time, in each case giving effect to any applicable netting agreements and (b) any Securitization Transaction shall be determined as set forth in the definition of such term.

“Material Subsidiary” means, at any time, each Subsidiary other than Subsidiaries that (a) together with their own subsidiaries, do not represent more than 2% for any such Subsidiary, or more than 10% in the aggregate for all such Subsidiaries, of either (i) Consolidated Total Assets or (ii) Consolidated Revenues of the Company and the Subsidiaries

at the end of or for the period of four consecutive fiscal quarters of the Company most recently ended prior to such time and (b) do not own Equity Interests or Indebtedness (other than de minimis Indebtedness) of any Material Subsidiary; provided that each Borrowing Subsidiary shall in any event be a Material Subsidiary.

“Maturity Date” means May 31, 2023.

“Maximum Rate” has the meaning assigned to such term in Section 9.13.

“MNPI” means material information concerning the Company, any Subsidiary or any Affiliate of any of the foregoing, or any of their securities, that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the Exchange Act. For purposes of this definition, “material information” means information concerning the Company, any Subsidiary or other Affiliate of the Company, any Subsidiary or any Affiliate of any of the foregoing, or any of their securities, that could reasonably be expected to be material for purposes of the United States Federal and state securities laws.

“Moody’s” means Moody’s Investors Service, Inc. and any successor to its rating agency business.

“Mortgage” means a mortgage, deed of trust, assignment of leases and rents or other security document granting a Lien on any Mortgaged Property to secure, subject to Section 1.09, the Secured Obligations. Each Mortgage shall be in form and substance reasonably satisfactory to each of the Company and the Administrative Agent.

“Mortgaged Property” means each parcel of real property owned in fee by any Loan Party that, together with all improvements located thereon, has appraised value or, in the absence of any appraisal, book value in excess of US$5,000,000; provided that neither the New Headquarters nor any New Headquarters Assets shall constitute Mortgaged Property.

“Multiemployer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, that is maintained, sponsored or contributed to by the Company or any ERISA Affiliate.

“Net Proceeds” means (a) with respect to any incurrence of any Indebtedness or any issuance or sale of any Equity Interests in the Company, the aggregate amount of cash, Permitted Investments and other cash equivalents received by the Company or any Subsidiary in respect of such event, net of the sum, without duplication, of all third party fees and out-of-pocket costs and expenses actually incurred by the Company or any Subsidiary in connection with such event, including attorneys’ fees, accountants’ fees, investment banking fees and underwriting discounts and commissions and (b) with respect to any sale, transfer, lease or other disposition of assets, (i) the proceeds in the form of cash, Permitted Investments and other cash equivalents received in respect of such event, including any cash, Permitted Investments and other cash equivalents received in respect of any non-cash proceeds, but only as and when received, net of (ii) the sum, without duplication, of (A) all third party fees and out-of-pocket costs and expenses actually incurred by the Company or any Subsidiary in connection with such event, including attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith, (B) the amount of all payments reasonably estimated to be required to be made by the Company and the Subsidiaries of Indebtedness (other than Indebtedness incurred under the Loan Documents) or other obligations relating to the applicable asset to the extent such Indebtedness or obligations are secured by a Lien permitted hereunder (other than Liens on the Collateral that are junior in priority to the Liens pursuant to the Loan Documents), (C) the amount of all payments reasonably estimated to be required to be made by the Company and the Subsidiaries in respect of purchase price adjustment, indemnification and similar contingent liabilities that are directly attributable to such event or in respect of any retained liabilities associated with such event (including pension and other post-employment benefit liabilities and environmental liabilities), (D) the amount of all Taxes (including transfer taxes, deed or recording taxes and repatriation taxes or any withholding or deduction) paid (or reasonably estimated to be payable) by the Company and the Subsidiaries in connection with such event and (E) in the case of any proceeds from any sale, transfer, lease or other disposition by any Subsidiary that is not a Wholly Owned Subsidiary, the portion of such proceeds received by such Subsidiary attributable to the noncontrolling interests in such Subsidiary, in each case, as reasonably determined by the Company. For purposes of this definition, in the event any estimate with respect to contingent liabilities or Taxes as described in clause (b)(ii)(C) or (b)(ii)(D) above shall be reduced, the amount of such reduction shall, except to the extent such reduction is made as a result of a payment having been made in respect of the applicable contingent liabilities or Taxes, be deemed to be receipt, on the date of such reduction, of proceeds in the form of cash, Permitted Investments or other cash equivalents in respect of such event.

“New Headquarters” means (a) the approximately 41-acre site with a current street address of 1201 Amgen Ct W, Seattle, WA 98119, (b) any subsequently acquired real properties (either fee or leasehold) either (i) adjacent to the property described in clause (a) of this definition or (ii) used in whole or in part in connection with the headquarters of the Company and in the general vicinity of the property described in clause (a) of this definition and (c) all current or future buildings, facilities and improvements (including all repairs, replacements, alterations and additions thereof and thereto) on or under any of the real properties described in clause (a) or (b) of this definition, together with all easements, appurtenances and hereditaments thereto, and including all air rights, mineral rights, water rights and development rights.

“New Headquarters Assets” means the New Headquarters, together with all fixtures, building service equipment, furnishings and betterments currently or subsequently located thereon and all other personal property currently or subsequently located thereon or directly relating thereto or used in connection therewith (including all machinery, equipment and installations) and all other rights, interests and privileges that, in the case of any such personal property and all other rights, interests and privileges, is used in connection with the operation of the New Headquarters and customarily financed together with real properties similar to the New Headquarters, including insurance policies and insurance proceeds and condemnation awards, leases, subleases, licenses, concessions, rents, issues and profits (and all repairs, replacements, alterations and additions thereof and thereto), but specifically excluding any Intellectual Property (other than Intellectual Property that has de minimis fair value, as reasonably determined by the Company) and Equity Interests.

“New Headquarters Parent SPV” means a Subsidiary that is a special purpose entity formed for the purpose of being the direct parent company of the New Headquarters SPV, provided that (a) such Subsidiary does not own any significant assets other than Equity Interests in, and Indebtedness or other obligations of, the New Headquarters SPV and assets relating to its existence and (b) such Subsidiary conducts no significant business other than business relating to ownership of assets referred to in clause (a) above; provided further that the New Headquarters Parent SPV may not be designated as a Borrowing Subsidiary.

“New Headquarters SPV” means a Subsidiary that is a special purpose entity formed for the purpose of incurring Indebtedness secured by Liens on, or otherwise supported by, any New Headquarters Assets, provided that (a) such Subsidiary does not own any significant assets other than any New Headquarters Assets and assets relating to its existence or to the incurrence of such Indebtedness and (b) such Subsidiary conducts no significant business other than the ownership of any New Headquarters Assets and activities incidental thereto (including leasing of all or any portion of the New Headquarters Assets to the Company or any of its Subsidiaries and related contractual relationships); provided further that the New Headquarters SPV may not be designated as a Borrowing Subsidiary.

“Non-Defaulting Lender” means, at any time, any Lender that is not a Defaulting Lender at such time.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m., New York City time, on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the foregoing rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“NYFRB Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“Other Connection Taxes” means, with respect to either Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Company or any Borrowing Subsidiary hereunder, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means any and all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made at the request of the Company pursuant to Section 2.19(b)).

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depositary institutions (as such composite rate shall be determined by the NYFRB as set forth on the NYFRB Website) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate; provided that if such rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“OWW Fulfillment” means OWW Fulfillment Services, Inc., a Tennessee corporation.

“Participant” has the meaning assigned to such term in Section 9.04(c)(i).

“Participant Register” has the meaning assigned to such term in Section 9.04(c)(i).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permitted Charitable Contributions” means charitable contributions (as defined in Section 170(c) of the Code, whether in the form of cash, securities or other property and without regard to whether such charitable contributions are deductible for income tax purposes) made by the Company or any Subsidiary, whether directly (including to a donor advised fund) or through one or more Affiliates, and any binding commitment with respect thereto; provided that the aggregate amount of such contributions made by the Company and the Subsidiaries during any fiscal year of the Company, together with the aggregate amount of all binding commitments of the Company and the Subsidiaries to make any such contributions during such fiscal year, may not exceed US$10,000,000 in the aggregate.

“Permitted Encumbrances” means:

(a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, vendors’ and lessors’ Liens (and deposits to obtain the release of such Liens), setoff rights and other like Liens imposed by law (or contract, to the extent that such contractual Liens are similar in nature and scope to such Liens imposed by law), arising in the ordinary course of business and securing obligations that (i) are not overdue by more than 30 days or (ii) are being contested in good faith by appropriate proceedings; provided that (A) the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (B) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (C) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect;

(c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, disability, unemployment insurance and other similar plans or programs and other social security laws or regulations;

(d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature (including deposits in respect of tax assessments (or in respect of any performance bonds posted in connection therewith) that are required to be made by the assessing municipalities prior to the commencement of litigation challenging such assessments), in each case in the ordinary course of business;

(e) judgment liens in respect of judgments that do not constitute an Event of Default under Section 7.01(k); and

(f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.

“Permitted Holders” means Barry Diller, his Affiliates (including any Affiliated Holders) and any group of which any of the foregoing is, in terms of both economic and voting interest, one of the principal members.

“Permitted Investments” means:

(a) direct obligations of the United States of America (including U.S. Treasury bills, notes and bonds) that are backed by the full faith and credit of the United States of America;

(b) direct obligations of any agency of the United States of America that are backed by the full faith and credit of the United States of America and direct obligations of United States of America government-sponsored enterprises (including the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation) that are rated the same as direct obligations of the United States of America;

(c) direct obligations of, and obligations fully guaranteed by, any State of the United States of America that, on the date of acquisition, are rated investment grade by Moody’s or by S&P, including general obligation and revenue notes and bonds, insured bonds (including all insured bonds having, on the date of acquisition, a credit rating of Aaa by Moody’s and AAA by S&P) and refunded bonds (reissued bonds collateralized by U.S. Treasury securities);

(d) Indebtedness of any county or other local governmental body within the United States of America having, on the date of acquisition, a credit rating of Aaa by Moody’s or AAA by S&P, or Auction Rate Securities, Tax-Exempt Commercial Paper or Variable Rate Demand Notes issued by such bodies that is, on the date of acquisition, rated at least A3/P-1/VMIG-1 by Moody’s or A-/A-1/SP-1 by S&P;

(e) non-US Dollar denominated indebtedness of other sovereign countries having, on the date of acquisition, a credit rating of Aaa by Moody’s or AAA by S&P;

(f) non-US Dollar denominated indebtedness of government agencies having, on the date of acquisition, a credit rating of Aaa by Moody’s or AAA by S&P;

(g) mortgage-backed securities of the United States of America and/or any agency thereof that are backed by the full faith and credit of the United States of America; provided that such mortgage-backed securities that are purchased on a TBA (“To-Be-Announced”) basis must have a settlement date of less than three months from date of purchase;

(h) collateralized mortgage obligations of the United States of America and/or any agency thereof that are backed by the full faith and credit of the United States of America;

(i) commercial paper issued by any corporation or bank having a maturity of nine months or less and having, on the date of acquisition, a credit rating of at least P1 or the equivalent thereof from Moody’s or A1 or the equivalent thereof from S&P;

(j) money market investments, deposits, bankers acceptances, certificates of deposit, notes and other like instruments, in each case issued by any bank that has a combined capital and surplus and undivided profits of not less than US$500,000,000;

(k) direct obligations of corporations, banks or financial entities and agencies, including medium term notes (MTN) and bonds, structured notes and Eurodollar/Yankee notes and bonds, in each case having, at the date of acquisition, a credit rating of at least Baa1 from Moody’s or BBB+ from S&P;

(l) repurchase and reverse repurchase agreements for securities described in clauses (a) through (c) above with a financial institution described in clause (j) above;

(m) asset-backed securities that are, on the date of acquisition, rated BBB+ by S&P or Baa1 by Moody’s;

(n) money market funds and mutual funds consisting primarily of investments described in clauses (a) through (m) above, in each case having a credit rating of at least Aaa from Moody’s or AAA from S&P, and in each case having at least US$500,000,000 of assets under management;

(o) money market investments, deposits, bankers acceptances, certificates of deposit, notes and other like instruments, in each case not described in clause (j) of this definition to the extent that (i) the issuing bank is organized under the laws of a country in which the Company or any of its Subsidiaries conducts operations and (ii) the aggregate amount of such instruments issued by any individual bank or its Affiliates held by the Company and its Subsidiaries does not exceed US$20,000,000; and

(p) other investments determined by the Company or any Subsidiary to entail credit risks not materially greater than those associated with the foregoing investments and approved in writing by the Administrative Agent.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA that is maintained, sponsored or contributed to by the Company or any ERISA Affiliate.

“Preferred Stock” means the Series A Preferred Stock issued in accordance with the terms of the Investment Agreements, the terms of which are set forth in the Certificate of Designation.

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Board of Governors in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Board of Governors (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned to it in Section 9.20.

“Qualifying Foreign Facility” means a Foreign Facility that satisfies the following requirements on the date of the effectiveness of the definitive documentation therefor: (a) the creditors thereunder constitute at least a Majority in Interest of the Tranche 1 Lenders and (b) Tranche 1 Lenders constituting at least a Majority in Interest of the Tranche 1 Lenders shall have provided at least their respective Ratable Shares (as defined in their respective Foreign Facility Deemed Agreements) of such Foreign Facility.

“Quotation Date” means (a) with respect to any Eurocurrency Borrowing denominated in US Dollars for any Interest Period, two Business Days prior to the first day of such Interest Period, (b) with respect to any Eurocurrency Borrowing denominated in Sterling, Canadian Dollars or Australian Dollars for any Interest Period, the first Business Day of such Interest Period and (c) with respect to any Eurocurrency Borrowing denominated in Euro for any Interest Period, the day two TARGET Days before the first day of such Interest Period, in each case unless market practice differs for loans such as the applicable Loans priced by reference to rates quoted in the Relevant Interbank Market, in which case the Quotation Date for such currency shall be determined by the Applicable Agent in accordance with market practice for such loans priced by reference to rates quoted in the Relevant Interbank Market (and if quotations would normally be given by leading banks for such loans priced by reference to rates quoted in the Relevant Interbank Market on more than one day, the Quotation Date shall be the last of those days).

“Register” has the meaning assigned to such term in Section 9.04(b)(iv).

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, trustees, partners, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Relevant Interbank Market” means (a) with respect to US Dollars and Sterling, the London interbank market, (b) with respect to Euros, the European interbank market, (c) with respect to Canadian Dollars, the Toronto interbank market and (d) with respect to Australian Dollars, the Australian interbank market.

“Required Lenders” means, at any time, Lenders having Revolving Credit Exposures and unused Commitments representing more than 50% of the sum of the total Revolving Credit Exposures and unused Commitments at such time.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Restatement Agreement” means the Restatement Agreement dated as of May 4, 2020, among the Company, the Borrowing Subsidiaries party thereto, the Lenders party thereto and the Agents.

“Restatement Effective Date” has the meaning assigned to such term in the Restatement Agreement.

“Restatement Signing Date” means May 4, 2020.

“Restricted Cash” means, as of any date with respect to any Person, any cash, Permitted Investments and other cash equivalents directly owned on such date by such Person and that do not constitute Unrestricted Cash of such Person.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Company or any Subsidiary.

“Restricted Secured Obligations” means, with respect to any Existing Indenture, any Secured Obligations that constitute Indebtedness under, and as defined in, such Existing Indenture.

“Reuters” means Thomson Reuters Corporation, a corporation incorporated under and governed by the Business Corporations Act (Ontario), Canada, Refinitiv or, in each case, a successor thereto.

“Revolving Credit Exposure” means, with respect to any Lender at any time, the sum at such time of such Lender’s Tranche 1 Revolving Exposure and Tranche 2 Revolving Exposure at such time.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., or any successor to its rating agency business.

“Sale/Leaseback Transaction” means any arrangement, directly or indirectly, with any Person whereby the Company or any Subsidiary shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter the Company or any such Subsidiary shall rent or lease property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred. The “amount” of any Sale/Leaseback Transaction at any time will be the capitalized amount of the lease included in such transaction as reflected on the most recent consolidated balance sheet of the Company delivered pursuant to Section 5.01 (or, in the case of a Sale/Leaseback Transaction resulting in a lease that is not a Capital Lease, the amount that would be so reflected in respect of such lease if it were a Capital Lease).

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (as of the Restatement Signing Date, Crimea, Cuba, Iran, North Korea and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or (b) any other Person dealings with which are the subject of Sanctions.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the European Union or Her Majesty’s Treasury of the United Kingdom.

“Screen Rate” means (a) in respect of the LIBO Rate for any Interest Period or with respect to any determination of the Alternate Base Rate pursuant to clause (c) of the definition thereof, a rate per annum equal to the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for deposits in the applicable currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period as displayed on the Reuters screen page that displays such rate (currently LIBOR01 or LIBOR02) (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other commercially available information service that publishes such rate as shall be selected by the Applicable Agent from time to time), (b) in respect of the EURIBO Rate for any Interest Period, the percentage per annum determined by the European Money Market Institute (or any other Person that takes over the administration of such rate) for such Interest Period as set forth on the Reuters screen page that displays such rate (currently EURIBOR01) (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other commercially available information service that publishes such rate as shall be selected by the Applicable Agent from time to time), (c) in respect of the CDO Rate for any Interest Period, the average rate for bankers acceptances denominated in Canadian Dollars with a term equal to such Interest Period as displayed on the “Reuters Screen CDOR Page” as used in the 2006 ISDA Definition as published by the International Swaps and Derivatives Association, Inc. definitions, as modified and amended from time to time (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Applicable Agent from time to time) and (d) in respect of the AUD Bank Bill Rate for any Interest Period, the Australian Bank Bill Swap Reference Rate (Bid) administered by the ASX Benchmark Pty Limited (ACN 616 075 417) (or any other Person that takes over the administration of such rate) for bills of exchange in Australian Dollars with a term equivalent to such Interest Period as displayed on the applicable Reuters screen page (currently page BBSY) (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other commercially available information service that publishes such rate as shall be selected by the Applicable Agent from time to time); provided that if the Screen Rate, determined as provided above, would be less than zero, the Screen Rate shall for all purposes of this Agreement be zero. If, as to any currency, no Screen Rate shall be available for a particular Interest Period but Screen Rates shall be available for maturities both longer and shorter than such Interest Period, then the Screen Rate for such Interest Period shall be the Interpolated Screen Rate.

“SEC” means the United States Securities and Exchange Commission.

“Secured Obligations” means (a) the Loan Document Obligations, (b) the Designated Cash Management Obligations and (c) the Designated Swap Obligations, excluding, with respect to any Subsidiary Loan Party, Excluded Swap Obligations.

“Secured Parties” means, collectively, (a) the Administrative Agent and the London Agent, (b) the Arrangers, (c) the Lenders, (d) the Issuing Banks, (e) each provider of Cash Management Services the obligations under which constitute Designated Cash Management Obligations, (f) each counterparty to any Swap Agreement the obligations under which constitute Designated Swap Obligations, (g) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document, (h) the holder of any other Secured Obligation and (i) the successors and assigns of any of the foregoing.

“Securities Act” means the United States Securities Act of 1933.

“Securitization Receivables” has the meaning assigned to such term in the definition of “Securitization Transaction”.

“Securitization Subsidiary” means any Subsidiary that is a special purpose entity formed for the purpose of engaging in activities in connection with Securitization Transactions, provided that such Subsidiary (a) does not own any significant assets other than Securitization Receivables, Equity Interests in any other Securitization Subsidiary, assets relating to its existence and other assets ancillary to any of the foregoing and (b) conducts no business activities other than in connection with Securitization Transactions and activities incidental thereto; provided further that a Securitization Subsidiary may not be designated as a Borrowing Subsidiary.

“Securitization Transaction” means any transfer by the Company or any Subsidiary of accounts receivable or interests therein (collectively, the “Securitization Receivables”) (a) to a trust, partnership, corporation or other entity, which transfer is funded in whole or in part, directly or indirectly, by the incurrence or issuance by the transferee or any successor transferee of Indebtedness, fractional undivided interests or securities that are to receive payments from, or that represent interests in, the cash flow derived from such accounts receivable or interests, or (b) directly, or indirectly through a special purpose vehicle, to one or more investors or other purchasers. The amount of any Securitization Transaction shall be deemed at any time to be the aggregate principal or stated amount of the Indebtedness, fractional undivided interests or other securities referred to in the preceding sentence or, if there shall be no such principal or stated amount, the uncollected amount of the accounts receivable or interests therein transferred pursuant to such Securitization Transaction net of any such accounts receivable or interests therein that have been written off as uncollectible and/or any discount (but not in excess of the discount that would be usual and customary for securitization transactions of this type in light of the then prevailing market conditions) in the purchase price therefor. For purposes of Section 6.02 only, a Securitization Transaction shall be deemed to be secured by a Lien on the accounts receivable or interests therein that are subject thereto, and such accounts receivable and interests shall be deemed to be assets of the Company and the Subsidiaries.

“Security Documents” means (a) the Collateral Agreement, (b) the IP Collateral Agreements, (c) any Mortgages and (d) each other security agreement or other instrument or document executed and delivered by or on behalf of any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant to, or perfect in favor of, the Administrative Agent, for the benefit of the Secured Parties, a Lien on any property of such Loan Party as security, subject to Section 1.09, for the Secured Obligations.

“Singapore Dollars” or “SGD$” refers to lawful money of Singapore.

“Specified Foreign Subsidiary” means (a) any Subsidiary that is a “controlled foreign corporation” (within the meaning of Section 957(a) of the Code) and (b) any subsidiary of any entity described in clause (a) of this definition.

“Specified Time” means (a) with respect to the LIBO Rate, 11:00 a.m., London time, (b) with respect to the EURIBO Rate, 11:00 a.m., Brussels time, (c) with respect to the CDO Rate, 11:00 a.m., Toronto time, and (d) with respect to the AUD Bank Bill Rate, 11:00 a.m., Sydney time.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve (including any marginal, special, emergency or supplemental reserves) established by the Board of Governors to which the Administrative Agent is subject for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board of Governors). Such reserve percentages shall include those imposed pursuant to Regulation D of the Board of Governors. Eurocurrency Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under any applicable law, rule or regulation, including Regulation D. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Sterling” or “£” means the lawful currency of the United Kingdom.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any subsidiary of the Company.

“Subsidiary Guarantor” means each Subsidiary of the Company that is a party to the Guarantee Agreement.

“Subsidiary Loan Party” means each Subsidiary that is a party to both the Guarantee Agreement and the Collateral Agreement; provided that, other than for purposes of Article VI, any Subsidiary that is a party to the Guarantee Agreement but not the Collateral Agreement shall be deemed to be a Subsidiary Loan Party.

“Supplemental Perfection Certificate” means a certificate in the form of Exhibit H or any other form approved by the Administrative Agent.

“Supported QFC” has the meaning assigned to it in Section 9.20.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or the Subsidiaries shall be a Swap Agreement.

“Swap Obligation” means any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Synthetic Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, under a synthetic, off-balance sheet or tax retention lease, including any financing lease or other agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which are characterized as the indebtedness of such Person for US tax purposes (without regard to accounting treatment), and the amount of such obligations shall be the capitalized amount thereof that would appear on a balance sheet of such Person under GAAP if such lease were accounted for as a capital lease.

“TARGET Day” means any day on which both (a) the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET2) payment system (or, if such payment system ceases to be operative, such other payment system as shall be determined by the Applicable Agent to be a replacement therefor for purposes hereof) is open for the settlement of payments in Euro and (b) banks in London are open for general business.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

“Total 30-Day Net Deferred Merchant Bookings” means, as of any date, an amount equal to (a) (i) Total Net Deferred Merchant Bookings as of such date multiplied by (ii) the percentage of Total Deferred Merchant Bookings as of such date represented by Total Deferred Merchant Bookings for stays within 30 days, less (b) the amount (to the extent such amount is not in excess of the product referred to in clause (a)) of current deposits made by the Company and its Subsidiaries (other than Excluded Subsidiaries) held by credit card processors in relation to customer refunds. Total 30-Day Net Deferred Merchant Bookings shall be calculated in substantially the same manner as the sample calculation thereof set forth in Schedule 6.11 hereto.

“Total Deferred Merchant Bookings” means, as of any date, the amount that would appear as the “deferred merchant bookings” on a consolidated balance sheet of the Company prepared in accordance with GAAP as of such date.

“Total Net Deferred Merchant Bookings” means, as of any date, an amount (which shall not be less than zero) equal to (a) the Total Deferred Merchant Bookings as of such date, less (b) the sum, without duplication, as of such date of (i) the amount of Restricted Cash held by the Company or any of its Subsidiaries for purposes of paying hosts upon stay in connection with any deferred merchant bookings relating to the Vrbo business of the Company and its Subsidiaries, (ii) the product of (A) the amount of prepaid merchant bookings of the Company and its Subsidiaries and (B) the successful collection rate from hosts against such prepaid merchant bookings achieved by the Company and its Subsidiaries during the calendar month immediately preceding such date, (iii) to the extent of a corresponding liability reflected in deferred merchant bookings, the amount of any refundable credit card fees associated with any deferred merchant bookings, (iv) to the extent of a corresponding liability reflected in deferred merchant bookings, the amount of any accounts receivable, net of reserves, relating to the “Expedia Affiliate Collect” program of the Company and its Subsidiaries so long as such accounts receivable are backstopped by a letter of credit, cash deposit or insurance, (v) to the extent of a corresponding liability reflected in deferred merchant bookings, the amount of accounts receivable, net of reserves, relating to cancellation of prepaid Vrbo bookings, (vi) the amount of credit card receivables of the Company and its Subsidiaries related to payments for customer deferred merchant bookings that have not yet settled and (vii) to the extent included in deferred merchant bookings, the amount of any deferred loyalty rewards. Total Net Deferred Merchant Bookings shall be calculated in substantially the same manner as the sample calculation thereof set forth in Schedule 6.11 hereto.

“Tranche” means a Class of Commitments and extensions of credit thereunder. For purposes hereof, each of the following comprises a separate Tranche: (a) the Tranche 1 Commitments, the Tranche 1 Revolving Loans and participations in Letters of Credit attributable to the Tranche 1 Commitments and (b) the Tranche 2 Commitments, the Tranche 2 Revolving Loans and participations in Letters of Credit attributable to the Tranche 2 Commitments. The Classes of Commitments and extensions of credit described under clauses (a) and (b) above are referred to, respectively, as “Tranche 1” and “Tranche 2”.

“Tranche 1” has the meaning assigned to such term in the definition of the term “Tranche”.

“Tranche 1 Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Tranche 1 Revolving Loans and to acquire participations in Letters of Credit, expressed as an amount representing the maximum permitted amount of such Lender’s Tranche 1 Revolving Exposure hereunder, as such commitment may be (a) reduced or increased from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The amount of each Lender’s Tranche 1 Commitment as of the Restatement Effective Date is as set forth in the Restatement Agreement.

“Tranche 1 Lender” means a Lender with a Tranche 1 Commitment or Tranche 1 Revolving Exposure.

“Tranche 1 Percentage” means, at any time with respect to any Tranche 1 Lender, the percentage of the total Tranche 1 Commitments represented by such Lender’s Tranche 1 Commitment at such time. If the Tranche 1 Commitments have terminated or expired, the Tranche 1 Percentages shall be determined based upon the Tranche 1 Commitments most recently in effect, giving effect to any assignments.

“Tranche 1 Reduction/Prepayment Amount” means (a) with respect to any Tranche 1 Reduction/Prepayment Event referred to in clause (a) of the definition of such term, the total amounts of the commitments under, or the total amount of the increase in the commitments under, as the case may be, the applicable Foreign Facility, (b) with respect to any Tranche 1 Reduction/Prepayment Event referred to in clause (b) of the definition of such term, the aggregate principal amount of the Indebtedness incurred under the applicable Foreign Facility; provided that the amount under this clause (b) shall be reduced by the amount of any Tranche 1 Reduction/Prepayment Amount theretofore or concurrently therewith arising in relation to any commitment relating to such Indebtedness, (c) with respect to any Tranche 1 Reduction/Prepayment Event referred to in clause (c) of the definition of such term, 30% of the Net Proceeds received by the Company or any Subsidiary therefrom, (d) with respect to any Tranche 1 Reduction/Prepayment Event referred to in clause (d) of the definition of such term, an amount sufficient to repay all the Tranche 1 Revolving Loans in full and permit the reduction of the Tranche 1 Commitments to $0 and (e) with respect to any Tranche 1 Reduction/Prepayment Event referred to in clause (e) of the definition of such term, the aggregate amount of the Indebtedness (as defined in any Existing Indenture) secured by the applicable Lien or the aggregate amount of the Attributable Debt with respect to the applicable sale and lease-back transaction, as applicable.

“Tranche 1 Reduction/Prepayment Event” means (a) the effectiveness of any commitments under, or the effectiveness of any increase in any commitments under, any Foreign Facility, (b) incurrence by the Company or any Subsidiary of any Indebtedness under any Foreign Facility, (c) incurrence, after the Restatement Effective Date, by the Company or any Subsidiary of any Indebtedness to the extent such Indebtedness is incurred in reliance on (or any Guarantees thereof are incurred in reliance on) Section 6.01(s), 6.01(t), 6.01(w) and/or 6.01(x), or any combination thereof, but, in the case of this clause (c), only to the extent the aggregate principal amount of such Indebtedness so incurred since the Restatement Effective Date (excluding any such Indebtedness to the extent the Net Proceeds thereof are applied substantially concurrently with the incurrence thereof (or within three Business Days thereafter) to repay, prepay, redeem or otherwise discharge any Indebtedness theretofore incurred in reliance on Section 6.01(w) and that had an earlier scheduled maturity than the Indebtedness so incurred) exceeds (it being understood that only incurrence of such excess amount shall be subject to this clause (c)) the sum of (i) US$2,500,000,000 plus (ii) the aggregate amount of Net Proceeds in excess of US$1,000,000,000 received by the Company or any Subsidiary from the issuance and sale of Equity Interests in the Company on or after the Restatement Signing Date or pursuant to any issuance and sale of the Preferred Stock consummated substantially concurrently with the occurrence of the Restatement Effective Date, (d) any release of all or substantially all of the value of the Collateral from the Liens of the Security Documents pursuant to Section 9.02A(a)(i) and (e) any creation, incurrence or assumption by any Excluded Subsidiary of any Lien on any property or asset now owned or hereafter acquired by it, in each case, in reliance on the proviso to the last sentence of Section 6.02 or any entrance by any Excluded Subsidiary into any sale and lease-back transaction in reliance on the proviso to the last sentence of Section 6.03.

“Tranche 1 Revolving Exposure” means, at any time, the sum of (a) the aggregate principal amount of the Tranche 1 Revolving Loans denominated in US Dollars outstanding at such time, (b) the sum of the US Dollar Equivalents of the aggregate principal amounts of the Tranche 1 Revolving Loans denominated in Euro, Sterling, Canadian Dollars or Australian Dollars outstanding at such time and (c) the Tranche 1 Share of the LC Exposure at such time. The Tranche 1 Revolving Exposure of any Lender at any time shall be such Lender’s Tranche 1 Percentage of the total Tranche 1 Revolving Exposure at such time, adjusted (without duplication) to give effect to any reallocation under Section 2.20 of the LC Exposure of Defaulting Lenders in effect at such time.

“Tranche 1 Revolving Loan” means a Loan made pursuant to Section 2.01(a). Each Tranche 1 Revolving Loan denominated in US Dollars shall be a Eurocurrency Loan or an ABR Loan, and each Tranche 1 Revolving Loan denominated in Euro, Sterling, Canadian Dollars or Australian Dollars shall be a Eurocurrency Loan.

“Tranche 1 Share” means, at any time, a percentage determined by dividing the aggregate amount of the Tranche 1 Commitments at such time by the aggregate amount of the Commitments at such time.

“Tranche 2” has the meaning assigned to such term in the definition of the term “Tranche”.

“Tranche 2 Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Tranche 2 Revolving Loans and to acquire participations in Letters of Credit, expressed as an amount representing the maximum permitted amount of such Lender’s Tranche 2 Revolving Exposure hereunder, as such commitment may be established pursuant to Section 2.09(g) and (a) reduced or increased from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

“Tranche 2 Lender” means a Lender with a Tranche 2 Commitment or Tranche 2 Revolving Exposure.

“Tranche 2 Percentage” means, at any time with respect to any Tranche 2 Lender, the percentage of the total Tranche 2 Commitments represented by such Lender’s Tranche 2 Commitment at such time. If the Tranche 2 Commitments have terminated or expired, the Tranche 2 Percentages shall be determined based upon the Tranche 2 Commitments most recently in effect, giving effect to any assignments.

“Tranche 2 Revolving Exposure” means, at any time, the sum of (a) the aggregate principal amount of the Tranche 2 Revolving Loans denominated in US Dollars outstanding at such time, (b) the sum of the US Dollar Equivalents of the aggregate principal amounts of the Tranche 2 Revolving Loans denominated in Euro, Sterling, Canadian Dollars or Australian

Dollars outstanding at such time and (c) the Tranche 2 Share of the LC Exposure at such time. The Tranche 2 Revolving Exposure of any Lender at any time shall be such Lender’s Tranche 2 Percentage of the total Tranche 2 Revolving Exposure at such time, adjusted (without duplication) to give effect to any reallocation under Section 2.20 of the LC Exposure of Defaulting Lenders in effect at such time.

“Tranche 2 Revolving Loan” means a Loan made pursuant to Section 2.01(b). Each Tranche 2 Revolving Loan denominated in US Dollars shall be a Eurocurrency Loan or an ABR Loan, and each Tranche 2 Revolving Loan denominated in Euro, Sterling, Canadian Dollars or Australian Dollars shall be a Eurocurrency Loan.

“Tranche 2 Share” means, at any time, a percentage determined by dividing the aggregate amount of the Tranche 2 Commitments at such time by the aggregate amount of the Commitments at such time.

“Tranche Percentage” means, at any time, with respect to any Lender holding any Commitment or Loan under Tranche 1 or Tranche 2, such Lender’s Tranche 1 Percentage or Tranche 2 Percentage, as applicable, at such time.

“Transactions” means the execution, delivery and performance by each Loan Party of the Loan Documents to which it is to be a party, the creation of the Liens provided for in the Security Documents, the borrowing of Loans and the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

“trivago” means trivago N.V., a Dutch public limited company (naamloze vennootschap), formerly known as travel B.V., a Dutch private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid).

“trivago Form F-1” means the Form F-1 Registration Statement filed by trivago with the SEC on November 14, 2016, as amended or supplemented from time to time.

“trivago Form F-6” means the Form F-6 Registration Statement filed by trivago with the SEC on December 5, 2016, as amended or supplemented from time to time.

“trivago IPO” means an initial public offering of American Depositary Shares of trivago, substantially as described in the trivago Form F-1 and the trivago Form F-6.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate, the LIBO Rate, the EURIBO Rate, the CDO Rate, the AUD Bank Bill Rate or the Alternate Base Rate.

“UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the time of issuance).

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unrestricted Cash” means, as of any date with respect to any Person, cash, Permitted Investments and other cash equivalents directly owned on such date by such Person, as such amount would appear on a consolidated balance sheet of such Person prepared as of such date in accordance with GAAP; provided that such cash, Permitted Investments and other cash equivalents do not appear (and would not be required to appear) as “restricted” on a consolidated balance sheet of such Person prepared in accordance with GAAP.

“US Dollar Equivalent” means, on any date of determination, (a) with respect to any amount in US Dollars, such amount, and (b) with respect to any amount in any currency other than US Dollars, the equivalent in US Dollars of such amount, determined by the Administrative Agent using the Exchange Rate or the LC Exchange Rate, as applicable, with respect to such currency in effect for such amount on such date. The US Dollar Equivalent at any time of the amount of any Letter of Credit, LC Disbursement or Loan denominated in any currency other than US Dollars shall be the amount most recently determined as provided in Section 1.05(b).

“US Dollars” or “US$” refers to lawful money of the United States of America.

“US Person” means any person that is (a) a “United States person” within the meaning of Section 7701(a)(30) of the Code and (b) any entity that for U.S. Federal income tax purposes is disregarded as an entity separate from any person described in clause (a) of this definition.

“US Special Resolution Regimes” has the meaning assigned to such term in Section 9.20.

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

“Wholly Owned Subsidiary” means any Subsidiary all the Equity Interests in which (other than directors’ qualifying shares and/or other nominal amounts of Equity Interests that are required under applicable law to be held by Persons other than the Company or the Wholly Owned Subsidiaries) are owned, directly or indirectly, by the Company.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any U.K. Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of such Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Tranche 1 Revolving Loan”) or by Type (e.g., a “Eurocurrency Loan”) or by Class and Type (e.g., a “Eurocurrency Tranche 1 Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Tranche 1 Revolving Borrowing”) or by Type (e.g., a “Eurocurrency Borrowing”) or by Class and Type (e.g., a “Eurocurrency Tranche 1 Revolving Borrowing”).

SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal, tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein (including to this Agreement or any other Loan Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.

SECTION 1.04. Accounting Terms; GAAP; Pro Forma Calculations. (a)Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP as in effect from time to time; provided that (i) if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Restatement Signing Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith and (ii) for purposes of determining compliance with any covenant set forth in Article VI, no effect shall be given to (A) any election under Accounting Standards Codification 825 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness of the Company or any Subsidiary at “fair value”, as defined therein, (B) any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof, (C) any valuation of Indebtedness below its full stated principal amount as a result of the application of Accounting Standards Update 2015-03, Interest, issued by the Financial Accounting Standards Board, it being agreed that Indebtedness shall at all times be valued at the full stated principal amount thereof, and (D) any change as a result of the adoption of any of the provisions set forth in the Accounting Standards Update 2016-02, Leases (Topic 842), issued by the Financial Accounting Standards Board in February 2016, or any other amendments to the Accounting Standards Codifications issued by the Financial Accounting Standards Board in connection therewith, in each case if such change would require the recognition of right-of-use assets and lease liabilities for leases or similar agreements that would not be classified as capital leases under GAAP as in effect prior to January 1, 2019.

(b) All pro forma computations required to be made hereunder giving effect to any Acquisition, Investment, sale, disposition, merger or similar event shall reflect on a pro forma basis such event and, to the extent applicable, the historical earnings and cash flows associated with the assets acquired or disposed of and any related incurrence or reduction of Indebtedness, and may also reflect (i) any projected synergies or similar benefits expected to be realized as a result of such event to the extent such synergies or similar benefits would be permitted to be reflected in financial statements prepared in compliance with Article 11 of Regulation S-X under the Securities Act and (ii) any other demonstrable cost-savings and other adjustments not included in the foregoing clause (i) that are reasonably anticipated by the Company to be achieved in connection with any such event within the 12-month period following the consummation of such event, which the Company determines are reasonable and as set forth in a certificate of a Financial Officer; provided that the aggregate additions to Consolidated EBITDA, for any period being tested, pursuant to this clause (ii), together with the aggregate amount of all other Capped Adjustments for such period, shall not exceed 15% of Consolidated EBITDA for such period (determined prior to giving effect to any addback for any Capped Adjustments).

SECTION 1.05. Currency Translation. (a) For purposes of any determination under Section 6.01, 6.02, 6.03, 6.12, 7.01(f), 7.01(g) or 7.01(k), all amounts incurred, outstanding or proposed to be incurred or outstanding in currencies other than US Dollars shall be translated into US Dollars at currency exchange rates in effect on the date of such determination; provided that no Default or Event of Default shall arise as a result of any limitation set forth in US Dollars in Section 6.01, 6.02, 6.03 or 6.12 being exceeded solely as a result of changes in currency exchange rates from those rates applicable at the time or times Indebtedness, Liens, Sale/Leaseback Transactions or Investments were initially consummated in reliance on the exceptions under such Sections. For purposes of any determination under Sections 6.05 and 6.08, the amount of each payment, disposition or other applicable transaction denominated in a currency other than US Dollars shall be translated into US Dollars at the applicable currency exchange rate in effect on the date of the consummation thereof. Such currency exchange rates shall be determined in good faith by the Company. For purposes of Sections 6.10 and 6.11, and the related definitions, amounts in currencies other than US Dollars shall be translated into US Dollars at the currency exchange rates then most recently used in preparing the Company’s consolidated financial statements.

(b) (i) The Administrative Agent shall determine the US Dollar Equivalent of any Letter of Credit denominated in an Alternative LC Currency as of the date of the issuance thereof and on the first Business Day of each calendar month on which such Letter of Credit is outstanding, in each case using the Exchange Rate (as calculated in accordance with the definition thereof on the date of determination), and each such amount shall be the US Dollar Equivalent of such Letter of Credit until the next required calculation thereof pursuant to this Section. The Administrative Agent shall in addition determine the US Dollar Equivalent of any Letter of Credit denominated in an Alternative LC Currency as provided in Sections 2.06(e) and 2.06(l).

(ii) The Applicable Agent shall determine the US Dollar Equivalent of any Borrowing denominated in any currency other than US Dollars on or about the date of the commencement of the initial Interest Period therefor and as of the date of the commencement of each subsequent Interest Period therefor, in each case using the Exchange Rate (as calculated in accordance with the definition thereof on the date of determination), and each such amount shall be the US Dollar Equivalent of such Borrowing until the next required calculation thereof pursuant to this Section.

(iii) The Applicable Agent may also determine the US Dollar Equivalent of any Borrowing or Letters of Credit denominated in any currency other than US Dollars as of such other dates as such Applicable Agent shall determine, in each case using the Exchange Rate (as calculated in accordance with the definition thereof on the date of determination), and each such amount shall be the US Dollar Equivalent of such Borrowing or Letter of Credit until the next calculation thereof pursuant to this Section.

(iv) The Administrative Agent shall notify the Company, the applicable Lenders and the applicable Issuing Bank of each determination of the US Dollar Equivalent of each Letter of Credit, Borrowing and LC Disbursement.

SECTION 1.06. Interest Rates; LIBOR Notification. The interest rate on a Loan denominated in US Dollars or any other applicable currency may be derived from an interest rate benchmark that is, or may in the future become, the subject of regulatory reform. Regulators have signaled the need to use alternative benchmark reference rates for some of these interest rate benchmarks and, as a result, such interest rate benchmarks may cease to comply with applicable laws and regulations, may be permanently discontinued, and/or the basis on which they are calculated may change. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administration, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurocurrency Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. In the circumstances set forth in Section 2.14(b), Section 2.14(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “Screen Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof including, without limitation whether the composition or characteristics of any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to Section 2.14(b), will be similar to, or produce the same value or economic equivalence of, the Screen Rate or have the same volume or liquidity as did the applicable Screen Rate prior to its discontinuance or unavailability.

SECTION 1.07. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.

SECTION 1.08. Foreign Facility Cashless Rollover. Notwithstanding any other provision of this Agreement to the contrary, in connection with the establishment of any Foreign Facility and any related prepayment of the Tranche 1 Revolving Loans required pursuant to Section 2.11(b), any Tranche 1 Lender may, in its sole discretion, elect to accept such prepayment to be in the form of Indebtedness incurred under such Foreign Facility rather than in the form of immediately available funds in the currency of such Tranche 1 Revolving

Loan, it being agreed that notice of such acceptance shall be provided to the Administrative Agent and the mechanics of the cashless settlement thereof shall be reasonably acceptable to the Company and the Administrative Agent. In connection with the foregoing, the Lenders party to the Restatement Agreement agree that the Company and the Administrative Agent may, without any further consent of any Lender, effect such amendments to this Agreement as may be necessary or appropriate, in the opinion of the Administrative Agent and the Company, to give effect to the provisions of this Section 1.08, including any mechanics intended to effect such cashless settlement.

SECTION 1.09. Restricted Secured Obligations. Notwithstanding anything to the contrary set forth herein or in any other Loan Document, for so long as any Existing Notes (as defined in the Collateral Agreement) shall be outstanding, the amount of the Restricted Secured Obligations secured by a Lien on any asset or property of the Loan Parties granted under this Agreement (including Section 2.06(j)) or any other Loan Document shall be limited to the Maximum Existing Indenture Basket Amount (as defined in the Collateral Agreement) with respect thereto.

ARTICLE II

The Credits

SECTION 2.01. Commitments. (a) Subject to the terms and conditions set forth herein, each Tranche 1 Lender agrees to make Tranche 1 Revolving Loans denominated in US Dollars, Euro, Sterling, Canadian Dollars or Australian Dollars to any Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Lender’s Tranche 1 Revolving Exposure exceeding such Lender’s Tranche 1 Commitment or (ii) the total Tranche 1 Revolving Exposure exceeding the total Tranche 1 Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, any Borrower may borrow, prepay and reborrow Tranche 1 Revolving Loans.

(b) Subject to the terms and conditions set forth herein, each Tranche 2 Lender agrees to make Tranche 2 Revolving Loans denominated in US Dollars, Euro, Sterling, Canadian Dollars or Australian Dollars to any Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Lender’s Tranche 2 Revolving Exposure exceeding such Lender’s Tranche 2 Commitment or (ii) the total Tranche 2 Revolving Exposure exceeding the total Tranche 2 Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, any Borrower may borrow, prepay and reborrow Tranche 2 Revolving Loans.

SECTION 2.02. Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class, Type and currency made by the Lenders ratably in accordance with their respective Commitments of the applicable Class to the same Borrower. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and not joint and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b) Subject to Section 2.14, each Borrowing shall be comprised (i) in the case of Borrowings denominated in US Dollars, entirely of ABR Loans or Eurocurrency Loans of the applicable Type as the applicable Borrower (or the Company on its behalf) may request in accordance herewith, and (ii) in the case of Borrowings denominated in any other currency, entirely of Eurocurrency Loans of the applicable Type. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement.

(c) At the commencement of each Interest Period for any Eurocurrency Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; provided that a Eurocurrency Borrowing that results from a continuation of an outstanding Eurocurrency Borrowing may be in an aggregate amount that is equal to such outstanding Borrowing. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of US$1,000,000 and not less than US$1,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments of the applicable Class or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e). Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of six Eurocurrency Borrowings outstanding.

(d) Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request, or to elect to convert or continue, any Eurocurrency Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

SECTION 2.03. Requests for Borrowings. To request a Borrowing, the applicable Borrower (or the Company on its behalf) shall submit a written Borrowing Request, signed by an Authorized Officer of such Borrower or the Company, as applicable, to the Applicable Agent (a) in the case of a Eurocurrency Borrowing denominated in US Dollars, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing, (b) in the case of a Borrowing denominated in Euro, Sterling, Canadian Dollars or Australian Dollars, not later than 11:00 a.m., Local Time, four Business Days before the date of the proposed Borrowing, and (c) in the case of an ABR Borrowing, not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such Borrowing Request shall be irrevocable and shall specify the following information in compliance with Section 2.02:

(i) the Borrower requesting such Borrowing (or on whose behalf the Company is requesting such Borrowing);

(ii) the aggregate amount and currency of the requested Borrowing;

(iii) the Class of such Borrowing;

(iv) the date of such Borrowing, which shall be a Business Day;

(v) if denominated in US Dollars, whether such Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing;

(vi) in the case of a Eurocurrency Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(vii) the location and number of the account of the applicable Borrower to which funds are to be disbursed, which shall comply with Section 2.07, or, in the case of any ABR Borrowing requested to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e), the identity and the account of the Issuing Bank that had made such LC Disbursement.

If no currency is specified with respect to any requested Borrowing, then the applicable Borrower shall be deemed to have selected US Dollars. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be (A) if denominated in US Dollars, an ABR Borrowing and (B) if denominated in any other currency, a Eurocurrency Borrowing of the applicable Type. If no Interest Period is specified with respect to any requested Eurocurrency Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Applicable Agent shall advise each Lender of the applicable Class of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

SECTION 2.04. Borrowing Subsidiaries. Any Wholly Owned Subsidiary of the Company that is a Domestic Subsidiary (and not a CFC Holdco or a Subsidiary of any Foreign Subsidiary) shall become a Borrowing Subsidiary and a party to this Agreement upon the effectiveness of a Borrowing Subsidiary Agreement executed by such Subsidiary and the Company and delivered to the Administrative Agent. As soon as practicable upon receipt of any such Borrowing Subsidiary Agreement, the Administrative Agent will make a copy thereof available to the Lenders. Each Borrowing Subsidiary Agreement shall become effective on the date five Business Days after it has been so made available by the Administrative Agent, subject to the receipt by any Lender of any information reasonably requested by it under the USA Patriot Act or other “know-your-customer” laws, in each case, not later than the second Business Day after the delivery of such Borrowing Subsidiary Agreement. Upon the execution by the Company and delivery to the Administrative Agent of a Borrowing Subsidiary Termination with respect to any Borrowing Subsidiary, such Subsidiary shall cease to be a Borrowing Subsidiary hereunder and a party to this Agreement; provided that no Borrowing Subsidiary Termination will become effective as to any Borrowing Subsidiary (other than to terminate such Borrowing Subsidiary’s right to make further Borrowings or obtain Letters of Credit under this Agreement) at a time when any principal of or interest on any Loan to such Borrowing Subsidiary or any Letter of Credit issued for the account of such Borrowing Subsidiary shall be outstanding hereunder. Promptly following receipt of any Borrowing Subsidiary Termination, the Administrative Agent shall send a copy thereof to each Lender.

SECTION 2.05. [Reserved]

SECTION 2.06. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, each Borrower may request any Issuing Bank to issue Letters of Credit for its own account, in a form reasonably acceptable to such Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by any Borrower to, or entered into by any Borrower with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. The Existing Letters of Credit will, for all purposes of this Agreement (including paragraphs (d) and (e) of this Section), continue to constitute Letters of Credit.

(b) Notice of Issuance, Amendment, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment or extension of an outstanding Letter of Credit, other than an automatic extension permitted under paragraph (c) of this Section), the applicable Borrower shall deliver by hand or facsimile transmission (or transmit by electronic communication, if arrangements for doing so have been approved by the recipient of such notice) to an Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended or extended, and specifying the date of issuance, amendment or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the currency in which such Letter of Credit is to be denominated (which shall be US Dollars or an Alternative LC Currency), the name and address of the beneficiary thereof and such other information as shall be necessary to enable the applicable Issuing Bank to prepare, amend or extend such Letter of Credit. If requested by the applicable Issuing Bank, the applicable Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit; provided that any provisions in any such letter of credit application that are inconsistent with the provisions of this Agreement or the other Loan Documents shall be of no force or effect. A Letter of Credit shall be issued, amended or extended only if (and upon each issuance, amendment or extension of any Letter of Credit the applicable Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment or extension (i) the total LC Exposure shall not exceed US$120,000,000, (ii) the total Tranche 1 Revolving Exposure shall not exceed the total Tranche 1 Commitments, (iii) the Tranche 1 Revolving Exposure of any Lender shall not exceed the Tranche 1 Commitment of such Lender, (iv) the total Tranche 2 Revolving Exposure shall not exceed the total Tranche 2 Commitments, (v) the Tranche 2 Revolving Exposure of any Lender shall not exceed the Tranche 2 Commitment of such Lender and (vi) the portion of the LC Exposure attributable to Letters of Credit issued by any Issuing Bank shall not exceed the LC Commitment of such Issuing Bank.

(c) Expiration Date. Each Letter of Credit shall by its terms expire at or prior to the close of business on the earlier of (i) the date 18 months after the date of the issuance of such Letter of Credit (or, in the case of any extension thereof, 13 months after such extension) and (ii) the date that is five Business Days prior to the Maturity Date; provided that any Letter of Credit may contain customary automatic extension provisions agreed upon by the applicable Borrower and the applicable Issuing Bank pursuant to which the expiration date of such Letter of Credit shall automatically be extended for a period of up to 13 months (but not to a date later than the date set forth in clause (ii) above), subject to a right on the part of such Issuing Bank to prevent any such extension from occurring pursuant to the terms of such Letter of Credit.

(d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Lenders, the Issuing Bank that is the issuer thereof hereby grants to each Lender, and each Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Combined Tranche Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Lender’s Combined Tranche Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the applicable Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment in respect of an LC Disbursement required to be refunded to any Borrower for any reason. Such payment by the Lenders shall be made (i) if the currency of the applicable LC Disbursement or reimbursement payment shall be US Dollars, then in US Dollars and (ii) subject to paragraph (e) of this Section, if the currency of the applicable LC Disbursement or reimbursement payment shall be an Alternative LC Currency, in US Dollars in an amount equal to the US Dollar Equivalent of such LC Disbursement or reimbursement payment, calculated by the Administrative Agent using the LC Exchange Rate on the applicable LC Participation Calculation Date. Each Lender acknowledges and agrees that (A) its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment or extension of any Letter of Credit, the occurrence and continuance of a Default, any reduction or termination of the Commitments, any fluctuation in currency values or any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of the ISP or any successor publication of the International Chamber of Commerce) or similar terms of the Letter of Credit itself permits a drawing to be made under such Letter of Credit after the expiration thereof or of the Commitments, and (B) each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender further acknowledges and agrees that, in issuing, amending or extending any Letter of Credit, the applicable Issuing Bank shall be entitled to rely, and shall not incur any liability for relying, upon the representation and warranty of each Borrower deemed made pursuant to Section 4.02, unless, at least two Business Days prior to the time such Letter of Credit is issued, amended or extended (or, in the case of an automatic extension permitted pursuant to paragraph (c) of this Section, at least two Business Days prior to the time by which the election not to extend must be made by the applicable Issuing Bank), the Required Lenders shall have notified the applicable Issuing Bank (with a copy to the Administrative Agent) in writing that, as a result of one or more events or circumstances described in such notice, one or more of the conditions precedent set forth in Section 4.02 would not be satisfied if such Letter of Credit were then issued, amended or extended.

(e) Reimbursement. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the applicable Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount in the currency of such LC Disbursement equal to such LC Disbursement not later than 12:00 noon, Local Time, on the date that such LC Disbursement is made, if such Borrower shall have received notice of such LC Disbursement prior to 11:00 a.m., Local Time, on such date, or, if such notice has not been received by such Borrower prior to such time on such date, then not later than 12:00 noon, Local Time, on (i) the Business Day that such Borrower receives such notice, if such notice is received prior to 11:00 a.m., Local Time, on the day of receipt, or (ii) the Business Day immediately following the day that such Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, if such LC Disbursement is denominated in US Dollars and is not less than the Borrowing Minimum for US Dollar denominated Loans, the applicable Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Borrowing in an equivalent amount and, to the extent so financed, such Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing. If the applicable Borrower fails to make any such reimbursement payment when due, the applicable Issuing Bank shall give prompt notice and details thereof to the Administrative Agent, whereupon (A) if such payment relates to a Letter of Credit denominated in an Alternative LC Currency, automatically and with no further action required, the obligation of such Borrower to reimburse the applicable LC Disbursement shall be permanently converted into an obligation to reimburse the US Dollar Equivalent, calculated using the LC Exchange Rate on the applicable LC Participation Calculation Date, of such LC Disbursement and (B) in the case of each LC Disbursement, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the amount of the payment then due from such Borrower in respect thereof and such Lender’s Combined Tranche Percentage thereof, and each Lender shall pay in US Dollars to the Administrative Agent on the date such notice is received its Combined Tranche Percentage of the payment then due from such Borrower, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders pursuant to this paragraph), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the applicable Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse an Issuing Bank for any LC Disbursement (other than the funding of ABR Loans as contemplated above) shall not constitute a Loan and shall not relieve the applicable Borrower of its obligation to reimburse such LC Disbursement. If the applicable Borrower’s reimbursement of, or obligation to reimburse, any amounts in any Alternative LC Currency would subject the Administrative Agent, the applicable Issuing Bank or any Lender to any stamp duty, ad valorem charge or similar tax that would not be payable if such reimbursement were made or required to be made in US Dollars, such Borrower shall pay the amount of any such tax requested by the Administrative Agent, such Issuing Bank or such Lender.

(f) Obligations Absolute. The obligation of each Borrower to reimburse LC Disbursements as provided in paragraph (e) of this Section is absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, this Agreement or any other Loan Document, or any term or provision herein or therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, (iv) any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of the ISP or any successor publication of the International Chamber of Commerce) or similar terms of the Letter of Credit itself permits a drawing to be made under such Letter of Credit after the stated expiration date thereof or of the Commitments of any Class or (v) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of, or provide a right of setoff against, such Borrower’s obligations hereunder. None of the Agents, the Lenders, the Issuing Banks or any of their respective Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any other act, failure to act or other event or circumstance; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to a Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by each Borrower to the extent permitted by applicable law) suffered by such Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that the applicable Issuing Bank shall be deemed to have exercised care in each such determination unless a court of competent jurisdiction shall have determined by a final, non-appealable judgment that such Issuing Bank was grossly negligent or acted with willful misconduct in connection with such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g) Disbursement Procedures. The applicable Issuing Bank shall, within the time allowed by applicable law or the specific terms of such Letter of Credit, following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The applicable Issuing Bank shall promptly after such examination notify the Administrative Agent and the applicable Borrower by telephone, facsimile or email (and, in the case of telephonic notice, promptly confirmed by facsimile or email) of such demand for payment and of such Issuing Bank having made an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the applicable Borrower of its obligation to reimburse such Issuing Bank and the Lenders with respect to any such LC Disbursement.

(h) Interim Interest. If an Issuing Bank shall make any LC Disbursement, then, unless the applicable Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the applicable Borrower reimburses such LC Disbursement in full, (i) in the case of any LC Disbursement denominated in US Dollars, and at all times following the conversion to US Dollars of any LC Disbursement made in an Alternative LC Currency pursuant to paragraph (e) or (l) of this Section, at the rate per annum then applicable to ABR Tranche 1 Revolving Loans and (ii) if such LC Disbursement is made in an Alternative LC Currency, at all times prior to its conversion to US Dollars pursuant to paragraph (e) or (l) of this Section, at a rate equal to the rate reasonably determined by the applicable Issuing Bank to be the cost to such Issuing Bank of funding such LC Disbursement (which may be deemed by the applicable Issuing Bank, at its election, to equal to the applicable Foreign Currency Overnight Rate) plus the Applicable Rate applicable to Eurocurrency Tranche 1 Revolving Loans at such time; provided that, if the applicable Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(c) shall apply. Interest accrued pursuant to this paragraph shall be paid by the applicable Borrower to the Administrative Agent, for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank shall be paid by the applicable Borrower to the Administrative Agent for the account of such Lender to the extent of such payment, and shall be payable on demand or, if no demand has been made, on the date on which the applicable Borrower reimburses the applicable LC Disbursement in full.

(i) Replacement of an Issuing Bank. An Issuing Bank may be replaced at any time by written agreement among the Company, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank and execution and delivery by the Company, the Administrative Agent and the successor Issuing Bank of an Issuing Bank Agreement. The Administrative Agent shall notify the Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, each Borrower shall pay all unpaid fees payable by it that are accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement (including the right to receive fees under Section 2.12(b)), but shall not be required to issue additional Letters of Credit.

(j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Company receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC

Exposure representing more than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrowers shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders and the Issuing Banks, an amount in cash in US Dollars equal to the total LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that (i) amounts payable in respect of any Letter of Credit or LC Disbursement shall be payable in the currency of such Letter of Credit or LC Disbursement, except that LC Disbursements in an Alternative LC Currency in respect of which the applicable Borrower’s reimbursement obligations have been converted to obligations in US Dollars as provided in paragraph (e) or (l) of this Section and interest accrued thereon shall be payable in US Dollars, and (ii) the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Borrower or any Material Subsidiary described in Section 7.01(h) or 7.01(i). The Borrowers shall also deposit cash collateral in US Dollars in accordance with this paragraph as and to the extent required by Sections 2.11(b) and 2.20. Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations, subject to Section 1.09. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be in Permitted Investments and shall be made at the option and sole discretion of the Administrative Agent and at the Borrowers’ risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Banks for LC Disbursements on behalf of the Borrowers for which they have not been reimbursed, together with related fees, costs and customary processing charges, and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of (A) Lenders with LC Exposure representing more than 50% of the total LC Exposure and (B) in the case of any such application at a time when any Lender is a Defaulting Lender (but only if, after giving effect thereto, the remaining cash collateral shall be less than the total LC Exposure of all the Defaulting Lenders), the consent of each Issuing Bank), be applied in accordance with Section 4.02 of the Collateral Agreement to satisfy other Secured Obligations, subject to Section 1.09. If any Borrower provides an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to such Borrower within three Business Days after all Events of Default have been cured or waived. If any Borrower provides an amount of cash collateral pursuant to Section 2.11(b), such amount (to the extent not applied as aforesaid) shall be returned to such Borrower, upon request, to the extent that, after giving effect to such return, the total Tranche 1 Revolving Exposure would not exceed the total Tranche 1 Commitments, the total Tranche 2 Revolving Exposure would not exceed the total Tranche 2 Commitments and no Event of Default shall have occurred and be continuing. If any Borrower provides an amount of cash collateral hereunder pursuant to Section 2.20, such amount (to the extent not applied as aforesaid) shall be returned to such Borrower, upon request, to the extent that, after giving effect to such return, no Issuing Bank shall have any exposure in respect of any outstanding Letter of Credit that is not fully covered by the Commitments of the Non-Defaulting Lenders and/or the remaining cash collateral and no Event of Default shall have occurred and be continuing.

(k) Issuing Bank Reports. Each Issuing Bank shall, in addition to its notification obligations set forth elsewhere in this Section, report in writing to the Administrative Agent, promptly upon request, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank.

(l) Conversion. In the event that the Loans become immediately due and payable on any date pursuant to Section 7.01, all amounts (i) that any Borrower is at the time or becomes thereafter required to reimburse or otherwise pay to the Administrative Agent in respect of LC Disbursements made under any Letter of Credit denominated in an Alternative LC Currency (other than amounts in respect of which the Borrowers have deposited cash collateral, if such cash collateral was deposited in the applicable currency), (ii) that the Lenders are at the time or become thereafter required to pay to the Administrative Agent (and the Administrative Agent is at the time or becomes thereafter required to distribute to the applicable Issuing Bank) pursuant to paragraph (e) of this Section in respect of unreimbursed LC Disbursements made under any Letter of Credit denominated in an Alternative LC Currency and (iii) of each Lender’s participation in any Letter of Credit denominated in an Alternative LC Currency under which an LC Disbursement has been made shall, automatically and with no further action required, be converted into the US Dollar Equivalent, calculated using the LC Exchange Rate on such date (or in the case of any LC Disbursement made after such date, on the date such LC Disbursement is made), of such amounts. On and after such conversion, all amounts accruing and owed to the Administrative Agent, any Issuing Bank or any Lender in respect of the obligations described in this paragraph shall accrue and be payable in US Dollars at the rates otherwise applicable hereunder.

(m) Communications with Beneficiaries. Each Issuing Bank shall use its commercially reasonable efforts to provide advance notice to the Company of any formal communication by such Issuing Bank with any beneficiary under any Letter of Credit issued by such Issuing Bank with respect thereto, other than any such communication in the ordinary course of business or otherwise in accordance with the standard operating procedures of such Issuing Bank.

(n) LC Exposure Determination. For all purposes of this Agreement, (i) the amount of a Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases (other than any such increase consisting of the reinstatement of an amount previously drawn thereunder and reimbursed), whether or not such maximum stated amount is in effect at the time of determination and (ii) if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the ISP or similar terms of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrowers and Lenders hereunder shall remain in full force and effect until the Issuing Banks and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit.

(o) Applicability of ISP and UCP. Unless otherwise expressly agreed by the Issuing Bank and the applicable Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit and (ii) the rules of the UCP shall apply to each commercial Letter of Credit.

(p) Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Subsidiary that is not a Borrower, or states that a Subsidiary that is not a Borrower is the “account party”, “applicant”, “customer”, “instructing party”, or the like of or for such Letter of Credit, and without derogating from any rights of the applicable Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Company (i) shall reimburse, indemnify and compensate the applicable Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of the Company and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. The Company hereby acknowledges that the issuance of such Letters of Credit for its Subsidiaries inures to the benefit of the Company, and that the Company’s business derives substantial benefits from the businesses of such Subsidiaries.

SECTION 2.07. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds in the applicable currency by 12:00 noon, Local Time, to the account of the Applicable Agent most recently designated by it for such purpose by notice to the Lenders. The Applicable Agent will make such Loans available to the applicable Borrower by promptly crediting the amounts so received, in like funds, to an account of such Borrower maintained with the Applicable Agent and designated by such Borrower in the applicable Borrowing Request; provided that ABR Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank specified in the applicable Borrowing Request.

(b) Unless the Applicable Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Applicable Agent such Lender’s share of such Borrowing, the Applicable Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance on such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Applicable Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Applicable Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Applicable Agent, at (i) in the case of such Lender, (A) if denominated in US Dollars, the greater of the NYFRB and a rate determined by the Applicable Agent in accordance with banking industry rules on interbank compensation and (B) if denominated in an any currency other than US Dollars, the greater of the Foreign Currency Overnight Rate and a rate determined by the Applicable Agent in accordance with banking industry rules on interbank compensation, or (ii) in the case of such Borrower, (A) if denominated in US Dollars, the interest rate applicable to ABR Loans of the applicable Class and (B) if denominated in any currency other than US Dollars, the interest rate applicable to the subject Loan. If such Lender pays such amount to the Applicable Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. If such Borrower and such Lender shall pay such interest to the Applicable Agent for the same or an overlapping period, the Applicable Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period. Any such payment by any Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Applicable Agent.

SECTION 2.08. Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurocurrency Borrowing, shall have an initial Interest Period as specified in such Borrowing Request or as otherwise provided in Section 2.03. Thereafter, the applicable Borrower may elect to convert any Borrowing denominated in US Dollars to a different Type or to continue any Borrowing and, in the case of a Eurocurrency Borrowing, may elect Interest Periods therefor, all as provided in this Section. The applicable Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b) To make an election pursuant to this Section, the applicable Borrower (or the Company on its behalf) shall submit a written Interest Election Request, signed by an Authorized Officer of such Borrower or the Company, as applicable, to the Applicable Agent by the time that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a Borrowing of the Type, and in the currency, resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable. Notwithstanding any other provision of this Section, no Borrower shall be permitted to change the currency of any Borrowing or to convert any Borrowing to a Type not available under the Class of Commitments pursuant to which such Borrowing was made.

(c) Each Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing; and

(iv) if the resulting Borrowing is to be a Eurocurrency Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurocurrency Borrowing but does not specify an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) If a Borrower fails to deliver a timely Interest Election Request with respect to a Eurocurrency Borrowing prior to the end of the Interest Period applicable thereto, then such Borrowing (i) if such Borrowing is denominated in US Dollars, shall be converted to an ABR Borrowing at the end of such Interest Period and (ii) if such Borrowing is denominated in any currency other than US Dollars, shall be continued as a Eurocurrency Borrowing of the same Type with an Interest Period of one month’s duration unless repaid. Notwithstanding any contrary provision hereof, if any Event of Default under Section 7.01(h) or 7.01(i) has occurred and is continuing, or if any other Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Company, then, in each such case, so long as an Event of Default is continuing (i) in the case of Borrowings denominated in US Dollars, (A) no outstanding Borrowing may be converted to or continued as a Eurocurrency Borrowing and (B) unless repaid, each Eurocurrency Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto, and (ii) in the case of Borrowings denominated in any currency other than US Dollars, unless repaid, each Eurocurrency Borrowing shall be continued as a Eurocurrency Borrowing of the same Type with an Interest Period of one month’s duration.

SECTION 2.09. Termination and Reduction of Commitments; Conversion of Commitments. (a) Unless previously terminated, the Commitments shall terminate on the Maturity Date.

(b) The Company may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of the Borrowing Multiple for US Dollar denominated Loans and not less than the Borrowing Minimum for US Dollar denominated Loans, (ii) the Company shall not terminate or reduce the Commitments of any Class if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.11, the total Tranche 1 Revolving Exposure would exceed the total Tranche 1 Commitments or the total Tranche 2 Revolving Exposure would exceed the total Tranche 2 Commitments and (iii) if any

Tranche 1 Commitments shall be outstanding, the Company shall not (A) terminate the Tranche 2 Commitments unless, concurrently therewith, the Tranche 1 Commitments shall have been terminated in full or (B) reduce the Tranche 2 Commitments unless, concurrently therewith, the Tranche 1 Commitments shall have been reduced by at least a ratable amount (such ratable amount to be determined on the basis of the relative amounts of the total Commitments of each Class, in each case, immediately prior to giving effect to such reduction). The Company shall notify the Administrative Agent of any election to terminate or reduce the Commitments pursuant to this paragraph at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Company pursuant to this paragraph shall be irrevocable; provided that a notice of termination or reduction of the Commitments of any Class delivered by the Company may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

(c) In the event and on each occasion that, after the Restatement Effective Date and prior to the termination of the Tranche 1 Commitments in full, any Tranche 1 Reduction/Prepayment Event shall occur, then (i) in the case of a Tranche 1 Reduction/Prepayment Event referred to in clause (a), (b) or (d) of the definition of such term, on the date of the occurrence of such Tranche 1 Reduction/Prepayment Event and (ii) in the case of a Tranche 1 Reduction/Prepayment Event referred to in clause (c) or (e) of the definition of such term, on the third Business Day after the occurrence of such Tranche 1 Reduction/Prepayment Event, the Tranche 1 Commitments shall automatically reduce, including to (but not below) zero, by the Tranche 1 Reduction/Prepayment Amount with respect to such Tranche 1 Reduction/Prepayment Event; provided that, in the case of a Tranche 1 Reduction/Prepayment Event referred to in clause (c) of the definition of such term, in the event that on or prior to the date of such reduction the Company or any Subsidiary is required, in accordance with the definitive documentation for any Foreign Facility then in effect, to apply any Net Proceeds received by the Company or any Subsidiary from such Tranche 1 Reduction/Prepayment Event to prepay or repurchase Indebtedness outstanding under such Foreign Facility, then the amount of the reduction of the Tranche 1 Commitments under clause (ii) above shall be reduced by the amount of the Net Proceeds so required to be applied by the Company or such Subsidiary to prepay or repurchase Indebtedness outstanding under such Foreign Facility. The Company shall give the Administrative Agent prompt written notice of any reduction of the Tranche 1 Commitments pursuant to this paragraph, specifying the applicable Tranche 1 Reduction/Prepayment Event and setting forth the calculation of the applicable Tranche 1 Reduction/Prepayment Amount. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof.

(d) [Reserved.]

(e) Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders of such Class in accordance with their respective Commitments of such Class, after giving effect to any concurrent or prior conversion of the Commitments of any Class as provided in paragraphs (f) or (g) of this Section.

(f) At any time on or prior to the 25th day after the Restatement Effective Date, any Lender may elect to convert all (but not a portion) of its Tranche 2 Commitment into a Tranche 1 Commitment and all (but not a portion) of its Tranche 2 Revolving Loans into Tranche 1 Revolving Loans. Any such election shall be subject to the delivery by such Lender to the Company and the Administrative Agent of a written notice of its exercise of such election, together with its Foreign Facility Deemed Agreement, in each case, on or prior to the date set forth above. Subject to the receipt of such notice and such Foreign Facility Deemed Agreement in accordance with the immediately prior sentence, from and after the date of such receipt, for all purposes of this Agreement and the other Loan Documents, (i) the entire amount of the Tranche 2 Commitment of such Lender shall convert to, and shall continue in effect under this Agreement as, the Tranche 1 Commitment, in a like amount, of such Lender (and shall cease to constitute a Tranche 2 Commitment), and the entire amount of the LC Exposure of such Lender attributable to its Tranche 2 Commitment shall convert to LC Exposure of such Lender attributable to its Tranche 1 Commitment, (ii) the entire principal amount of the Tranche 2 Revolving Loans of such Lender shall convert to, and shall continue to be outstanding under this Agreement as, Tranche 1 Revolving Loans, in a like principal amount, of such Lender (and shall cease to constitute Tranche 2 Revolving Loans) and (iii) such Lender shall constitute a Tranche 1 Lender (and shall cease to constitute a Tranche 2 Lender) and shall have all the privileges, rights and obligations of a Tranche 1 Lender (rather than a Tranche 2 Lender) hereunder and under the other Loan Documents. The Company agrees to pay to each such converting Lender, within two Business Days of the effective date of such conversion, a fee equal to 0.20% of the amount of the Tranche 2 Commitment of such Lender in effect immediately prior to the effectiveness of such conversion. The Lenders party to the Restatement Agreement authorize the Company, the Administrative Agent and the applicable Tranche 2 Lender to enter into a written agreement to evidence such conversion. Notwithstanding anything to the contrary set forth in this Agreement, the Tranche 1 Revolving Loans resulting from any conversion pursuant to this paragraph shall be ratably allocated to, and shall constitute a part of (and, in the case of Eurocurrency Loans, shall have the same Interest Period as), each Borrowing of the Tranche 1 Revolving Loans outstanding immediately prior to such conversion. Any conversion pursuant to this paragraph shall not be subject to Section 2.16.

(g) In the event that on the date of effectiveness of the definitive documentation for any Qualifying Foreign Facility any Tranche 1 Lender shall fail to provide its Ratable Share (as defined in its Foreign Facility Deemed Agreement) of such Qualifying Foreign Facility after having been provided a bona fide opportunity to do so, then, from and after such date, for all purposes of this Agreement and the other Loan Documents, (i) the entire amount of the Tranche 1 Commitment of such Lender shall convert to, and shall continue in effect under this Agreement as, the Tranche 2 Commitment, in a like amount, of such Lender (and shall cease to constitute a Tranche 1 Commitment), and the entire amount of the LC Exposure of such Lender attributable to its Tranche 1 Commitment shall convert to LC Exposure of such Lender attributable to its Tranche 2 Commitment, (ii) the entire principal amount of the Tranche 1 Revolving Loans of such Lender shall convert to, and shall continue to be outstanding under this Agreement as, Tranche 2 Revolving Loans, in a like principal amount, of such Lender (and shall cease to constitute Tranche 1 Revolving Loans) and (iii) such Lender shall constitute a Tranche 2 Lender (and shall cease to constitute a Tranche 1 Lender) and shall have all the privileges, rights and obligations of a Tranche 2 Lender (rather than a Tranche 1 Lender) hereunder and under the other Loan Documents. The Lenders party to the Restatement Agreement authorize the Company and the Administrative Agent to enter into one or more agreements to evidence any such conversion. Notwithstanding anything to the contrary set forth in this Agreement, the Tranche 2 Revolving Loans resulting from any conversion pursuant to this paragraph shall be ratably allocated to, and shall constitute a part of (and, in the case of Eurocurrency Loans, shall have the same Interest Period as), each Borrowing of the Tranche 2 Revolving Loans outstanding immediately prior to such conversion. Any conversion pursuant to this paragraph shall not be subject to Section 2.16.

SECTION 2.10. Repayment of Loans; Evidence of Debt. (a) Each Borrower hereby unconditionally promises to pay on the Maturity Date to the Applicable Agent for the account of each Lender the then unpaid principal amount of each Loan of such Lender made to such Borrower. Each Borrower will repay the principal amount of each Loan made to such Borrower and the accrued interest thereon in the currency in which such Loan is denominated.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c) Each Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by such Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or any Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the applicable Borrower to repay the Loans in accordance with the terms of this Agreement.

(e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, each applicable Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

SECTION 2.11. Prepayment of Loans. (a) Each Borrower shall have the right at any time and from time to time to prepay any of its Borrowings in whole or in part, without any premium or penalty (but subject to Section 2.16) subject to prior notice in accordance with paragraph (c) of this Section; provided that if Tranche 1 Revolving Loans shall be outstanding, no Borrower may prepay under this paragraph Tranche 2 Revolving Loans unless, concurrently therewith, the Borrowers prepay Tranche 1 Revolving Loans by at least a ratable amount (such ratable amount to be determined on the basis of the relative aggregate principal amount of the Loans of each Class outstanding immediately prior to giving effect to such prepayment).

(b) In the event and on each occasion that, after the Restatement Effective Date and prior to the repayment of the Tranche 1 Revolving Loans in full, any Tranche 1 Reduction/Prepayment Event shall occur, then (i) in the case of a Tranche 1 Reduction/Prepayment Event referred to in clause (a), (b) or (d) of the definition of such term, on the date of the occurrence of such Tranche 1 Reduction/Prepayment Event and (ii) in the case of a Tranche 1 Reduction/Prepayment Event referred to in clause (c) or (e) of the definition of such term, on the third Business Day after the occurrence of such Tranche 1 Reduction/Prepayment Event, the Borrowers shall prepay Tranche 1 Revolving Loans, including to (but not below) zero, by the Tranche 1 Reduction/Prepayment Amount with respect to such Tranche 1 Reduction/Prepayment Event; provided that, in the case of a Tranche 1 Reduction/Prepayment Event referred to in clause (c) of the definition of such term, in the event that on or prior to the date of such reduction the Company or any Subsidiary is required, in accordance with the definitive documentation for any Foreign Facility then in effect, to apply any Net Proceeds received by the Company or any Subsidiary from such Tranche 1 Reduction/Prepayment Event to prepay or repurchase Indebtedness outstanding under such Foreign Facility, then the amount of the prepayment of the Tranche 1 Revolving Loans under clause (ii) above shall be reduced by the amount of the Net Proceeds so required to be applied by the Company or such Subsidiary to prepay or repurchase Indebtedness outstanding under such Foreign Facility. Prepayments made under this paragraph shall be without any premium or penalty (but shall be subject to Section 2.16).

(c) In the event and on each occasion that the sum of Revolving Credit Exposures under any Tranche exceeds the sum of the Commitments under such Tranche, the Borrowers shall, not later than the next Business Day prepay Borrowings under the applicable Tranche in an aggregate amount equal to the amount of such excess, and in the event that after such prepayment of Borrowings any such excess shall remain, the Borrowers shall deposit with the Administrative Agent cash in US Dollars in an amount equal to the amount of such excess as collateral to be held by the Administrative Agent in accordance with Section 2.06(j); provided that if such excess results from a change in Exchange Rates, such prepayment and deposit shall be required to be made not later than the fifth Business Day after the day on which the Administrative Agent shall have given the Company notice of such excess. Prepayments made under this paragraph shall be without any premium or penalty (but shall be subject to Section 2.16). It is understood that nothing in this paragraph shall modify the obligations of the Borrowers set forth in paragraph (b) above.

(d) The applicable Borrower (or the Company on its behalf) shall notify the Applicable Agent by telephone (confirmed by facsimile) of any prepayment hereunder (i) in the case of prepayment of a Eurocurrency Borrowing, not later than 11:00 a.m., Local Time, four Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment; provided that in the case of any prepayment required to be made under paragraph (b) or (c) of this Section the applicable Borrower (or the Company on its behalf) will give such notice as soon as practicable. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of any prepayment under paragraph (b) of this Section, shall specify the applicable Tranche 1 Reduction/Prepayment Event and set forth the calculation of the applicable Tranche 1 Reduction/Prepayment Amount; provided that (x) a notice of optional prepayment of any Borrowing pursuant to paragraph (a) of this Section may state that such notice is conditioned upon the occurrence of one or more events specified therein and (y) a notice of prepayment of any Tranche 1 Revolving Borrowing pursuant to paragraph (b) of this Section may state that such notice is conditioned upon the occurrence of the Tranche 1 Reduction/Prepayment Event specified therein, and in either such case such notice may be revoked by the applicable Borrower (or the Company on its behalf) (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the applicable Class of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Class, Type and in the same currency as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing, it being agreed that the determination of which Loans are included in such Borrowing shall be made after giving effect to any concurrent or prior conversion of the Loans of any Class as provided in Section 2.09(f) or 2.09(g). Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

SECTION 2.12. Fees. (a) The Company agrees to pay, or cause the applicable Borrowing Subsidiary to pay, (i) to the Administrative Agent for the account of each Tranche 1 Lender a commitment fee, which shall accrue at the Applicable Rate on the daily unused amount of the Tranche 1 Commitment of such Lender during the period from and including the Restatement Effective Date to but excluding the date on which such Tranche 1 Commitment terminates and (ii) to the Administrative Agent for the account of each Tranche 2 Lender a commitment fee, which shall accrue at the Applicable Rate on the daily unused amount of the Tranche 2 Commitment of such Lender during the period from and including the Restatement Effective Date to but excluding the date on which such Tranche 2 Commitment terminates. Commitment fees accrued through and including the last day of March, June, September and December of each year shall be payable on the fifteenth day (or, if such day is not a Business Day, the next succeeding Business Day) following such last day and on the date on which the Commitments of the applicable Class terminate, commencing on the first such date to occur after the Restatement Effective Date. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees, a Commitment of a Lender under any Tranche shall be deemed to be used to the extent of the outstanding Loans and LC Exposure of such Lender under such Tranche.

(b) Each Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender of any Class a participation fee with respect to its participations in Letters of Credit issued for the account of such Borrower, which shall accrue at the Applicable Rate used to determine the interest rate applicable to Eurocurrency Loans of such Class, on the average daily amount of such Lender’s LC Exposure of such Class attributable to such Letters of Credit (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Restatement Effective Date to but excluding the later of the date on which such Lender’s Commitment of such Class terminates and the date on which such Lender ceases to have any LC Exposure of such Class, and (ii) to each Issuing Bank a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between the Company and such Issuing Bank on the daily LC Exposure attributable to Letters of Credit issued for the account of such Borrower by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements), during the period from and including the Restatement Effective Date to but excluding the later of the date the LC Commitment of such Issuing Bank is reduced to zero and the date on which there ceases to be any such LC Exposure, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment or extension of any Letter of Credit issued for the account of such Borrower or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the fifteenth day (or, if such day is not a Business Day, the next succeeding Business Day) following such last day, commencing on the first such date to occur after the Restatement Effective Date; provided that all such fees shall be payable on the date on which the Commitments of the applicable Class terminate and any such fees accruing after the date on which the Commitments of such Class terminate shall be payable on demand. Any other fees payable to any Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c) The Company agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Company and the Administrative Agent.

(d) All fees payable hereunder shall be paid on the dates due, in immediately available funds in US Dollars, to the Administrative Agent (or to the Issuing Banks, in the case of fees payable to them) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

SECTION 2.13. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b) The Loans comprising each Eurocurrency Borrowing shall bear interest (i) in the case of any such Borrowing denominated in US Dollars, at the Adjusted LIBO Rate, (ii) in the case of any such Borrowing denominated in Sterling, at the LIBO Rate, (iii) in the case of any such Borrowing denominated in Euro, at the EURIBO Rate, (iv) in the case of any such Borrowing denominated in Canadian Dollars, at the CDO Rate, and (v) in the case of any such Borrowing denominated in Australian Dollars, at the AUD Bank Bill Rate, in each case for the Interest Period in effect for such Borrowing plus, in each case, the Applicable Rate.

(c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by any Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section, (ii) in the case of any overdue interest on any Loan, 2% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (iii) in the case of any other amount, 2% plus the rate applicable to ABR Tranche 1 Revolving Loans as provided in paragraph (a) of this Section.

(d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Loans of any Class, upon termination of the Commitments of such Class; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurocurrency Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. All interest shall be payable in the currency in which the applicable Loan is denominated.

(e) All interest hereunder shall be computed on the basis of a year of 360 days, except that (i) interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate and (ii) interest on Eurocurrency Loans denominated in Sterling, Canadian Dollars or Australian Dollars shall be computed on the basis of a year of 365 days (or, in the case of clause (i) above, 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate, LIBO Rate, EURIBO Rate, CDO Rate or AUD Bank Bill Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.14. Alternate Rate of Interest. (a) If prior to the commencement of any Interest Period for a Eurocurrency Borrowing:

(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the LIBO Rate, the EURIBO Rate, the CDO Rate or the AUD Bank Bill Rate for such Interest Period; or

(ii) the Administrative Agent is advised by the Majority in Interest of the Lenders under the affected Tranche that the Adjusted LIBO Rate, the LIBO Rate, the EURIBO Rate, the CDO Rate or the AUD Bank Bill Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Company and the Lenders by telephone or facsimile as promptly as practicable thereafter and, until the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing of the applicable Type shall be ineffective, and, unless repaid, such Borrowing shall, if denominated in US Dollars, be continued as or converted to an ABR Borrowing or, if denominated in any currency other than US Dollars, bear interest at such rate as the Administrative Agent shall determine (which determination shall be conclusive absent manifest error) adequately and fairly reflects the cost to the affected Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period plus the Applicable Rate (or, if the Administrative Agent determines that it is unable to make such a determination, shall be repaid on the last day of the current Interest Period applicable thereto), and (B) if any Borrowing Request requests a Eurocurrency Borrowing of the applicable Type, such Borrowing shall, if denominated in US Dollars, be made as an ABR Borrowing or, if denominated in any currency other than US Dollars, bear interest at such rate as the Administrative Agent shall determine (which determination shall be conclusive absent manifest error) adequately and fairly reflects the cost to the affected Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period plus the Applicable Rate (or, if the Administrative Agent determines that it is unable to make such a determination, shall be ineffective).

(b) If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error and shall be evidenced by written notice to the Company), or the Company notifies the Administrative Agent that it has determined, that (i) the circumstances set forth in paragraph (a)(i) of this Section have arisen with respect to Loans of any Type and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in paragraph (a)(i) of this Section have not arisen but either (w) the supervisor for the administrator of the applicable Screen Rate has made a public statement that the administrator of such Screen Rate is insolvent (and there is no successor administrator that will continue publication of such Screen Rate), (x) the administrator of the applicable Screen Rate has made a public statement identifying a specific date after which such Screen Rate will permanently or indefinitely cease to be published by it (and there is no successor administrator that will continue publication of such Screen Rate), (y) the supervisor for the administrator of the applicable Screen Rate has made a public statement identifying a specific date after which such Screen Rate will permanently or indefinitely cease to be published or (z) the supervisor for the administrator of the applicable Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the applicable Screen Rate may no longer be used for determining interest rates for loans, then, reasonably promptly following receipt of such notice by the Company or the Administrative Agent, as applicable, the Administrative Agent and the Company shall, at the option of the Company (in its sole discretion), (A) endeavor to establish an alternate rate of interest to the LIBO Rate, the EURIBO Rate, the CDO Rate or the AUD Bank Bill Rate, as applicable, that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States denominated in the applicable currency at such time and (B) enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (it being understood that such amendment shall not reduce the Applicable Rate). Notwithstanding anything else herein, any definition of such alternate rate of interest shall provide that in no event shall such alternate rate of interest be less than zero for the purposes of this Agreement. Notwithstanding anything to the contrary in Section 9.02, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date a copy of such amendment is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this paragraph (but, in the case of the circumstances described in clause (ii) above, only to the extent the applicable Screen Rate for such Interest Period is not available or published at such time on a current basis), clauses (A) and (B) of paragraph (a) of this Section shall be applicable.

SECTION 2.15. Increased Costs. (a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or any Issuing Bank;

(ii) subject any Agent, Lender or Issuing Bank to any Taxes on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto (but expressly excluding Taxes referred to in paragraph (f) of this Section); or

(iii) impose on any Lender or any Issuing Bank or the London interbank market, European interbank market, Toronto interbank market or Australian interbank market any other condition, cost or expense affecting this Agreement or Eurocurrency Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to or continuing or maintaining any Loan (or of maintaining its obligation to make any Loan) or to increase the cost to such Lender or such Issuing Bank of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit) or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank hereunder (whether of principal, interest or otherwise), then the Company will pay, or cause the applicable Borrowing Subsidiary to pay, to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

(b) If any Lender or any Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has had or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the Company will pay, or cause the applicable Borrowing Subsidiary to pay, to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered.

(c) A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section, as the case may be, setting forth in reasonable detail the manner in which such amount or amounts have been determined, shall be delivered to the Company and shall be conclusive absent manifest error. The Company or the applicable Borrowing Subsidiary shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 Business Days after receipt thereof.

(d) Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation; provided that the Company or any Borrowing Subsidiary shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

(e) If an Agent, a Lender or an Issuing Bank determines, in its sole discretion, that it has received a refund of any amount as to which it has been indemnified by any Borrower pursuant to this Section 2.15, it shall pay over such refund to such Borrower (but only to the extent of indemnity payments made by such Borrower under this Section 2.15 with respect to the events giving rise to such refund), net of all out-of-pocket expenses of such Agent, such Lender or such Issuing Bank and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that each Borrower, upon the request of such Agent, such Lender or such Issuing Bank, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such Agent, such Lender or such Issuing Bank is required to repay such refund to such Governmental Authority. This Section shall not be construed to require any Agent, any Lender or any Issuing Bank to make available its accounting records (or any other information which it deems confidential) to any Borrower or any other Person.

(f) For the avoidance of doubt, this Section 2.15 (i) shall not entitle any Agent, Lender or Issuing Bank to compensation in respect of any Excluded Taxes, (ii) shall not apply to (A) Indemnified Taxes imposed on payments by or on account of any obligations of any Borrower hereunder or under any Loan Document or (B) Other Taxes, it being understood that Indemnified Taxes and Other Taxes shall be governed by Section 2.17(a), and (iii) shall not relieve any Lender of any obligation pursuant to Section 2.17(d), 2.17(f) or 2.17(g).

SECTION 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Eurocurrency Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurocurrency Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(d) and is revoked in accordance therewith) or (d) the assignment of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to Section 2.19, then, in any such event, the applicable Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurocurrency Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate, the LIBO Rate, EURIBO Rate, the CDO Rate or the AUD Bank Bill Rate, as the case may be, that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan) over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in the applicable currency of a comparable amount and period from other banks in the Relevant Interbank Market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Company and shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 20 days after receipt thereof.

SECTION 2.17. Taxes. (a) Any and all payments by or on account of any obligation of any Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes except as required by applicable law; provided that if any Borrower shall be required by applicable law to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable by such Borrower shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Applicable Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable Borrower shall make such deductions and (iii) the applicable Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) In addition, the Company shall pay, or cause the applicable Borrowing Subsidiary to pay, any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) The Company shall indemnify, or cause the applicable Borrowing Subsidiary to indemnify, each Agent, Lender and Issuing Bank, within 20 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by such Agent, such Lender or such Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of any Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender or an Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error.

(d) Each Lender and Issuing Bank severally agrees to indemnify each Agent, within 20 days after written demand therefor, for the full amount of (i) any Indemnified Taxes and Other Taxes attributable to such Lender or Issuing Bank (but only to the extent that the Borrowers have not already indemnified such Agent for such Indemnified Taxes or Other Taxes and without limiting the obligation of any Borrower to do so), (ii) any Taxes attributable to such Lender’s or Issuing Bank’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender or Issuing Bank, in each case, that are paid or payable by such Agent in connection with any Loan Documents and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the applicable Lender or Issuing Bank by an Agent shall be conclusive absent manifest error. Each Lender and Issuing Bank hereby authorizes each Agent to set off and apply any and all amounts at any time owing to such Lender or Issuing Bank under any Loan Document or otherwise payable by such Agent to the Lender or Issuing Bank from any other source against any amount due to such Agent under this paragraph (d). Nothing herein shall prevent any Lender or Issuing Bank from contesting the applicability of any Excluded Taxes that it believes to have been incorrectly or illegally imposed or asserted by any Governmental Authority; provided that no such contest shall suspend the obligation of any Lender or Issuing Bank to pay amounts due to the Agents as provided in the first sentence of this paragraph.

(e) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Borrower to a Governmental Authority, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Company (with a copy to the Administrative Agent), at the time or times reasonably requested by the Company or the Administrative Agent or at the time or times prescribed by applicable law, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent or prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.17(f)(ii)(A), 2.17(f)(ii)(B) and 2.17(f)(ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing:

(A) any Lender that is a US Person shall deliver to the Company and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding Tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed originals of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the applicable Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or

(4) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for any Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the Restatement Signing Date.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so. For purposes of this paragraph (f), the term “Lender” includes any Issuing Bank.

(g) If an Agent, a Lender or an Issuing Bank determines, in its sole discretion, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay over such refund to the indemnifying party (but only to the extent of indemnity payments made, or additional amounts paid, under this Section 2.17 with respect to the Taxes or Other Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses of such Agent, such Lender or such Issuing Bank and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such indemnifying party, upon the request of such Agent, such Lender or such Issuing Bank, agrees to repay the amount paid over to such indemnifying party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Agent, such Lender or such Issuing Bank in the event such Agent, such Lender or such Issuing Bank is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will an Agent, a Lender or an Issuing Bank be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place such Agent, Lender or Issuing Bank in a less favorable net after-Tax position than such Agent, Lender or Issuing Bank would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section shall not be construed to require any Agent, any Lender or any Issuing Bank to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the Company, any Borrowing Subsidiary or any other Person.

(h) Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under this Agreement and the other Loan Documents.

(i) From and after the Restatement Effective Date, each Agent shall be entitled to treat this Agreement as not qualifying as a “grandfathered obligation” within the meaning of United States Treasury Regulation Section 1.1471-2(b)(2)(i).

SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) Each Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 12:00 noon, Local Time), on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Applicable Agent to the applicable account specified by it from time to time to the Company for such purpose, except payments to be made directly to an

Issuing Bank as expressly provided herein shall be so made and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Applicable Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. Except as otherwise provided herein, (i) all payments of principal, interest or reimbursement obligations in respect of any Loan or Letter of Credit shall be made in the currency of such Loan or Letter of Credit and (ii) all other payments under each Loan Document (including all fees) shall be made in US Dollars.

(b) If at any time insufficient funds are received by and available to the Applicable Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

(c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders under such Tranche to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement (for the avoidance of doubt, as in effect from time to time) or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or Participant, other than to the Company or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). It is acknowledged and agreed that the foregoing provisions of this Section 2.18(c) reflect an agreement entered into solely among the Lenders (and not any Borrower or any other Loan Party) and the consent of any Borrower or any other Loan Party shall not be required to give effect to the acquisition of a participation by a Lender pursuant to such provisions or with respect to any action taken by the Lenders or the Administrative Agent pursuant to such provisions. Each Borrower agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower, as the case may be, in the amount of such participation.

(d) Unless the Applicable Agent shall have received notice from the Company prior to the date on which any payment is due to the Applicable Agent for the account of the Lenders or an Issuing Bank hereunder that any Borrower will not make such payment, the Applicable Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or such Issuing Bank, as the case may be, the amount due. In such event, if such Borrower has not in fact made such payment, then each of the Lenders or such Issuing Bank, as the case may be, severally agrees to repay to the Applicable Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Applicable Agent, at (A) if such amount is denominated in US Dollars, the greater of the NYFRB and a rate determined by the Applicable Agent in accordance with banking industry rules on interbank compensation, and (B) if such amount is denominated in any currency other than US Dollars, the greater of the Foreign Currency Overnight Rate and a rate determined by the Applicable Agent in accordance with banking industry rules on interbank compensation.

(e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.06(d), 2.06(e), 2.07(b), 2.17(d), 2.18(d) or 9.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by either Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future payment obligations of such Lender under such Sections, in each case in such order as shall be determined by such Agent in its discretion.

SECTION 2.19. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment and delegation.

(b) If (i) any Lender requests compensation under Section 2.15, (ii) any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, (iii) any Lender becomes a Defaulting Lender or (iv) any Lender has failed to consent to a proposed waiver, amendment or other modification that under Section 9.02 or 9.02A requires the consent of all the Lenders (or all the affected Lenders or all the Lenders of the affected Class) and with respect to which the Required Lenders (or, where applicable, a Majority in Interest of the Lenders of the affected Class) shall have granted their consent, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement and the other Loan Documents (or, in the case of any such assignment and delegation resulting from a failure to provide a consent as a Lender of an affected Class, all its interests, rights and obligations under this Agreement and the other Loan Documents as a Lender of such affected Class) to an Eligible Assignee that shall assume such obligations (which may be another Lender, if a Lender accepts such assignment); provided that (A) the Company shall have received the prior written consent of the Administrative Agent and the Issuing Banks, which consent shall not unreasonably be withheld, delayed or conditioned, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder (if applicable, in each case only to the extent such amounts relate to its interest as a Lender of a particular Class), from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the applicable Borrowers (in the case of all other amounts), (C) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment is reasonably be expected to result in a future reduction in such compensation or payments, (D) in the case of any such assignment resulting from the failure to provide a consent, the assignee shall have given such consent and, as a result of such assignment and any contemporaneous assignments and consents, the applicable waiver, amendment or other modification can be effected and (E) such assignment does not conflict with applicable law. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply. Each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Company, the Administrative Agent and the assignee and that the Lender required to make such assignment need not be a party thereto.

SECTION 2.20. Defaulting Lenders. (a) Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as any such Lender is a Defaulting Lender:

(i) no commitment fee shall accrue on the unused amount of any Commitment of any Defaulting Lender pursuant to Section 2.12(a);

(ii) the Commitments and Revolving Credit Exposures of each Defaulting Lender shall be disregarded in determining whether the Required Lenders or any other requisite Lenders have taken any action hereunder or under any other Loan Document (including any consent to any waiver, amendment or other modification pursuant to Section 9.02 or 9.02A); provided, however, that any waiver, amendment or other modification that, disregarding the effect of this clause (ii), requires the consent of all Lenders or of all Lenders affected thereby shall, except as otherwise provided in Section 9.02 or 9.02A, continue to require the consent of such Defaulting Lender in accordance with the terms hereof;

(iii) if any LC Exposure exists at the time any Lender becomes a Defaulting Lender, then:

(A) the LC Exposure of such Defaulting Lender (other than any portion of such LC Exposure attributable to unreimbursed LC Disbursements with respect to which such Defaulting Lender shall have funded its participation as contemplated by Sections 2.06(d) and 2.06(e)) shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Combined Tranche Percentages, but only to the extent that, after giving effect to such reallocation, the sum of all Non-Defaulting Lenders’ Tranche 1 Revolving Exposures would not exceed the sum of Non-Defaulting Lenders’ Tranche 1 Commitments and the sum of all Non-Defaulting Lenders’ Tranche 2 Revolving Exposures would not exceed the sum of Non-Defaulting Lenders’ Tranche 2 Commitments;

(B) if the reallocation described in clause (A) above cannot, or can only partially, be effected, the Borrowers shall within two Business Days following notice by the Administrative Agent cash collateralize for the benefit of the Issuing Banks such Defaulting Lender’s LC Exposure (other than any portion thereof referred to in the parenthetical in such clause (A)) that has not been reallocated in accordance with the procedures set forth in Section 2.06(j) for so long as such LC Exposure is outstanding;

(C) if the applicable Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to clause (B) above, the applicable Borrower shall not be required to pay participation fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such portion of such Defaulting Lender’s LC Exposure for so long as such Defaulting Lender’s LC Exposure is cash collateralized;

(D) if any portion of the LC Exposure of such Defaulting Lender is reallocated pursuant to clause (A) above, then the fees payable to the Lenders pursuant to Sections 2.12(a) and 2.12(b) shall be adjusted to give effect to such reallocation; and

(E) if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (A) or (B) above, then, without prejudice to any rights or remedies of any Issuing Bank or any other Lender hereunder, all participation fees payable by any Borrower under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Banks (and allocated among them ratably based on the amount of such Defaulting Lender’s LC Exposure attributable to Letters of Credit issued by each Issuing Bank) until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and

(iv) so long as such Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, amend or extend any Letter of Credit, unless, in each case, it is satisfied that the related LC Exposure will be fully covered by the Commitments of the Non-Defaulting Lenders and/or cash collateral provided by the Borrowers in accordance with this Section 2.20, and participating interests in any such issued, amended or extended Letter of Credit will be allocated among the Non-Defaulting Lenders in a manner consistent with Section 2.20(a)(iii)(A) (and such Defaulting Lender shall not participate therein).

(b) In the event the Administrative Agent, each Issuing Bank and the Company shall have agreed that a Lender that is a Defaulting Lender has adequately remedied all matters that caused such Lender to become a Defaulting Lender, then (i) the participations of the Lenders in Letters of Credit under Section 2.06(d) shall be readjusted to be determined on the basis of the Lenders’ Combined Tranche Percentages and (ii) such Lender shall purchase at par such of the Loans under the applicable Tranche of the other Lenders under such Tranche as the Administrative Agent shall determine to be necessary in order for the Loans to be held by the Lenders in accordance with their respective Tranche Percentages under such Tranche, whereupon such Lender shall cease to be a Defaulting Lender (but shall not be entitled to receive any fees that ceased to accrue during the period when it was a Defaulting Lender and all amendments, waivers or other modifications effected without its consent in accordance with the provisions of Section 9.02 and 9.02A and this Section 2.20 during such period shall be binding on it).

(c) No Commitment of any Lender shall be increased or otherwise affected and, except as otherwise expressly provided in this Section, performance by any Borrower of its obligations hereunder and under the other Loan Documents shall not be excused or otherwise modified, as a result of the operation of this Section. The rights and remedies against a Defaulting Lender under this Section are in addition to other rights and remedies that any Borrower, any Agent, any Issuing Bank or any Non-Defaulting Lender may have against such Defaulting Lender (and, for the avoidance of doubt, each Non-Defaulting Lender shall have a claim against any Defaulting Lender for any losses it may suffer as a result of the operation of this Section).

ARTICLE III

Representations and Warranties

The Company and each Borrowing Subsidiary represents and warrants to the Lenders that:

SECTION 3.01. Organization; Powers. Each of the Company and the Subsidiaries is duly organized, validly existing and (to the extent the concept is applicable in such jurisdiction) in good standing under the laws of the jurisdiction of its organization (except, in the case of Subsidiaries that are not Material Subsidiaries, where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect), has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

SECTION 3.02. Authorization; Enforceability. The Transactions to be entered into by each Loan Party are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action. This Agreement has been duly executed and delivered by each Borrower and constitutes (assuming due execution by the parties hereto other than the Company and the Subsidiaries), and each other Loan Document to which any Loan Party is or is to be a party, when executed and delivered by such Loan Party, will constitute (assuming due execution by the parties thereto other than the Company and the Subsidiaries), a legal, valid and binding obligation of such Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with or any other action by any Governmental Authority, except those that have been obtained or made and are in full force and effect or those the failure to obtain which could not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or any of the Subsidiaries or any order of any Governmental Authority, (c) will not violate or result (alone or with notice or lapse of time, or both) in a default under any indenture, or other material agreement or instrument binding upon the Company or any of the Material Subsidiaries or its assets, or require any payment to be made by the Company or any of the Material Subsidiaries thereunder and (d) will not result in the creation or imposition of, or in an obligation to create, any Lien (other than any Lien created pursuant to the Loan Documents) on any asset of the Company or any of the Material Subsidiaries.

SECTION 3.04. Financial Condition; No Material Adverse Change. (a)The Company has heretofore furnished to the Lenders its consolidated balance sheet and consolidated statements of operations, cash flows and changes in stockholders equity and comprehensive income as of and for the fiscal year ended December 31, 2019, reported on by Ernst & Young LLP, independent registered public accounting firm. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and the consolidated Subsidiaries as of such date and for such period in accordance with GAAP.

(b) There has not occurred since December 31, 2019, any event, condition or circumstance that has had or could reasonably be expected to have a material adverse effect on the business, results of operations, assets or financial condition of the Company and the Subsidiaries, taken as a whole; provided that the COVID-19 pandemic, all events, conditions or circumstances to the extent arising out of, resulting from or relating to the COVID-19 pandemic and all events, conditions or circumstances to the extent identified on Schedule 1.01 shall be disregarded for purposes of this paragraph.

(c) Except as disclosed in the financial statements referred to above or the notes thereto and except for the Disclosed Matters, after giving effect to the Transactions, none of the Company or the Subsidiaries has, as of the Restatement Effective Date, any material contingent liabilities.

SECTION 3.05. Properties. (a)Each of the Company and the Subsidiaries (other than any Excluded Subsidiary) has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

(b) Each of the Company and the Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, except for intellectual property the failure to own or license which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and the use thereof by the Company and the Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.06. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Company, threatened in writing against or affecting the Company or any of the Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

(b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received written notice of any claim with respect to any Environmental Liability or (iv) knows of any basis reasonably likely to result in any Environmental Liability.

SECTION 3.07. Compliance with Laws and Agreements. Each of the Company and the Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

SECTION 3.08. Investment Company Status. Neither the Company nor any other Loan Party is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

SECTION 3.09. Taxes. Each of the Company and the Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Company or such Subsidiary, as applicable, has set aside on its books reserves with respect thereto in accordance with GAAP or (b) to the extent that the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect. The excess of the present value of all accumulated benefit obligations under each Plan (based on assumptions used for purposes of Statement of Financial Accounting Standards No. 87), if any, over the fair market value of the assets of such Plan, would not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.11. Disclosure. None of the reports, financial statements, certificates or other written factual information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished), taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading as of the date furnished; provided that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

SECTION 3.12. Subsidiaries. Schedule 3.12 sets forth, as of the Restatement Effective Date, the name and jurisdiction of organization of, and the percentage of each class of Equity Interests owned by the Company or any Subsidiary in, each Subsidiary and identifies, as of the Restatement Effective Date, each Designated Subsidiary and each Material Subsidiary.

SECTION 3.13. Use of Proceeds; Margin Regulations. The proceeds of the Loans and the Letters of Credit have been and will be used solely for the general corporate purposes of the Company and the Subsidiaries, including working capital, capital expenditures and acquisitions. No part of the proceeds of any Loan or any Letter of Credit have been or will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board of Governors, including Regulations T, U and X.

SECTION 3.14. Anti-Corruption Laws and Sanctions. The Company maintains and will maintain in effect policies and procedures designed to result in compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with

Anti-Corruption Laws and applicable Sanctions, and the Company and its Subsidiaries and, to the knowledge of the Company, their respective officers, employees, directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Company, any Subsidiary or, to the knowledge of the Company, any of their respective directors, officers or employees, or (b) to the knowledge of the Company, any agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing, issuance of a Letter of Credit or use of the proceeds of any Borrowing or any Letter of Credit will result in a violation by any party hereto of Anti-Corruption Laws or applicable Sanctions.

SECTION 3.15. Collateral Matters. (a) The Collateral Agreement, upon execution and delivery thereof by the parties thereto, will create in favor of the Administrative Agent, for the benefit of the Secured Parties (as defined therein), a valid and enforceable security interest in the Collateral (as defined therein) and (i) when the Collateral constituting certificated securities (as defined in the Uniform Commercial Code) is delivered to the Administrative Agent, together with instruments of transfer duly endorsed in blank, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties party thereto in such Collateral, prior and superior in right to any other Person, except for rights secured by Liens permitted under Section 6.02, and (ii) when Uniform Commercial Code financing statements (or equivalent) in appropriate form are filed in the applicable filing offices, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties party thereto in the remaining Collateral (as defined therein) to the extent perfection can be obtained by filing Uniform Commercial Code financing statements (or equivalent), prior and superior to the rights of any other Person, except for rights secured by Liens permitted under Section 6.02.

(b) Each Mortgage, upon execution and delivery thereof by the parties thereto, will create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable (except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and general principles of equity) security interest in all the applicable mortgagor’s right, title and interest in and to the Mortgaged Properties subject thereto and the proceeds thereof, and when the Mortgages have been filed in the jurisdictions specified therein, to the extent the filing of a Mortgage in such jurisdictions can perfect a security interest in all right, title and interest of the mortgagors in the Mortgaged Properties and the proceeds thereof, the Mortgages will constitute a fully perfected security interest in all right, title and interest of the mortgagors in the Mortgaged Properties and the proceeds thereof, prior and superior to the rights of any other Person, except for rights secured by Liens permitted under Section 6.02.

(c) Upon the execution and delivery of the IP Collateral Agreements by the parties thereto and the recordation of the IP Collateral Agreements with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and the filing of the financing statements referred to in paragraph (a) of this Section, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties party thereto in the Intellectual Property in which a security interest may be perfected by filing in the United States of America, in each case prior and superior to the rights of any other Person, except for rights secured by Liens permitted under Section 6.02 that have priority as a matter of law (it being understood that subsequent recordings in the United States Patent and Trademark Office or the United States Copyright Office may be necessary to perfect a security interest in such Intellectual Property acquired by the Loan Parties after the Restatement Effective Date).

(d) As of the Restatement Effective Date, neither the Company nor any of its Subsidiaries (as defined in any Existing Indenture) (i) has incurred, directly or indirectly, any Indebtedness (as defined in any Existing Indenture), other than any Indebtedness (as so defined) constituting Secured Obligations, secured by a Lien (as defined in any Existing Indenture) on any of its assets or (ii) entered, directly or indirectly, into any sale and lease-back transaction for the sale and leasing back of any property, in each case, in reliance on any Existing Indenture Specified Lien Basket. The Existing Indenture Specified Lien Basket Amount under each of the Existing Indentures is at least US$1,145,000,000.

ARTICLE IV

Conditions

SECTION 4.01. Restatement Effective Date. The amendment and restatement of the Existing Credit Agreement to be in the form hereof is subject to the satisfaction (or waiver in accordance with Section 9.02 of the Existing Credit Agreement) of the conditions precedent to the occurrence of the Restatement Effective Date set forth in the Restatement Agreement.

SECTION 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing (other than any conversion or continuation of a Loan), and of each Issuing Bank to issue, amend or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

(a) The representations and warranties of the Loan Parties set forth in the Loan Documents (other than the representations and warranties set forth in Sections 3.04(b) and 3.06 hereof) shall be true and correct in all material respects (or, in the case of any such representation or warranty under the Loan Documents already qualified as to materiality, in all respects) on and as of the date of such Borrowing or the date of issuance, amendment or extension of such Letter of Credit, as applicable (except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall have been so true and correct in all material respects on and as of such prior date).

(b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

(c) In the case of any Borrowing, immediately after giving effect to such Borrowing, the aggregate amount of Restricted Secured Obligations that would be secured by Liens created under the Loan Documents in reliance on the Existing Indenture Specified Lien Basket in any Existing Indenture without such Existing Indenture requiring that any Notes or Guarantees (as defined in such Existing Indenture) be secured equally and ratably therewith (or prior thereto) shall be at least equal to the lesser of (i) US$1,145,000,000 and (ii) the aggregate amount of the Restricted Secured Obligations then outstanding.

(d) Solely in the case of any Tranche 1 Revolving Borrowing (other than an ABR Borrowing made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e)), at the time of such Borrowing the total Tranche 2 Commitments (excluding therefrom the Tranche 2 Commitment of any Lender that, at such time, is a Defaulting Lender) shall not exceed the total Tranche 2 Revolving Exposure as of such time.

Each Borrowing (other than any conversion or continuation of a Loan) and each issuance, amendment or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Company and the applicable Borrower on the date thereof that the conditions set forth in paragraphs (a) and (b) of this Section 4.02 (and, in the case of any Borrowing, paragraph (c) of this Section 4.02 and, in the case of any such Borrowing referred to in paragraph (d) of this Section 4.02, such paragraph (d)) have been satisfied.

SECTION 4.03. Initial Credit Event in Respect of Each Borrowing Subsidiary. The obligations of the Lenders and Issuing Banks to make the initial Loans to or to issue the initial Letter of Credit for the account of each Borrowing Subsidiary (other than the Borrowing Subsidiaries that are party to this Agreement on the Restatement Effective Date) are subject to the satisfaction of the following additional conditions:

(a) The Administrative Agent or its counsel shall have received from each of such Borrowing Subsidiary and the Company either (i) a counterpart of a Borrowing Subsidiary Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of such Borrowing Subsidiary Agreement) that such party has signed a counterpart of a Borrowing Subsidiary Agreement, and such Borrowing Subsidiary Agreement shall have become effective as provided in Section 2.04.

(b) The Administrative Agent shall have received, on behalf of itself, the Lenders and the Issuing Banks, a favorable written opinion of counsel for such Borrowing Subsidiary (which counsel shall be reasonably acceptable to the Administrative Agent), in form and substance reasonably satisfactory to the Administrative Agent, (i) dated the date of the applicable Borrowing Subsidiary Agreement (or as of a later date prior to the date of such credit event), (ii) addressed to the Administrative Agent, the Lenders and the Issuing Banks and (iii) covering such matters as the Administrative Agent shall reasonably request.

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of such Borrowing Subsidiary, the authorization by it of the Transactions to which it will be party and any other legal matters relating to such Borrowing Subsidiary, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d) The Administrative Agent shall have received a certificate, dated the date of the applicable Borrowing Subsidiary Agreement and signed by a Financial Officer of the Company, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 (in each case, deeming all references therein to the date, time or effect of a Borrowing (or an issuance, amendment or extension of a Letter of Credit) to refer to the date, time and effect of such Borrowing Subsidiary Agreement).

ARTICLE V

Affirmative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or been terminated and all LC Disbursements shall have been reimbursed by the Borrowers, the Company and each Borrowing Subsidiary covenants and agrees with the Lenders that:

SECTION 5.01. Financial Statements and Other Information. The Company will furnish to the Administrative Agent, on behalf of each Lender:

(a) (i) so long as the Company is subject to periodic reporting obligations under the Exchange Act, within five Business Days of each date the Company is required to file with the SEC an Annual Report on Form 10-K for any fiscal year of the Company (giving effect to any extension of such date available under paragraph (b) of Rule 12b-25 under the Exchange Act), and (ii) otherwise, within 90 days after the end of each fiscal year of the Company, its audited consolidated balance sheet and related consolidated statements of operations, changes in stockholders’ equity and comprehensive income and cash flows as of the end of and for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all audited by and accompanied by the opinion of Ernst & Young LLP or another registered independent public accounting firm of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations and cash flows of the Company and the consolidated Subsidiaries on a consolidated basis as of the end of and for such fiscal year in accordance with GAAP;

(b) (i) so long as the Company is subject to periodic reporting obligations under the Exchange Act, within five Business Days of each date the Company is required to file with the SEC a Quarterly Report on Form 10-Q for any fiscal quarter of the Company (giving effect to any extension of such date available under paragraph (b) of Rule 12b-25 under the Exchange Act or, in the case of the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020, otherwise available under the rules and regulations of the SEC), and (ii) otherwise, within 45 days after the end of each of the first three fiscal quarters of the Company, its consolidated balance sheet and related consolidated statements of operations and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations and cash flows of the Company and the consolidated Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;

(c) concurrently with each delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth (A) a reasonably detailed calculation of the Leverage Ratio as of the last day of the most recent fiscal year or fiscal quarter, as applicable, covered by such financial statements, including a reasonably detailed calculation of Consolidated EBITDA (including, any time the covenant set forth in Section 6.10 shall be in effect, a reasonably detailed calculation of Consolidated EBITDA with and without giving effect to the last sentence of the definition of such term), (B) a reasonably detailed calculation of the Leverage Condition, together with a certification as to whether the Leverage Condition is satisfied as of the last day of the most recent fiscal year or fiscal quarter, as applicable, covered by such financial statements, and (C) at any time the covenant set forth in Section 6.11 shall be in effect, a reasonably detailed calculation of the Liquidity as of the last day of the most recent fiscal year or fiscal quarter, as applicable, covered by such financial statements, (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 that has had a material effect thereon and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate and (iv) certifying as to the identity of each Designated Subsidiary existing at the date of such certificate;

(d) concurrently with any delivery of financial statements under clause (a) above, a completed Supplemental Perfection Certificate, signed by an Authorized Officer of the Company, setting forth the information required pursuant to the Supplemental Perfection Certificate;

(e) at any time the covenant set forth in Section 6.11 shall be in effect, within 20 days after the end of each calendar month, a reasonably detailed calculation of the Liquidity as of the last day of such month; provided that the requirements of this clause (e) shall cease to apply following delivery of a certificate of a Financial Officer under clause (c) above demonstrating that either (i) Consolidated EBITDA (for the avoidance of doubt, calculated without giving effect to the last sentence of the definition of such term) for the most recent fiscal quarter of the Company covered by such certificate is at least zero or (ii) the Liquidity as of the last day of such fiscal quarter is greater than US$1,000,000,000; provided further that the requirements of this clause (e) shall be reinstated and shall apply following any subsequent delivery of a certificate of a Financial Officer under clause (c) above demonstrating that both (A) Consolidated EBITDA (for the avoidance of doubt, calculated without giving effect to the last sentence of the definition of such term) for the most recent fiscal quarter of the Company covered by such certificate is less than zero and (B) the Liquidity as of the last day of such fiscal quarter is not greater than US$1,000,000,000;

(f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Company or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange, or distributed by the Company to its shareholders generally, as the case may be;

(g) promptly after any request therefor by the Administrative Agent or any Lender, copies of (i) any documents described in Section 101(k)(1) of ERISA that the Company or any of its ERISA Affiliates may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l)(1) of ERISA that the Company or any of its ERISA Affiliates may request with respect to any Multiemployer Plan; provided that, if the Company or any of its ERISA Affiliates has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, the Company or the applicable ERISA Affiliate shall promptly make a request for such documents and notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof; and

(h) (i) promptly after any request therefor, such other information regarding the operations, business affairs and financial condition of the Company or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent (on its own behalf or at the request of any Lender) may reasonably request and (ii) promptly after any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender in writing to the extent necessary for compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act.

Information required to be delivered pursuant to clause (a), (b), (f), (g) or (h) of this Section 5.01 shall be deemed to have been delivered if such information (including, in the case of certifications required pursuant to clause (b) above, the certifications accompanying any such quarterly report pursuant to Section 302 of the Sarbanes-Oxley Act of 2002), or one or more annual or quarterly reports containing such information, shall have been posted by the Administrative Agent on the Electronic System or a similar site to which the Lenders have been granted access or shall be publicly available on the website of the SEC at http://www.sec.gov. Information required to be delivered pursuant to this Section 5.01 may also be delivered by electronic communications pursuant to procedures approved by the Administrative Agent. In the event any financial statements delivered under clause (a), (b) or (e) above shall be restated, the Company shall deliver, promptly after such restated financial statements become available, revised completed certificates with respect to the periods covered thereby that give effect to such restatement, signed by a Financial Officer.

SECTION 5.02. Notices of Material Events. The Company will furnish to the Administrative Agent prompt written notice of the following:

(a) the occurrence of any Default;

(b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Company or any Subsidiary that could reasonably be expected to be adversely determined and, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and

(c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 5.03. Existence; Conduct of Business. The Company will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business except (other than as to the legal existence of any Borrower) where the failure to do so could not reasonably be expected to result in a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, sale, transfer, lease, disposition, liquidation or dissolution permitted under Section 6.04 or 6.08.

SECTION 5.04. Payment of Tax Liabilities. The Company will, and will cause each of the Subsidiaries to, pay its Tax liabilities that, if not paid, could reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings and (b) the Company or such Subsidiary has set aside on its books reserves with respect thereto in accordance with GAAP.

SECTION 5.05. Maintenance of Properties; Insurance. The Company will, and will cause each of the Subsidiaries (other than any Excluded Subsidiary) to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations; provided that the Company and the Subsidiaries may (i) self-insure against such risks and in amounts as are usually self-insured by similar companies engaged in the same or similar businesses operating in the same or similar locations and (ii) elect not to carry terrorism insurance. Within 30 days of the Restatement Effective Date (or such later date as the Administrative Agent may agree to in writing) and at all times thereafter, the Company (A) in the case of each casualty or business interruption insurance policy (other than any such policies in which such endorsements are not customary or available) maintained by or on behalf of the Loan Parties (other than OWW Fulfillment), shall cause such policy to contain a lender loss payable clause or endorsement that names the Administrative Agent, on behalf of the Secured Parties, as the loss payee thereunder, (B) in the case of each policy of liability insurance (other than workers’ compensation, director and officer liability or other policies in which such endorsements are not customary or available) maintained by or on behalf of the Loan Parties (other than OWW Fulfillment), shall cause such policy to name the Administrative Agent, on behalf of the Secured Parties, as an additional insured thereunder and (C) in the case of each of the policies referred to in clause (A) or (B) above, shall use commercially reasonable efforts to cause such policy to provide for at least 30 days’ (or such shorter number of days as may be agreed to by the Administrative Agent) prior written notice to the Administrative Agent of any cancellation of such policy; provided that this sentence shall not apply to any casualty policy covering any New Headquarters Assets. With respect to each Mortgaged Property that is located in an area determined by the Federal Emergency Management Agency to have special flood hazards, the applicable Loan Party has obtained, and will maintain, with financially sound and reputable insurance companies, such flood insurance on such terms and in such amounts as is required and available under Flood Insurance Laws and Regulation H of the Board or as otherwise reasonably requested by the Administrative Agent or any Arranger (or any Affiliate thereof) so long as the same is in such amount and with such coverage (including reasonable deductibles) as is generally available at commercially reasonable rates.    The Company will, and will cause any applicable Subsidiary Loan Party to, furnish to the Lenders, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained.

SECTION 5.06. Books and Records; Inspection Rights. The Company will, and will cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Company will, and will cause each of the Subsidiaries (other than any Excluded Subsidiary) to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested; provided that, unless an Event of Default has occurred and is continuing, no representative designated by a Lender may conduct any such visit, inspection, examination, extraction or discussion unless such representative is accompanied by a representative designated by the Administrative Agent.

SECTION 5.07. Compliance with Laws. The Company will, and will cause each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.08. Guarantee and Collateral Requirement.

(a) If any Subsidiary that is a Designated Subsidiary is formed or acquired after the Restatement Effective Date or any Subsidiary otherwise becomes, after the Restatement Effective Date, a Designated Subsidiary (including as a result of becoming a Material Subsidiary or a Wholly Owned Subsidiary), the Company will, as promptly as practicable, and in any event within 30 days or, with respect to the actions set forth in clause (g) of the definition thereof, 90 days (or, in each case, such longer period as the Administrative Agent may agree to in writing), notify the Administrative Agent thereof and cause the Guarantee and Collateral Requirement to be satisfied with respect to such Subsidiary.

(b) The Company will, as promptly as practicable, and in any event within 30 days (or such longer period as the Administrative Agent may agree to in writing), notify the Administrative Agent of any change in (i) the legal name of any Loan Party (other than OWW Fulfillment), as set forth in its organizational documents, (ii) the jurisdiction of incorporation, organization or formation or the form of organization of any Loan Party (other than OWW Fulfillment), including as a result of any merger or consolidation, (iii) the location of the chief executive office of any Loan Party (other than OWW Fulfillment) that is not a Domestic Subsidiary and a registered organization (as defined in the Uniform Commercial Code) or (iv) the organizational identification number, if any, or the federal taxpayer identification number of any Loan Party (other than OWW Fulfillment), to the extent such number is relevant in the applicable jurisdiction of organization.

(c) The Company will, as promptly as practicable, and in any event within 30 days (or such longer period as the Administrative Agent may agree to in writing), notify the Administrative Agent of the acquisition by any Loan Party (other than OWW Fulfillment) of, or any real property owned by any Loan Party otherwise becoming, a Mortgaged Property after the Restatement Effective Date. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the Administrative Agent shall not accept any Mortgage from any Loan Party until such time as it has received confirmation from each Lender that each such Lender has completed its flood insurance review and flood insurance compliance has been completed (such confirmation not to be unreasonably withheld, delayed or conditioned); provided that the date by which the actions set forth in clause (g) of the definition of “Guarantee and Collateral Agreement” must be completed in accordance with Section 5.08(a) with respect to any Mortgaged Property shall be extended by a period with duration equal to the duration of the period from the date of delivery of the notice specified in the first sentence of this clause (c) with respect to such Mortgaged Property through, and including, the date on which the Administrative Agent shall have received the confirmation specified in the second sentence of this clause (c) with respect to such Mortgaged Property. The Administrative Agent promptly notify the Company of the duration of such period.

SECTION 5.09. Further Assurances. The Company will, and will cause each of the Subsidiaries to, promptly execute and deliver any and all further documents, agreements and instruments, and take all further actions that may be required under any applicable law or regulation, or that the Administrative Agent may reasonably request, (a) to effectuate the transactions contemplated by the Loan Documents or (b) to cause the Guarantee and Collateral Requirement to be and remain satisfied at all times (it being understood that, with respect to matters set forth in Section 5.08, the requirements of this Section 5.09 shall be subject to the grace periods set forth therein). The Company shall provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

SECTION 5.10. Foreign Facility. The Company will, and will cause each of the Subsidiaries to, use reasonable best efforts to establish, promptly after the Restatement Effective Date, the Foreign Facility in an aggregate principal amount at least equal to the amount by which the Facility Exposure exceeds US$1,145,000,000 and otherwise on terms and conditions substantially consistent with those set forth in Exhibit I hereto and otherwise reasonably acceptable to the Company, including reasonable best efforts to negotiate, execute and deliver the definitive documentation for the Foreign Facility (on such terms and conditions) and to satisfy the conditions precedent set forth therein.

ARTICLE VI

Negative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or been terminated and all LC Disbursements shall have been reimbursed by the Borrowers, the Company and each Borrowing Subsidiary covenants and agrees with the Lenders that:

SECTION 6.01. Indebtedness. The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

(a) Indebtedness created under the Loan Documents;

(b) Indebtedness set forth on Schedule 6.01, and any Indebtedness that extends, renews, refinances or replaces any such scheduled Indebtedness, provided that (i) the principal amount (or accreted value, if applicable) of such Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness being extended, renewed, refinanced or replaced except by not more than the amount of any fees, underwriting discounts, costs, commissions, expenses and premiums associated with such extension, renewal, refinancing or replacement and accrued interest, fees and premiums with respect to the Indebtedness being extended, renewed, refinanced or replaced, (ii) such Indebtedness shall not mature earlier than, or have a weighted average life to maturity shorter than, that of the Indebtedness being extended, renewed, refinanced or replaced, (iii) such Indebtedness shall not constitute an obligation (including pursuant to a Guarantee) of any Person (other than the Company or any Domestic Subsidiary that is a Subsidiary Guarantor) that shall not have been (or, in the case of after-acquired Subsidiaries, shall not have been required to become) an obligor in respect of the Indebtedness being extended, renewed, refinanced or replaced and (iv) such Indebtedness is unsecured or, if the Indebtedness being extended, renewed, refinanced or replaced is secured, is secured solely by assets that secured the Indebtedness being extended, renewed, refinanced or replaced (and any improvements or accessions thereto or proceeds therefrom); provided that (A) notwithstanding anything to the contrary set forth in clause (iii) or (iv) above, any Domestic Subsidiary (and which is not a CFC Holdco or a Specified Foreign Subsidiary) owning any New Headquarters Assets, the New Headquarters SPV, the New Headquarters Parent SPV and any other Person that is permitted to be an obligor in respect thereof pursuant to clause (iii) above may incur or Guarantee such Indebtedness, so long as such Indebtedness is not secured by Liens on any assets of the Company or any Subsidiary other than (1) any New Headquarters Assets (and any other assets of the New Headquarters SPV and the New Headquarters Parent SPV, if applicable) and (2) any other assets permitted to secure such Indebtedness pursuant to clause (iv) above, and (B) any Indebtedness the proceeds of which are applied (whether or not concurrently with the incurrence of such Indebtedness) to repay any Indebtedness set forth on Schedule 6.01 at maturity shall be deemed for purposes of this Section 6.01(b) to constitute an extension, renewal, refinancing or replacement thereof;

(c) Indebtedness owed to the Company or to any Subsidiary; provided that (i) such Indebtedness shall not have been transferred or pledged to any Person other than the Company or any Subsidiary or, in the case of a pledge, the Administrative Agent, and (ii) commencing on the date that is 30 days after the Restatement Effective Date (or such later date as the Administrative Agent may agree to in writing), any such Indebtedness of the Company or any Subsidiary Guarantor to any Subsidiary that is not a Subsidiary Guarantor must be expressly subordinated to the Secured Obligations of the Company or such Subsidiary Guarantor, as applicable, on terms set forth in the Intercompany Indebtedness Subordination Agreement;

(d) Indebtedness incurred after the Restatement Effective Date to finance the acquisition, construction or improvement of any fixed or capital assets (including any such Indebtedness incurred after the consummation of such acquisition, construction or improvement), including Capital Lease Obligations and any Indebtedness incurred or assumed in connection with the acquisition, construction or improvement of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals, refinancings and replacements of any Indebtedness permitted by this clause (d) that do not increase the outstanding principal amount thereof by more than the amount of any fees, costs, expenses and premiums associated with such extension, renewal, refinancing or replacement and accrued interest, fees and premiums with respect to the Indebtedness being extended, renewed, refinanced or replaced, result in an earlier maturity date or decreased remaining weighted average life to maturity thereof or change the parties directly or indirectly responsible for the payment thereof; provided that (i) such Indebtedness (other than otherwise permitted extensions, renewals, refinancings and replacements thereof) is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (d) shall not exceed, in each case, the cost of such acquisition, construction or improvement plus the amount of any fees, costs and expenses associated with the incurrence of such Indebtedness and, in the case of any extension, renewal, refinancing or replacement of any such Indebtedness, accrued interest, fees and premiums with respect to the Indebtedness being extended, renewed, refinanced or replaced;

(e) Indebtedness of any Person that becomes a Subsidiary (or of any Person not previously a Subsidiary that is merged or consolidated with or into the Company or a Subsidiary in a transaction permitted hereunder) after the Restatement Effective Date; provided that (i) such Indebtedness exists at the time such Person becomes a Subsidiary (or is so merged or consolidated) and is not created in contemplation of or in connection with such Person becoming a Subsidiary (or such merger or consolidation) and (ii) at the time such Person becomes a Subsidiary (or is so merged or consolidated), and after giving effect to such Indebtedness, the aggregate principal amount of Indebtedness then outstanding under this clause (e) shall not exceed the greater of (x) US$550,000,000 and (y) 4.5% of Consolidated Adjusted Total Assets as of the last day of the fiscal quarter of the Company most recently ended on or prior to the date such Person becomes a Subsidiary (or is so merged or consolidated);

(f) Indebtedness of the Company or any Subsidiary as an account party in respect of trade letters of credit;

(g) Indebtedness consisting of (i) the financing of insurance premiums or (ii) take or pay obligations contained in supply arrangements, in each case, incurred in the ordinary course of business;

(h) Indebtedness representing deferred compensation to employees incurred in the ordinary course of business;

(i) Indebtedness consisting of any purchase price adjustment, earnout or deferred payment of a similar nature incurred in connection with any Investment by the Company or any Subsidiary, but only to the extent that no payment has at the time accrued pursuant to such purchase price adjustment, earnout or deferred payment obligation, or of any indemnification obligation arising in connection with any Investment by the Company or any Subsidiary;

(j) Indebtedness arising under any performance or surety bond (including any consumer protection bond or any performance bond posted in respect of contested tax assessments), completion bond or similar obligation, in each case incurred in the ordinary course of business and not supporting Indebtedness;

(k) overdrafts paid within five Business Days;

(l) Capital Lease Obligations incurred in connection with any Sale/Leaseback Transaction permitted by Section 6.03;

(m) [reserved];

(n) all premium (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in the other clauses of this Section;

(o) Guarantees of Indebtedness of the Company or any Subsidiary Guarantor, provided that no Foreign Subsidiary that is not a Subsidiary Guarantor may Guarantee any Indebtedness of the Company or any Subsidiary Guarantor in reliance on this clause (o);

(p) Indebtedness consisting of promissory notes issued to current or former officers, directors and employees of the Company or any Subsidiary or their respective estates, spouses or former spouses issued in exchange for the purchase or redemption by the Company or such Subsidiary of its Equity Interests (other than Disqualified Equity Interests); provided that the aggregate principal amount of Indebtedness permitted by this clause (p) shall not exceed US$22,500,000 at any time outstanding;

(q) obligations under Swap Agreements that are entered into to hedge or mitigate risks to which the Company or any Subsidiary has actual or anticipated exposure (other than in respect of Equity Interests or Indebtedness of the Company or any Subsidiary) or to cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) or exchange rates with respect to any interest bearing or non-US Dollar denominated liability or Investment of the Company or any Subsidiary;

(r) Indebtedness of Foreign Subsidiaries, provided that (i) if at the time of incurrence of any such Indebtedness the aggregate amount of the Facility Exposure shall not exceed US$1,145,000,000 and no Indebtedness shall then be outstanding under clause (y) below, after giving effect to the incurrence of such Indebtedness the aggregate principal amount of Indebtedness then outstanding under this clause (r) shall not exceed the greater of (x) US$325,000,000 and (y) 2.7% of Consolidated Adjusted Total Assets as of the last day of the fiscal quarter of the Company most recently ended on or prior to the date of incurrence of such Indebtedness (it being agreed that no Indebtedness may thereafter be incurred in reliance on clause (y) below if any Indebtedness is then outstanding in reliance on this clause (i)) or (ii) otherwise, the aggregate principal amount of Indebtedness permitted by this clause (r) shall not exceed US$25,000,000;

(s) Indebtedness of any Domestic Subsidiary (and which is not a CFC Holdco or a Specified Foreign Subsidiary) owning any New Headquarters Assets; provided that (i) such Indebtedness shall not be secured by Liens on any assets of the Company or any Subsidiary other than any New Headquarters Assets and (ii) such Indebtedness shall not be Guaranteed by the Company or any other Subsidiary;

(t) Indebtedness of the New Headquarters SPV or the New Headquarters Parent SPV; provided that (i) such Indebtedness shall not be secured by Liens on any assets of the Company or any Subsidiary other than assets of the New Headquarters SPV and the New Headquarters Parent SPV and (ii) such Indebtedness shall not be Guaranteed by the Company or any other Subsidiary, other than the New Headquarters SPV or the New Headquarters Parent SPV;

(u) Indebtedness of Excluded Subsidiaries in an aggregate principal amount not to exceed US$250,000,000 at any time outstanding;

(v) Securitization Transactions in an aggregate amount (as determined in accordance with the definition thereof) at any time outstanding not to exceed US$200,000,000;

(w) other Indebtedness; provided that (i) other than in the case of any Government Program Indebtedness, such Indebtedness is incurred solely by the Company or any Domestic Subsidiary that is a Subsidiary Guarantor (or by the New Headquarters SPV, the New Headquarters Parent SPV or any Domestic Subsidiary (and which is not a CFC Holdco or a Specified Foreign Subsidiary) owning any New Headquarters Assets), and is not Guaranteed by any Subsidiary other than Domestic Subsidiaries that are Subsidiary Guarantors (or by the New Headquarters SPV, the New Headquarters Parent SPV or any Domestic Subsidiary (and which is not a CFC Holdco or a Specified Foreign Subsidiary) owning any New Headquarters Assets), (ii) other than in the case of any Government Program Indebtedness, such Indebtedness shall not be secured by Liens on any assets of the Company or any Subsidiary other than any New Headquarters Assets (and other assets of the New Headquarters SPV and the New Headquarters Parent SPV, if applicable) and (iii) the aggregate principal amount of Indebtedness outstanding under this clause (w) shall not exceed US$2,500,000,000 at any time;

(x) other Indebtedness of the Company or any Domestic Subsidiary that is a Subsidiary Guarantor; provided that (i) such Indebtedness is either (A) contractually subordinated in right of payment to the Secured Obligations on customary terms or (B) incurred solely by the Company and not Guaranteed by any Subsidiary, (ii) such Indebtedness shall not mature earlier than, or have weighted average life to maturity shorter than, 91 days after the Maturity Date, (iii) subject to clause (i) above, such Indebtedness is not Guaranteed by any Subsidiary other than Domestic Subsidiaries that are Subsidiary Guarantors, (iv) such Indebtedness shall not be secured by Liens on any assets of the Company or any Subsidiary and (v) the aggregate principal amount of Indebtedness outstanding under this clause (x) shall not exceed US$1,000,000,000 at any time;

(y) Indebtedness of any Foreign Subsidiary or any CFC Holdco, and Guarantees thereof by the Company, any Subsidiary Guarantor, any Foreign Subsidiary or any CFC Holdco; provided that (i) such Indebtedness is not Guaranteed by any Subsidiary other than a Subsidiary Guarantor, a Foreign Subsidiary or a CFC Holdco, (ii) such Indebtedness (including such Guarantees thereof) shall not be secured by Liens on any assets of the Company or any Subsidiary and (iii) the aggregate principal amount of Indebtedness outstanding under this clause (y) shall not exceed at any time (x) US$855,000,000 less (y) the aggregate amount of such Indebtedness prepaid or repurchased as contemplated by Section 2.09(c) or 2.11(b) at or prior to such time; and

(z) to the extent constituting Indebtedness, obligations of the Company and any Subsidiary in respect of any Cash Management Services incurred in the ordinary course of business.

SECTION 6.02. Liens. The Company will not, and will not permit any Subsidiary (other than any Excluded Subsidiary) to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a) Permitted Encumbrances;

(b) any Lien on any asset of the Company or any Subsidiary (or on any improvements or accessions thereto or proceeds therefrom) existing on the Restatement Effective Date and set forth on Schedule 6.02; provided that (i) such Lien shall not apply to any other asset of the Company or any Subsidiary and (ii) such Lien shall secure only those obligations that it secures on the Restatement Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(c) any Lien existing on any asset prior to the acquisition thereof by the Company or any Subsidiary after the Restatement Effective Date or existing on any asset of any Person that becomes a Subsidiary after the Restatement Effective Date prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other assets of the Company or any Subsidiary and (iii) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(d) Liens on fixed or capital assets acquired, constructed or improved by the Company or any Subsidiary; provided that (i) such Liens secure solely Indebtedness permitted by Section 6.01(d) and (ii) such Liens shall not apply to any other assets of the Company or any Subsidiary;

(e) Liens arising in the ordinary course of business that do not secure Indebtedness and do not interfere with the material operations of the Company and the Subsidiaries and do not individually or in the aggregate materially impair the value of the assets of the Company and the Subsidiaries;

(f) Liens deemed to secure Capital Lease Obligations incurred in connection with any Sale/Leaseback Transaction permitted by Section 6.03;

(g) other Liens securing Indebtedness (other than Securitization Transactions); provided that at the time of incurrence of any such Liens the aggregate principal amount of Indebtedness then secured under this clause (g), together with the aggregate amount of Sale/Leaseback Transactions then outstanding under the proviso to Section 6.03, shall not exceed the greater of (x) US$225,000,000 and (y) 1.8% of Consolidated Adjusted Total Assets as of the last day of the fiscal quarter of the Company most recently ended on or prior to the date of incurrence of such Liens;

(h) licenses, sublicenses, leases or subleases that do not interfere in any material respect with the business of the Company or any Subsidiary;

(i) any interest or title of a lessor or sublessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases and subleases permitted hereunder;

(j) normal and customary rights of setoff upon deposits of cash or other Liens originating solely by virtue of any statutory or common law provision relating to bankers liens, rights of setoff or similar rights in favor of banks or other depository institutions and not securing any Indebtedness;

(k) Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection;

(l) Liens solely on any cash earnest money deposits made by the Company or any Subsidiary in connection with any letter of intent or purchase agreement in respect of any Acquisition or other Investment by the Company or any Subsidiary;

(m) any extension, renewal or replacement (or successive renewals or replacements) in whole or in part of any Lien referred to in clause (b), (c) or (d); provided that (i) the obligations secured thereby shall be limited to the obligations secured by the Lien so extended, renewed or replaced (and, to the extent provided in such clauses, extensions, renewals and replacements thereof) and (ii) such Lien shall be limited to all or a part of the assets that secured the Lien so extended, renewed or replaced;

(n) Liens granted by the New Headquarters Parent SPV or the New Headquarters SPV; provided that (i) such Liens shall secure solely Indebtedness permitted by Section 6.01(b), 6.01(t) or 6.01(w);

(o) Liens on any New Headquarters Assets; provided that (i) such Liens shall secure solely Indebtedness permitted by Section 6.01(b), 6.01(s) or 6.01(w);

(p) Liens on assets of Foreign Subsidiaries securing Indebtedness incurred pursuant to Section 6.01(r);

(q) Liens securing (or deemed to secure pursuant to the definition of the term) Securitization Transactions permitted to be incurred pursuant to Section 6.01(v); provided that such Liens shall only extend to Securitization Receivables subject to such Securitization Transaction, the Equity Interests in and assets of Securitization Subsidiaries and assets ancillary to any of the foregoing; and

(r) Liens created under the Loan Documents.

Notwithstanding anything to the contrary set forth in this Section 6.02, the Company will not, and will not permit any Subsidiary (as defined herein or as defined in any Existing Indenture, and including any Excluded Subsidiary) to, create, incur, assume or permit to exist any Lien (other than Liens created under the Loan Documents) on any property or asset now owned or hereafter acquired by it, in each case, in reliance on the Existing Indenture Specified Lien Basket in any Existing Indenture unless at the time thereof, and after giving effect thereto, the entire amount of the Restricted Secured Obligations then outstanding is secured by Liens created under the Loan Documents in reliance on such Existing Indenture Specified Lien Basket without such Existing Indenture requiring that any Notes or Guarantees (as defined in such Existing Indenture) be secured equally and ratably therewith (or prior thereto); provided, however, that nothing in this sentence shall prohibit any Excluded Subsidiary from creating, incurring, assuming or permitting to exist any Lien on any property or asset now owned or hereafter acquired by it, in each case, in reliance on the Existing Indenture Specified Lien Basket in any Existing Indenture so long as the aggregate amount of the Indebtedness (as defined in any Existing Indenture) secured by any such Lien (together with aggregate amount of the Attributable Debt with respect to all the sale and lease-back transactions permitted by the proviso to the last sentence of Section 6.03) does not exceed US$25,000,000 outstanding at any time.

SECTION 6.03. Sale/Leaseback Transactions. Other than (a) contemporaneously with the acquisition of any asset in order to finance the purchase thereof or (b) in the case of a Sale/Leaseback Transaction with respect to any New Headquarters Assets, at any time, the Company will not, and will not permit any Subsidiary (other than any Excluded Subsidiary) to, enter into any Sale/Leaseback Transaction; provided that, notwithstanding the foregoing, the Company or any such Subsidiary may engage in any Sale/Leaseback Transaction if, at the time of such Sale/Leaseback Transaction, the aggregate amount of Sale/Leaseback Transactions then outstanding pursuant to this proviso, together with the aggregate principal amount of Indebtedness then outstanding secured by Liens permitted pursuant to Section 6.02(g), shall not exceed the greater of (i) US$225,000,000 and (ii) 1.8% of Consolidated Adjusted Total Assets as of the last day of the fiscal quarter of the Company most recently ended on or prior to the date of such Sale/Leaseback Transaction. Notwithstanding anything to the contrary set forth in this Section 6.03, the Company will not, and will not permit any Subsidiary (as defined herein or as defined in any Existing Indenture, and including any Excluded Subsidiary) to, enter into any sale and lease-back transaction for the sale and leasing back of any property (including any Sale/Leaseback Transaction), in each case, in reliance on the Existing Indenture Specified Lien Basket in any Existing Indenture unless at the time thereof, and after giving effect thereto, the entire amount of the Restricted Secured Obligations then outstanding is secured by Liens created under the Loan Documents in reliance on such Existing Indenture Specified Lien Basket without such Existing Indenture requiring that any Notes or Guarantees (as defined in such Existing Indenture) be secured equally and ratably therewith (or prior thereto); provided, however, that nothing in this sentence shall prohibit any Excluded Subsidiary from entering into any sale and lease-back transaction for the sale and leasing back of any property (including any Sale/Leaseback Transaction), in each case, in reliance on the Existing Indenture Specified Lien Basket in any Existing Indenture so long as the aggregate amount of the Attributable Debt with respect to all such sale and lease-back transactions (together with the aggregate amount of Indebtedness (as defined in any Existing Indenture) secured by Liens permitted by the proviso to the last sentence of Section 6.02) does not exceed US$25,000,000 outstanding at any time.

SECTION 6.04. Fundamental Changes; Business Activities. (a) The Company will not, and will not permit any Material Subsidiary (other than any Excluded Subsidiary) to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve; provided that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (i) the Company or any Material Subsidiary may merge or consolidate with any Person; provided that (A) in the case of any merger or consolidation involving the Company or any Borrowing Subsidiary, (1) either (x) the Company or such Borrowing Subsidiary shall be the continuing or surviving Person or (y) the continuing or surviving Person shall be a corporation or limited liability company organized under the laws of the United States of America or any State thereof and shall assume all of the Company’s or such Borrowing Subsidiary’s obligations under the Loan Documents in a manner reasonably acceptable to the Administrative Agent and (2) the Company or such Borrowing Subsidiary shall give the Lenders reasonable prior notice thereof in order to allow the Lenders to comply with “know your customer” rules and other applicable regulations; and (B) (1) in the case of any merger or consolidation involving a Material Subsidiary, the continuing or surviving Person shall be a Subsidiary and, if such Material Subsidiary is a Wholly Owned Subsidiary, shall be a Wholly Owned Subsidiary, (2) in the case of any merger or consolidation involving a Material Subsidiary that is a Subsidiary Guarantor, the continuing or surviving Person shall be a Subsidiary Guarantor and (3) in the case of any merger or consolidation involving a Material Subsidiary that is a Subsidiary Loan Party, the continuing or surviving Person shall be a Loan Party; provided that the requirements set forth in this clause (B) shall not apply to any such merger or consolidation involving a Material Subsidiary (other than any Borrowing Subsidiary) consummated to effect any sale, transfer or other disposition of all of the Equity Interests in such Material Subsidiary owned by the Company and the Subsidiaries in accordance with Section 6.08; and (ii) any Material Subsidiary (other than a Borrowing Subsidiary) may liquidate or dissolve into another Subsidiary; provided that in the case of any such liquidation or dissolution of a Material Subsidiary that is a Wholly Owned Subsidiary, the other Subsidiary shall be a Wholly Owned Subsidiary and, if such liquidating or dissolving Material Subsidiary is (x) a Subsidiary Guarantor, shall be a Subsidiary Guarantor and (y) a Subsidiary Loan Party, shall be a Loan Party.

(b) The Company will not, and will not permit any Subsidiary (other than any Excluded Subsidiary) to, engage to any material extent in any business other than businesses conducted as of the Restatement Effective Date by the Company and the Subsidiaries, taken as a whole, and businesses similar, ancillary, complementary or otherwise reasonably related thereto or that are a reasonable extension, development or expansion thereof.

SECTION 6.05. Restricted Payments. The Company will not, and will not permit any Subsidiary (other than any Excluded Subsidiary) to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that (a) (i) the Company and its Subsidiaries may declare and make Restricted Payments with respect to Equity Interests in the Company that are made solely with Equity Interests (other than Disqualified Equity Interests) in the Company and (ii) the Company may declare and make Restricted Payments that are made with the Net Proceeds of the substantially concurrent issue of new Equity Interests (other than (A) Disqualified Equity Interests and (B) the Preferred Stock) in the Company, (b) Subsidiaries may declare and pay dividends ratably (or on more favorable terms from the perspective of the

Company) with respect to their Equity Interests, (c) Subsidiaries may declare and make any Restricted Payments made to the Company or the other Subsidiaries, (d) the Company may make repurchases of Equity Interests deemed to occur upon the “cashless exercise” of stock options or warrants or upon the vesting of restricted stock units, if such Equity Interests represent the exercise price of such options or warrants or represent withholding taxes due upon such exercise or vesting, (e) the Company and the Subsidiaries may purchase Equity Interests in non-Wholly Owned Subsidiaries from the minority owners thereof (whether by means of stock acquisition, self-tender, redemption or otherwise), (f) the Company and the Subsidiaries may make (i) Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and the Subsidiaries and (ii) Restricted Payments to purchase or redeem Equity Interests in the Company (including related stock appreciation rights or similar securities) held by then present or former directors, officers, employees or consultants of the Company or any of the Subsidiaries or by any Plan then in effect, in each case, upon such person’s death, disability, retirement or termination of employment or under the terms of any such Plan under which such Equity Interests or related rights were issued, provided that the aggregate amount of the Restricted Payments made in reliance on this clause (f)(ii) may not exceed US$15,000,000 in any fiscal year of the Company, (g) the Company may make Restricted Payments in respect of the Preferred Stock; provided that, other than in the case of periodic dividends made by the Company in accordance with the terms of the Preferred Stock (as set forth in the Certificate of Designation as in effect on the Restatement Effective Date), no Restricted Payment may be made in reliance on this clause (g) prior to the later of (i) the date that is 100 days after the Restatement Effective Date and (ii) the earlier of (A) the date on which the Facility Exposure shall not exceed US$1,145,000,000 and (B) the date that is nine months after the Restatement Effective Date, (h) the Company and any Subsidiary may make any Restricted Payments if (i) no Default shall have occurred and be continuing or would result therefrom and (ii) the Leverage Ratio as of the end of the fiscal quarter of the Company most recently ended on or prior to the date of such Restricted Payment (in the case of any such fiscal quarter ending on or prior to June 30, 2022, calculated on an Annualized Basis), giving pro forma effect to such Restricted Payment and any related incurrence of Indebtedness as if they had occurred on the last day of such quarter, would not exceed 4.00:1.00 and (i) the Company and any Subsidiary may make Restricted Payments consisting of payments in cash in lieu of the issuance of fractional shares, upon the exercise of warrants or upon the conversion or exchange of Equity Interests of any such Person.

SECTION 6.06. Transactions with Affiliates. The Company will not, and will not permit any Subsidiary (other than any Excluded Subsidiary) to, sell, lease or otherwise transfer any assets to, or purchase, lease or otherwise acquire any assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Company, Wholly Owned Subsidiaries and Subsidiary Loan Parties not involving any other Affiliate; provided that any transactions entered into pursuant to this clause (b) between or among Loan Parties and Wholly Owned Subsidiaries that are not Loan Parties involving Intellectual Property held by any Loan Party shall be at prices and on terms and conditions not less favorable to such Loan Party than could be obtained on an arm’s-length basis from unrelated third parties, (c) transactions between or among Subsidiaries that are not Loan Parties, (d) any Restricted

Payment permitted by Section 6.05 or Investment permitted by Section 6.12, (e) transactions under the IAC Agreements as in effect on the Restatement Effective Date (or as hereafter amended in a manner not materially adverse to the Company and to the rights or interests of the Lenders), (f) payments made and other transactions entered into in the ordinary course of business with officers and directors of the Company or any Subsidiary, and consulting fees and expenses incurred in the ordinary course of business payable to former officers or directors of the Company or any Subsidiary, (g) reclassifications or changes in the terms of or other transactions relating to Equity Interests in the Company held by Affiliates that do not involve the payment of any consideration (other than Equity Interests (other than Disqualified Equity Interests) in the Company) or any other transfer of value by the Company or any Subsidiary to any such Affiliate, (h) payments by the Company or any Subsidiary to or on behalf of any Affiliate of the Company or any Subsidiary in connection with out-of-pocket expenses incurred in connection with any public or private offering, other issuance or sale of stock by the Company or an Affiliate of the Company or other transaction for the benefit of the Company or any Subsidiary, (i) transactions disclosed in the Form S-4, (j) Permitted Charitable Contributions, (k) any transaction (if part of a series of related transactions, together with such related transactions) involving consideration or value of less than US$15,000,000, (l) transactions permitted under Section 6.08(m), (m) transactions pursuant to agreements with TripAdvisor, Inc. and its Subsidiaries entered into in connection with the separation of TripAdvisor, Inc. from the Company, in each case substantially as described in the TripAdvisor, Inc. Form S-4 as filed with the SEC on July 27, 2011, as amended, (n) transactions engaged by a Person that is not a Subsidiary on the Restatement Effective Date, which transactions are engaged pursuant to agreements or arrangements in existence at the time such Person becomes a Subsidiary or is merged or consolidated with or into the Company or a Subsidiary (provided that (i) such agreements or arrangements were not entered into in connection with or in contemplation of such Person becoming a Subsidiary or such merger or consolidation and (ii) immediately prior to such Person becoming a Subsidiary or such merger or consolidation, such Person was not an Affiliate of the Company), (o) the trivago IPO and the transactions relating thereto, in each case substantially as described in the trivago Form F-1 as filed with the SEC on November 14, 2016, as amended by the Amendment No. 1 to Form F-1 Registration Statement filed by trivago with the SEC on December 5, 2016, and as supplemented by the prospectus filed by trivago with the SEC on December 16, 2016 and the trivago Form F-6, as filed with the SEC on December 5, 2016 (and any amendment, supplement or modification to any such transaction or related agreement in a manner not materially adverse to the Company and its Subsidiaries (other than trivago and its Subsidiaries) and to the rights or interests of the Lenders) and (p) customary transactions with Securitization Subsidiaries pursuant to a Securitization Transaction; provided, however, that this Section shall not prohibit, nor limit the operation or effect of, or any payments under, (i) any license, lease, service contract, purchasing agreement, disposition agreement or similar arrangement entered into in the ordinary course of business between any Subsidiary and the Company or any other Subsidiary or (ii) any agreement with respect to any joint venture to which the Company or any Subsidiary is a party entered into in connection with, or reasonably related to, its lines of business; provided that such agreement is approved by the Company’s board of directors or the executive committee or audit committee thereof.

SECTION 6.07. Restrictive Agreements. The Company will not, and will not permit any Subsidiary (other than any Excluded Subsidiary) to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Company or any Domestic Subsidiary to create, incur or permit to exist any Lien upon any of its assets to secure any Secured Obligations or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock, membership interests or similar Equity Interests or to make or repay loans or advances to the Company or any other Subsidiary or to Guarantee Indebtedness of the Company or any other Subsidiary; provided that (i) the foregoing shall not apply to (A) restrictions and conditions imposed by law or by any Loan Document, (B) restrictions and conditions identified on Schedule 6.07 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (C) restrictions and conditions with respect to a Person that is not a Subsidiary on the Restatement Effective Date, which restrictions and conditions are in existence at the time such Person becomes a Subsidiary or is merged or consolidated with a Subsidiary and are not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary, so long as such restrictions and conditions apply only to such Person (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (D) restrictions and conditions imposed by any Existing Indenture as in effect on the Restatement Effective Date or by any agreement or document governing or evidencing any other Indebtedness of the Company or any Subsidiary permitted hereunder; provided that the restrictions and conditions contained in any such agreement or document are not less favorable to the Lenders than the restrictions and conditions imposed by the Existing Indentures as in effect on the Restatement Effective Date or, in the case of any agreement or document governing Indebtedness of a Foreign Subsidiary, are market terms for comparable Indebtedness at the time of incurrence of such Indebtedness (as reasonably determined by the Company) and would not materially reduce the ability of Foreign Subsidiaries, taken as a whole, to pay dividends to the Company, (E) in the case of any Domestic Subsidiary that is not a Designated Subsidiary or any Foreign Subsidiary, in each case, that is not a Wholly Owned Subsidiary, restrictions in such Person’s organizational documents or pursuant to any joint venture agreement or equityholders agreement, (F) restrictions and conditions imposed on the New Headquarters SPV or the New Headquarters Parent SPV, (G) in connection with any Securitization Transaction, restrictions and conditions imposed on the Securitization Receivables subject thereto, any Securitization Subsidiary, the Equity Interests in or assets of any Securitization Subsidiary or any assets ancillary to any of the foregoing and (H) restrictions and conditions imposed by any agreement or document governing the Foreign Facility so long as such restrictions and conditions are on market terms for comparable Indebtedness at the time of incurrence of such Indebtedness (as reasonably determined by the Company); (ii) clause (a) of the foregoing shall not apply to (A) restrictions or conditions imposed by any agreement relating to secured Indebtedness or other Liens permitted by this Agreement if such restrictions or conditions apply only to the assets securing such Indebtedness or subject to such Liens and (B) customary provisions in leases and other agreements restricting the assignment or pledge thereof; and (iii) clause (b) of the foregoing shall not apply to (A) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale; provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, or (B) restrictions and conditions imposed by any agreement or document governing or evidencing any Indebtedness of the Company or any Domestic Subsidiary permitted hereunder; provided that the restrictions and conditions contained in any such agreement or document are on market terms for comparable Indebtedness at the time of incurrence of such Indebtedness (as reasonably determined by the Company) and would not materially reduce the ability of Domestic Subsidiaries, taken as a whole, to pay dividends to the Company.

SECTION 6.08. Asset Dispositions. The Company will not, and will not permit any Subsidiary (other than any Excluded Subsidiary) to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest, owned by it, nor will the Company permit any of the Subsidiaries (other than any Excluded Subsidiary) to issue any additional Equity Interest in such Subsidiary, except:

(a) sales, transfers and other dispositions of inventory, used or surplus equipment, other fixed assets, cash, Permitted Investments and other cash equivalents in the ordinary course of business;

(b) sales, transfers and other dispositions (i) to a Loan Party or (ii) among any Subsidiaries that are not Loan Parties;

(c) issuances of Equity Interests in a Subsidiary (i) as incentive compensation to officers, directors or employees of such Subsidiary, (ii) to the Company or to a Wholly Owned Subsidiary; provided that any such issuance that would result in any Loan Party directly owning a lesser percentage of the Equity Interests in such Subsidiary than such Loan Party owned immediately prior to giving effect thereto would only be permitted if such issuance, were it treated as a corresponding disposition of such Equity Interests by such Loan Party, would otherwise be permitted hereunder, or (iii) as a Restricted Payment made in reliance on Section 6.05(b);

(d) dispositions of assets to the extent that (i) such assets are exchanged for credit against the purchase price of similar replacement assets or (ii) the proceeds of such disposition are reasonably promptly applied to the purchase price of such replacement assets;

(e) licenses, sublicenses, leases and subleases that do not interfere in any material respect with the business of the Company or any Subsidiary;

(f) sales or discounts of accounts receivable in connection with the compromise or collection thereof in the ordinary course of business;

(g) in connection with any Securitization Transaction permitted by Sections 6.01 and 6.02, the granting of Liens and/or any sale, transfer, lease or other disposition of Securitization Receivables subject thereto, Equity Interests in and assets of any Securitization Subsidiary and assets ancillary to any of the foregoing;

(h) any Sale/Leaseback Transaction permitted by Section 6.03;

(i) any Restricted Payment permitted under Section 6.05 (other than non-cash payments permitted solely under Section 6.05(h)) or any Investment permitted under Section 6.12 (other than Section 6.12(g) or 6.12(s));

(j) [reserved];

(k) [reserved];

(l) any other sales, transfers, leases and other dispositions of assets owned by the Company and the Subsidiaries (other than accounts receivable as part of a Securitization Transaction or inventory as part of an inventory financing), in each case to the extent made to a Person other than the Company or any Subsidiary and to the extent not made in reliance on any other clause of this Section 6.08; provided that (i) no Default shall have occurred and be continuing at the time of entry into the agreement governing such transaction or would result therefrom, (ii) all sales, transfers, leases and other dispositions permitted pursuant to this clause (l) shall be made for fair value and 75% cash consideration in respect thereof (for purposes of this clause (ii), each of the following shall be deemed to be cash: (A) the amount of any liabilities (as shown on the Company’s or the applicable Subsidiary’s most recent balance sheet or in the notes thereto and excluding any liabilities that are contractually subordinated in right of payment to the Secured Obligations) that are assumed by the transferee of any such assets pursuant to a customary novation agreement or are otherwise cancelled in connection with such transaction and (B) any notes or similar obligations or other securities received by the Company or the applicable Subsidiary from the transferee that are converted by the Company or such Subsidiary into cash within 180 days after receipt thereof (to the extent of the cash received)), (iii) the aggregate fair value (as reasonably determined by the Company, as to any assets, as of the time of such sale, transfer, lease or other disposition thereof) of all assets (including Equity Interests in Subsidiaries) sold, transferred, leased or otherwise disposed of in reliance on this clause (l) since the Restatement Effective Date shall not exceed US$1,000,000,000, (iv) the Company shall permanently reduce the Tranche 1 Commitments pursuant to Section 2.09(b) and, if no Tranche 1 Commitments shall remain in effect, shall prepay Tranche 1 Revolving Loans pursuant to Section 2.11(a) by an aggregate amount equal to (A) 50% of the aggregate Net Proceeds of all sales, transfers, leases or other dispositions made in reliance on this clause (l) to the extent exceeding US$100,000,000 but less than or equal to US$500,000,000 and (B) 100% of the aggregate Net Proceeds of all sales, transfers, leases or other dispositions made in reliance on this clause (l) to the extent exceeding US$500,000,000, each such reduction and/or prepayment to be made promptly (and in any event within five Business Days) following the consummation of any such sale, transfer, lease or other disposition; provided that in the event that, on or prior to the date of any such reduction and/or prepayment, the Company or any Subsidiary is required, in accordance with the definitive documentation for any Foreign Facility then in effect, to apply any Net Proceeds received by the Company or any Subsidiary from such sale, transfer, lease or other disposition to repay, prepay, redeem or otherwise discharge any Indebtedness outstanding under such Foreign Facility, then the amount of the required reduction and/or prepayment under this clause (iv) shall be reduced by the amount of the Net Proceeds so required to be applied by the Company or such Subsidiary to prepay or repurchase Indebtedness outstanding under such Foreign Facility, and (v) with respect to each sale, transfer, lease or other disposition made in reliance on this clause (l) for consideration with a fair value in excess of US$25,000,000 or that requires a reduction and/or prepayment under clause (iv)

above, the Company shall have delivered to the Administrative Agent a certificate of a Financial Officer, certifying that all the requirements set forth in this clause (l) have been satisfied with respect thereto, together with reasonably detailed calculations demonstrating satisfaction of the requirements set forth in clause (ii) above and, if applicable, a reasonably detailed calculation of the amount of the reduction and/or prepayment required under clause (iv) above;

(m) dispositions or transfers of assets by the Loan Parties to Subsidiaries that are not Loan Parties; provided that (i) the aggregate fair market value (as reasonably determined by the Company, with respect to any assets, as of the time of the applicable disposition or transfer) of the assets so disposed or transferred since the Restatement Effective Date shall not exceed the sum of (A) US$175,000,000, net, with respect to any disposition, of the fair market value (as reasonably determined by the Company, with respect to any assets, at the time of the applicable disposition or transfer) of any assets received by the Loan Parties since the Restatement Effective Date as consideration for such disposition or transfer (it being understood that any consideration in the form of Equity Interests in the transferee Subsidiary or any Indebtedness of a Subsidiary shall not constitute consideration for this purpose); and (B) with respect to any such disposition or transfer in the form of a capital contribution, the aggregate fair market value (as reasonably determined by the Company, with respect to any assets, as of the time of the receipt thereof) of assets (other than Equity Interests in the transferee Subsidiary or any Indebtedness of a Subsidiary) received by the Loan Parties as a dividend, distribution or return of or on the capital contributed (it being understood that the amount added back pursuant to this clause (B) may not exceed the original amount of such capital contribution made in reliance on this clause (m)); (ii) in addition to the limitations in clause (i), the aggregate fair value of Intellectual Property so disposed or transferred since the Restatement Effective Date shall not exceed US$200,000,000 (it being agreed that (A) the value of Intellectual Property shall be reasonably determined by the Company as of the time of the applicable disposition or transfer, (B) Intellectual Property that has de minimis fair value as reasonably determined by the Company may be treated as having zero fair value, (C) for the avoidance of doubt, disclosure of Intellectual Property shall not be deemed a transfer or disposition subject to this Section 6.08, (D) non-exclusive licenses of Intellectual Property shall not count against the cap set forth in this clause (ii), (E) the transfer of the legal ownership or an exclusive license of registered or issued Intellectual Property, any application for registration and issuance thereof, source code or databases shall count against the cap set forth in this clause (ii) and (F) dispositions or transfers of know-how, show-how and, subject to clause (E) above, data in electronic form and other technical or business information, in each case, in the ordinary course of business of the Company and its Subsidiaries shall not otherwise count against the cap in this clause (ii)) and (iii) no disposition or transfer of Equity Interests in any Domestic Subsidiary (other than a CFC Holdco, the New Headquarters SPV or the New Headquarters Parent SPV) shall be permitted by this clause (m);

(n) dispositions or transfers by any Loan Party in the form of (i) the contribution or other disposition to a Subsidiary that is not a Loan Party of Equity Interests in, or Indebtedness of, any CFC Holdco, Foreign Subsidiary or Specified Foreign Subsidiary owned directly by such Loan Party in exchange for Equity Interests in (or additional share premium or paid in capital in respect of Equity Interests in), or Indebtedness of, such Subsidiary that is not a Loan Party, or a combination of any of the foregoing, and (ii) an exchange of Equity Interests in any CFC Holdco, Foreign Subsidiary or Specified

Foreign Subsidiary for Indebtedness of, or of Indebtedness of such CFC Holdco, Foreign Subsidiary or Specified Foreign Subsidiary for Equity Interests in, such CFC Holdco, Foreign Subsidiary or Specified Foreign Subsidiary;

(o) Permitted Charitable Contributions;

(p) dispositions or transfers of any New Headquarters Assets to the New Headquarters SPV;

(q) any transactions involving consideration or value of less than US$2,000,000 individually;

(r) [reserved];

(s) dispositions or transfers by any Loan Party in the form of (i) the contribution or other disposition to a Domestic Subsidiary (other than any Domestic Subsidiary that is expressly excluded from being a Designated Subsidiary pursuant to clauses (i) through (vi) of the definition of such term) of Equity Interests in, or Indebtedness of, any other Subsidiary owned directly by such Loan Party in exchange for Equity Interests in (or additional share premium or paid in capital in respect of Equity Interests in), or Indebtedness of, such Domestic Subsidiary, or a combination of any of the foregoing, and (ii) an exchange of Equity Interests in any Domestic Subsidiary for Indebtedness of, or of Indebtedness of such Domestic Subsidiary for Equity Interests in, such Domestic Subsidiary; and

(t) sales, transfers and other distributions of any Equity Interest in the Company (it being understood that if such sale, transfer or other disposition constitutes a Restricted Payment, it shall be subject to Section 6.05).

Notwithstanding anything to the contrary in this Section or any other provision of this Agreement, the Company will not, and will not permit any Subsidiary to, sell, transfer, lease or otherwise dispose of any Equity Interests or other assets if such Equity Interests or other assets represent all or substantially all of the assets of the Company and the Subsidiaries, on a consolidated basis.

For the avoidance of doubt, no loan by the Company or any of its Subsidiaries to the Company or any of its Subsidiaries shall constitute a sale, transfer, lease or other disposition subject to the restrictions set forth in this Section 6.08.

SECTION 6.09. Use of Proceeds and Letters of Credit; Margin Regulations. (a) The Company will not, and will not permit any Subsidiary to, use the proceeds of the Loans for any purpose other than for the general corporate purposes of the Company and the Subsidiaries, including working capital, capital expenditures and acquisitions. The Letters of Credit will be used only to support obligations of the Company and the Subsidiaries. The Company will not, and will not permit any Subsidiary to, use any part of the proceeds of any Loan, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board of Governors, including Regulations T, U and X.

(b) No Borrower shall request any Borrowing or Letter of Credit, and the Company and each other Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or any Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person or in any Sanctioned Country except (A) as otherwise permitted pursuant to a license granted by the Office of Foreign Assets Control of the U.S. Department of the Treasury or (B) otherwise to the extent permissible for a Person required to comply with Sanctions or (iii) in any manner that would result in the violation of any Sanctions by any party hereto.

SECTION 6.10. Leverage Ratio. Commencing on December 31, 2021, the Company will not permit the Leverage Ratio at any time (a) on and after December 31, 2021 and prior to March 31, 2023, to exceed 5.00:1.00, and (b) on and after March 31, 2023, to exceed 4.00:1.00.

SECTION 6.11. Minimum Liquidity. From and after the Restatement Effective Date and prior to December 31, 2021, the Company will not permit Liquidity at any time to be less than US$300,000,000.

SECTION 6.12. Investments and Acquisitions. The Company will not, and will not permit any Subsidiary (other than any Excluded Subsidiary) to purchase or acquire (including pursuant to any merger or consolidation with any Person that was not a Wholly Owned Subsidiary prior to such merger or consolidation), hold, make or otherwise permit to exist any Investment in any other Person, or make any Acquisition, except:

(a) Investments in Permitted Investments and Investments that were Investments in Permitted Investments when made;

(b) Investments existing on the Restatement Effective Date in Subsidiaries and other Investments existing on the Restatement Effective Date (but, in each case, not any additions thereto (including any capital contributions) made after the Restatement Effective Date);

(c) investments by the Company and the Subsidiaries in Equity Interests in their Subsidiaries; provided that (i) such investees are Subsidiaries prior to such investments and (ii) the aggregate amount of such investments by the Loan Parties in, and Guarantees under clause (e)(ii) below by the Loan Parties of Indebtedness and other obligations of, Subsidiaries that are not Loan Parties (excluding all such investments, loans, advances and Guarantees (A) existing on the Restatement Effective Date and permitted by clause (b) above or (B) consisting of investments made using cash, Permitted Investments or other cash equivalents) shall not exceed US$100,000,000 at any time outstanding;

(d) loans or advances made by the Company or any Subsidiary to the Company or any Subsidiary; provided that the Indebtedness resulting therefrom is permitted by Section 6.01(c);

(e) (i) Guarantees by the Company or any Subsidiary of Indebtedness or other obligations of the Company or any Subsidiary under the Foreign Facility or (ii) Guarantees by the Company or any Subsidiary of Indebtedness or other obligations of the Company or any Subsidiary (including any such Guarantees arising as a result of any such Person being a joint and several co-applicant with respect to any letter of credit or letter of guaranty); provided that, in the case of this clause (ii), the aggregate amount of Indebtedness and other obligations of Subsidiaries that are not Subsidiary Loan Parties that is Guaranteed by the Company or any Subsidiary Guarantor shall be subject to the limitation set forth in clause (c) above;

(f) (i) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, (ii) Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of account debtors or in settlement of delinquent obligations of, or other disputes with, customers and suppliers or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment and (iii) deposits, prepayments and other credits to suppliers, licensors or other counterparties made in the ordinary course of business;

(g) Investments made as a result of the receipt of noncash consideration from any sale, transfer or other disposition of any asset in compliance with Section 6.08;

(h) Investments by the Company or any Subsidiary that result solely from the receipt by the Company or any Subsidiary from any of its Subsidiaries of a dividend or other Restricted Payment in the form of Equity Interests, evidences of Indebtedness or other securities (but not any additions thereto made after the date of the receipt thereof);

(i) Investments in the form of Swap Agreements that are entered into to hedge or mitigate risks to which the Company or any Subsidiary has actual or anticipated exposure (other than in respect of Equity Interests or Indebtedness of the Company or any Subsidiary) or to cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) or exchange rates with respect to any interest bearing or non-US Dollar denominated liability or investment of the Company or any Subsidiary;

(j) payroll, travel and similar advances to directors, officers, employees and consultants of the Company or any Subsidiary to cover matters that are expected at the time of such advances to be treated as expenses of the Company or such Subsidiary for accounting purposes and that are made in the ordinary course of business;

(k) loans or advances to directors, officers, employees and consultants (or their respective estates, heirs, family members, spouses and former spouses, domestic partners and former domestic partners or beneficiaries under their respective estates) of the Company or any Subsidiary (i) in connection with such Person’s purchase of Equity Interests in the Company, provided that no cash or Permitted Investments is actually advanced pursuant to this clause (i) other than to pay Taxes due in connection with such purchase, and (ii) for other purposes, provided that the aggregate amount of Investments permitted by this clause (ii) shall not exceed US$10,000,000 at any time outstanding;

(l) Investments in the ordinary course of business consisting of (i) endorsements for collection or deposit and (ii) customary trade arrangements with customers;

(m) Guarantees of obligations of any Subsidiary in respect of leases (other than Capital Lease Obligations) and Guarantees of other obligations of any Subsidiary or the Company that do not constitute Indebtedness;

(n) Investments held by a Person that becomes a Subsidiary (or of any Person not previously a Subsidiary that is merged or consolidated with or into the Company or a Subsidiary in a transaction permitted hereunder) after the Restatement Effective Date; provided that such Investments exist at the time such Person becomes a Subsidiary (or is so merged or consolidated) and are not made in contemplation of or in connection with such Person becoming a Subsidiary (or such merger or consolidation);

(o) any Acquisition or other Investment to the extent consideration therefor is paid solely with shares of common stock in the Company;

(p) any other Acquisition or other Investment; provided that, immediately prior to the consummation thereof, and immediately after giving pro forma effect thereto, including to any related incurrence of Indebtedness, (i) no Event of Default shall have occurred and be continuing and (ii) the Company shall be in pro forma compliance with the covenant set forth in Section 6.10 (whether or not then in effect and, prior to December 31, 2021, using the covenant level specified for December 31, 2021);

(q) any Investment made in connection with any Securitization Transaction permitted by Sections 6.01 and 6.02;

(r) Investments by the Company or any other Loan Party in any Subsidiary that is not a Loan Party to the extent made with cash, Permitted Investments or cash equivalents necessary to fund an Acquisition or Investment permitted by clause (p) above or (v) below;

(s) to the extent constituting Investments, sales, transfers and other dispositions permitted by Sections 6.08(m), 6.08(n), 6.08(p) and 6.08(s);

(t) advances in the form of a prepayment of expenses, so long as such expenses are being paid in accordance with customary trade terms of the Company and its Subsidiaries;

(u) Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Uniform Commercial Code Article 4 customary trade arrangements with customers; and

(v) any other Acquisition or other Investment; provided that (i) the aggregate amount of Acquisitions and other Investments permitted by this clause (q) shall not exceed US$500,000,000 at any time outstanding and (ii) in addition to the limitation set forth in clause (i), the aggregate amount of Investments permitted by this clause (q) that do not constitute Acquisitions shall not exceed US$150,000,000 at any time outstanding.

Notwithstanding anything to the contrary contained in the foregoing, no Investment in the form of a transfer of (i) Equity Interests in any Subsidiary held by the Company or any other Loan Party to any Subsidiary that is not a Loan Party shall be permitted by this Section 6.12 unless such transfer is also permitted by and made in reliance on Section 6.08(m), 6.08(n), 6.08(q) or 6.08(s) or (ii) Intellectual Property by the Company or any other Loan Party to any Subsidiary that is not a Loan Party shall be permitted by this Section 6.12 unless such transfer is also permitted by and made in reliance on Section 6.08(e), 6.08(m) or 6.08(q).

SECTION 6.13. Maintenance of Borrowing Subsidiaries as Wholly Owned Subsidiaries. Notwithstanding anything to the contrary herein, the Company will not permit any Borrowing Subsidiary to cease to be a Wholly Owned Subsidiary; provided that this Section shall not prohibit any merger or consolidation of a Borrowing Subsidiary consummated in accordance with Section 6.04 or 6.08 so long as the surviving or continuing Person shall be a Wholly Owned Subsidiary that is a Domestic Subsidiary and a Loan Party.

ARTICLE VII

Events of Default

SECTION 7.01. Events of Default. If any of the following events (“Events of Default”) shall occur:

(a) any Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b) any Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Section) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

(c) any representation, warranty or statement made or deemed made by or on behalf of the Company or any Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

(d) the Company or any Borrowing Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a) or 5.03 (with respect to the Company’s or a Borrowing Subsidiary’s existence) or in Article VI;

(e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Section), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Company (which notice will be given at the request of any Lender);

(f) the Company or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to any grace period applicable thereto);

(g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, but after giving effect to any grace period applicable thereto) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf or, in the case of any Swap Agreement, the applicable counterparty, or, in the case of a Securitization Transaction the purchasers or lenders thereunder, to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or, in the case of any Swap Agreement or Securitization Transaction, to cause the termination thereof; provided that this clause (g) shall not apply to (i) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the assets securing such Indebtedness or (ii) any Indebtedness that becomes due as a result of a voluntary prepayment, repurchase, redemption or defeasance thereof, or any refinancing thereof, permitted under this Agreement;

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Company or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) the Company or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation (other than any liquidation or similar transaction of a Material Subsidiary permitted under Section 6.04(a)(ii)), reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Section, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Material Subsidiary or for a substantial part of its assets (other than in connection with any liquidation or similar transaction of a Material Subsidiary permitted under Section 6.04(a)(ii)), (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any corporate action for the purpose of effecting any of the foregoing;

(j) the Company or any Material Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(k) one or more judgments for the payment of money in an aggregate amount in excess of US$30,000,000 (to the extent not covered by insurance) shall be rendered against the Company, any Material Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days from the date on which payment of such judgment is due during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any Material Subsidiary to enforce any such judgment;

(l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

(m) any Guarantee purported to be created under any Loan Document shall cease to be, or shall be asserted by any Loan Party not to be, in full force and effect, except as expressly provided in Section 9.14;

(n) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any material Collateral, with the priority required by the applicable Security Document, except as a result of (i) a sale, transfer or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents, (ii) the release thereof as expressly provided in the applicable Security Document or this Agreement or (iii) as a result of the Administrative Agent’s failure (A) to maintain possession of any stock certificate, promissory note or other instrument delivered to it under any Security Document or (B) to file Uniform Commercial Code (or equivalent) continuation statements; or

(o) a Change in Control shall occur;

then, and in every such event (other than an event with respect to any Borrower described in clause (h) or (i) of this Section), and at any time thereafter during the continuance of such event, the Administrative Agent may with the consent of, and shall at the request of, the Required Lenders, by notice to the Company, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part (but ratably as among the Classes of Loans and the Loans of each Class at the time outstanding), in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, and (iii) require the deposit of cash collateral in respect of LC Exposure as provided in Section 2.06(j), in each case, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower; and in case of any event with respect to any Borrower described in clause (h) or (i) of this Section, the Commitments shall immediately and automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of any Borrower accrued hereunder, shall immediately and automatically become due and payable, and the deposit of cash collateral in respect of LC Exposure as provided in Section 2.06(j) shall immediately and automatically be required, in each case, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower.

ARTICLE VIII

The Agents

Each of the Lenders and the Issuing Banks hereby irrevocably appoints the entities named as the Administrative Agent and the London Agent in the heading of this Agreement, and their successors in such capacities, to serve as the Administrative Agent and the London Agent, respectively, under the Loan Documents and authorizes the Agents to take such actions and to exercise such powers as are delegated to the Agents by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

Any Person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender or an Issuing Bank as any other Lender or Issuing Bank and may exercise the same as though it were not an Agent, and such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial adviser or in any other advisory capacity for and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if such Person were not an Agent hereunder and without any duty to account therefor to the Lenders or the Issuing Banks.

The Agents shall not have any duties or obligations except those expressly set forth in the Loan Documents, and their duties hereunder and under the other Loan Documents shall be administrative in nature. Without limiting the generality of the foregoing, (a) the Agents shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Agents is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties), (b) the Agents shall not have any duty to take any discretionary action or to exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Agents are required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the applicable Agent shall believe in good faith to be necessary, under the circumstances as provided in Section 9.02 or 9.02A); provided that no Agent shall be required to take any action that, in its opinion, could expose such Agent to liability or be contrary to any Loan Document or applicable law, and (c) except as expressly set forth in the Loan Documents, the Agents shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any Subsidiary or other Affiliate thereof that is communicated to or obtained by them or any of their Affiliates in any capacity. The Agents shall not be liable for any action taken or not taken by them with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the applicable Agent shall believe in good faith to be necessary, under the circumstances as provided in Section 9.02 or 9.02A) or in the absence of their own gross negligence or wilful misconduct (such absence to be presumed for purposes of this Article VIII unless otherwise determined by a court of competent jurisdiction by a final and nonappealable judgment). Each Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof (stating that it is a “notice of default”) is given to such Agent by the Company, a Lender or an Issuing Bank, and the Agents shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, including with respect to the existence and aggregate amount of Designated Cash Management Obligations or Designated Swap Obligations at any time, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent, or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to such Agent. Notwithstanding anything herein to the contrary, the Agents shall not have any liability arising from, or be responsible for any loss, cost or expense suffered by any Lender as a result of, (A) any determination of any Revolving Credit Exposure or the component amounts thereof, (B) any determination of the Exchange Rate, the LC Exchange Rate or the US Dollar Equivalent, (C) any determination of any rate that reflects the costs to any Lenders of making or maintaining any Loans as contemplated by Section 2.14 (including, for the avoidance of doubt, any determination of an alternate rate of interest pursuant to Section 2.14(a)), (D) any determination that any Lender is a Defaulting Lender, or the effective date of such status, it being further understood and agreed that no Agent shall have any obligation to determine whether any Lender is a Defaulting Lender, and (E) any determination it makes as contemplated by the definition of the term “Guarantee and Collateral Requirement” or by Section 5.05 or 5.08.

Each Agent shall be entitled to rely, and shall not incur any liability for relying, upon any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person (including, if applicable, a Financial Officer). Each Agent also may rely, and shall not incur any liability for relying, upon any statement made to it orally or by telephone and believed by it to be made by the proper Person (including, if applicable, a Financial Officer), and may act upon any such statement prior to receipt of written confirmation thereof. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, amendment, or extension of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, each Agent may presume that such condition is satisfactory to such Lender or such Issuing Bank unless such Agent shall have received notice to the contrary from such Lender or such Issuing Bank sufficiently in advance to the making of such Loan or the issuance, amendment or extension of such Letter of Credit. Each Agent may consult with legal counsel (who may be counsel for the Loan Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Each Agent may perform any of and all its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by it. Each Agent and any such sub-agent may perform any of and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facility provided for herein as well as activities as the Administrative Agent or the London Agent, as applicable. No Agent shall be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that such Agent acted with gross negligence or willful misconduct in the selection of such sub-agent.

Subject to the terms of this paragraph, each Agent may resign at any time from its capacity as such. In connection with such resignation, the retiring Agent shall give notice of its intent to resign to the Lenders, the Issuing Banks and the Company. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its intent to resign, then the retiring Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Agent, which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. The fees payable by the Company to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. Notwithstanding the foregoing, in the event no successor Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its intent to resign, the retiring Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Banks and the Company, whereupon, on the date of effectiveness of such resignation stated in such notice, (a) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents, provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Security Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as administrative agent for the benefit of the Secured Parties and, in the case of any Collateral in the possession of such Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this paragraph (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Security Document, including any action required to maintain the perfection of any such security interest), and (b) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, provided that (i) all payments required to be made hereunder or under any other Loan Document to the retiring Agent for the account of any Person other than such Agent shall be made directly to such Person and (ii) all notices and other communications required or contemplated to be given or made to the retiring Agent shall also directly be given or made to each Lender and each Issuing Bank. After an Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 9.03 as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent and in respect of the matters referred to in the proviso under clause (a) above.

Each Lender and Issuing Bank irrevocably authorizes the Administrative Agent to determine (it being understood that such determination will be made jointly with the Company), in connection with any Subsidiary that is a Foreign Subsidiary becoming a Subsidiary Guarantor pursuant to the Guarantee Agreement, the terms and conditions of any limitations to be set forth in the Guarantee Agreement with respect to such Subsidiary as contemplated by the form of the supplement attached to the Guarantee Agreement, it being understood and agreed that (a) the Administrative Agent shall not have any liability arising from any such determination of such terms and such conditions and (b) in connection with any such determination, the Administrative Agent may consult with legal counsel (who may be counsel for the Loan Parties) selected by it and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel.

Except with respect to the exercise of setoff rights in accordance with Section 9.08 (or any similar provision in any other Loan Document) or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured Party (other than the Administrative Agent) shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Secured Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. In furtherance of the foregoing and not in limitation thereof, no agreement relating to Designated Swap Obligations or Designated Cash Management Obligations will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under any Loan Document. By accepting the benefits of the Collateral and the Guarantees of the Secured Obligations, each Secured Party that is a party to any such arrangement in respect of Designated Swap Obligations or Designated Cash Management Obligations, as applicable, shall be deemed to have appointed the Administrative Agent to serve as administrative agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder. It is understood and agreed that the availability of benefits of the Collateral or of the

Guarantee of the Secured Obligations to any Secured Party that is not a party hereto is made available on an express condition that, and is subject to, such Secured Party not asserting that it is not bound by the appointments and other agreements expressed in this Article to be made, or deemed herein to be made, by such Secured Party.

No Agent shall be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall any Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Secured Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Secured Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Secured Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid, (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Secured Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Secured Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Secured Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Secured Obligations assigned to the acquisition vehicle exceeds the amount of Secured Obligations credit bid by the acquisition vehicle or otherwise), such Secured Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Secured Obligations and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of such Secured Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Secured Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding such Secured Party (and/or any designee of such Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid. The provisions of this paragraph shall be subject to Section 1.09.

In case of the pendency of any proceeding with respect to any Loan Party under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, each Agent (irrespective of whether the principal of any Loan or any LC Disbursement shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether such Agent shall have made any demand on any Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Exposure and all other obligations under the Loan Documents that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and such Agent (including any claim under Sections 2.12, 2.13, 2.15, 2.16, 2.17 and 9.03) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender and each Issuing Bank to make such payments to such Agent and, in the event that such Agent shall consent to the making of such payments directly to the Lenders or the Issuing Banks, to pay to such Agent any amount due to it, in its capacity as Agent, under the Loan Documents (including under Section 9.03). Nothing contained herein shall be deemed to authorize any Agent to authorize or consent to or accept or adopt on behalf of any Lender or any Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the obligations or the rights of any Lender or Issuing Bank, or to vote in respect of the claim of any Lender or Issuing Bank in any such proceeding.

Each Lender and Issuing Bank acknowledges and agrees that the extensions of credit made hereunder are commercial loans and letters of credit and not investments in a business enterprise or securities. Each Lender and Issuing Bank further represents that it is engaged in making, acquiring or holding commercial loans and letters of credit in the ordinary course of its business and that it has, independently and without reliance upon either Agent, any Arranger or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and Issuing Bank also acknowledges that it will, independently and without reliance upon either Agent, any Arranger or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

Each Lender and Issuing Bank, by delivering its signature page to this Agreement or the Restatement Agreement, or delivering its signature page to an Assignment and Assumption or an Issuing Bank Agreement pursuant to which it shall become a Lender or an Issuing Bank, as the case may be, hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on or prior to the Restatement Effective Date.

Notwithstanding anything herein to the contrary, the Arrangers shall not have any duties or obligations under this Agreement or any other Loan Document (except in its capacity, as applicable, as a Lender or an Issuing Bank), but such Person shall have the benefit of the exculpatory provisions, expense reimbursement and indemnities to the extent provided for hereunder or in any other Loan Documents.

Each Lender (a) represents and warrants, as of the date such Person became a Lender party hereto, to, and (b) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agents, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement;

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE

96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent or the London Agent, in its sole discretion, and such Lender.

In addition, unless either (1) sub-clause (i) in the immediately preceding paragraph is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding paragraph, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agents, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that neither Agent is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent or the London Agent under this Agreement, any other Loan Document or any documents related hereto or thereto).

ARTICLE IX

Miscellaneous

SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone or electronic communication (and subject to paragraph (b) of this Section), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or email, as follows:

(i) if to the Company, to it at 333 108th Avenue NE, Bellevue, WA 98004, Attention of Treasurer (Facsimile No. (425) 679-3163) and of General Counsel (Facsimile No. (425) 679-7251; email: bdzielak@expedia.com), and if to any Borrowing Subsidiary, to it in care of the Company;

(ii) if to the Administrative Agent or the London Agent, to JPMorgan Chase Bank, N.A., 500 Stanton Christiana Road, Ops 2, 3rd Floor, Newark, Delaware 19713, Attention of Demetrius Dixon (Facsimile No. (302) 634-3301; email: Demetrius.Dixon@jpmorgan.com), with a copy to email: 12012443630@tls.ldsprod.com;

(iii) if to any Issuing Bank, to it at the address (or facsimile number or email) most recently specified by it in a notice delivered to the Administrative Agent and the Company; and

(iv) if to any other Lender, to it at its address (or facsimile number or email) set forth in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received, and notices sent by facsimile shall be deemed to have been given when sent; provided that, if not given during normal business hours for the recipient, notices shall be deemed to have been given at the opening of business on the next Business Day for the recipient; and notices delivered through email or other electronic communications as provided in paragraph (b) of this Section shall be effective as provided in such paragraph.

(b) Notices and other communications to the Lenders and Issuing Banks hereunder may be delivered or furnished using Electronic Systems pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices under Article II to any Lender or Issuing Bank if such Lender or Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article using Electronic Systems. Any notices or other communications to any Agent, the Company or any Borrowing Subsidiary may be delivered or furnished by electronic communications pursuant to procedures approved by the recipient thereof prior thereto; provided that approval of such procedures may be limited or rescinded by any such Person by notice to each other such Person. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgement) and (ii) notices or communications posted to an Electronic System shall be deemed received upon the deemed receipt by the intended recipient, at its email address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

(c) Any party hereto may change its address, telephone number, email address or facsimile number for notices and other communications hereunder by notice to the other parties hereto (or, in the case of any change by a Lender or an Issuing Bank, by notice to the Company and the Administrative Agent).

(d) Each Borrower agrees that the Agents may, but shall not be obligated to, make any Communication by posting such Communication on an Electronic System. Any Electronic System used by the Agents is provided “as is” and “as available”. None of the Agents or any of their Related Parties warrants, or shall be deemed to warrant, the adequacy of any Electronic System and the Agents expressly disclaim liability for errors or omissions in the Communications. None of the Agents or any of their Related Parties is responsible for approving or vetting the representatives or contacts of any Lender that are added to any Electronic System. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made, or shall be deemed to be made, by the Agents or any of their Related Parties in connection with the Communications or any Electronic System. In no event shall any Agent or any of its Related Parties have any liability to any Loan Party, any Lender, any Issuing Bank or any other Person for damages of any kind, including direct or indirect, special, incidental, consequential or punitive damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Loan Party’s or any Agent’s transmission of Communications through an Electronic System, except to the extent that such direct (but not, for the avoidance of doubt, indirect, special, incidental, consequential or punitive) losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of any Agent or any of its Related Parties.

(e) Each Borrowing Subsidiary hereby irrevocably appoints the Company as its agent for the purpose of receiving or giving on its behalf any notice and taking any other action provided for in this Agreement and any other Loan Document and hereby agrees that it shall be bound by any such notice or action received, given or taken by the Company hereunder or thereunder irrespective of whether or not any such notice shall have in fact been authorized by such Borrowing Subsidiary and irrespective of whether or not the agency provided for herein or therein shall have theretofore been terminated.

SECTION 9.02. Waivers; Amendments. (a) No failure or delay by either Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, the execution and delivery of this Agreement, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether either Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

(b) Except as set forth in Sections 2.09(d), 2.14(b) and 9.02(c) and the definition of the term LC Commitment, neither any Loan Document nor any provision thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by each Borrower and the Required Lenders, or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are party thereto, in each case with the consent of the Required Lenders; provided that (i) any provision of this Agreement or any other Loan Document may be amended by an agreement in writing entered into by the Company and the Administrative Agent to cure any ambiguity, omission, defect or inconsistency so long as, in each case, the Lenders shall have received at least 10 Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within 10 Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment and (ii) no such agreement shall (A) increase the Commitment of any Lender without the written consent of such Lender, (B) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon (other than as a result of any waiver of any increase in the interest rate applicable to any Loan or LC Disbursement pursuant to Section 2.13(c)), or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (C) postpone the scheduled maturity date of any Loan or the required date of reimbursement of any LC Disbursement, or any date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, or waive, amend or modify Section 7.01(a), without the written consent of each Lender affected thereby, (D) change Section 2.18(b) or 2.18(c) in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender, (E) change any of the provisions of this Section or the percentage set forth in the definition of the term “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (F) release Guarantees representing all or substantially all the value of the Guarantees under the Guarantee Agreement, or limit the liability of the Company or any Subsidiary Loan Parties in respect of such Guarantees, without the written consent of each Lender or (G) change any provision of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently from those holding Loans of another Class, without the written consent of Lenders holding a majority in interest of the outstanding Revolving Credit Exposures and unused Commitments of the affected Class; provided further that (1) no such agreement shall amend, modify or otherwise affect the rights or obligations of either Agent or any Issuing Bank hereunder without the prior written consent of such Agent or such Issuing Bank, as the case may be, and (2) any amendment, modification or waiver of this

Agreement that by its terms affects the rights or duties under this Agreement of the Lenders under one Tranche (but not the Lenders under the other Tranche or Tranches) may be effected by an agreement or agreements in writing entered into by the Company and the requisite percentage in interest of Lenders under the affected Tranche that would be required to consent thereto under this Section if such Tranche of Lenders were the only Tranche of Lenders hereunder at the time. Notwithstanding the foregoing, (i) no consent with respect to any amendment, waiver or other modification of this Agreement or any other Loan Document shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (A), (B) or (C) of clause (ii) of the first proviso of this paragraph and then only in the event such Defaulting Lender shall be affected by such amendment, waiver or other modification, and (ii) any provision of this Agreement may be amended by an agreement in writing entered into by the Company, the Administrative Agent (and, if their rights or obligations are affected thereby, the Issuing Banks) and the Lenders that will remain parties hereto after giving effect to such amendment if (x) by the terms of such agreement the Commitment of each Lender not consenting to the amendment provided for therein shall terminate upon the effectiveness of such amendment, (y) at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement and (z) after giving effect to such amendment and all contemporaneous repayments of Loans and reductions of Commitments, the sum of the total Revolving Credit Exposures under each Tranche shall not exceed the total Commitments under such Tranche. Any amendment or modification effected in accordance with this paragraph will be binding on each Borrowing Subsidiary whether or not such Borrowing Subsidiary shall have consented thereto.

(c) Notwithstanding anything in paragraph (b) of this Section to the contrary, this Agreement and the other Loan Documents may be amended at any time and from time to time to add a currency or pricing option under any Tranche or to establish one or more additional Classes of revolving credit commitments to be made available to one or more Borrowers by an agreement in writing entered into by the Company, such Borrower or Borrowers, the Administrative Agent and each Person (including any Lender) that shall agree to provide such currency, pricing option or commitment (but without the consent of any other Lender), and each such Person that shall not already be a Lender shall, at the time such agreement becomes effective, become a Lender with the same effect as if it had originally been a Lender under this Agreement with the commitment set forth in such agreement; provided that (i) the aggregate outstanding principal amount of the new commitments of all such Classes and Tranches established pursuant to this paragraph after the Fourth Amendment Effective Date shall, when taken together with the net amount (if positive) of Commitment Increases over Commitment Decreases effected pursuant to (and as defined in) Section 2.09(d) after the Fourth Amendment Effective Date, at no time, without the consent of the Required Lenders, exceed US$500,000,000 and (ii) the terms applicable to any additional revolving credit commitments of a Class or Tranche and the Loans and Letters of Credit thereunder shall be the same as those applicable to the existing Commitments of such Class or Tranche and the Loans and Letters of Credit thereunder (after giving effect to any amendment in connection with the establishment of such additional revolving credit commitments). Any such agreement establishing any such new commitments shall amend the provisions of this Agreement and the other Loan Documents to set forth the terms of each Class or Tranche established thereby (including the amount and final stated maturity thereof (which shall not be earlier than the Maturity Date), the interest to accrue and be payable thereon and any fees to be payable in respect thereof) and to effect such other changes (including changes to the provisions of this Section, Section 2.18 and the definition of “Required Lenders”) as the Company and the Administrative Agent shall deem necessary or advisable in connection with the establishment of any such Class or Tranche; provided that no such agreement shall: (A) effect any change described in any of clauses (A), (B), (C), (F) and (G) of clause (ii) of the first proviso of paragraph (b) of this Section without the consent of each Person required to consent to such change under such clause (it being agreed, however, that any establishment of any Class will not, of itself, be deemed to effect a change described in clause (G) of such clause (ii)); or (B) amend Article V, VI or VII to establish any affirmative or negative covenant, Event of Default or remedy that by its terms benefits one or more Classes or Tranches, but not all Classes or Tranches, of Loans or Borrowings, or provide for any guarantee or security that benefits one or more Classes or Tranches, but not all Classes or Tranches, of Loans or Borrowings, without the prior written consent of Lenders holding a majority in interest of the Revolving Credit Exposures and unused Commitments of each Class or Tranche not so benefited. The loans, commitments and borrowings under any Class or Tranche established pursuant to this paragraph shall constitute Loans, Commitments and Borrowings under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees created by the Guarantee Agreement. Each Borrower shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that the Guarantee Requirement continues to be satisfied after the establishment of any such Class or Tranche of new commitments.

(d) The Administrative Agent may, but shall have no obligation to, with the written concurrence of any Lender, execute amendments, waivers or other modifications on behalf of such Lender. Any amendment, waiver or other modification effected in accordance with this Section 9.02 shall be binding upon each Person that is at the time thereof a Lender and each Person that subsequently becomes a Lender.

SECTION 9.02A. Certain Agreements. (a) The Lenders party to the Restatement Agreement and the other parties thereto hereby agree that:

(i) any provisions of this Agreement relating to any Collateral (including Section 9.14) and any provision of any Security Document may be waived, amended or modified, and any Collateral may be released from the Liens of the Security Documents, in each case, pursuant to an agreement or agreements in writing entered into by the Company and a Majority in Interest of Tranche 1 Lenders or, in the case of any Security Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are party thereto, in each case, with the consent of the Majority in Interest of Tranche 1 Lenders; provided that (A) this clause (i) shall be subject to clauses (ii) and (iii) below and (B) no such agreement shall, except as expressly provided in Section 9.14 or the applicable Security Document (including any such release by the Administrative Agent in connection with any sale or other disposition of the Collateral upon the exercise of remedies under the Security Documents) (1) release all or substantially all of the value of the Collateral from the Liens of the Security Documents without the written consent of each Tranche 1 Lender or (2) modify any express limit on the amount of the Secured Obligations secured thereby without the written consent of Tranche 1 Lenders having Tranche 1 Revolving Exposures and unused Tranche 1 Commitments representing more than 75% of the sum of the total Tranche 1 Revolving Exposures and unused Tranche 1 Commitments at such time; provided that this clause (B) shall not apply to any release or modification otherwise described in this clause (B) that is proposed to be effected in connection with (including immediately after) the effectiveness of the definitive documentation for a Qualifying Foreign Facility (and, for the avoidance of doubt, no consent of any other Lender shall be required with respect to any amendment, waiver, modification or release described in this clause (i));

(ii) the provisions of Section 4.02 of the Collateral Agreement (and any other equivalent provision in any other Security Document) may not be waived, amended or modified in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

(iii) the Administrative Agent may, without the consent of any Secured Party, (A) consent to a departure by any Loan Party from any covenant of such Loan Party set forth in this Agreement or any other Loan Document to the extent such departure is consistent with the authority of the Administrative Agent set forth in the definition of the term “Guarantee and Collateral Requirement” or (B) amend, waive or otherwise modify any provision in any Security Document, or consent to a departure by any Loan Party therefrom, to the extent the Administrative Agent determines that such amendment, waiver, other modification or consent is necessary in order to eliminate any conflict between such provision and the terms of this Agreement;

(iv) (A) Sections 2.09(b), 2.09(f), 2.09(g) and 2.11(b), and the definitions of the terms “Tranche 1 Reduction/Prepayment Event”, “Tranche 1 Reduction/Prepayment Event Amount” or “Net Proceeds” and (B) Sections 1.08, 5.10 and 6.01(y) and any other provision of this Agreement relating to the Foreign Facility, in each case, may be waived, amended or modified, in each case, pursuant to an agreement or agreements in writing entered into by the Company and a Majority in Interest of Tranche 1 Lenders (and, for the avoidance of doubt, no consent of any other Lender shall be required with respect to any amendment, waiver, modification or release described in this clause (iv));

(v) the provisions of Section 9.02(c) shall be of no further force or effect; and

(vi) this Agreement may be amended in the manner provided in Section 2.06(i) and the definitions of the terms “Issuing Bank” and “LC Commitments” and in Sections 1.08, 2.09(f) and 2.09(g).

(b) The Administrative Agent may, but shall have no obligation to, with the written concurrence of any Lender, execute amendments, waivers or other modifications effected in accordance with this Section 9.02A on behalf of such Lender. The provisions of this Section 9.02A shall be binding on each successor of and any assign of any Lender that is a party to the Restatement Agreement. Any amendment, waiver or other modification effected in accordance with this Section 9.02A shall be binding upon each Person that is at the time thereof a Lender and each Person that subsequently becomes a Lender. Any amendment, waiver or other modification effected in accordance with this Section 9.02A will be binding on each Borrowing Subsidiary whether or not such Borrowing Subsidiary shall have consented thereto.

SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Company shall pay, or cause the applicable Borrowing Subsidiary to pay, (i) all reasonable out-of-pocket expenses incurred by the Agents, the Arrangers and their Affiliates, including the reasonable fees, charges and disbursements of one firm of counsel for the Agents and, if deemed reasonably necessary by the Agents, one firm of local counsel in each appropriate jurisdiction, in connection with the arrangement and the syndication of the credit facilities provided for herein, the preparation, execution, delivery and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Agents, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Agents, any Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b) The Company shall indemnify, or cause the applicable Borrowing Subsidiary to indemnify, the Agents (and any sub-agent thereof), the Arrangers, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”), against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with or as a result of (i) the arrangement and the syndication of the credit facility provided for herein, the preparation, execution, delivery and administration of the Loan Documents or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated thereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Company or any of the Subsidiaries, or any Environmental Liability related in any way to the Company or any of the Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation, arbitration or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto and regardless of whether such matter is initiated by a third party or by the Company or any Affiliate thereof; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

(c) To the extent that any Borrower fails to pay any amount required to be paid by it to either Agent (or any sub-agent thereof) or any Issuing Bank, or any Related Party of any of the foregoing, under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to such Agent (or any such sub-agent), such Issuing Bank or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent (or such sub-agent) or such Issuing Bank in its capacity as such, or against any Related Party of any of the foregoing acting for either Agent (or any such sub-agent) or any Issuing Bank in connection with such capacity. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the total Revolving Credit Exposures and unused Commitments at the time (or most recently outstanding and in effect).

(d) To the extent permitted by applicable law, the Borrowers shall not assert, or permit any of their Affiliates or Related Parties to assert, and each hereby waives, any claim against any Indemnitee (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet and Electronic Systems) or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any Loan Document or any agreement or instrument contemplated thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

(e) All amounts due under this Section shall be payable not later than 10 days after written demand therefor.

SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) except in accordance with Section 6.04(a), neither the Company nor any Borrowing Subsidiary may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any of them without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and the Arrangers and, to the extent expressly contemplated hereby, the sub-agents of the Agents and the Related Parties of any of the Agents, the Arrangers, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and Loans of any Class at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld, delayed or conditioned) of:

(A) the Company; provided that no consent of the Company shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee; provided further that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received written notice thereof;

(B) the Administrative Agent; and

(C) each Issuing Bank.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than US$10,000,000 unless each of the Company and the Administrative Agent otherwise consents; provided that (x) no such consent of the Company shall be required if an Event of Default has occurred and is continuing and (y) the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received written notice thereof;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided that this clause (B) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on the Electronic System), together with a processing and recordation fee of US$3,500;

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable law, including United States (Federal or State) and foreign securities laws; and

(E) prior to the date of effectiveness of the definitive documentation for any Qualifying Foreign Facility, if such assignment is of any Tranche 1 Commitment or Tranche 1 Revolving Loan, the assignee shall deliver to the Company and the Administrative Agent a Foreign Facility Deemed Agreement (it being agreed that for such purpose the “Ratable Share” of the assignee shall be determined as the percentage of US$855,000,000 equal to the percentage that such assigned Tranche 1 Commitment or, without duplication, Tranche 1 Revolving Loan represents of the total European Tranche Commitments under, and as defined in, the Existing Credit Agreement as in effect immediately prior to the Restatement Signing Date and that, upon delivery of such Foreign Facility Deemed Agreement by the assignee, the “Ratable Share” under, and as defined in, the Foreign Facility Deemed Agreement of the assignor Lender shall be automatically reduced by the amount of the “Ratable Share” of the assignee); provided that the requirements of this clause (E) shall cease to apply from and after the date on which each of the Company and the Administrative Agent consent that such requirements shall cease to apply (with each of the Company and the Administrative Agent agreeing not to withhold such consent if the Company and the Administrative Agent shall have mutually determined, acting reasonably, that definitive documentation for a Qualifying Foreign Facility is not likely to become effective).

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, any Issuing Bank and any Lender at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on the Electronic System) executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in this Section and any written consent to such assignment required by this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) (i) Any Lender may, without the consent of the Borrowers, the Administrative Agent or the Issuing Banks, sell participations to one or more Eligible Assignees (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Agents, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clauses (A) through (F) of clause (ii) of the first proviso to Section 9.02(b) that directly affects such Participant and requires the approval of all the Lenders or all the affected Lenders (or all the Lenders or all the affected Lenders of a Class). Subject to paragraph (c)(ii) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under Section 2.17(f) (it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.18(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the applicable Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, each Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register.

(ii) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company’s prior written consent.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central banking authority, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that either Agent, any Arranger, any Issuing Bank or any Lender or any Affiliate or Related Party of any of the foregoing may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Loan Document is executed and delivered or any credit is extended thereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan, any fee, any LC Disbursement or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. Notwithstanding the foregoing or anything else to the contrary set forth in this Agreement or any other Loan Document, in the event that, in connection with the refinancing or repayment in full of the credit facility provided for herein, (a) any Letter of Credit issued by an Issuing Bank shall have been (i) cash collateralized in an amount equal to at least 102% of the LC Exposure attributable to such Letter of Credit pursuant to procedures and documentation reasonably acceptable to such Issuing Bank (it being understood and agreed that the procedures set forth in Section 2.06(j) (but with the cash collateral being deposited with the applicable Issuing Bank) are acceptable to each Issuing Bank) or (ii) backstopped by a letter of credit issued for the benefit of such Issuing Bank (in form reasonably acceptable to such Issuing Bank and issued by an issuing bank reasonably acceptable to such Issuing Bank) with a face amount equal to at least 102% of the LC Exposure attributable to such Letter of Credit or (b) an Issuing Bank shall have otherwise provided to the Administrative Agent a written consent to the release of the Lenders from their obligations hereunder with respect to any Letter of Credit issued by such Issuing Bank, then, in each case, from and after such time such Letter of Credit shall cease to be a “Letter of Credit” outstanding hereunder for all purposes of this Agreement and the other Loan Documents (including for purposes of determining whether the Borrowers are required to comply with Articles V and VI hereof, but excluding Sections 2.15, 2.16, 2.17 and

9.03 and any expense reimbursement or indemnity provisions set forth in any other Loan Document that expressly survive the termination of this Agreement and the other Loan Documents), and the Lenders shall be deemed to have no participations in such Letter of Credit, and no obligations with respect thereto, under Section 2.06(d) or 2.06(e). The provisions of Sections 2.15, 2.16, 2.17, 2.18(b), 2.18(c), 9.03, 9.08, 9.09, 9.10, 9.17 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

SECTION 9.06. Counterparts; Integration; Effectiveness; Issuing Banks. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including the commitments of the Lenders and, if applicable, their Affiliates under any commitment letter entered into in connection with the credit facility established herein and any commitment advices submitted by them (but do not supersede any other provisions of any such commitment letter or any fee letter referred to therein (or any separate letter agreements with respect to fees payable to the Administrative Agent or any Issuing Bank) that do not by the terms of such documents terminate upon the effectiveness of this Agreement). Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement. Each financial institution that shall be party to an Issuing Bank Agreement executed by the Company and the Administrative Agent shall be a party to and an Issuing Bank under this Agreement, and shall have all the rights and duties of an Issuing Bank hereunder and under its Issuing Bank Agreement. Each Lender hereby authorizes the Administrative Agent to enter into Issuing Bank Agreements.

(b) The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement or any other Loan Document and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require any Agent to accept electronic signatures in any form or format without its prior written consent. Without limiting the generality of the foregoing, the parties hereto hereby (i) agree that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Agents, the Lenders and the Loan Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waive any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.

SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provision with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and Issuing Bank, and each Affiliate of any of the foregoing, is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) or other amounts at any time held and other obligations (in whatever currency) at any time owing by such Lender or Issuing Bank, or by such an Affiliate, to or for the credit or the account of any Borrower against any of and all the obligations then due of any Borrower now or hereafter existing under this Agreement held by such Lender or Issuing Bank, irrespective of whether or not such Lender or Issuing Bank shall have made any demand under this Agreement. The rights of each Lender and Issuing Bank, and each Affiliate of any of the foregoing, under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, Issuing Bank or Affiliate may have.

SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each Borrower hereby irrevocably and unconditionally agrees that all claims arising out of or relating to this Agreement or any other Loan Document brought by it or any of its Affiliates shall be brought, and shall be heard and determined, exclusively in such United States District Court or, if that court does not have subject matter jurisdiction, such Supreme Court. Each of the parties hereto agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that any Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any other party hereto or its property in the courts of any jurisdiction.

(c) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(e) Each Borrowing Subsidiary hereby irrevocably designates, appoints and empowers the Company, and the Company hereby accepts such appointment, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any such action or proceeding arising out of or relating to this Agreement and any other Loan Document. Such service may be made by mailing or delivering a copy of such process to any Borrowing Subsidiary in care of the Company at the Company’s address used for purposes of giving notice under Section 9.01, and each Borrowing Subsidiary hereby irrevocably authorizes and directs the Company to accept such service on its behalf.

SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.12. Confidentiality. Each of the Agents, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, other than, in the case of any such disclosure to a Participant or a prospective Participant, any such Participant or prospective Participant that shall have been identified, or is actually known to the disclosing Person to be an Affiliate of any Person identified, on Schedule 9.12, as such Schedule may be supplemented by the Company from time to time by a writing delivered to the Administrative Agent (it being understood and agreed that no Lender shall have any obligation to determine whether any Participant, or any prospective Participant, that is not identified on Schedule 9.12 is an Affiliate of any Person identified on such Schedule) or (ii) any actual or prospective counterparty to any swap or derivative transaction relating to the Company, any Subsidiary or any of their respective obligations, (g) with the consent of the Company, (h) to the extent such Information (i) is or becomes publicly available other than as a result of a breach of this Section or (ii) is or becomes available to either Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than any Borrower, (i) to any credit insurance providers, (j) subject to an agreement containing provisions at least as restrictive as those of this Section, to (i) any rating agency in connection with rating the Company or the Subsidiaries or the credit facilities provided for herein or (ii) the CUSIP Service Bureau in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facilities provided for herein or (k) to market data collectors, including league table providers, and other services providers to the lending industry, in each case, information of the type routinely provided to such service providers. For the purposes of this Section, “Information” means all information received from the Loan Parties relating to the Company, its Subsidiaries or their business, other than any such information that is available to either Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by a Loan Party; provided that, in the case of information received from a Loan Party after the Restatement Effective Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the NYFRB to the date of repayment, shall have been received by such Lender.

SECTION 9.14. Release of Guarantees and Collateral. (a) If the Company shall request the release of any Subsidiary Guarantor (other than a Borrowing Subsidiary) from its obligations under the Loan Documents (i) upon the consummation of any transaction permitted by this Agreement (for the avoidance of doubt, as in effect from time to time) as a result of which such Subsidiary Guarantor ceases to be a Subsidiary or (ii) at such time as such Subsidiary Guarantor immediately prior to giving effect to such release (but giving effect to any substantially concurrent repayment (in whole or in part) or release of any obligation under any Indebtedness) is not a Designated Subsidiary (but, in the case of this clause (ii), without giving effect to clause (iv) of the definition of such term and, in the case of any Subsidiary that was a Designated Subsidiary pursuant to clause (c) of the definition of such term, without giving effect to any release thereof from the Guarantee of any other Indebtedness resulting from a payment or other collection on such Guarantee following demand for payment thereon in connection with a breach or default in respect of the underlying Indebtedness), and, in each case, the Company shall deliver to the Administrative Agent a certificate of a Financial Officer or other executive officer of the Company to the effect that the requirements of this paragraph to such release have been satisfied, then the Administrative Agent shall execute and deliver to the Company, at the Company’s expense, all documents that the Company shall reasonably request to evidence such release and the release of all Liens created by the Security Documents on Collateral owned by such Subsidiary Guarantor.

(b) Upon (i) any sale, transfer or other disposition by any Loan Party (other than to another Loan Party) of any Collateral in a transaction permitted under this Agreement, (ii) any Collateral becoming an Excluded Asset or (iii) the effectiveness of any written consent to the release of the security interest created under any Security Document in any Collateral pursuant to Section 9.02A, the Liens on such Collateral created by the Security Documents shall be automatically released. In connection with any such release pursuant to this paragraph, the Administrative Agent shall execute and deliver to the Company, at the Company’s expense, all documents that the Company shall reasonably request to evidence such release; provided that, as a condition to the execution of any such document by the Administrative Agent, upon the request of the Administrative Agent, the Company shall deliver a certificate of an Authorized Officer certifying that the relevant release complies with the provisions set forth above.

(c) Notwithstanding anything to the contrary herein or in any other Loan Document, the Guarantees provided under the Guarantee Agreement and the Liens created by the Security Documents shall terminate when all the Secured Obligations (other than Designated Cash Management Obligations, Designated Swap Obligations and contingent obligations for indemnification, expense reimbursement, tax gross-up, yield protection or otherwise, in each case as to which no claim has been made) have been indefeasibly paid in full, all Commitments have terminated or expired, the LC Exposure has been reduced to zero and the Issuing Banks have no further obligations to issue Letters of Credit hereunder. In connection with any such termination pursuant to this paragraph, the Administrative Agent shall execute and deliver to the Company, at the Company’s expense, all documents that the Company shall reasonably request to evidence such termination.

(d) Any execution and delivery of documents by the Administrative Agent pursuant to this Section shall be without recourse to, or representation or warranty by, the Administrative Agent.

SECTION 9.15. Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

(b) The obligations of each Borrower in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Borrowers contained in this Section 9.15 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

SECTION 9.16. Certain Notices. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the USA Patriot Act.

SECTION 9.17. No Fiduciary Relationship. The Company and each Borrowing Subsidiary, on behalf of itself and its subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Company, the Subsidiaries and their Affiliates, on the one hand, and the Agents, the Arrangers, the Lenders, the Issuing Banks and their Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Agents, the Arrangers, the Lenders, the Issuing Banks or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. The Company and each Borrowing Subsidiary, on behalf of itself and its subsidiaries, acknowledges that each Agent, each Arranger, each Lender and each Issuing Bank and their respective Affiliates may have economic interests that conflict with those of the Company, the Subsidiaries, their equityholders and/or their Affiliates. The Agents, the Arrangers, the Lenders, the Issuing Banks and their Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Company, the Borrowing Subsidiaries and their Affiliates, and none of the Agents, the Arrangers, the Lenders, the Issuing Banks or their Affiliates has any obligation to disclose any of such interests to the Company, any Borrowing Subsidiary or any of their Affiliates. To the fullest extent permitted by law, the Company and each Borrowing Subsidiary, on behalf of itself and its subsidiaries, agrees that it will not assert any claims against the Agents, the Arrangers, the Lenders, the Issuing Banks and their Affiliates with respect to any breach or alleged breach of fiduciary duty in connection with this Agreement or any aspect of any transaction contemplated hereby.

SECTION 9.18. Non-Public Information. Each Lender and Issuing Bank acknowledges that all information furnished to it pursuant to this Agreement or any other Loan Document by or on behalf of the Company or any Subsidiary Guarantor and relating to the Company, the Subsidiaries or their respective businesses may include MNPI, and confirms that it has developed compliance procedures regarding the use of MNPI and that it will handle MNPI in accordance with such procedures and applicable law, including Federal, state and foreign securities laws.

All such information, including requests for waivers and amendments, furnished by the Company, any Subsidiary Guarantor or the Administrative Agent pursuant to, or in the course of administering, this Agreement will be syndicate-level information, which may contain MNPI. Accordingly, each Lender and Issuing Bank represents to the Company, the Borrowing Subsidiaries and the Administrative Agent that it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain MNPI in accordance with its compliance procedures and applicable law, including Federal, state and foreign securities laws.

SECTION 9.19. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among or between any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable, (i) a reduction in full or in part or cancelation of any such liability, (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

SECTION 9.20. Acknowledgement Regarding Any Supported QFCs. (a) To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “US Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States).

(b) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

SECTION 9.21. MIRE Event. Each of the parties hereto acknowledges and agrees that, if there are any Mortgaged Properties, then in connection with any increase, extension or renewal of any of the Loans or Commitments (excluding (a) any continuation or conversion of any Borrowing, (b) the making of any Borrowing or (c) the issuance, amendment or extension of any Letter of Credit so long as any such extension does not extend beyond the Maturity Date), the Company will, and will cause each applicable Subsidiary Loan Party to, deliver or cause to be delivered all flood hazard determination certifications, acknowledgements and evidence of flood insurance and other flood-related documentation with respect to such

Mortgaged Properties as required by Flood Insurance Laws or as otherwise reasonably requested by the Administrative Agent or any Arranger (or any Affiliate thereof), and no amendment to this Agreement or any other Loan Document to effect any such increase, extension or renewal shall be effective until the date that the Administrative Agent confirms that all flood insurance diligence has been completed to the reasonable satisfaction of the Administrative Agent and any Arranger (or any Affiliate thereof designated by such Arranger); provided that the Administrative Agent or any Arranger (or applicable Affiliate thereof) shall use commercially reasonable efforts to complete all such flood diligence within 10 Business Days after the date the Company or such Subsidiary Loan Party delivers to the Administrative Agent or any Arranger (or applicable Affiliate thereof) all such information with respect to each Mortgaged Property as may be requested pursuant to this Section 9.21.

EXECUTION VERSION

Schedule 1.01

Certain Disclosure

1.	The following portion of disclosure set forth in Exhibit 99.2 attached to the Current Report of the Company on Form 8-K filed on April 23, 2020 with the SEC:

Recent Developments

COVID-19 was initially detected in China in December 2019, and over the subsequent months the virus spread globally. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a global pandemic. Measures to contain the virus, including travel restrictions and quarantine orders, as well as limited operations for hotel and airline suppliers, have had a significant impact on the travel industry. This has contributed to unprecedented increases in cancellations and a decline in travel demand, which is having a material negative effect on our financial and operating results. It remains difficult to predict the duration of the impact from the virus, and when travel restrictions and quarantine orders will be lifted.

During this pandemic, Expedia Group is working closely with our partners, and putting significant effort into taking care of our customers. For example, the company has modified its cancellation policies. On near-term bookings with non-refundable rates impacted by COVID-19, customers have received refunds where hotels agree to make the booking refundable; otherwise, the customer received credit for a future booking. Recently, the company started to allow customers eligible for a refund the ability to elect cash or credit for bookings impacted by COVID-19. Customers with certain non-refundable rates that are impacted by COVID-19 will continue to receive credit. Expedia Group continues to monitor the situation and adapt cancellation policies.

Due to the high degree of cancellations and customer refunds and lower new bookings in the merchant business model, the company is temporarily experiencing unfavorable working capital trends and material negative cash flow. This is expected to continue until cancellations stabilize and travel demand begins to recover from current levels, at which time we expect merchant bookings and cash flow to increase.

Prior to COVID-19 spreading globally, the company announced plans to implement $300-$500 million in run-rate annual cost savings, and subsequently started to execute on a number of initiatives to deliver the planned savings, including a workforce reduction that started in late February 2020. We remain on track to achieve the expected run-rate annual savings target and will benefit from incremental cash savings related to lower capitalized software development costs as a result of the workforce reduction. We have also identified additional potential opportunities for further cost savings.

In response to COVID-19, Expedia Group has taken several additional actions to further reduce costs to help mitigate the financial impact from COVID-19.

•

More than half the company’s expense base is variable, of which the vast majority is direct marketing spend. The company has dramatically reduced performance marketing spend and lowered investments in brand advertising, and expects to further reduce brand marketing spend in the coming months.

•	Other variable costs are highly correlated to revenue and will fluctuate accordingly.

•	Discretionary spending has been significantly reduced.

•

Certain capital expenditures have been deferred, including temporarily halting construction on most real estate projects, including the company’s headquarters. The company continues to evaluate opportunities to defer other capital expenditures that are not critical to our operations.

Liquidity

Managing our balance sheet prudently and maintaining appropriate liquidity are high priorities during this disruption. In order to best position the company to navigate our temporary working capital changes and depressed revenue, we took actions to bolster our liquidity. We have not repurchased any shares since our last earnings call on February 13, 2020, and have halted future share repurchases. The company does not expect to make future quarterly dividend payments on our common stock, at least until the current economic and operating environment improves. We are also taking steps designed to optimize our working capital to further preserve capital. In addition, on March 18, 2020, we increased our cash on hand by borrowing $1.9 billion (the “March Revolver Draw”) under our existing revolving credit facility (the “Credit Facility”).

As of March 31, 2020, we had $4.1 billion in cash and cash equivalents and short-term investments and, separately, $813 million in restricted cash. Our restricted cash balance is primarily related to traveler deposits for bookings made through Vrbo. Other current assets also included approximately $350 million in deposits with credit card acquirers as of March 31, 2020, which are used to cover upcoming customer refunds for merchant booking cancellations that have not yet been processed.

The deferred merchant booking balance at March 31, 2020 was $5.9 billion. This balance includes approximately $800 million in deferred loyalty rewards and approximately $1.9 billion in Vrbo merchant bookings, of which over 70% is covered by funds held in restricted cash or that have been prepaid to hosts. Excluding the deferred loyalty rewards and Vrbo merchant bookings, as of March 31, 2020, approximately 35% of deferred merchant bookings were non-refundable and over 35% were refundable bookings for travel more than 90 days in the future. Merchant accounts payable as of March 31, 2020 was approximately $840 million.

Following the quarter ended March 31, 2020, in light of the continuation of the near-term impact to the global travel industry from COVID-19, our deferred merchant booking balance and cash balance have continued to decline due to additional customer refunds for cancellations. As cancellations subside, and customers start to book more travel, we expect to see corresponding increases in our deferred merchant bookings and cash balances.

Based on the cost savings initiatives we previously announced, as discussed above, and additional cost reductions we intend to make in the near-term, we expect our monthly net cash usage will be below $275 million, including pro-forma cash interest expense and capital expenditures. In the event that the current dramatic travel restrictions remain in place around the world and travel demand continues at significantly reduced levels for an extended period of time, we can take additional actions that will further reduce our monthly net cash usage.

Expedia Group is conducting an offering of up to $2 billion aggregate principal amount of Senior Notes due 2025 (the “Notes”) in a private placement (the “Notes Offering”) as part of our overall efforts aimed at strengthening our liquidity position in the current environment. In addition, to further bolster liquidity during the COVID-19 disruption, on April 23, 2020 the Company entered into an Investment Agreement (the “Apollo Investment Agreement”) with AP Fort Holdings, L.P., an affiliate of Apollo Global Management, Inc. (the “Apollo Purchaser”), and an Investment Agreement (the “Silver Lake Investment Agreement” and, together with the Apollo Investment Agreement, the “Investment Agreements”) with SLP Fort Aggregator II, L.P. and SLP V Fort Holdings II, L.P., affiliates of Silver Lake Group, L.L.C. (together, the “Silver Lake Purchaser” and, together with the Apollo Purchaser, the “Purchasers”) to raise approximately $1.2 billion in gross proceeds in a private placement of shares of a newly created series of preferred stock and warrants to purchase our common stock (the “Private Placement”).

In connection with these transactions, the Company has commenced a process to amend its Credit Facility (the “Credit Facility Amendments”) to, among other things, suspend the maximum leverage ratio covenant until the fiscal quarter ending December 31, 2021, increase the maximum permissible leverage ratio (once such covenant is reinstated), eliminate the covenant imposing a minimum permissible ratio of consolidated EBITDA to consolidated cash interest expense and add a covenant regarding minimum liquidity. The Credit Facility Amendments would also result in the obligations under the Credit Facility becoming secured by substantially all of the assets of the Company and its subsidiaries that guarantee the Credit Facility (subject to certain exceptions, including for our new headquarters located in Seattle, WA) up to the maximum amount permitted under the indentures governing the Notes and our existing notes (as defined herein) without securing such notes, and contemplates a potential refinancing of a portion of the loans under the Credit Facility with the proceeds of a new credit facility incurred by one or more of our subsidiaries that would not be obligors with respect to the Credit Facility, the Notes or our existing notes and which would be guaranteed by the Company, its subsidiaries that guarantee the Credit Facility, the Notes and our existing notes and certain of our non-guarantor subsidiaries (the “Additional Credit Facility”). Lenders holding the requisite portion of the obligations under the Credit Facility have indicated their willingness to enter into an amendment on the terms described in a detailed term sheet negotiated by the Company with the administrative agent under the Credit Facility and consistent with the description set forth above. However, there can be no assurances that we will enter into the Credit Facility Amendments on the terms described herein and in such term sheet, or at all. The Credit Facility, as amended by the Credit Facility Amendments, is referred to herein as the “Amended Credit Facility”. The terms of the Amended Credit Facility and of the Additional Credit Facility have not been definitively agreed upon, and therefore their terms may differ materially from those described herein. The effectiveness of the Credit Facility Amendments will be conditioned on the closing of the Notes Offering, and the closing of the Notes Offering is conditioned on the effectiveness of the Credit Facility Amendments.

As the timing and shape of the recovery remain difficult to predict, we continue to evaluate liquidity in a variety of potential recovery scenarios. If Expedia Group decides to raise additional capital, it expects to have a number of options available, which may include the public market, private market, government funding, and real estate. The company is also considering refinancing and liability management options with respect to its 5.95% Senior Notes due 2020 (the “2020 Notes”), of which $750 million is outstanding, including, among other things, whether to conduct an exchange offer for such notes. There can be no assurance that any such financing will be available at all or on attractive terms or that the holders of such notes will elect to participate in any such exchange offer.

Pursuant to the current terms of the Credit Facility, we are subject to certain financial maintenance covenants, including a maximum leverage ratio test and a minimum interest coverage ratio test. We expect that the recent developments relating to the COVID-19 outbreak will cause our Adjusted EBITDA to decline significantly. Unless our Adjusted EBITDA significantly improves from these expectations, we will need to amend the Credit Facility to modify or eliminate these tests. As discussed above, we expect it is probable we will obtain this amendment; however, we will require additional financing to meet the amended financial maintenance covenants. We expect it is probable that the proceeds from the private placement of shares and warrants described above or from a contemplated issuance of senior unsecured notes will enable us to meet the amended financial maintenance covenants. If we do not obtain the amendment and obtain additional financing, the Credit Facility lenders could demand repayment of the loans under the Credit Facility, adversely affecting our liquidity.

Certain Preliminary Results for the First Quarter

Overall, the first quarter started off strong, with Adjusted EBITDA above the Company’s internal estimates across January and February. COVID-19 started to have a limited impact on the business in January, with the virus largely limited to the Asia Pacific region, which represents a smaller portion of Expedia Group’s revenue mix than North America and Europe. As the virus spread across Europe we saw increasing impact in the second half of February.

As COVID-19 spread further through Europe and significantly in the United States during the first half of March 2020, becoming a global pandemic, we experienced a material adverse impact on our business. In the second half of March, new gross bookings, excluding cancellations, declined 85% to 90%, and cancellations exceeded new bookings. Cancellations have been heavily weighted toward near-term bookings impacted by COVID-19, while existing bookings for longer dated travel have remained more stable.

The table below sets forth preliminary estimates with respect to certain aspects of the Company’s performance for the quarter ended March 31, 2020. We have provided ranges, rather than specific amounts, for the preliminary estimates described below because our financial closing procedures for the quarter ended March 31, 2020 are not yet complete. The below preliminary estimates have been prepared by management based on currently available information and upon a number of assumptions in connection with the preparation of our financial statements and completion of the quarter. Final results may differ materially from these preliminary estimates as a result of the completion of the financial closing procedures, final adjustments and other developments arising between now and the time our financial results are finalized. Prospective investors should exercise caution in relying on this information and should not draw any inferences from this information regarding financial or operating data not yet provided or available.

Preliminary estimates of results are inherently uncertain and subject to change, and we undertake no obligation to update this information. In addition, these preliminary estimates are not a comprehensive statement of our financial results for the quarter ended March 31, 2020 and should not be viewed as a substitute for full financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Ernst & Young LLP has not audited, reviewed, compiled or performed any procedures with respect to the preliminary estimates. Accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto. See the sections entitled “Risk Factors” and “Forward-Looking Statements.”

Preliminary Results for the Quarter Ended March 31, 2020

Metric (in millions)	Low	High	Low % Y/Y	High % Y/Y
Room Nights	67	71	-17%	-12%
Gross Bookings	$17,057	$18,528	-43%	-38%
Revenue	$2,139	$2,270	-18%	-13%
Adjusted EBITDA	$(85.0)	$(65.0)	Not meaningful	Not meaningful

A reconciliation of preliminary Adjusted EBITDA to preliminary GAAP net income attributable to Expedia Group is not provided because we are unable to reasonably estimate a number of the significant components of such reconciliation at this time. These components include the possible impairment of goodwill, intangible assets and long-term investments, as well as the provision for income taxes, each of which has been impacted by the COVID-19 pandemic.

In addition, Expedia Group incurred approximately $75 million in restructuring and severance charges in the quarter ended March 31, 2020, largely related to actions taken to simplify the business and improve operational efficiency, which includes headcount reductions. See our Current Report on Form 8-K filed on February 25, 2020.

Goodwill, Intangibles and Long-term Investments

We are in the process of evaluating our goodwill, intangibles and long-term investments for possible impairment. We currently believe that our goodwill (which had a carrying value of $8.1 billion as of December 31, 2019), intangible assets and long-term investments may be impaired due to the COVID-19 outbreak, and it is likely that we will record a significant impairment charge when we report our results for the quarter ended March 31, 2020.

Forward-Looking Trends

It remains impossible to predict the duration and impact of COVID-19 and how the recovery will play out for the travel industry generally and our business in particular, due to the extremely uncertain and unprecedented circumstances. While we are seeing early signs of some countries starting to resume activity, we expect our results in April 2020 to deteriorate further from March 2020 since we anticipate a full month of impact from the current global trends. See the sections entitled “Risk Factors” and “Forward-Looking Statements.”

Private Placement

Investment Agreements

On April 23, 2020, Expedia Group entered into the Apollo Investment Agreement and the Silver Lake Investment Agreement. The Company has agreed to issue and sell (1) to the Apollo Purchaser, pursuant to the Apollo Investment Agreement, 600,000 shares of the Company’s newly created Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), for a purchase price of $980 per share, and warrants (the “Warrants”) to purchase 4.2 million shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), for an aggregate purchase price of $588 million and (2) to the Silver Lake Purchaser, pursuant to the Silver Lake Investment Agreement, 600,000 shares of Series A Preferred Stock, for a purchase price of $980 per share, and Warrants to purchase 4.2 million shares of Common Stock, for an aggregate purchase price of $588 million, in each case subject to, among other things, consummation of the Notes Offering and the effectiveness of the Credit Facility Amendments. Upon consummation of the transactions contemplated by the Investment Agreements, the Company will pay certain fees in an aggregate amount of $12,000,000 to affiliates of the Apollo Purchaser and the Silver Lake Purchaser. On the terms and subject to the conditions set forth in the Investment Agreements, from and after the closing, (1) each of the Apollo Purchaser and the Silver Lake Purchaser will be entitled to designate one representative for nomination to the Board of Directors of the Company (the “Board”) and (2) the Apollo Purchaser will be entitled to designate one non-voting observer to the Board, in each case until such time as the applicable Purchaser and its Permitted Transferees (as defined in the Investment Agreements) no longer beneficially own (a) at least 50% of the shares of Series A Preferred Stock purchased by the applicable Purchaser under the Investment Agreement (unless the applicable Purchaser holds less than 50% of the shares of Series A Preferred Stock as a result of redemptions by the Company, in which case the reference to 50% shall be replaced with a reference to 20%) and (b) Warrants and/or Common Stock for which the Warrants were exercised that represent in the aggregate and on an as exercised basis, at least 50% of the shares underlying the Warrants purchased by the applicable Purchaser under the Investment Agreement.

Form of Certificate of Designations

Dividends on each share of Series A Preferred Stock will accrue daily on the Preference Amount (as defined below) at the then-applicable Dividend Rate (as defined below) and will be payable semi-annually in arrears. As used herein, “Dividend Rate” with respect to the Series A Preferred Stock means (a) from the closing until the day immediately preceding the fifth anniversary of the closing, 9.5% per annum, (b) beginning on each of the fifth, sixth and seventh anniversaries of the closing, the then-applicable Dividend Rate shall be increased by 100 basis points on each such yearly anniversary, and (c) beginning on each of the eighth and ninth anniversaries of the closing date, the then-applicable Dividend Rate shall be increased by 150 basis points on each such yearly anniversary. The Dividend Rate is also subject to certain adjustments if the Company incurs indebtedness causing its leverage to exceed certain thresholds. Dividends are payable (a) until the third anniversary of the closing, either in cash or through an accrual of unpaid dividends (“Dividend Accrual”), at the Company’s option, (b) from the third anniversary of the closing until the sixth anniversary of the closing, either in cash or in a combination of cash and Dividend Accrual (with no more than 50% of the total amount of such Dividend being paid through a Dividend Accrual), at the Company’s option and (c) thereafter, in cash.

The Series A Preferred Stock will rank senior to the Common Stock and the Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock”) with respect to dividend rights, redemption rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

At any time on or before the first anniversary of the closing, the Company may redeem all or any portion of the Series A Preferred Stock in cash at a price equal to 105.0% of the sum of the original liquidation preference of $1,000 per share of Series A Preferred Stock plus any Dividend Accruals (the “Preference Amount”) plus accrued and unpaid distributions as of the redemption date. Any time after the first anniversary of the closing, but on or prior to the second anniversary of the closing, the Company may redeem all or any portion of the Series A Preferred Stock in cash at a price equal to 103.0% of the Preference Amount, plus accrued and unpaid distributions as of the redemption date. Any time after the second anniversary of the closing but on or prior to the third anniversary of the closing, the Company may redeem all or any portion of the Series A Preferred Stock in cash at a price equal to 102.0% of the Preference Amount, plus accrued and unpaid distributions as of the redemption date. Any time after the third anniversary of the closing but on or prior to the fourth anniversary of the closing, the Company may redeem all or any portion of the Series A Preferred Stock in cash at a price equal to 101.0% of the Preference Amount, plus accrued and unpaid distributions as of the redemption date. At any time after the fourth anniversary of the closing, the Company may redeem all or any portion of the Series A Preferred Stock in cash at a price equal to the Preference Amount, plus accrued and unpaid distributions as of the redemption date. The Series A Preferred Stock is not convertible into Common Stock or Class B Common Stock. Each holder of Series A Preferred Stock will have one vote per share on any matter on which holders of Series A Preferred are entitled to vote separately as a class (as described below), whether at a meeting or by written consent. The holders of shares of Series A Preferred Stock do not otherwise have any voting rights.

The vote or consent of the holders of at least two-thirds of the shares of Series A Preferred Stock outstanding at such time, voting together as a separate class, is required in order for the Company to (i) amend, alter or repeal any provision of its Amended and Restated Certificate of Incorporation (including the certificates of designations relating to the Series A Preferred Stock) in a manner that would have an adverse effect on the rights, preferences or privileges of the Series A Preferred Stock, as applicable, (ii) issue, any capital stock ranking senior or pari passu to the Series A Preferred Stock, other than certain issuances to a governmental entity in connection with a financing transaction or (iii) liquidation, dissolution or winding up of the Company.

Form of Warrant

Pursuant to the Investment Agreements, the Company has agreed to issue to each of (1) the Silver Lake Purchasers (in the aggregate) and (2) the Apollo Purchaser, Warrants to purchase 4.2 million shares of Common Stock at an exercise price of $72.00 per share, subject to certain customary anti-dilution adjustments provided under the Warrants, including for stock splits, reclassifications, combinations and dividends or distributions made by the Company on the Common Stock. The Warrants are exercisable on a net settlement basis. The Warrants expire ten years after the closing date.

Form of Registration Rights Agreement

Pursuant to the Investment Agreements, the Company and the Purchasers will enter into a Registration Rights Agreement, pursuant to which the Purchasers will be entitled to customary registration rights with respect to the shares of Common Stock for which the Warrants may be exercised and, from and after the fifth anniversary of the closing, the Series A Preferred Stock.

The Investment Agreements (including the forms of Certificate of Designations, Warrants and Registration Rights Agreement) contain other customary covenants and agreements, including certain standstill provisions and customary preemptive rights. The foregoing description of the Investment Agreements, the terms of the Series A Preferred Stock, the form of Certificate of Designations, the form of Warrants and the form of Registration Rights Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the Apollo Investment Agreement and the Silver Lake Investment Agreement (and the forms of the Certificate of Designations, Warrant and Registration Rights Agreement attached thereto) which will be attached to a Current Report of the Company on Form 8-K filed with the SEC.

The issuances of the shares of Series A Preferred Stock and Warrants pursuant to the Investment Agreement are intended to be exempt from registration under the Securities Act, by virtue of the exemption provided by Section 4(a)(2) of the Securities Act.

Credit Facility Amendments

As of April 23, 2020, lenders (the “Consenting Lenders”) holding the requisite portion of obligations under the Credit Facility to effect the Credit Facility Amendments have indicated their willingness to enter into an amendment to the Company’s existing Credit Facility to, among other things, suspend the maximum leverage ratio covenant until the fiscal quarter ending December 31, 2021, increase the maximum permissible leverage ratio (once such covenant is reinstated), eliminate the covenant imposing a minimum permissible ratio of consolidated EBITDA to consolidated cash interest expense and add a covenant regarding minimum liquidity, as well as to make certain other amendments to the affirmative and negative covenants therein. The Credit Facility Amendments would also result in the obligations under the Amended Credit Facility becoming secured by substantially all of the assets of the Company and its subsidiaries that guarantee the Credit Facility (subject to certain exceptions, including for our new headquarters located in Seattle, WA) up to the maximum amount permitted under the indentures governing the Notes and the Existing Notes as of the Amended Credit Facility Effective Date (as defined below) without securing such notes. Aggregate commitments under the Amended Credit Facility will initially total $2 billion, and will mature on May 31, 2023.

Pursuant to the expected terms of the Amended Credit Facility, the Company has agreed to use reasonable best efforts to enter into (and to cause certain of its subsidiaries, including certain of its subsidiaries that are not guarantors of the Notes or our Existing Notes, to enter into), promptly after the Amended Credit Facility Effective Date, the Additional Credit Facility on specified terms in an aggregate principal amount up to approximately $855 million. Upon the establishment of the Additional Credit Facility, the Company is expected to prepay indebtedness, and reduce commitments, under the Amended Credit Facility, in an amount equal to the aggregate commitments in respect of the Additional Credit Facility.

Loans under the Amended Credit Facility held by Consenting Lenders are expected to bear interest (A) in the case of eurocurrency loans, at rates ranging from (i) prior to December 31, 2021, 2.35% per annum for any day that the aggregate unused commitments and funded exposure under the Amended Credit Facility exceed $1.145 billion to 2.25% per annum otherwise and (ii) on and after December 31, 2021, or prior to such date if the leverage ratio, as of the end of the most recently ended fiscal quarter for which financial statements have been delivered, calculated on an annualized basis using consolidated EBITDA for the two most recently ended fiscal quarters included in such financial statements multiplied by two is not greater than 5.00:1.00, 1.10% to 1.85% per annum for any day that the aggregate unused commitments and funded exposure under the Amended Credit Facility exceed $1.145 billion and, otherwise, ranging from 1.00% to 1.75% per annum in each case, depending on the Company’s credit ratings, and (B) in the case of base rate loans, at rates ranging from (i) prior to December 31, 2021, 1.35% per annum for any day that the aggregate unused commitments and funded exposure under the Amended Credit Facility exceed $1.145 billion to 1.25% per annum otherwise and (ii) on and after December 31, 2021, or prior to such date if the leverage ratio condition referred to above is satisfied, 0.10% to 0.85% per annum for any day that the aggregate unused commitments and funded exposure under the Amended Credit Facility exceed $1.145 billion, and, otherwise, ranging from 0.00% to 0.75% per annum in each case, depending on the Company’s credit ratings.

Loans under the Amended Credit Facility held by lenders other than Consenting Lenders are expected to bear interest at rates ranging from 1.00% to 1.75% per annum, in the case of eurocurrency loans, and ranging from 0.00% to 0.75% per annum, in the case of base rate loans, in each case, depending on the Company’s credit ratings.

The effectiveness of the Credit Facility Amendments will be conditioned on, in addition to customary closing conditions, the closing of the Notes Offering (the date such conditions are satisfied, the “Amended Credit Facility Effective Date”).

The terms of the Amended Credit Facility and of the Additional Credit Facility have not been definitively agreed upon, and therefore their terms may differ materially from those described herein.

2.	The Current Report of the Company on Form 8-K filed on the afternoon of April 23, 2020 with the SEC.

Schedule 2.06

Initial Issuing Bank LC Commitment

Issuing Bank	LC Commitment
JPMorgan Chase Bank, N.A.	$40,000,000
BNP Paribas	$40,000,000
Bank of America, N.A.	$40,000,000

Schedule 3.06

Disclosed Matters

Litigation Relating to Hotel Occupancy Taxes

A number of jurisdictions in the United States have filed lawsuits against online travel companies, including Expedia Group companies such as Hotels.com, Expedia, Hotwire, Orbitz and HomeAway, claiming that such travel companies have failed to collect and/or pay taxes (e.g., occupancy taxes, business privilege taxes, excise taxes, sales taxes, etc.), as well as related claims such as unjust enrichment, restitution, conversion and violation of consumer protection statutes, and seeking monetary (including tax, interest, and penalties) and/or declaratory relief. In addition, we may file complaints contesting tax assessments made by states, counties and municipalities seeking to obligate online travel companies, including certain Expedia Group companies, to collect and remit certain taxes, either retroactively or prospectively, or both. Moreover, certain jurisdictions may require us to pay tax assessments prior to contesting any such assessments. This requirement is commonly referred to as “pay-to-play.” Payment of these amounts is not an admission that we believe we are subject to such taxes and, even when such payments are made, we continue to defend our position vigorously.

Actions Filed by Individual States, Cities and Counties

City of San Antonio, Texas Litigation. On May 8, 2006, the city of San Antonio filed a putative statewide class action in federal court against a number of online travel companies, including Expedia, Hotels.com, Hotwire, and Orbitz, alleging that the defendants failed to pay hotel accommodations taxes as required by municipal ordinance. On October 30, 2009, a jury verdict was entered finding that the defendant online travel companies “control hotels,” and awarding approximately $15 million for historical damages against the Expedia Group companies. The jury also found that defendants were not liable for conversion or punitive damages. On April 4, 2013, the court entered a final judgment holding the online travel companies liable for hotel occupancy taxes to counties and cities in the statewide class action. On April 11, 2016, the court entered an amended judgment including approximately $68 million in tax, interest and penalty amounts for the Expedia Group companies, including Orbitz, and the defendants appealed. On November 29, 2017, the Fifth Circuit issued an opinion reversing the district court and rendering judgment for the defendant online travel companies, finding that the amounts charged by the defendants for their services are not subject to the hotel accommodations taxes at issue. The district court entered final judgment in favor of the defendant online travel companies on March 28, 2018, and the defendants submitted their request for an award of reimbursable costs. On June 26, 2019, the district court granted in part the defendants’ request, awarding the defendants approximately $2.25 million in reimbursable costs. On July 26, 2019, plaintiffs filed a notice of appeal from a portion of that decision. That appeal remains pending.

Nassau County, New York Litigation. On October 24, 2006, the county of Nassau, New York filed a putative statewide class action in federal court against a number of online travel companies, including Expedia, Hotels.com, Hotwire, and Orbitz, which was subsequently dismissed and refiled in state court. The complaint alleged that the defendants failed to pay hotel accommodation taxes as required by local ordinances to certain local governments in New York. The trial court certified the case as a class action, but the New York Supreme Court Appellate Division reversed that order. Additional county/city plaintiffs subsequently joined the case as intervenor plaintiffs. On December 2, 2016, the court granted defendants’ motion for summary judgment with respect to Nassau County’s claims on the grounds that the enabling statute for plaintiff’s tax ordinance did not impose a tax on defendants’ fees. On March 22, 2017, the court granted defendants’ motion for summary judgment against the additional intervenor plaintiffs. Nassau County and the intervenor-plaintiffs appealed the court’s dismissal of their claims and that appeal remains pending.

Pine Bluff, Arkansas Litigation. On September 25, 2009, Pine Bluff Advertising and Promotion Commission and Jefferson County filed a class action against a number of online travel companies, including Expedia, Hotels.com, Hotwire and Orbitz alleging that defendants failed to collect and/or pay taxes under hotel tax occupancy ordinances. The court denied defendants’ motion to dismiss and granted plaintiffs’ motion for class certification. Defendants appealed the class certification decision and, on October 10, 2013, the Arkansas Supreme Court affirmed that decision. On February 1, 2018, the trial court granted plaintiffs’ motion for summary judgment and denied defendants’ motion for summary judgment on the issue of tax liability. Defendants appealed, and the plaintiffs filed a motion to dismiss the appeal as premature. On December 12, 2019 the Arkansas Supreme Court dismissed the appeal as premature and remanded for further proceedings in the trial court. The matter is currently pending in the trial court on damages issues. The prosecuting attorney for the Arkansas Sixth Judicial District filed a Complaint in Intervention, purportedly on behalf of the State of Arkansas, which the trial court granted, over defendants’ objections, in an order dated February 19, 2020. Defendants’ filed a motion to dismiss the complaint in intervention on March 20, 2020. The intervenor filed a motion for partial summary judgment on liability on March 26, 2020. Both motions remain pending.

State of Mississippi Litigation. On December 29, 2011, the State of Mississippi brought suit against a number of online travel companies, including Expedia, Hotels.com, Hotwire and Orbitz. The complaint included claims for declaratory judgment, injunctive relief, violations of state sales tax statute and local ordinances, violation of Consumer Protection Act, conversion, unjust enrichment, constructive trust, money had and received and joint venture liability. On October 19, 2018, the court entered an agreed order dismissing the Consumer Protection Act claim. The parties filed cross motions for partial summary judgment and, on July 2, 2019, the trial court granted the State of Mississippi’s motion and denied the defendant online travel companies’ cross motion. On July 23, 2019, defendants filed a petition for interlocutory review of the trial court’s partial summary judgment decision, which was denied by the Mississippi Supreme Court on December 12, 2019. On July 30, 2019, defendants filed a motion to stay further proceedings in the trial court, which the trial court denied on October 1, 2019. On October 4, 2019, defendants filed a motion to stay the trial court proceedings with the Mississippi Supreme Court, which that Court dismissed as moot after denying defendants’ petition for interlocutory appeal. The matter is currently pending in the trial court on damages issues. On March 5, 2020, the parties filed cross motions for summary judgment on damages issues; a hearing on those motions is currently scheduled for June 17, 2020. A trial on damages issues is currently scheduled for October 2020.

Arizona Cities Litigation. Tax assessments were issued in 2013 by 12 Arizona cities (Apache Junction, Chandler, Flagstaff, Glendale, Mesa, Nogales, Peoria, Phoenix, Prescott, Scottsdale, Tempe and Tucson) against a group of online travel companies including Expedia, Hotels.com, Hotwire and Orbitz. The online travel companies protested and petitioned for redetermination of the assessments. On May 28, 2014, the Municipal Tax Hearing Officer granted the online travel companies’ protests and ordered the cities to abate the assessments. The cities appealed to the Arizona Tax Court, which granted the cities’ motion for summary judgment in part and denied it in part on April 20, 2016. The parties filed cross appeals, and, on September 6, 2018, the Arizona Court of Appeals affirmed in part and reversed in part the Arizona Tax Court’s decision. The Arizona Supreme Court accepted review and, on September 9, 2019, issued a decision affirming in part, reversing in part and remanding the case for further proceedings. The matter is currently pending in the Arizona Tax Court on damages issues.

State of Louisiana/City of New Orleans Litigation. On August 24, 2016, the State of Louisiana Department of Revenue and the City of New Orleans filed a lawsuit in Louisiana state court against a number of online travel companies, including Expedia, Hotels.com, Hotwire, Orbitz and Egencia. The complaint alleges claims for declaratory judgment, violation of state and city tax laws, unfair trade practices, breach of fiduciary duty, and imposition of a constructive trust. The defendant online travel companies filed a motion for judgment on the pleadings seeking dismissal of plaintiffs’ common law and unfair trade practices claims. On March 6, 2017, the court denied the motion. Defendants’ applications for a supervisory writ to appeal the court’s decision were denied by the Louisiana Court of Appeals and the Louisiana Supreme Court. On June 24, 2019, the plaintiffs filed a motion for partial summary judgment, which the defendants will oppose. On August 23, 2019, the City of Baton Rouge and the Parish of East Baton Rouge filed a petition to intervene in the lawsuit, which the court granted on September 9, 2019. On August 27, 2019, a Special Master was assigned to the case. On November 1, 2019, St. Tammany Parrish filed a motion to intervene in the lawsuit, which the court granted on January 2, 2020. On December 23, 2019, the Lafayette Parish School System, the Rapides Parish Police Jury, the Bossier City-Parish Sales and Use Tax Division; the City of Monroe and the Caddo-Shreveport Sales and Use Tax Commission filed a motion for leave to intervene, which the court granted on January 24, 2020. On December 26, 2019, Calcasieu Parish Sales and Use Tax Department also filed a motion for leave to intervene, which remains pending.

Jefferson Parish, Louisiana Litigation. On January 2, 2019, Jefferson Parish, Louisiana filed a lawsuit in Louisiana state court against a number of online travel companies, including Expedia, Hotels.com, Hotwire, Orbitz and Egencia. The complaint alleges claims for declaratory judgment, violation of state and local tax laws, unfair trade practices, breach of fiduciary duty, and imposition of a constructive trust. On March 22, 2019, the defendant online travel companies filed a motion for judgment on the pleadings seeking dismissal of plaintiff’s common law and unfair trade practices claims. On June 12, 2019, the court granted the motion in part and denied the motion in part.

In addition, HomeAway is a party in the following proceedings:

Palm Beach, Florida Litigation. On January 13, 2014, Palm Beach County, Florida filed a lawsuit in Florida state court against HomeAway and other vacation rental listing businesses seeking tourist development taxes imposed by Palm Beach County. The parties filed cross motions for summary judgment, and, on January 23, 2019, the trial court granted defendants’ motion, finding that defendants are not responsible for the tax. On February 26, 2019, the plaintiff filed a notice of appeal. On March 25, 2020, the Florida Fourth District Court of Appeals affirmed the trial court’s decision that defendants are not subject to tax.

Miami Dade County, Florida Litigation. On October 30, 2018, Miami-Dade County, Florida filed a lawsuit in Florida state court against HomeAway and Expedia for a declaratory judgment and supplemental relief. The lawsuit seeks a declaration that HomeAway is obligated to collect and remit transient rental taxes imposed by Miami-Dade County. On January 11, 2019, defendants filed a motion to dismiss, which the court granted in part and denied in part on March 19, 2019. On March 29, 2019, the plaintiff county filed an amended complaint. On April 29, defendants filed a motion to dismiss that complaint. On June 17, 2019, the court granted the motion in part and denied the motion in part. On June 18, 2019, the plaintiff filed a second amended complaint. Defendants filed a partial motion to dismiss that complaint on July 12, 2019. The motion remains pending. The parties reached a settlement agreement and, on April 7, 2020, the plaintiff filed a notice of voluntary dismissal without prejudice, thereby ending the proceeding.

Broward County, Florida Litigation. On January 11, 2019, Broward County, Florida filed a lawsuit in Florida state court against HomeAway for a declaratory judgment and supplemental relief. The lawsuit seeks a declaration that HomeAway is obligated to collect and remit tourist development taxes imposed by Broward County and also seeks enforcement of a subpoena.    On March 1, 2019, HomeAway filed a motion to dismiss; thereafter, on March 8, 2019, plaintiff filed an amended complaint.

Notices of Audit or Tax Assessments

At various times, the Company has also received notices of audit, or tax assessments from over 20 states or counties and over 80 municipalities concerning its possible obligations with respect to state and local occupancy or other taxes.

Non-Tax Litigation and Other Legal Proceedings

Putative Class Action Litigation

Buckeye Tree Lodge Lawsuit. On August 17, 2016, a putative class action lawsuit was filed in federal district court in the Northern District of California against Expedia, Hotels.com, Orbitz, Expedia Australia Investments Pty Ltd. and trivago relating to alleged false advertising. The putative class is comprised of hotels and other providers of overnight accommodations whose names appeared on the Expedia Group defendants’ websites with whom the defendants allegedly did not have a booking agreement during the relevant time period. The complaint asserts claims against the Expedia Group defendants for violations of the Lanham Act, the California Business & Professions Code, intentional and negligent interference with prospective economic advantage, unjust enrichment and restitution. On January 12, 2017, the court granted defendants’ motion to dismiss plaintiff’s claims for intentional and negligent interference with prospective economic advantage without prejudice. On March 7, 2017, a related putative class action was filed in the same court asserting similar claims. The cases were consolidated, and an amended consolidated complaint was filed (which did not name trivago as a defendant). On May 17, 2018, the court denied plaintiffs’ motion for class certification. Plaintiffs filed a renewed motion for class certification, and, on March 13, 2019, the court denied certification of a damages class but granted certification for a narrow injunctive relief only class. Plaintiffs filed a motion for summary judgment on January 21, 2020. Expedia filed a cross motion for summary judgment on February 19, 2020. The court has scheduled a hearing on those motions for May 21, 2020. The June 2020 trial date has been vacated.

Israeli Putative Class Action Lawsuit (Silis). In or around September 2016, a putative class action lawsuit was filed in the District Court in Tel Aviv, Israel against Hotels.com. The plaintiff generally alleges that Hotels.com violated Israeli consumer protection laws in various ways by failing to calculate and display VAT charges in pricing displays shown to Israeli consumers. The plaintiff has filed a motion for class certification which Hotels.com has opposed.

Israeli Putative Class Action Lawsuit (Ze’ev). In or around January 2018, a putative class action lawsuit was filed in the District Court in Lod, Israel against a number of online travel companies including Expedia, Inc. and Hotels.com. The plaintiff generally alleges that the defendants violated Israeli consumer laws by limiting hotel price competition. The plaintiff has filed a motion for class certification which defendants will oppose.

Cases against HomeAway.com, Inc. On March 15, 2016, a putative class action suit was filed in federal district court in Texas against HomeAway.com, Inc. related to its implementation of a service fee. The putative class was comprised of homeowners that list their properties on HomeAway’s websites for rent. The complaint asserted claims against HomeAway for breach of contract, breach of the duty of good faith and fair dealing, fraud, fraudulent concealment, and violations of the state consumer protection statutes. Subsequently, three other putative class action lawsuits were filed making similar claims. After a series of motions and appeals, three of the four lawsuits were dismissed and compelled to individual arbitration; one (Kirkpatrick) is proceeding as a putative class action in the Texas federal district court. In the Kirkpatrick case, on May 16, 2018, the district court dismissed plaintiff’s breach of contract claim with prejudice. The district court heard argument on plaintiff’s motion for class certification on October 16, 2019, and the parties await a ruling.

Other Legal Proceedings

New York City Litigation. On August 24, 2018, HomeAway filed a lawsuit against the City of New York seeking a declaration that the City’s ordinance governing hosting platforms violates the Stored Communications Act, the First and Fourth Amendments of the United States Constitution, and the New York Constitution. On September 4, 2018, HomeAway filed a motion for a preliminary injunction to enjoin enforcement of the law on the same grounds. On January 3, 2019, the court granted HomeAway’s motion for a preliminary injunction based on Fourth Amendment grounds, which stays enforcement of the City’s law pending a final ruling on the merits of the lawsuit. On February 14, 2020, the court stayed the proceedings to allow the parties to explore settlement discussions.

Helms-Burton Litigation. On September 11, 2019, a purported class action was filed in the U.S. District Court for the Southern District of Florida alleging violations of Title III of the Cuban Liberty and Democratic Solidarity Act, also known as the Helms-Burton Act. The complaint, filed by Marciela Mata, et al., alleges that class members hold an interest in property that was expropriated by the Cuban government and subsequently became the location of a hotel owned by Melia Hotels International. It further alleges that Expedia, Inc., Hotels.com and Orbitz LLC trafficked in that property by facilitating reservations for travelers. Between September 2019 and January 2020, two additional class actions and three individual actions alleging similar claims related to additional properties were filed (Glen v. Expedia, Inc., et al.; Trinidad v. Expedia, Inc.; Del Valle, et al. v. Expedia, Inc., et al.; Echevarria v. Expedia, Inc.; Echevarria, et al. v. Expedia, Inc., et al.). Four of the actions are pending in the Southern District of Florida and one action is pending in the U.S. District Court of Delaware. The Expedia Defendants’ motions to dismiss are pending in the Echevarria (No. 1:19-cv-22620-FAM), Trinidad, and Del Valle cases. All deadlines in both Echevarria cases and the Trinidad case are stayed until May 25, 2020. The Mata action has been administratively adjourned until the parties agree to recommence the action and related jurisdictional discovery.

Stockholder Litigation

In Re Orbitz Worldwide, Inc. Consolidated Stockholder Litigation, Case No. 10711-VCP (Court of Chancery of the State of Delaware). On April 8, 2015, an amended class action complaint was brought against Expedia, Inc. and Orbitz Worldwide, Inc. relating to the merger agreement signed by the parties. Plaintiffs assert claims for breach of fiduciary duty by the Orbitz Board of Directors and claims against Expedia for aiding and abetting in the Orbitz directors’ breach of their duties. Plaintiffs specifically claim that the Orbitz Board breached their fiduciary duties by agreeing to an inadequate price for the transaction and unreasonable deal protection devices. On May 20, 2015, Orbitz, Orbitz’s directors, and the plaintiffs entered into an agreement in principle to settle the lawsuit. On August 29, 2016, plaintiffs filed a notice of dismissal and reserved their rights to seek an award of attorneys’ fees.

In re Expedia Group, Inc. Stockholders Litigation, On August 12, 2019, the Delaware Court of Chancery granted a stipulated motion consolidating three lawsuits that had been filed by Expedia shareholders in the Delaware Court of Chancery in connection with the Company’s acquisition of Liberty Expedia Holdings, Inc. (“LEXE”): (1) Teamsters Union Local No. 142 Pension Fund v. Barry Diller, et. al.; (2) Plaut v. Diller, et al.; and (3) Steamfitters local 449 Pension Plan v. Diller et al. These actions purported to assert, among other things, direct and derivative claims against current and one former members of the Company’s board of directors, and the Company as a nominal defendant. Plaintiffs allege that the individual defendants violated their fiduciary duties by wrongfully causing the Company to enter into certain agreements with the Company’s Executive Chairman, in connection with the Company’s acquisition of LEXE on July 26, 2019. On September 20, 2019, the court appointed a lead plaintiff and its counsel and ordered the filing of a consolidated amended complaint. On December 11, 2019, a Special Litigation Committee of the Board of Directors of Expedia Group, Inc. (“SLC”) filed a motion to stay the litigation pending completion of the SLC’s investigation into the allegations in the consolidated amended complaint. Plaintiffs opposed the motion to stay and filed a motion for leave to file an amended consolidated complaint. On January 9, 2020, the court granted the SLC’s motion for a stay, ordered the action stayed for six months from the filing date of the motion, and granted Plaintiffs’ motion for leave to file an amended consolidated complaint. On April 13, 2020, the court granted the SLC’s motion for an extension and extended the stay until September 11, 2020.

Competition and Consumer Matters

Over the last several years, the online travel industry has become the subject of investigations by various national competition authorities (“NCAs”), particularly in Europe. Expedia Group companies are or have been involved in investigations predominately related to whether certain parity clauses in contracts between Expedia Group entities and accommodation providers, sometimes also referred to as “most favored nation” or “MFN” provisions, are anti-competitive.

In Europe, investigations or inquiries into contractual parity provisions between hotels and online travel companies, including Expedia Group companies, were initiated in 2012, 2013 and 2014 by NCAs in Austria, Belgium, Czech Republic, Denmark, France, Germany, Greece, Hungary, Ireland, Italy, Poland, Sweden and Switzerland. While the ultimate outcome of some of these investigations or inquiries remains uncertain, and the Expedia Group companies’ circumstances are distinguishable from other online travel companies subject to similar investigations and inquiries, we note in this context that on April 21, 2015, the French, Italian and Swedish NCAs, working in close cooperation with the European Commission, announced that they had accepted formal commitments offered by Booking.com to resolve and close the investigations against Booking.com in France, Italy and Sweden by Booking.com removing and/or modifying certain rate, conditions and availability parity provisions in its contracts with accommodation providers in France, Italy and Sweden as of July 1, 2015, among other commitments. Booking.com voluntarily extended the geographic scope of these commitments to accommodation providers throughout Europe as of the same date.

With effect from August 1, 2015, Expedia Group companies waived certain rate, conditions and availability parity clauses in agreements with European hotel partners for a period of five years. While the Expedia Group companies maintain that their parity clauses have always been lawful and in compliance with competition law, these waivers were nevertheless implemented as a positive step towards facilitating the closure of the open investigations into such clauses on a harmonized pan-European basis. Following the implementation of the Expedia Group companies’ waivers, nearly all NCAs in Europe have announced either the closure of their investigation or inquiries involving Expedia Group companies or a decision not to open an investigation or inquiry involving Expedia Group companies. Below are descriptions of additional rate parity-related matters of note in Europe.

The German Federal Cartel Office (“FCO”) has required another online travel company, Hotel Reservation Service (“HRS”), to remove certain clauses from its contracts with hotels. HRS’ appeal of this decision was rejected by the Higher Regional Court Düsseldorf on January 9, 2015. On December 23, 2015, the FCO announced that it had also required Booking.com by way of an infringement decision to remove certain clauses from its contracts with German hotels. Booking.com has appealed the decision and the appeal was heard by the Higher Regional Court Düsseldorf on February 8, 2017. On June 4, 2019, the Higher Regional Court Düsseldorf issued its judgment in this matter and ruled that certain parity clauses are in compliance with applicable German and European competition rules and the FCO’s prohibition order against Booking.com was annulled. The decision is not yet final as the FCO has applied to the German Federal Supreme Court to admit an appeal from the decision. The FCO’s case against the Expedia Group companies’ contractual parity provisions with accommodation providers in Germany remains open but is still at a preliminary stage with no formal allegations of wrong doing having been communicated to the Expedia Group companies to date.

The Italian competition authority’s case closure decision against Booking.com and Expedia Group companies has subsequently been appealed by two Italian hotel trade associations, i.e. Federalberghi and AICA. The Federalberghi appeal remains at an early stage and no hearing date has been fixed; the AICA appeal was cancelled for lack of interest of the AICA on December 12, 2019.

On November 6, 2015, the Swiss competition authority announced that it had issued a final decision finding certain parity terms existing in previous versions of agreements between Swiss hotels and each of certain Expedia Group companies, Booking.com and HRS to be prohibited under Swiss law. The decision explicitly notes that the Expedia Group companies’ current contract terms with Swiss hotels are not subject to this prohibition. The Swiss competition authority imposed no fines or other sanctions against the Expedia Group companies and did not find an abuse of a dominant market position by the Expedia Group companies.

On December 10, 2019, the French Competition Authority dismissed all antitrust complaints filed by hotel unions and Accor against Expedia Group companies regarding MFNs and other alleged business practices.

The Directorate General for Competition, Consumer Affairs and Repression of Fraud (the “DGCCRF”), a directorate of the French Ministry of Economy and Finance with authority over unfair trading practices, brought a lawsuit in France against Expedia Group companies objecting to certain parity clauses in contracts between Expedia Group companies and French hotels. In May 2015, the French court ruled that certain of the parity provisions in certain contracts that were the subject of the lawsuit were not in compliance with French commercial law but imposed no fine and no injunction. The DGCCRF appealed the decision and, on June 21, 2017, the Paris Court of Appeal published a judgment overturning the decision. The court annulled parity clauses contained in the agreements at issue, ordered the Expedia Group companies to amend their contracts, and imposed a fine. The Expedia Group companies have appealed the decision. That appeal remains pending.

Hotelverband Deutschland (“IHA”) e.V. (a German hotel association) brought proceedings before the Cologne regional court against Expedia, Inc., Expedia.com GmbH and Expedia Lodging Partner Services Sàrl. IHA applied for a ‘cease and desist’ order against these companies in relation to the enforcement of certain rate and availability parity clauses contained in contracts with hotels in Germany. On or around February 16, 2017, the court dismissed IHA’s action and declared the claimant liable for the Expedia Group defendants’ statutory costs. IHA appealed the decision and, on December 4, 2017, the Court of Appeals rejected IHA’s appeal. The Court of Appeals expressly confirmed that Expedia Group’s MFNs are in compliance both with European and German competition law. While IHA had indicated an intention to appeal the decision to the Federal Supreme Court, it has not lodged an appeal within the applicable deadline, with the consequence that the Court of Appeals judgment has now become final.

A working group of 10 European NCAs (Belgium, Czech Republic, Denmark, France, Hungary, Ireland, Italy, Netherlands, Sweden and the United Kingdom) and the European

Commission has been established by the European Competition Network (“ECN”) at the end of 2015 to monitor the functioning of the online hotel booking sector, following amendments made by a number of online travel companies (including Booking.com and Expedia Group companies) in relation to certain parity provisions in their contracts with hotels. The working group issued questionnaires to online travel agencies including Expedia Group companies, metasearch sites and hotels in 2016. The underlying results of the ECN monitoring exercise were published on April 6, 2017.

Legislative bodies in France (July 2015), Austria (December 2016), Italy (August 2017) and Belgium (August 2018) have also adopted new domestic anti-parity clause legislation. Expedia Group believes each of these pieces of legislation violates both EU and national legal principles and therefore, Expedia Group companies have challenged these laws at the European Commission. A motion requesting the Swiss government to take action on narrow price parity has been adopted in the Swiss parliament. The Swiss government is now required to draft legislation implementing the motion. The Company is unable to predict whether and with what content legislation will ultimately be adopted and, if so, when this might be the case. It is not yet clear how any adopted domestic anti-parity clause legislations and/or any possible future legislation in this area may affect Expedia Group’s business.

Outside of Europe, a number of NCAs have also opened investigations or inquired about contractual parity provisions in contracts between hotels and online travel companies in their respective territories, including Expedia Group companies. A Brazilian hotel sector association — Forum de Operadores Hoteleiros do Brasil — filed a complaint with the Brazilian Administrative Council for Economic Defence (“CADE”) against a number of online travel companies, including Booking.com, Decolar.com and Expedia Group companies, on July 27, 2016 with respect to parity provisions in contracts between hotels and online travel companies. On September 13, 2016, the Expedia Group companies submitted a response to the complaint to CADE. On March 27, 2018, the Expedia Group companies resolved CADE’s concerns based on a settlement implementing waivers substantially similar to those provided to accommodation providers in Europe. In late 2016, Expedia Group companies resolved the concerns of the Australia and New Zealand NCAs based on implementation of the waivers substantially similar to those provided to accommodation providers in Europe (on September 1, 2016 in Australia and on October 28, 2016 in New Zealand). On and with effect from March 22, 2019, Expedia Group voluntarily and unilaterally waived certain additional rate parity provisions in agreements with Australian hotel partners. The ACCC confirmed it has ceased its investigation into Expedia’s conduct in relation to such rate parity provisions in around November 2019. Expedia Group companies are in ongoing discussions with a limited number of NCAs in other countries in relation to their contracts with hotels. In April 2019, the Japan Fair Trade Commission (“JFTC”) launched an investigation into certain practices of a number of online travel companies, including Expedia Group companies. Expedia Group is cooperating with the JFTC in this investigation. The Hong Kong Competition Commission (“HKCC”) is conducting an investigation into certain terms and conditions in contracts entered into between online travel companies (including Expedia Group companies) and hotels. Expedia Group is cooperating with the HKCC in this investigation and has proposed a set of voluntary commitments to waive certain rate, conditions and availability parity clauses in certain agreements with Hong Kong hotel partners. The proposal is currently being considered under a public consultation process. In February of 2020, the Korean Fair Trade Commission (“KFTC”) issued a request for information relating to hotel contracts entered into by Expedia Group companies. Expedia

Group is cooperating with the KFTC. Expedia Group is currently unable to predict the impact the implementation of the waivers both in Europe and elsewhere will have on Expedia Group’s business, on investigations or inquiries by NCAs in other countries, or on industry practice more generally.

In addition, regulatory authorities in Europe (including the UK Competition and Markets Authority, or “CMA”), Australia, and elsewhere have initiated legal proceedings and/or undertaken market studies, inquiries or investigations relating to online marketplaces and how information is presented to consumers using those marketplaces, including practices such as search results rankings and algorithms, discount claims, disclosure of charges, and availability and similar messaging.

On June 28, 2018, the CMA announced that it will be requiring hotel booking websites to take action to address concerns identified in the course of its ongoing investigation. After consulting with the CMA, on January 31, 2019, we agreed to offer certain voluntary undertakings with respect to the presentation of information on certain of our UK consumer-facing websites in order to address the CMA’s concerns. On February 4, 2019, the CMA confirmed that, as a result of the undertakings offered, it has closed its investigation without any admission or finding of liability. The undertakings become effective on September 1, 2019. On October 21, 2019, the Italian Competition Authority announced that it had accepted Expedia’s voluntary undertakings with respect to the presentation of information on its Italian website and closed the proceedings against Expedia without any admission or finding of liability. The undertakings became effective on September 1, 2019.

On August 23, 2018, the Australian Competition and Consumer Commission, or “ACCC”, instituted proceedings in the Australian Federal Court against trivago. The ACCC alleged breaches of Australian Consumer Law, or “ACL,” relating to trivago’s advertisements in Australia concerning the hotel prices available on trivago’s Australian site, trivago’s strike-through pricing practice and other aspects of the way offers for accommodation were displayed on trivago’s Australian website. The matter went to trial in September 2019 and, on January 20, 2020, the Australian Federal Court issued a judgment finding trivago had engaged in conduct in breach of the ACL. On March 4, 2020, trivago filed a notice of appeal at the Australian Federal Court, appealing part of that judgment. The court has yet to set date for the appeal or a separate hearing regarding penalties and other orders. We recorded the estimated probable loss associated with the proceedings as of December 31, 2019. An estimate for the reasonable possible loss or range of loss in excess of the amount reserved cannot be made.

We are cooperating with regulators in the investigations described above where applicable, but we are unable to predict what, if any, effect such actions will have on our business, industry practices or online commerce more generally. Other than described above, we have not accrued a reserve in connection with the market studies, investigations, inquiries or legal proceedings described above either because the likelihood of an unfavorable outcome is not probable, or the amount of any loss is not estimable.

Schedule 3.12

Subsidiaries

Subsidiary Name	Jurisdiction	Percentage Equity Interests Owned	Designated Subsidiary?	Material Subsidiary?
1 to 1 Cruises Inc.	Canada	-

1760335 Ontario Inc.	Canada	CanadaStays, Inc. – 100%

Activity Information Center, Inc.	HI	-

Alice Holding Corporation	DE	Fivepals, Inc. – 100%

Apartment Jet, Inc.	DE	-

Asia Web Direct (HK) Limited	Hong Kong	AWD-BT Limited – 38% Asia Web Direct (M) Sdn. Bhd. – 100% Phuket Dot Com Ltd – 48.9%

Asia Web Direct (M) Sdn. Bhd.	Malaysia	-

Asia Web Direct Co., Ltd	Thailand	-

Asia Web Direct Tours & Activities Co., Ltd.	Thailand	Phuket Dot Com Ltd - .0000125%

Aspirasi Ventura Sdn Bhd	Malaysia	Lodging Partner Travel Sdn Bhd. – 100%

Auto Escape Group (SAS)	France	Auto Escape SAS – 99%

Auto Escape Nordics	Norway	-

Auto Escape SAS	France	Auto Escape Nordics – 100% CarRentals.com GmbH – 100%

AWD-BT Limited	Thailand	Asia Web Direct Co., Ltd – 51% Asia Web Direct Tours & Activities Co., Ltd. – 49% Phuket Dot Com Ltd – 50.9%

Base7 Germany GmbH (trivago entity)	Germany	-

Base7booking.com Sàrl (trivago entity)	Switzerland	Base7 Germany GmbH – 100%

BedandBreakfast.com, Inc.	CO	HomeAway (Thailand) Limited - .01%	X

BEX Travel Asia Pte Ltd	Singapore	BEX Travel India Pvt Ltd – 99.9995% BEX Travel Japan K.K. – 100% BEX Travel Korea Co. Ltd. – 100% Clear Summit Sdn Bhd – 100% Millennial Travel Pte Ltd – 100%	X

BEX Travel India Pvt Ltd	India	-

BEX Travel Japan K.K.	Japan	-

BEX Travel Korea Co. Ltd.	Korea	-

BEX Travel Malaysia Sdn. Bhd.	Malaysia	BEX Travel India Pvt Ltd - .0005%

Bodybuilding.com (UK) Ltd	United Kingdom	-

Bodybuilding.com Sociedad De Responsabilidad Limitada	Costa Rica	-

Bodybuilding.com’s Lift Life Foundation, Inc.	ID	-

Bookabach Limited	New Zealand	-

CanadaStays Inc.	DE	-

CarRentals K.K.	Japan	-

CarRentals.com GmbH	Germany	-

CarRentals.com, Inc.	NV	-	X

Classic Vacations, LLC	NV	-

Clear Summit Sdn Bhd	Malaysia	BEX Travel Malaysia Sdn. Bhd. – 100%

Cruise, LLC	WA	Pacific Opportunity Fund I, LLC – 100%	X	X

CruiseShipsCenters International Inc.	Canada	1 to 1 Cruises Inc. – 100% CSC Travel Group Inc – 99.5% CruiseshipCenters Western Canada Ltd – 100% Quebec CruiseShipCenters Inc. – 100%

CruiseShipCenters USA Inc.	NV	-

CruiseShipCenters Western Canada Ltd.	Canada	CSC Travel Group Inc. - 005%

CSC Holdings Inc.	Canada	CruiseShipCenters International Inc. – 100%

CSC Travel Group Inc.	Canada	-

DN Holdings LLC	DE	-

EAN Support Services Ltd	United Kingdom	-

EAN.com, LP	DE	-	X

Ebookers Limited	United Kingdom	-

Ebookers Scandinavia AB	Sweden	-

Ebookers.com Deutschland GmbH	Germany	-

Ebookers.com SARL	Switzerland	-

Ebookers.ie Limited	Ireland	-

Ebookers.nl BV	Netherlands	-

Egencia (China) Information technology Co., Ltd.	China	-

Egencia (Shanghai) International Travel Service Co., Ltd.	China	-

Egencia APAC Holdings, Inc.	WA	Egencia Australia Pty Ltd – 100% Egencia Cayman Holdings Ltd – 100% Egencia Travel India Private Limited – 99.99% Expedia (Thailand) Limited - .005%

Egencia AS	Norway	Egencia Denmark A/S – 100% Egencia Finland Oy – 100% Egencia Norway AS – 100% Egencia Sweden AB – 100%

Egencia Australia Pty Ltd	Australia	-

Egencia Belgium SA	Belgium	-

Egencia Canada Corp.	Canada	-

Egencia Cayman Holdings Ltd.	Cayman Islands	Egencia (China) Information Technology Co., Ltd. – 100% Orbitz India Services Private Limited - .1% Expedia Online Travel Services India Private Limited - .005%

Egencia Denmark A/S	Denmark	-

Egencia Europe SAS	France	Egencia Belgium SA – 99.99% Egencia France SAS – 100% Traveldoo SAS – 100%

Egencia Finland Oy	Finland	-

Egencia France SAS	France	-

Egencia GmbH	Germany	-

Egencia Holdings UK	United Kingdom	Egencia AS – 100% Egencia Hong Kong Limited – 100% Egencia New Zealand Limited 100% Egencia Singapore Pte. Ltd. – 100% Traveldoo UK Limited – 100% TripNavigator-Egencia Spain S.L.U. – 100%

Egencia Hong Kong Limited	Hong Kong	-

Egencia KK	Japan	-

Egencia LLC	NV	-	X

Egencia New Zealand Limited	New Zealand	-

Egencia Norway AS	Norway	Egencia Philippines, Inc. – 99.99% Ferieverden AS – 100%

Egencia Philippines, Inc.	Philippines	-

Egencia Singapore Pte. Ltd.	Singapore	Egencia (Shanghai) International Travel Service Co., Ltd. – 95%

Egencia South Africa (PTY) LTD	South Africa	-

Egencia Sweden AB	Sweden	-

Egencia Travel India Private Limited	India	-

Egencia UK Ltd.	United Kingdom	-

EXP CH Holding Sarl	Switzerland	EXP SG Holding Pte. Ltd. – 100% Expedia Treasury Services Limited – 100% Travel Partner Exchange Singapore Pte. Ltd. – 100%

EXP Chile Limitada	Chile	-

EXP Global Holdings, Inc.	DE	Expedia Group International Holdings II, LLC – 100%	X

EXP Holdings Luxembourg S.à r.l.	Luxembourg	EAn Support Services Ltd. – 100% EXP Chile Limitada - .1% Egencia South Africa (PTY) Ltd – 100% Expedia Asia Pacific Limited – 100% Expedia Canada Corp. – 100%	X

Expedia Finland OY – 100%

Expedia Korea Co., Ltd. – 100%

Expedia New Zealand Limited – 100%

Expedia Poland Sp. Z o.o. – 100%

Expedia SA – 99.9%

Expedia Spain, S.L.U. – 100%

Expedia Sweden AB – 100%

Lodging Partner Services Austria GmbH – 100%

Lodging Partner Services Croatia d.o.o. – 100%

Lodging Partner Services Denmark ApS – 100%

Lodging Partner Services Hungary Kft. – 100%

Lodging Partner Services Morocco SARL – 99.99%

Lodging Partner Services Puerto Rico, LLC – 100%

Lodging Partner Services Romania S.R.L. 99.99%

Orbitz Worldwide (UK) Limited – 100%

Travel Acquisition Corporation Pty. Ltd. – 100%

Travel Partner Exchange Hong Kong Limited – 100%

Travel Partner Exchange Japan KK – 100%

Travel Partner Exchange New Zealand Limited – 100%

Travel Partner Exchange Taiwan Limited – 100%

WWTE Travel Limited – 100%

WWTE Travel S.à r.l. – 100%

EXP SG Holding Pte. Ltd.	Singapore	-

EXP Travel Support Services Saudi Arabia LLC	Saudi Arabia	-

Expedia (Shanghai)Enterprise Service Co., Ltd.	China	-

Expedia (Thailand) Limited	Thailand	-

Expedia Alpha Y.K.	Japan	Hotelz Y.K. – 100%

Expedia Argentina S.R.L.	Argentina	-

Expedia Asia Holdings Mauritius	Mauritius	Expedia Southeast Asia Pte. Ltd. – 100%	X

Expedia Asia Pacific Limited	Hong Kong	-

Expedia Asia Pacific-Alpha Limited	Cayman Islands	-

Expedia Asia Pacific-Delta Limited	Cayman Islands	Expedia Consulting Service (Beijing) Co., Ltd. – 100%

Expedia Asia Pacific-Gamma Limited	Cayman Islands	Expedia Group India Holdings, LLC – 100% Expedia Online Travel Services India Private Limited – 86.85%

Expedia Asia Pacific-Iota Limited	Cayman Islands	-

Expedia Australia Holdings Pty Ltd	Australia	Expedia Australia Investments Pty Ltd – 100%

Expedia Australia Investments Pty Ltd	Australia	Wotif.com Holdings Pty Ltd – 100%

Expedia Australia Pty. Limited	Australia	-

Expedia Canada Corp.	Canada	-

Expedia Colombia S.A.S.	Colombia	-

Expedia Consulting Service (Beijing) Col, Ltd.	China	-

Expedia do Brasil Agencia de Viagens e Turismo Ltda	Brazil	-

Expedia Finland Oy	Finland	-

Expedia France SAS	France	-

Expedia FZ-LLC	UAE	-

Expedia Global, LLC	NV	-

Expedia Greece Travel Support Services EPE	Greece	-

Expedia Group Billing Services Sarl	Switzerland	-

Expedia Group Commerce Australia Pty Ltd	Australia	-

Expedia Group Commerce, Inc.	DE	Expedia Group Commerce Australia Pty Ltd – 100%	X

Expedia Group France Holdings, Inc.	DE	Expedia Holdings SAS – 100%

Expedia Group Holdings Sarl	Switzerland	Expedia Group Billing Services Sarl – 100% Expedia Lodging Group Sarl – 100%

Expedia India Holdings, LLC	DE	Expedia Online Travel Services India Private Limited – 13.14%

Expedia Group International Holdings II, LLC	DE	Expedia Group International Holdings III, LLC – 90% Expedia Group International Holdings IV, LLC – 100%		X

Expedia Group International Holdings III, LLC	DE	EXP Holdings Luxembourg S.à r.l. – 100%		X

Expedia Group International Holdings IV, LLC	DE	Exedia Group International Holdings III, LLC – 10%

Expedia Group International Technology, LLC	DE	Expedia Australia Pty Limited – 100% Expedia Group Technology Support Services Limited – 100%

Expedia Group Mexico Holdings, LLC	DE	-

Expedia Group Technology Center Holdings, LLC	DE	Expedia Group International Technology, LLC – 10%

Expedia Group Technology Support Services Limited	United Kingdom	-

Expedia Holdings K.K.	Japan	CarRentals K.K. – 100% Egencia KK – 100% Expedia Alpha Y.K. – 100% HotelClub KK – 100% PoweredbyGPS KK – 100%

Expedia Holdings SAS	France	Egencia Europe SAS – 100% Expedia France SAS – 100% Expedia Services SAS – 100%

Expedia Italy S.r.l.	Italy	Venere Net S.r.l. – 100%

Expedia Korea Co., Ltd.	Korea	-

Expedia Lodging Group Sarl	Switzerland	-

Expedia Lodging Partner Services Dominican Republic, S.R.L.	Dominican Republic	-

Expedia Lodging Partner Services Sàrl	Switzerland

Aspirasi Ventura Sdn Bhd – 100%

Auto Escape Group (SAS) – 100%

Auto Escape SAS - .9%

Egencia Holdings UK Ltd. – 100%

Expedia Asia Holdings Mauritius – 100%

Expedia Asia Pacific-Alpha Limited – 100%

Expedia Asia Pacific-Iota Limited – 100%

Expedia Australia Holdings Pty Ltd – 100%

Expedia Colombia S.A.S. – 100%

Expedia Greece Travel Support Services EPE – 98.73%

Expedia Group Holdings Sarl – 100%

X

Expedia Lodging Partner Services Dominican Republic, S.R.L. – 99%

Expedia Portugal, Unipessoal, Lda

ExpediaTurkey Seyahat Destek Hizmetleri Limited Sirketi – 99.87%

Extensive Region Travel Network Limited Company – 100%

LLC Partner Services Group – 99%

Lodging Partner Services Ceylon (Private) Limited – 100%

Lodging Partner Services Costa Rica, S.R.L. – 100%

Lodging Partner Services Egypt LLC – 99.9%

Lodging Partner Services Morocco SARL - .1%

Lodging Partner Services Vietnam Company Limited – 100%

PT Lodging Partner Services Indonesia – 99.99%

Partner Services Group Travel South Africa Pty Ltd – 83.33%

The Tourism Representative Office of Expedia Lodging Partner Services Sarl in Ho Chi Minh City – 100%

Trivago N.V. – 59.4%

Tron Newco GmbH – 100%

Expedia LX Partner Business, Inc.	DE	-	X

Expedia Mexico, S de R. L. de C.V.	Mexico	-

Expedia New Zealand Limited	New Zealand	-

Expedia Online Travel Services India Private Limited	India	Faustin Services India Private Limited - .01% Hotels.com India Private Limited - .01% Orbitz India Services Private Limited – 99.9%

Expedia Philippine Representative Office	Philippines	-

Expedia Poland Sp. z o.o.	Poland	-

Expedia Portugal, Unipessoal, Lda	Portugal	-

Expedia SA	Belgium	Egencia Belgium SA - .01%

Expedia Services CZ, s.r.o	Czechia	-

Expedia Services SAS	France	-

Expedia Singapore Pte. Ltd.	Singapore	BEX Travel Asia Pte Ltd - .63% Faustin Services India Private Limited – 99.99% Hotels.com India Private Limited – 99.99%

Expedia Southeast Asia Pte. Ltd.	Singapore	BEX Travel Asia Pte Ltd – 99.37%	X

Expedia Spain, S.L.U.	Spain	-

Expedia Sweden AB	Sweden	-

Expedia Treasury Services Limited	United Kingdom	-

Expedia, Inc.	WA

1760335 Ontario Inc. – 100%

Alice Holding Corporation – 82.57%

CSC Holdings Inc. – 100%

CarRentals.com, Inc. – 100%

Classic Vacations, LLC – 100%

Cruise, LLC

CruiseShipCenters USA Inc. – 100%

DN Holdings LLC – 100%

Egencia APAC Holdings, Inc. – 100%

Egencia Canada Corp. – 100%

Egencia LLC -100%

Egencia Travel India Private Limited - .01%

Egencia UK Ltd. – 100%

Expedia (Shanghai) Enterprise Service Co., Ltd – 100%

Expedia (Thailand) Limited – 99.99%

Expedia Asia Pacific-Delta Limited – 100%

		X	X

Expedia Asia Pacific-Gamma Limited -100%

Expedia FZ-LLC – 100%

Expedia Global, LLC – 100%

Expedia Group France Holdings, Inc. – 100%

Expedia Group Mexico Holdings, LLC- 100%

Expedia Holdings K.K. – 100%

Expedia Philippine Representative Office – 100%

Expedia Services CZ, s.r.o – 10%

Expedia Singapore Pte. Ltd. – 100%

Expedia.com GmbH – 100%

HRN 99 Holdings, LLC – 100%

Hotels.com GP, LLC – 100%

Hotwire, Inc. – 100%

Interactive Affiliate Network, LLC – 100%

Interactive Domain Name Holdings Corporation – 100%

Interbay Holdings BV – 100%

Mobiata, LLC – 100%

Numinous LLC – 100%

Orbitz Worldwide, Inc. – 100%

PT Lodging Partner Services Indonesia-.01%

Premier Getaways, Inc. – 100%

RAV Holdings, Inc. – 100%

SilverRail Technologies, Inc. – 82.5%

TAV, Inc. -100%

TPX Holdings LLC – 100%

Travel Partner Exchange Switzerland Sarl – 100%

Travelscape, LLC – 100%

Vrbo Holdings, Inc. – 100%

Vrbo Netherlands Holdings B.V. – 100%

WWTE, Inc. – 100%

Expedia.com GmbH	Germany	Egencia GmbH – 100%

Expedia.com Limited	United Kingdom

EXP Travel Support Services Saudi Arabia LLC – 100%

Expedia Argentina S.R.L. – 10%

Expedia Greece Travel Support Services EPE -.03%

Expedia Italy S.r.l. – 100%

Expedia SA-.1%

Expedia.com Limited – Jordan PSC – 100%

Expedia.nl B.V. – 100%

Travel Partner Exchange Korea Co., Ltd. – 100%

X

Expedia.com Limited – Jordan PSC	Jordan	-

Expedia.nl B.V.	Netherlands	-

Expedia Turkey Seyahat Destek Hizmetleri Limited Sirketi	Turkey	-

Extensive Region Travel Network Limited Company	Taiwan	-

Faustin Services India Private Limited	India	-

Ferieverden AS	Norway	-

Fivepals UK Limited	United Kingdom	-

Fivepals, Inc.	DE	Fivepals UK Limited – 100%

Flairview Travel Hotel Club, S.L.	Spain	-

Flightbookers Limited	United Kingdom	-

Hao Tai Ke Business Consulting (Shanghai) Co., Ltd.	China	-

Higher Power Nutrition Common Holdings, LLC	DE	Vitalize, LLC – 71.51%	X

HomeAway (Thailand) Limited	Thailand	-

HomeAway Australia Holdings Pty Ltd	Australia	HomeAway Pty Ltd – 100% Stayz Pty Limited – 100%

HomeAway Colombia S.A.S.	Colombia	-

HomeAway Denmark ApS	Denmark	-

HomeAway Deutschland GmbH	Germany	-

HomeAway Emerging Markets Pte	Singapore	-

HomeAway France Sarl	France	-

HomeAway Italia Srl	Italy	-

HomeAway K.K.	Japan	-

HomeAway PTE. Ltd.	Singapore	-

HomeAway Pty Ltd	Australia	-

HomeAway Software, Inc.	DE	-	X

HomeAway Spain S.L.	Spain	-

HomeAway Sàrl	Ireland

HomeAway Sàrl	Switzerland	HomeAway Sàrl (Ireland) – 100%

HomeAway UK Ltd	United Kingdom	HomeAwy Deutschland GmbH – 100%		X

HomeAway.com, Inc.	DE	HomeAway (Thailand) Limited - .01%	X	X

Hopkins real Estate Investments LLC	ID	-

HotelClub KK	Japan	-

HotelClub Pty Limited	Australia	Flairview Travel Hotel Club, SL – 100%

Hotels (TR) Limited	United Kingdom	-

Hotels.com GP, LLC	TX	EAN.com, LP - .01% Hotels.com, L.P. – 1%	X	X

Hotels.com India Private Limited	India	-

Hotels.com Korea Co., Ltd.	Korea	-

Hotels.com, L.P.	TX	Hotels (TR) Limited – 100% Hotels.com Korea Co., Ltd. – 100%	X	X

Hotelz Y.K.	Japan	-

Hotwire, Inc.	DE	-	X	X

HRN 99 Holdings, LLC	NY	Hotels.com, L.P. – 99%	X	X

IAC/Expedia Global, LLC	DE	-

Interactive Affiliate Network, LLC	DE	EAN.com LP – 99.99%	X

Interactive Domain Name Holdings Corporation	Canada	-

Interbay Holdings BV	Netherlands	Lodging Partner Services (Mauritius) Limited – 100 % Lodging Partner Services Bulgaria EOOD – 100% Lodging Partner Services Iceland ehf. – 100%

La Compagnie Des Voyages SAS	France	-

LEMS I LLC	DE	LEXE Marginco, LLC – 100% LEXEB, LLC – 100% Liberty Protein, Inc. – 100%	X

LEXE Marginco, LLC	DE	-	X

LEXEB, LLC	DE	-	X

Liberty Protein, Inc.	DE	Higher Power Nutrition Common Holdings, LLC - 100% Vitalize, LLC – 28.49%	X

LLC Partner Services Group	Russia	-

Lodging Partner Services (Mauritius) Limited	Mauritius	-

Lodging Partner Services Austria GmbH	Austria	-

Lodging Partner Services Bulgaria EOOD	Bulgaria	-

Lodging Partner Services Ceylon (Private) Limited	Sri Lanka	-

Lodging Partner Services Costa Rica, S.R.L.	Costa Rica	-

Lodging Partner Services Croatia d.o.o.	Croatia	-

Lodging Partner Services Denmark ApS	Denmark	-

Lodging Partner Services Egypt LLC	Egypt	-

Lodging Partner Services Hungary Kft	Hungary	-

Lodging Partner Services Iceland ehf.	Iceland	-

Lodging Partner Services Morocco SARL	Morocco	-

Lodging Partner Services Puerto Rico, LLC	Puerto Rico	-

Lodging Partner Services Romania S.R.L.	Romania	-

Lodging Partner Services Vietnam Company Limited	Vietnam	-

Lodging Partner Travel Sdn. Bhd.	Malaysia	-

Magnolia Peninsula Holdings, LLC	DE	Expedia do Brasil Agencia de Viagens e Turismo Ltda. - .01%

Millennial Travel Pte Ltd	China	-

Mobiata, LLC	MN	-

Myhotelshop GmbH (trivago entity)	Germany	Myhotelshop, S.L.U. – 100%

Myhotelshop, S.L.U. (trivago entity)	Spain	-

Neat Group Corporation	DE	-	X

Numinous LLC	NV	-

O Holdings Inc.	DE	Orbitz, LLC – 1%	X

Orbitz Financial Corp.	DE	-	X

Orbitz for Business, Inc.	DE	-	X

Orbitz India Services Private Limited	India	-

Orbiz Mexico Services, S. de R.L. de C.V.	Mexico	-

Orbitz Travel Insurance Services, LLC	DE	-	X

Orbitz Worldwide (Europe), S.L.U.	Spain	-

Orbitz Worldwide (UK) Limited	United Kingdom

Ebookers Scandinavia AB – 100%

Ebookers.ie Limited – 100%

Ebookers.nl BV – 100%

La Compagnie Des Voyages SAS – 100%

Oy Ebookers Finland Ltd – 100%

Terren Corporation – 100%

ebookers Limited – 100%

ebookers.com Deutschland GmbH – 100%

ebookers.com SARL – 100%

Orbitz Worldwide Finance Company, LLC	DE	-

Orbitz Worldwide, Inc.	DE	Orbitz Worldwide, LLC – 100%	X	X

Orbitz Worldwide, LLC	DE

EXP Global Holdings, Inc. – 100%

OWW Fulfillment Services, Inc. – 100%

Orbitz Financial Corp. – 100%

Orbitz Mexico Services, S. de R.L. de C.V. – 99.6%

Orbitz Worldwide (Europe), S.L.U. – 100%

Orbitz Worldwide Finance Company, LLC – 100%

Orbitz for Business, Inc. – 100%

Orbitz, Inc. – 1005

Trip Network, Inc. – 100%

			X	X

Orbitz, Inc.	DE	O Holdings, Inc. – 100% Orbitz Mexico Services, S. de R.L. de C.V. -.4% Orbitz Travel Insurance Services, LLC – 100% Orbitz, LLC	X	X

Orbitz, LLC	DE	-	X	X

OWW Fulfillment Services, Inc.	TN	Neat Group Corporation – 100%	X

Oy Ebookers Finland Ltd	Finland	-

Pacific Opportunity Fund I, LLC	WA	-

Partner Services Group Travel South Africa Pty Ltd	South Africa	-

Phuket Dot Com Ltd	Thailand	Asia Web Direct Co., Ltd - .0001%

Pillow Global, Inc.	DE	-

PoweredbyGPS KK	Japan	-

Premier Getaways, Inc.	FL	-

PT Lodging Partner Services Indonesia	Indonesia	-

Qualimídia Veiculação e Divulgação Ltda	Brazil	-

Quebec CruiseShipCenters Inc.	Canada	-

Quno Limited (SilverRail entity)	United Kingdom	-

RAV Holdings, Inc.	DE	-

SilverRail Australia Pty Ltd	Australia	-

SilverRail JP UK Limited	United Kingdom	-

SilverRail Linkon AB	Sweden	SilverRail Technologies AB – 100%

SilverRail Linkon UK Ltd	United Kingdom	SilverRail Linkon AB – 100%

SilverRail Technologies AB	Sweden	-

SilverRail Technologies UK Limited	United Kingdom	-

SilverRail Technologies, Inc.	DE	Quno Limited – 100% SilverRail Australia Pty Ltd – 100% SilverRail JP UK Limited – 100% SilverRail Linkon UK Ltd – 100% SilverRail Technologies UK Limited – 100%

Stayz Pty Limited	Australia	-

Stichting trivago Warehousing	Netherlands	-

T-16 Holdings, LLC	DE	IAC/Expedia Global, LLC – 50%

T-18 Holdings, LLC	DE	-

TAV, Inc.	DE	-

Tell Charlie B.V. (trivago entity)	Netherlands	-

Terren Corporation	Canada	-

TGO (Thailand) Limited (trivago entity)	Thailand	-

The Tourism Representative Office of Expedia Lodging Partner Services Sarl in Ho Chi Minh City	Vietnam	-

TPX Holdings LLC	DE	TPX Travel Canada ULC – 100%

TPX Travel Canada ULC	Canada	-

Travel Acquisition Corporation Pty. Ltd.	Australia	HotelClub Pty Limited – 100%

Travel Partner Exchange Hong Kong Limited	Hong Kong	-

Travel Partner Exchange Japan KK	Japan	-

Travel Partner Exchange Korea Co., Ltd.	Korea	-

Travel Partner Exchange New Zealand Limited	New Zealand	-

Travel Partner Exchange S.L.U.	Spain	-

Travel Partner Exchange Singapore PTE LTD	Singapore	-

Travel Partner Exchange Switzerland Sarl	Switzerland	-

Travel Partner Exchange Taiwan Limited	Taiwan	-

Traveldoo SAS	France	-

Traveldoo UK Limited	United Kingdom	-

Travelscape, LLC	NV	Activity Information Center, Inc. – 100% Expedia LX Partner Business, Inc. -100% Expedia Mexico, S de R. L. de C.V. -.01%	X	X

Trip Network, Inc.	DE	-	X

TripNavigator-Egencia Spain S.L.U.	Spain	-

Trivago (Shanghai) Information Consulting Co., Ltd.	China	-

Trivago Hong Kong Limited	Hong Kong	TGO (Thailand) Ltd. – 34% Trivago (Shanghai) Information Consulting Co. Ltd. – 100%

Trivago Hotel Relations GmbH	Germany	Trivago Hotel Relations Spain S.L.U. – 100%

Trivago Hotel Relations Spain S.L.U.	Spain	-

Trivago N.V.	Netherlands	Myhotelshop GmbH – 49% Stichting trivago Warehousing – 100% TGO (Thailand) Limited – 34% Tell Charlie B.V. – 100% Trivago Hong Kong Limited – 100%	X

Trivago Hotel Relations GmbH – 100% Trivago Services B.V. – 100% Trivago Services US LLC – 100% Trivago Spain, S.L. – 100% base7booking.com Sárl – 100%

Trivago Services B.V.	Netherlands	-

Trivago Services US LLC	DE	-

Trivago Spain S.L.	Spain	TGO (Thailand) Ltd – 33%

Tron Newco GmbH	Germany	-

VacationSpot S.L.U.	Spain	-

Venere Net S.r.l.	Italy	Venere UK Limited -100%

Venere UK Limited	United Kingdom	-

Vitalize, LLC	DE	Bodybuilding.com (UK) Ltd – 100% Bodybuilding.com Sociedad De Responsabilidad Limitada – 100% Bodybuilding.com’s Lift Life Foundation, Inc. – 100% Hopkins Real Estate Investments LLC – 100%	X

Vrbo Holdings, Inc.	DE	Apartment Jet, Inc. – 100% BedandBreakfast.com, Inc. – 100% HomeAway Software, Inc. – 100% HomeAway.com, Inc. – 100% Pillow Global, Inc. -100% Qualimídia Veiculação e Divulgação Ltda - .02%	X	X

Vrbo Netherlands Holdings B.V.	Netherlands	Bookabach Limited – 100% HomeAway Australia Holdings Pty Ltd – 100%	X

HomeAway Australia Holdings Pty Ltd – 100%

HomeAway Colombia S.A.S. – 100%

HomeAway Denmark ApS – 100%

HomeAway France Sarl – 100%

HomeAway Italia Srl – 100%

HomeAway K.K. – 100%

HomeAway PTE. Ltd. – 100%

HomeAway Spain S.L. – 100%

HomeAway Sàrl – 100%

HomeAway UK Ltd – 100%

Homeaway Emerging Markets Pte. Ltd. -100%

Qualimídia Veiculação e Divulgação Ltda – 99.98%

Wotif.com Holdings Pty. Ltd.	Australia	Asia Web Direct (HK) Limited – 100% Phuket Dot Com Ltd -.0000125% Wotif.com Pty. Ltd. – 100%

Wotif.com Pty Ltd.	Australia	-

WWTE Travel Limited	Ireland	EXP Chile Limitada – 99.9%

WWTE Travel S.à r.l.	Luxembourg

EXP CH Holding Sarl – 100%

Expedia Argentina S.R.L. -90%

Expedia Greece Travel Support Services EPE – 1.24%

Expedia Lodging Partner Services Dominican Republic, S.R.L. – 1%

Expedia Lodging Partner Services Sàrl – 100%

Expedia Services CZ, s.r.o – 90%

Expedia.com Limited – 100%

ExpediaTurkey Seyahat Destek Hizmetleri Limited Sirketi - .13%

LLC Partner Services Group – 1%

Lodging Partner Services Egypt LLC - .1%

X

Lodging Partner Services Romania S.R.L. - .01% Partner Services Group Travel South Africa Pty Ltd – 16.67%

WWTE, Inc.	NV

Expedia (Thailand) Limited - .005%

Expedia Group International Technology, LLC – 90%

Expedia Group Technology Center Holdings, LLC -100%

Expedia Mexico, S de R. L. de C.V. – 99.99%

Expedia do Brasil Agencia de Viagens e Turismo Ltda. – 99.99%

Magnolia Peninsula Holdings, LLC – 100%

Travel Partner Exchange S.L. – 100%

VacationSpot S.L.U. – 100%

X

Schedule 6.01

Existing Indebtedness

•	6.250% Senior Notes due 2025 in the aggregate principal amount of $2,000,000,000, issued by the Company and guarantees thereof by the Subsidiary Guarantors.

•	7.000% Senior Notes due 2025 in the aggregate principal amount of $750,000,000, issued by the Company and guarantees thereof by the Subsidiary Guarantors.

•	The notes issued by the Company under the Existing Indentures and outstanding on the Restatement Signing Date and guarantees thereof by the Subsidiary Guarantors.

•

Uncommitted working capital facility in the amount of EUR 50,000,000 pursuant to an amendment to the letter agreement, dated as of September 5, 2014, among trivago GmbH, a company organized under the laws of Germany, Expedia Group, Inc., a Delaware corporation, and Bank of America Merrill Lynch International Limited and a continuing guaranty, dated as of September 5, 2014, by Expedia Group, Inc., a Delaware corporation, in favor of Bank of America Merrill Lynch International Limited.

•	Uncommitted letter of credit arrangement entered into between Expedia, Inc., a Washington corporation, and Standard Chartered Bank:

L/C Reference	Issuing Bank	Beneficiary	Local Amount		USD Amount	Expiration Date
777020076721	Standard Chartered Bank	Chubb and Son	165,000.00	USD	165,000.00	6/30/2020
777020076883	Standard Chartered Bank	Hartford Fire Insurance Company	1,250,000.00	USD	1,250,000.00	6/30/2020
777020080299	Standard Chartered Bank	Jokeras Europe SA	327,039.00	CHF	339,434.11	9/30/2020
777020083697	Standard Chartered Bank	N1MP (T. No.2) PTY Limited	2,282,860.31	AUD	1,401,174.00	1/31/2021
777020083713	Standard Chartered Bank	Covivio S.A.	195,500.00	EUR	215,373.94	1/31/2021
777020116439	Standard Chartered Bank	The Income and Sales Tax Department	10,000.00	JOD	14,104.37	3/6/2021
777020117027	Standard Chartered Bank	Asiana Airlines	200,000,000.00	KRW	164,200.00	3/31/2021
777020119463	Standard Chartered Bank	The Ministry Of Labour	800.00	JOD	1,128.35	4/21/2021
777020123341	Standard Chartered Bank	Singapore Airlines Limited	1,000,000.00	SGD	703,651.00	10/2/2020
777020124509	Standard Chartered Bank	Sedgwick Nederland TPA B.V.	1,868,363.00	EUR	2,058,295.18	7/31/2020
777020124698	Standard Chartered Bank	United Engineers Limited	325,561.20	SGD	229,081.46	6/15/2022
777020134570	Standard Chartered Bank	Thompsons Travel Pty Limited	6,000,000.00	ZAR	337,110.00	3/15/2021

777020135061	Standard Chartered Bank	Rail Settlement Plan	1,500,000.00	GBP	1,865,073.00	2/19/2021
777020146923	Standard Chartered Bank	Disney Destinations, LLC	1,600,000.00	USD	1,600,000.00	3/1/2021

•	Uncommitted letter of credit arrangement entered into between Expedia, Inc., a Washington corporation, and Scotiabank:

L/C Reference	Issuing Bank	Beneficiary	Local Amount		USD Amount	Expiration Date
OSB228770GWS	Scotiabank	CA Immo Berlin Lehrter Stadtquartie	77,571.39	EUR	85,562.10	7/31/2020
OSB238990NYA	Scotiabank	EQC Operating Trust	1,231,710.60	USD	1,231,710.60	6/30/2020
OSB241380GWS	Scotiabank	Travel Industry Council of Ontario	5,238,310.00	CAD	3,903,944.82	6/30/2020
OSB242405GWS	Scotiabank	Tribunal Superior de Justicia de las Islas Baleare	300,000.00	EUR	330,903.30	12/11/2021

•	Standalone JPMorgan Chase Bank Arrangements:

L/C Reference	Issuing Bank	Beneficiary	Local Amount		USD Amount	Expiration Date
NUSCGS 001540	JPMorgan Chase	Korean Airline	500,000,000.00	KRW	400,000.00	4/30/2021
TFTS-898880	JPMorgan Chase	Government of India — Dep Of Telecom	10,000,000.00	INR	133,000.00	6/28/2020

•	Standalone BNP Paribas France Arrangements:

L/C Reference	Issuing Bank	Beneficiary	Local Amount		USD Amount	Expiration Date
01328 KSD 179312/ 74	BNP Bank Paribas France	Ville de Marseille	12,666.74	EUR	13,986.00	6/30/2020
151523/05	BNP Bank Paribas France	GLI Rail Europe Benelux	2,500.00	EUR	2,760.00	4/13/2020

•	Standalone Nordea Bank Arrangements:

L/C Reference	Issuing Bank	Beneficiary	Local Amount		USD Amount	Expiration Date
00401020238640	Nordea Bank	Oslo Kemnerkontor	4,000,000.00	NOK	380,228.14	Open Ended
00401020238739	Nordea Bank	Oslo Kemnerkontor	12,000,000.00	NOK	1,140,684.41	Open Ended
00401020239006	Nordea Bank	Kammarkollegiet	400,000.00	SEK	39,843.81	Open Ended
00401020239015	Nordea Bank	Kammarkollegiet	100,000.00	SEK	9,960.95	Open Ended
00401020239042	Nordea Bank	Kammarkollegiet	3,000,000.00	SEK	298,828.59	Open Ended
00401020239051	Nordea Bank	Kammarkollegiet	2,500,000.00	SEK	249,023.83	Open Ended
00401020239060	Nordea Bank	Kammarkollegiet	2,000,000.00	SEK	199,219.06	Open Ended
00401020239088	Nordea Bank	Kammarkollegiet	1,000,000.00	SEK	99,609.53	Open Ended

L/C Reference	Issuing Bank	Beneficiary	Local Amount		USD Amount	Expiration Date
00401020321791	Nordea Bank	Arkaden Eiendom As	161,875.00	NOK	15,387.36	5/28/2022
00401020361694	Nordea Bank	Kammarkollegiet	1,000,000.00	SEK	99,609.53	Open Ended
00401020444613	Nordea Bank	Kammarkollegiet	1,900,000.00	SEK	189,258.11	Open Ended
00401020457181	Nordea Bank	Kammarkollegiet	800,000.00	SEK	79,687.62	Open Ended
00401020499591	Nordea Bank	AS Kaigaten 4	470,000.00	NOK	44,676.81	8/31/2021
00401020499608	Nordea Bank	Trekanten Eiendom Og Drift As	77,031.00	NOK	7,322.34	5/31/2021
00401020499788	Nordea Bank	Utstillingsplassen Eiendom AS	265,000.00	NOK	25,190.11	12/15/2025
00401020522663	Nordea Bank	Jakhellngården DA	254,300.00	NOK	24,173.00	8/30/2021
00401020549332	Nordea Bank	SEABROKERS AS	460,000.00	NOK	43,726.24	12/15/2025
00401020553941	Nordea Bank	Kammarkollegiet	7,900,000.00	SEK	786,915.29	Open Ended
159625-238732	Nordea Bank	Kuluttajavirasto	25,000.00	EUR	27,602.96	6/21/2021
556262-9716	Nordea Bank	LILJEHOLMSSTRAND FASTIGHETS AB	2,590,000.00	SEK	257,988.68	Open Ended
00202-02-5080578	Nordea Bank	Eurail Group GIE	798,000.00	EUR	881,086.45	1/31/2021
• Standalone Royal Bank of Canada Arrangements:
L/C Reference	Issuing Bank	Beneficiary	Local Amount		USD Amount	Expiration Date
P113303V07010	Royal Bank of Canada	Business Practices and Consumer Protection Authority	40,000.00	CAD	28,238.62	12/5/2020

Schedule 6.02

Existing Liens

Lien Type	Jurisdiction	File Date	File Number	Debtor(s)	Secured Party
State Tax Lien	Texas	10/15/2010	2010153424	BEDANDBREAKFAST.COM, INC.	STATE OF TEXAS

UCC-1 Initial	Delaware	4/17/2015	2015 1658706	BODYBUILDING.COM, LLC VITALIZE, LLC	EVERBANK COMMERCIAL FINANCE, INC.

UCC-1 Initial	Idaho	11/04/2015	2015 11656162	BODYBUILDING.COM, LLC	EVERBANK COMMERCIAL FINANCE, INC.

UCC-1 Initial	Idaho	04/14/2016	2016 1173321 9	BODYBUILDING.COM, LLC	EVERBANK COMMERCIAL FINANCE, INC.

UCC-1 Initial	Delaware	10/16/2018	2018 7165687	EXPEDIA GROUP, INC.	CINCO SYSTEMS CAPITAL CORPORATION

UCC-1 Initial	Washington	5/30/2017	2017-150-3302-8	EXPEDIA, INC.	IKON FINANCIAL SVCS

UCC-1 Initial	Washington	11/1/2018	2018-305-5886-4	EXPEDIA, INC.	CINCO SYSTEMS CAPITAL CORPORATION

UCC-1 Initial	Delaware	07/14/2015	20153045571	HOMEAWAY, INC.	DOCUMATION

UCC-1 Initial	Delaware	02/05/2016	20160716090	HOMEAWAY, INC.	DOCUMATION

UCC-1 Initial	Delaware	7/13/2016	2016 4227078	HOMEAWAY.COM, INC.	DOCUMATION

UCC-1 Initial	Texas	11/29/2017	17-0040116464	HOMEAWAY.COM, INC.	PHSI AND/OR ITS ASSIGNS

State Tax Lien	Texas	10/27/2015	2015172345	HOMEAWAY.COM, INC.	STATE OF TEXAS

Schedule 6.07

Existing Restrictions

•

Agreement for the Provision of Merchant Acquisition Services between the Company, Expedia, Inc., a Washington corporation, and Barclays Bank PLC, entered into as of September 19, 2008, as amended by the Amendment to Master Agreement, dated as of September 2, 2011, the Variation Agreement to Master Agreement, dated as of June 9, 2014, and the Variation Agreement to Merchant Services Agreement, dated as of February 21, 2019.

•	Uncommitted letter of credit arrangement entered into between Expedia, Inc., a Washington corporation, and Standard Chartered Bank.

Schedule 6.11

Sample Liquidity Calculation

[See attached]

Schedule 9.12

Participant Confidentiality Restricted List

1.	Google Inc.
2.	Booking Holdings, Inc.
3.	TripAdvisor, Inc.
4.	Trip.com Group Limited
5.	Airbnb, Inc.
6.	MakeMyTrip
7.	eDreams
8.	Amazon.com, Inc.

EXHIBIT A

[FORM OF] ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor (as defined below) and the Assignee (as defined below). Capitalized terms used in this Assignment and Assumption and not otherwise defined herein have the meanings specified in the Amended and Restated Credit Agreement dated as of May 5, 2020, among Expedia Group, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and London Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (a) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such Assignor’s outstanding rights and obligations under the Tranche identified below and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity, relating to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned pursuant to clauses (a) and (b) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Name of Assignor (the “Assignor”):

2.	Name of Assignee (the “Assignee”):

[Assignee is an [Affiliate]/[Approved Fund] of: [Name of Lender]]

3.	Borrowers: Expedia Group, Inc., a Delaware corporation[; and [Name of Borrowing Subsidiary]].

4.	Administrative Agent: JPMorgan Chase Bank, N.A.

5.	Assigned Interest:

Tranche	Aggregate Amount of Commitments/Loans of all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Aggregate Amount of Commitments/ Loans of all Lenders[1]
Tranche 1	$	$		%
Tranche 2	$	$		%

Effective Date:                      [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR].

The Assignee, if not already a Lender, agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal, state and foreign securities laws.

[1]	Set forth, to at least 8 decimals, as a percentage of the Commitments/Loans of all Lenders thereunder.

The terms set forth in this Assignment and Assumption are hereby agreed to:

[NAME OF ASSIGNOR], as Assignor,

by

Name:
Title:

[NAME OF ASSIGNEE], as Assignee,

by

Name:
Title:

[SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION]

Consented to and Accepted:

JPMORGAN CHASE BANK, N.A. as Administrative Agent,

by

Name:
Title:

Consented to:

[ ], as Issuing Bank,

by

Name:
Title:

[SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION]

[EXPEDIA GROUP, INC.,

by

Name:
Title:][2]

[2]	No consent of the Company shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee.

[SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION]

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Company, the Borrowing Subsidiaries, the other Subsidiaries or any other Person obligated in respect of any Loan Document, (iv) any requirements under applicable law for the Assignee to become a lender under the Credit Agreement or to charge interest at the rate set forth therein from time to time or (v) the performance or observance by the Company, the Borrowing Subsidiaries, the other Subsidiaries or any other Person or any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement and under applicable law that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01(a) or 5.01(b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Assignor, any Agent, any Issuing Bank or any other Lender or any of their respective Related Parties and (vi) if it is a Foreign Lender, attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee, and (b) agrees that (i) it will, independently and without reliance on the Assignor, any Agent, any Issuing Bank or any other Lender or any of their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Applicable Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile transmission or other electronic transmission means shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be construed in accordance with and governed by the law of the State of New York.

[4. Deemed Agreement. Assignee hereby acknowledges that this Assignment and Assumption is subject to the satisfaction of the condition set forth in Section 9.04(b)(ii)(E) of the Credit Agreement.]3

[3]

To be included in assignments of Tranche 1 Commitments or Tranche 1 Revolving Loans prior to the date of effectiveness of the definitive documentation for any Qualifying Foreign Facility unless each of the Company and the Administrative Agent have consented that such requirements shall cease to apply in accordance with Section 9.04(b)(ii)(E) of the Credit Agreement.

EXHIBIT B

[FORM OF] BORROWING REQUEST

JPMorgan Chase Bank, N.A.

    as Administrative Agent and London Agent

500 Stanton Christiana Road, Ops 2

3rd Floor Newark, DE 19713

Attention: Demetrius Dixon

Fax No. 1 (302) 634-3301

demetrius.dixon@chase.com

[Date]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of May 5, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Expedia Group, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and London Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

This notice constitutes a Borrowing Request and [the Borrower specified below] [the Company on behalf of the Borrowing Subsidiary specified below] hereby gives you notice, pursuant to Section 2.03 of the Credit Agreement, that it requests a Borrowing under the Credit Agreement, and in connection therewith specifies the following information with respect to such Borrowing:

(A)	Name of Borrower:

(B)	Class of Borrowing:[1]

(C)	Currency and aggregate principal amount of Borrowing:[2]

(D)	Date of Borrowing (which is a Business Day):

(E)	Type of Borrowing:[3]

[1]	Specify a Borrowing of Tranche 1 Revolving Loans or Tranche 2 Revolving Loans.
[2]	Must comply with Section 2.02(c) of the Credit Agreement. If no currency is specified with respect to any requested Borrowing, then the applicable Borrower shall be deemed to have selected US Dollars.
[3]

Specify ABR Borrowing (if denominated in US Dollars) or Eurocurrency Borrowing. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be (a) in the case of a Borrowing denominated in US Dollars, an ABR Borrowing and (b) in the case of a Borrowing denominated in any other currency, a Eurocurrency Borrowing.

(F)	Interest Period and the last day thereof:[4]

(G)	Location and number of the Borrower’s account to which proceeds of the requested Borrowing are to be disbursed: [Name of Bank] (Account No.: )

[Issuing Bank to which proceeds of the requested Borrowing are to be disbursed:                                                                  ]5

[The Borrower specified above] [The Company, on behalf of the Borrowing Subsidiary specified above,] hereby certifies that the conditions specified in Sections 4.02(a), 4.02(b)[,] [and] 4.02(c) [and 4.02(d)]6 of the Credit Agreement have been satisfied.7

[Signature Page Follows]

[4]

Applicable to Eurocurrency Borrowings only. Shall be subject to the definition of “Interest Period” and can be a period of one, two (other than in the case of Borrowings denominated in Euro), three or six months (or, with the consent of each Lender participating in the requested Borrowing, twelve months) thereafter. If an Interest Period is not specified, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration.

[5]	Specify only in the case of an ABR Borrowing requested to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e) of the Credit Agreement.
[6]	Applicable to Tranche 1 Revolving Borrowings only (other than ABR Borrowings made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e) of the Credit Agreement).
[7]	Subject to the last sentence of Section 4.02 of the Credit Agreement.

Very truly yours,

[EXPEDIA GROUP, INC.] [NAME OF BORROWING SUBSIDIARY]

By:
Name:
Title:

[SIGNATURE PAGE TO BORROWING REQUEST]

EXHIBIT C

[FORM OF]

ISSUING BANK AGREEMENT dated as of [        ] (this “Agreement”), among EXPEDIA GROUP, INC., a Delaware corporation (the “Company”), [                ], as issuing bank (in such capacity, the “Issuing Bank”), and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as Administrative Agent under the Amended and Restated Credit Agreement dated as of May 5, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan, as Administrative Agent and London Agent.

This Agreement constitutes an Issuing Bank Agreement under and as defined in the Credit Agreement. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Credit Agreement.

SECTION 1. Letters of Credit. The Issuing Bank hereby agrees to be an “Issuing Bank” under the Credit Agreement and, subject to the terms and conditions hereof and of the Credit Agreement, to issue Letters of Credit under the Credit Agreement. The LC Commitment of the Issuing Bank shall be as set forth on Schedule I hereto.

SECTION 2. Issuance Procedure. In order to request the issuance of a Letter of Credit by the Issuing Bank, the applicable Borrower shall deliver by hand or facsimile transmission (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) a notice (in a form reasonably acceptable to the Issuing Bank and specifying the information required by Section 2.06(b) of the Credit Agreement) to the Issuing Bank, at its address or facsimile number specified on Schedule I hereto (or such other address or facsimile number as the Issuing Bank may specify by notice to the Company), reasonably in advance of the proposed date of issuance of such Letter of Credit. A copy of such notice shall be sent, concurrently, by the applicable Borrower to the Administrative Agent in the manner specified under Section 2.06(b) of the Credit Agreement.

SECTION 3. Issuing Bank Fees, Interest and Payments. The fronting fees and standard fees with respect to the issuance, amendment, transfer or extension of any Letter of Credit or processing of drawings thereunder (“Issuing Bank Fees”) referred to in Section 2.12(b) of the Credit Agreement, which are payable to the Issuing Bank in respect of Letters of Credit issued pursuant to this Agreement, are specified on Schedule I hereto (it being understood that such fees shall be in addition to the Issuing Bank’s customary documentary and processing charges in connection with the issuance, amendment or transfer of any Letter of Credit issued pursuant to this Agreement that are not included in Issuing Bank Fees). Each payment of Issuing Bank Fees payable hereunder shall be made not later than 12:00 noon, New York City time, on the date when due, in immediately available funds, to the account of the Issuing Bank specified on Schedule I hereto (or to such other account of the Issuing Bank as it may specify by notice to the Company).

SECTION 4. Credit Agreement Terms. Notwithstanding any provision hereof that may be construed to the contrary, it is expressly understood and agreed that (a) this Agreement is supplemental to the Credit Agreement and is intended to constitute an Issuing Bank Agreement, as defined therein (and, as such, constitutes an integral part of the Credit Agreement as though the terms of this Agreement were set forth in such Credit Agreement), (b) each Letter of Credit issued pursuant to this Agreement shall constitute a “Letter of Credit”, and each LC Disbursement made under any such Letter of Credit shall constitute an “LC Disbursement”, as defined under, and for all purposes of, the Credit Agreement, (c) the Issuing Bank’s agreement to issue Letters of Credit pursuant to this Agreement, and each and every Letter of Credit requested or issued pursuant to this Agreement, shall in each case be subject to the terms and conditions and entitled to the benefits of the Credit Agreement and (d) the terms and conditions of the Credit Agreement are hereby incorporated herein as though set forth herein in full and shall supersede any contrary provisions hereof.

SECTION 5. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as provided in Section 9.01 of the Credit Agreement.

SECTION 6. Binding Effect; Successors and Assigns. (a) This Agreement shall become effective as to the parties hereto when the Administrative Agent or its counsel shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that (i) the Company may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Issuing Bank (and any attempted assignment or transfer without such consent shall be null and void) and prior notice to the Administrative Agent and (ii) subject to paragraph (c) of this Section, the Issuing Bank may not assign or otherwise transfer its rights or obligations hereunder without the prior written consent of the Company (and any attempted assignment or transfer without such consent shall be null and void) and prior notice to the Administrative Agent.

(c) In the event the Person referred to as the Issuing Bank hereunder shall cease to be a Lender under the Credit Agreement, then the Issuing Bank’s agreement to issue Letters of Credit in respect of the Credit Agreement shall terminate unless the Issuing Bank, the Company and the Administrative Agent shall otherwise agree.

SECTION 7. Waivers; Amendments. (a) No failure or delay by any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other further exercise thereof or the exercise of any other right or power.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement in writing entered into by the parties hereto.

SECTION 8. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) The provisions of Section 9.09(b), 9.09(c), 9.09(d) and 9.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

SECTION 9. Survival. All covenants, agreements, representations and warranties made by the Loan Parties herein, in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Issuing Bank and shall survive the execution and delivery hereof, the issuance by the Issuing Bank of the Letters of Credit and, notwithstanding any investigation made by the Issuing Bank or on its behalf and notwithstanding that the Issuing Bank or any of its Affiliates or Related Parties may have had notice or knowledge of any Default or incorrect representation or warranty at the time this Agreement is executed and delivered or any credit is extended hereunder, shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement or any of the other Loan Documents is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or been terminated.

SECTION 10. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provision with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

SECTION 11. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 12. Interpretation. To the extent that the terms and conditions of this Agreement conflict with the terms and conditions of the Credit Agreement, the terms and conditions of the Credit Agreement shall control.

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

EXPEDIA GROUP, INC.,

by

Name:
Title:

[ ], as Issuing Bank,

by

Name:
Title:

Accepted:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by

Name:
Title:

[SIGNATURE PAGE TO ISSUING BANK AGREEMENT]

Schedule I to the

Issuing Bank Agreement

Issuing Bank:	[ ]

Issuing Bank’s LC Commitment:	$[ ]

Issuing Bank’s Address and Facsimile Number for Notices:	[ ] [ ] [ ] Fax: [ ]

Issuing Bank’s Account for Payment of Issuing Bank Fees:	[ ]

Issuing Bank’s Fronting Fees:	[ ] per annum, accruing as set forth in Section 2.12(b) of the Credit Agreement

In addition, the following fees shall be payable under the terms of Section 2.12(b) of the Credit Agreement.

Opening Fee	$[ ]

Amendment Fee	$[ ]

Drawing Fee	$[ ]

Other fees specific to the Issuing Bank	$[ ]

EXHIBIT D

[FORM OF] INTEREST ELECTION REQUEST

JPMorgan Chase Bank, N.A.

as Administrative Agent and London Agent

500 Stanton Christiana Road, Ops 2

3rd Floor Newark, DE 19713

Attention: Demetrius Dixon

Fax No. 1 (302) 634-3301

demetrius.dixon@chase.com

[Date]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of May 5, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Expedia Group, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and London Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

This notice constitutes an Interest Election Request and [the Borrower specified below] [the Company on behalf of the Borrowing Subsidiary specified below] hereby gives you notice, pursuant to Section 2.08 of the Credit Agreement, that it requests the conversion or continuation of a Borrowing under the Credit Agreement, and in that connection specifies the following information with respect to such Borrowing and each resulting Borrowing:

1. Borrowing to which this request applies:
Principal Amount:
Class:[1]
Type:
Interest Period[2]:
2. Effective date of this election[3]:
3. Resulting Borrowing[s][4]
Principal Amount[5]:
Type:[6]
Interest Period:[7]

[1]	Specify a Borrowing of Tranche 1 Revolving Loans or Tranche 2 Revolving Loans.
[2]	In the case of a Eurocurrency Borrowing, specify the last day of the current Interest Period therefor.
[3]	Must be a Business Day.
[4]

If different options are being elected with respect to different portions of the Borrowing, provide the information required by this item 3 for each resulting Borrowing. Each resulting Borrowing shall be in an aggregate amount that is an integral multiple of, and not less than, the amount specified for a Borrowing of such Class and Type in Section 2.02(c) of the Credit Agreement.

[5]	Indicate the principal amount of the resulting Borrowing and the percentage of the Borrowing in item 1 above.
[6]	Must comply with Section 2.02 of the Credit Agreement.
[7]

Applicable only if the resulting Borrowing is to be a Eurocurrency Borrowing. Shall be subject to the definition of “Interest Period” and can be a period of one, two (other than in the case of Borrowings denominated in Euro), three or six months (or, with the consent of each Lender participating in the requested Borrowing, twelve months) thereafter. If an Interest Period is not specified, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration.

Very truly yours,

[EXPEDIA GROUP, INC.] [NAME OF BORROWING SUBSIDIARY]
by

Name:
Title:

EXHIBIT E

[FORM OF]

BORROWING SUBSIDIARY AGREEMENT dated as of [                ] (this “Agreement”), among EXPEDIA GROUP, INC., a Delaware corporation (the “Company”), [                ], a [                ] (the “New Borrowing Subsidiary”), and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”).

Reference is made to the Amended and Restated Credit Agreement dated as of May 5, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and London Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Under the Credit Agreement, the Lenders and Issuing Banks have agreed, upon the terms and subject to the conditions therein set forth, to make Loans and to issue Letters of Credit to the Company and the Borrowing Subsidiaries. The Company and the New Borrowing Subsidiary desire that the New Borrowing Subsidiary become a Borrowing Subsidiary under the Credit Agreement pursuant to Section 2.04 thereof. The Company and the New Borrowing Subsidiary represent that the New Borrowing Subsidiary is a Wholly Owned Subsidiary of the Company organized under the laws of [                ]. The Company represents and warrants that the representations and warranties of the Borrowers in the Credit Agreement are true and correct in all material respects on and as of the date hereof after giving effect to this Agreement (except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall have been true and correct in all material respects on and as of such prior date). The Company agrees that the Guarantees of the Company and the Subsidiary Loan Parties contained in the Guarantee Agreement, and the security interests granted by the Company and the Subsidiary Loan Parties under the Collateral Agreement, will apply to the Loan Document Obligations of the New Borrowing Subsidiary. [The New Borrowing Subsidiary represents and warrants that the information set forth in the certification regarding beneficial ownership, as required by 31 C.F.R. § 1010.230 (the “Beneficial Ownership Certification”) and delivered to the Administrative Agent on or before the date hereof, is true and correct in all material respects (it being understood and agreed that the Beneficial Ownership Certification shall not include beneficial ownership information above the level of the Company).]18 Upon execution of this Agreement by each of the Company, the New Borrowing Subsidiary and the Administrative Agent, the New Borrowing Subsidiary shall be a party to the

[18]	To be inserted if the New Borrowing Subsidiary qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 and such regulation is otherwise applicable.

Credit Agreement and shall constitute a “Borrowing Subsidiary” for all purposes thereof, and the New Borrowing Subsidiary hereby agrees to be bound by all provisions of the Credit Agreement.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above.

EXPEDIA GROUP, INC.,

By

Name:
Title:

[NAME OF NEW BORROWING SUBSIDIARY],

By

Name:
Title:

JPMORGAN CHASE BANK, N.A. , AS ADMINISTRATIVE AGENT,

By

Name:
Title:

[SIGNATURE PAGE TO BORROWING SUBSIDIARY AGREEMENT]

EXHIBIT F

[FORM OF]

BORROWING SUBSIDIARY TERMINATION

JPMorgan Chase Bank, N.A.,

as Administrative Agent

for the Lenders referred to below

c/o JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, 24th Floor

New York, NY 10179

[Date]

Ladies and Gentlemen:

The undersigned, Expedia Group, Inc. (the “Company”), refers to the Amended and Restated Credit Agreement dated as of May 5, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and London Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

The Company hereby terminates the status of [                ] (the “Terminated Borrowing Subsidiary”) as a Borrowing Subsidiary under the Credit Agreement. The Company represents and warrants that no Loans made to, or Letters of Credit issued for the account of, the Terminated Borrowing Subsidiary are outstanding as of the date hereof and that all amounts payable by the Terminated Borrowing Subsidiary in respect of interest and/or fees or in respect of Loans and Letters of Credit (and, to the extent notified by the Administrative Agent, any Issuing Bank or any Lender, any other amounts payable under the Credit Agreement) pursuant to the Credit Agreement have been paid in full on or prior to the date hereof.

Very truly yours,

EXPEDIA GROUP, INC.,

by

Name:
Title:

EXHIBIT G-1

[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of May 5, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Expedia Group, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and London Agent.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) it is not a 10-percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code, and (v) the interest payments on the Loan(s) are not effectively connected with the undersigned’s conduct of a U.S. trade or business or are effectively connected but are not includible in the undersigned’s gross income for U.S. federal income tax purposes under an income tax treaty.

The undersigned has furnished the Administrative Agent and the Company with a certificate of its non-U.S. person status on Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By

Name:
Title:

Date: , 20[ ]

EXHIBIT G-2

[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of May 5, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Expedia Group, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and London Agent.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) it is not a 10-percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code, and (v) the interest payments with respect to such participation are not effectively connected with the undersigned’s conduct of a U.S. trade or business or are effectively connected but are not includible in the undersigned’s gross income for U.S. federal income tax purposes under an income tax treaty.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. person status on Internal Revenue Service Form W-8BEN OR W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:

Name:
Title:

Date: , 20[ ]

EXHIBIT G-3

[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of May 5, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Expedia Group, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and London Agent.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iv) none of its direct or indirect partners/members is a 10-percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments with respect to such participation are not effectively connected with the undersigned’s or its direct or indirect partners/members’ conduct of a U.S. trade or business or are effectively connected but are not includible in the partners/members’ gross income for U.S. federal income tax purposes under an income tax treaty.

The undersigned has furnished its participating Lender with Internal Revenue Service Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an Internal Revenue Service Form W-8BEN OR W-8BEN-E, as applicable, or (ii) an Internal Revenue Service Form W-8IMY accompanied by an Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:

Name:
Title:

Date: , 20[ ]

EXHIBIT G-4

[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of May 5, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Expedia Group, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and London Agent.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any promissory note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iv) none of its direct or indirect partners/members is a 10-percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments on the Loan(s) are not effectively connected with the undersigned’s or its direct or indirect partners/members’ conduct of a U.S. trade or business or are effectively connected but are not includible in the partners/members’ gross income for U.S. federal income tax purposes under an income tax treaty.

The undersigned has furnished the Administrative Agent and the Company with Internal Revenue Service Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an Internal Revenue Service Form W-8BEN OR W-8BEN-E, as applicable, or (ii) an Internal Revenue Service Form W-8IMY accompanied by an Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:

Name:
Title:

Date: , 20[ ]

EXHIBIT H

[FORM OF] SUPPLEMENTAL PERFECTION CERTIFICATE

[    ], 20[    ]

Reference is made to the Amended and Restated Credit Agreement dated as of May 5, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Expedia Group, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and London Agent. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement or the Collateral Agreement referred to therein, as applicable. For purposes hereof, “Grantor” means the Company and each Subsidiary Loan Party (which term, for purposes of this Supplemental Perfection Certificate, does not include OWW Fulfillment Services, Inc.).

This Supplemental Perfection Certificate is delivered pursuant to Section 5.01(d) of the Credit Agreement (this Supplemental Perfection Certificate and each other Supplemental Perfection Certificate heretofore delivered pursuant to Section 5.01(d) of the Credit Agreement being referred to as a “Supplemental Perfection Certificate”), and supplements the information set forth in the Perfection Certificate delivered on the Restatement Effective Date (as supplemented from time to time by the Supplemental Perfection Certificates delivered after the Restatement Effective Date and prior to the date hereof, the “Prior Perfection Certificate”).

The undersigned, an Authorized Officer of the Company, hereby certifies to the Administrative Agent, not individually, but solely on behalf of the Company, as follows:

1.    Legal Names. Except as set forth on Schedule 1, Schedule 1(a) of the Prior Perfection Certificate sets forth, with respect to each Grantor, the exact legal name of such Grantor, as such name appears in its certificate of organization, incorporation or formation, as applicable.

2.    Jurisdictions and Locations. Except as set forth on Schedule 2, Schedule 2 of the Prior Perfection Certificate sets forth, opposite the name of each Grantor, (a) the jurisdiction of incorporation, organization or formation, as applicable, of such Person, (b) the address of the chief executive office of such Person, (c) the organizational identification number of such Grantor by the jurisdiction of incorporation, organization or formation, as applicable, of such Grantor and (d) the Federal employer identification number of such Grantor.

3.    Equity Interests. Except as set forth on Schedule 3, Schedule 3 of the Prior Perfection Certificate sets forth a true and complete list, for each Grantor, of all the stock, partnership interests, limited liability company membership interests or other Equity Interests directly owned by such Grantor, specifying the issuer (including the jurisdiction of organization thereof) and certificate number (if any) of, and the number and percentage of ownership represented by, such Equity Interests.

4.    Debt Instruments. Except as set forth on Schedule 4, Schedule 4 of the Prior Perfection Certificate sets forth a true and complete list, for each Grantor, of all promissory notes and other evidence of Indebtedness evidencing Indebtedness of any Person in a principal amount of US$5,000,000 or more held by such Grantor, in each case specifying the debtor thereunder and the type and outstanding principal amount thereof.

5.    Intellectual Property. (a) Except as set forth on Schedule 5(a), Schedule 5(a) of the Prior Perfection Certificate sets forth a true and complete list, with respect to each Grantor, of each issued Patent and each Patent application issued or applied for in the United States owned by such Grantor, in each case, specifying the name of the registered owner, title, registration or application number and the issuance date or application date thereof.

(b) Except as set forth on Schedule 5(b), Schedule 5(b) of the Prior Perfection Certificate sets forth a true and complete list, with respect to each Grantor, of each registered Trademark and each Trademark application registered or applied for in the United States owned by such Grantor, in each case, specifying the name of the registered owner and the registration or application number and the registration date or application date thereof.

(c) Except as set forth on Schedule 5(c), Schedule 5(c) of the Prior Perfection Certificate sets forth a true and complete list, with respect to each Grantor, of (i) each registered Copyright and each Copyright application registered or applied for in the United States owned by such Grantor and (ii) each United States material, exclusive Copyright License (where a Grantor is a licensee), whether or not registered, in each case, specifying the name of the registered owner, the title and the registration number thereof and, if applicable, the licensee and licensor thereunder.

6.    Commercial Tort Claims. Except as set forth on Schedule 6, Schedule 6 of the Prior Perfection Certificate sets forth a true and complete list of commercial tort claims with an individual value reasonably estimated to exceed US$5,000,000 held by any Grantor, including a brief description thereof.

7.    Real Property. Except as set forth on Schedule 7, Schedule 7 of the Prior Perfection Certificate sets forth a true and complete list, with respect to each Grantor, of (i) all real property owned in fee by such Grantor (other than the New Headquarters) with an appraised value or a book value that is in excess of US$5,000,000, (ii) the exact legal name of the record owner of such real property, (iii) the appraised value of such property, to the extent an appraisal exists with respect to such real property or, in the absence of any such appraisal, the book value of such real property, and (iv) the county recorder’s office in which a Mortgage with respect to such real property must be filed or recorded in order for the Administrative Agent to obtain a perfected security interest therein.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate as of the date first set forth above.

EXPEDIA GROUP, INC.,

By:
Name:
Title:

[SIGNATURE PAGE TO SUPPLEMENTAL PERFECTION CERTIFICATE]

SCHEDULE 1

Legal Names

Exact Legal Name

SCHEDULE 2

Jurisdictions and Locations

Grantor	Jurisdiction of Organization	Chief Executive Office	Organizational Identification Number	Federal Employer Identification Number

SCHEDULE 3

Equity Interests

Grantor	Issuer	Jurisdiction of Organization of Issuer	Certificate No. (if uncertificated, please indicate so)	Number of Shares/Units Owned	Total Shares/Units Outstanding	Percentage of Ownership

SCHEDULE 4

Debt Instruments

Grantor (Creditor)	Debtor	Type of Instrument	Outstanding Principal Amount

SCHEDULE 5(a)

Intellectual Property

Issued Patents/Patent Applications

Registered Owner	Title of Patent	Country	Registration/Application Number	Registration/Application Date

SCHEDULE 5(b)

Intellectual Property

Registered Trademarks/Trademark Applications

Registered Owner	Mark	Country	Registration/Application Number	Registration/Application Date

SCHEDULE 5(c)

Intellectual Property

Registered Copyrights/Copyright Applications

Registered Owner	Title	Country	Registration/Application Number	Registration/Application Date

Exclusive U.S. Copyright Licenses

Licensee	Licensor	Title	Registration	Registration Date

SCHEDULE 6

Commercial Tort Claims

SCHEDULE 7

Real Property

Registered Owner	Address	Appraised Value or Book Value	County Recorder’s Office

EXHIBIT J

[FORM OF] GLOBAL INTERCOMPANY SUBORDINATION AGREEMENT dated as of [            ], 20[    ] (this “Agreement”), among EXPEDIA GROUP, INC., a Delaware corporation (the “Company”), the SUBSIDIARIES of the Company party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

Reference is made to the Amended and Restated Credit Agreement dated as of May 5, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Borrowing Subsidiaries from time to time party thereto, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and London Agent.

From time to time Subsidiaries of the Company that are not Loan Parties have made, and will make, loans, advances and other extensions of credit (including intercompany payables) to one or more of the Company and its Subsidiaries that are Loan Parties (any of the foregoing being referred to herein as “Covered Intercompany Liabilities”; any Person that is an obligor thereon, solely in its capacity as such, is referred to herein as the “Covered Intercompany Debtor”, and any Person that is an obligee thereunder, solely in its capacity as such, is referred to herein as the “Covered Intercompany Lender”).

The Lenders and the Issuing Banks have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. In accordance with the Credit Agreement, each Covered Intercompany Lender party hereto desires to enter into this Agreement in order to subordinate, on the terms set forth herein, its rights, as a Covered Intercompany Lender, to payment under any Covered Intercompany Liabilities to the prior payment in full of the Secured Obligations. The Company, the Borrowing Subsidiaries and the other Subsidiaries party hereto are Affiliates of the Borrowers (or are the Borrowers), will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit and as consideration for extensions of credit previously made continuing to be outstanding. Accordingly, the parties hereto agree as follows:

1. Definitions.    Capitalized terms used but not defined herein (including the preliminary statements hereto) shall have the meanings assigned to them in the Credit Agreement. For purposes of this Agreement, the Lenders, the Issuing Banks and other Secured Parties are sometimes referred to as “Senior Lenders”.

2. Subordination.    Each Covered Intercompany Lender hereby agrees that all its right, title and interest in, to and under any Covered Intercompany Liabilities owed by any Covered Intercompany Debtor shall be subordinate, and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Secured Obligations of such Covered Intercompany Debtor until the payment in full in cash of all Secured Obligations of such Covered Intercompany Debtor (other than Designated Cash Management Obligations, Designated Swap Obligations and contingent obligations for indemnification, expense reimbursement, tax gross-up, yield protection or otherwise, in each case as to which no claim has been made) (the date on which such payment occurs, the “Payoff Date”); provided that each Covered Intercompany

Debtor may make payments to the applicable Covered Intercompany Lender unless and until an Event of Default shall have occurred and be continuing and, to the extent required by clause (b) below, the Company shall have received the written notice referred to in clause (b) below (such Secured Obligations, including interest thereon accruing after the commencement of any proceedings referred to in clause (a) below, whether or not such interest is an allowed claim in such proceeding, being hereinafter collectively referred to as “Senior Indebtedness”).

(a)    In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization, moratorium or other similar proceedings in connection therewith, relating to any Covered Intercompany Debtor or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of such Covered Intercompany Debtor that would result in an Event of Default, whether or not involving insolvency or bankruptcy, then, if an Event of Default has occurred and is continuing, (i) until the Payoff Date shall have occurred, no Covered Intercompany Lender shall be entitled to receive (whether directly or indirectly), or make any demand for, any payment from such Covered Intercompany Debtor on account of any Covered Intercompany Liabilities owed by such Covered Intercompany Debtor to such Covered Intercompany Lender and (ii) until the Payoff Date shall have occurred, any such payment or distribution to which such Covered Intercompany Lender would otherwise be entitled, whether in cash, property or securities (other than a payment of debt securities of such Covered Intercompany Debtor that are subordinated and junior in right of payment to the Senior Indebtedness to at least the same extent as the Covered Intercompany Liabilities described in this Agreement is subordinated and junior in right of payment to the Senior Indebtedness then outstanding (such securities being hereinafter referred to as “Restructured Debt Securities”)) shall instead be made to the holders of Senior Indebtedness.

(b)    If (i) any Event of Default has occurred and is continuing and (ii) other than in the case of any Event of Default under clause (h) or (i) of Section 7.01 of the Credit Agreement, the Administrative Agent shall have provided written notice to the Company (on behalf of itself and the Subsidiaries) requesting the Covered Intercompany Debtors (or any of them) not to make any such payment or distribution to any Covered Intercompany Lender (or any of them) or requesting the Covered Intercompany Lenders (or any of them) not to make any such forgiveness or other reduction, then until the earliest to occur of (x) the Payoff Date, (y) the date on which such Event of Default shall have been cured or waived and (z) the date on which the Administrative Agent shall have rescinded such notice, no payment or distribution of any kind or character, whether in cash, securities or other property (other than Restructured Debt Securities), shall be made by or on behalf of any Covered Intercompany Debtor, or any other Person on its behalf, with respect to any Covered Intercompany Liabilities. Any notice given by the Administrative Agent to the Company pursuant to this paragraph (I) may be given with respect to one or more of the Covered Intercompany Debtors or Covered Intercompany Lenders at the same or different times and (II) may suspend the rights and powers of the Covered Intercompany Debtors above in part without suspending all such rights or powers (as specified by the Administrative Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent’s right to give additional notices from time to time suspending other such rights and powers so long as an Event of Default has occurred and is continuing.

(c)    If any payment or distribution of any character, whether in cash, securities or other property (other than Restructured Debt Securities), and whether directly, by purchase, redemption, exercise of any right of setoff or otherwise, with respect to any Covered Intercompany Liabilities shall (despite these subordination provisions) be received by any Covered Intercompany Lender in violation of paragraph (a) or (b) above prior to the occurrence of the Payoff Date, such payment or distribution shall be held by such Covered Intercompany Lender in trust (segregated from other property of such Covered Intercompany Lender) for the benefit of the Administrative Agent, and shall be paid over or delivered to the Administrative Agent promptly upon receipt to the extent necessary to cause the Payoff Date to occur.

(d)    Each Covered Intercompany Lender agrees to file all claims against each relevant Covered Intercompany Debtor in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any Covered Intercompany Liabilities, and the Administrative Agent shall be entitled to all of such Covered Intercompany Lender’s rights thereunder. If for any reason any Covered Intercompany Lender fails to file such claim at least 30 days prior to the last date on which such claim should be filed, such Covered Intercompany Lender hereby irrevocably appoints the Administrative Agent as its true and lawful attorney-in-fact and the Administrative Agent is hereby authorized to act as attorney-in-fact in such Covered Intercompany Lender’s name to file such claim or in the Administrative Agent’s discretion, to assign such claim to and cause proof of claim to be filed in the name of the Administrative Agent or its nominee. In all such cases, whether in administration, bankruptcy or otherwise, the Person or Persons authorized to pay such claim shall pay to the Administrative Agent the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose, each Covered Intercompany Lender hereby assigns to the Administrative Agent all of such Covered Intercompany Lender’s rights to any payments or distributions to which such Covered Intercompany Lender otherwise would be entitled. If the amount so paid is greater than such Covered Intercompany Lender’s liability hereunder, the Administrative Agent shall pay the excess amount to the party entitled thereto.

Each Covered Intercompany Lender and each Covered Intercompany Debtor hereby agrees that the subordination provisions set forth in this Agreement are for the benefit of the Administrative Agent and the other holders of Senior Indebtedness. The Administrative Agent may, on behalf of itself and such other holders of Senior Indebtedness, proceed to enforce these subordination provisions set forth herein.

3. Waivers and Consents.    (a) Each Covered Intercompany Lender waives the right to compel that any property or asset of any Covered Intercompany Debtor or any property or asset of any guarantor of the Secured Obligations or any other Person be applied in any particular order to discharge the Secured Obligations. Each Covered Intercompany Lender expressly waives the right to require the Administrative Agent or any other Senior Lender to proceed against any Covered Intercompany Debtor, any guarantor of any Secured Obligations or any other Person, or to pursue any other remedy in its or their power that such Covered Intercompany Lender cannot pursue and that would lighten such Covered Intercompany Lender’s burden, notwithstanding that the failure of the Administrative Agent or any other Senior Lender to do so may thereby prejudice such Covered Intercompany Lender. Each Covered Intercompany Lender agrees that it shall not be discharged, exonerated or have its obligations hereunder reduced by the Administrative Agent’s or any other Senior Lender’s delay in proceeding against or enforcing any remedy against any Covered Intercompany Debtor, any guarantor of any Secured Obligations or any other Person; by the Administrative Agent or any other Senior Lender releasing any Covered Intercompany Debtor, any guarantor of any Secured Obligations or any other Person from all or any part of the Secured Obligations; or by the discharge of any Covered Intercompany Debtor, any guarantor of any Secured Obligations or any other Person by an operation of law or otherwise, with or without the intervention or omission of the Administrative Agent or any other Senior Lender.

(b)    Each Covered Intercompany Lender waives all rights and defenses arising out of an election of remedies by the Administrative Agent or any other Senior Lender, even though that election of remedies, including any nonjudicial foreclosure with respect to any property or asset securing any Secured Obligations, has impaired the value of such Covered Intercompany Lender’s rights of subrogation, reimbursement, or contribution against any Covered Intercompany Debtor, any guarantor of the Secured Obligations or any other Person. Each Covered Intercompany Lender expressly waives any rights or defenses it may have by reason of protection afforded to any Covered Intercompany Debtor, any guarantor of the Secured Obligations or any other Person with respect to the Secured Obligations pursuant to any anti-deficiency laws or other laws of similar import that limit or discharge the principal debtor’s indebtedness upon judicial or nonjudicial foreclosure of property or assets securing any Secured Obligations.

(c)    Each Covered Intercompany Lender agrees that, without the necessity of any reservation of rights against it, and without notice to or further assent by it, any demand for payment of any Secured Obligations made by the Administrative Agent or any other Senior Lender may be rescinded in whole or in part by such Person, and any Secured Obligation may be continued, and the Secured Obligations or the liability of any Covered Intercompany Debtor, any guarantor thereof or any other Person obligated thereunder, or any right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or the other Senior Lenders, in each case without notice to or further assent by such Covered Intercompany Lender, which will remain bound hereunder, and without impairing, abridging, releasing or affecting the subordination provided for herein.

(d)    Each Covered Intercompany Lender waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations, and any and all notice of or proof of reliance by the Senior Lenders upon this Agreement. The Secured Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred, and the consent to create the obligations of any Covered Intercompany Debtor in respect of the Covered Intercompany Liabilities shall be deemed conclusively to have been given, in reliance upon this Agreement. Each Covered Intercompany Lender waives any protest, demand for payment and notice of default (except as expressly provided in Section 2(b)).

4. Secured Obligations Unconditional.    All rights and interests of the Administrative Agent and the other Senior Lenders hereunder, and all agreements and obligations of each Covered Intercompany Lender and each Covered Intercompany Debtor hereunder, shall remain in full force and effect irrespective of:

(a)    any lack of validity or enforceability of the Credit Agreement or any other Loan Document;

(b)    any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any amendment or waiver or other modification, whether by course of conduct or otherwise, of, or consent to departure from, the Credit Agreement or any other Loan Document;

(c)    any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of or consent to departure from, any guarantee of any Secured Obligations; or

(d)    any other circumstances that might otherwise constitute a defense available to, or a discharge of, any Covered Intercompany Debtor in respect of the Secured Obligations or of such Covered Intercompany Lender or such Covered Intercompany Debtor in respect of the subordination provisions set forth herein.

5. Notices.    All notices and other communications hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary shall be given to it in care of the Company as provided in Section 9.01 of the Credit Agreement.

6. Waivers; Amendment.    (a) No failure or delay by the Administrative Agent or any other Senior Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the other Senior Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Covered Intercompany Debtor or Covered Intercompany Lender herefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, the execution and delivery of this Agreement or any other Loan Document, the making of a Loan or issuance, amendment or extension of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any other Senior Lender or any Affiliate of any of the foregoing may have had notice or knowledge of such Default at the time. Notwithstanding anything herein to the contrary, no sale, assignment, novation, transfer or delegation by any Lender of any of its rights or obligations under the Credit Agreement or any other Loan Document in accordance with the terms thereof shall, or shall be deemed, to extinguish any of the rights, benefits or privileges afforded by the Covered Intercompany Debtors or the Covered Intercompany Lenders hereunder in relation to such of its rights or obligations, and all such rights, benefits and privileges shall continue to accrue, to the full extent thereof, for the benefit of the assignee, transferee or delegee of such Lender in connection with each such sale, assignment, novation, transfer and delegation. No notice or demand on any Covered Intercompany Debtor or Covered Intercompany Lender in any case shall entitle any Covered Intercompany Debtor or Covered Intercompany Lender to any other or further notice or demand in similar or other circumstances.

(b)    Except as provided in Section 17, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Company or a Subsidiary with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

(c)    This Agreement shall be construed as a separate agreement with respect to the Company and each Subsidiary party hereto and may be amended, modified, supplemented, waived or released with respect to the Company or any Subsidiary party hereto without the approval of any other Subsidiary party hereto or the Company, as the case may be, and without affecting the obligations of any other Subsidiary party hereto or the Company, as the case may be, hereunder.

7. Successors and Assigns.    (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party, and all covenants, promises and agreements by or on behalf of each Covered Intercompany Lender, each Covered Intercompany Debtor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

(b)    The Administrative Agent shall have a full and unfettered right to assign or otherwise transfer the benefit of this Agreement to any Person that becomes a successor Administrative Agent in accordance with the terms of the Credit Agreement, all without impairing, abridging, releasing or affecting the subordination provided for herein.

(c)    No Covered Intercompany Lender or Covered Intercompany Debtor may assign or otherwise transfer any of its rights or obligations hereunder or any interest herein. Any purported assignment or transfer in violation of this paragraph shall be deemed null and void ab initio.

8. Survival of Agreement.    All covenants, agreements, representations and warranties made by the Covered Intercompany Lenders and the Covered Intercompany Debtors in this Agreement shall be considered to have been relied upon by the Administrative Agent and the other Senior Lenders and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such party or on its behalf and notwithstanding that either the Administrative Agent or any other Senior Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Loan Document is executed and delivered or any credit is extended thereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan, any fee, any LC disbursement or any other amount payable under the Credit Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

9. Counterparts; Effectiveness; Several Agreement.    (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission (including DocuSign) shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective as to any Covered Intercompany Lender or Covered Intercompany Debtor when a counterpart hereof executed on behalf of such Covered Intercompany Lender or Covered Intercompany Debtor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent and thereafter shall be binding upon such Covered Intercompany Lender, such Covered Intercompany Debtor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Covered Intercompany Lender, such Covered Intercompany Debtor and the Administrative Agent and the other Secured Parties and their respective successors and assigns.

(b) The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, electronic deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. Without limiting the generality of the foregoing, the parties hereto hereby (i) agree that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the other Senior Lenders and the Loan Parties, electronic images of this Agreement (including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waive any argument, defense or right to contest the validity or enforceability of this Agreement based solely on the lack of paper original copies of this Agreement, including with respect to any signature pages thereto.

10. Severability.    Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provision with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

11. Further Assurances.    Each Covered Intercompany Debtor and Covered Intercompany Lender shall execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order to fully effectuate the purposes of this Agreement.

12. Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent.    (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each Covered Intercompany Debtor and Covered Intercompany Lender hereby irrevocably and unconditionally agrees that all claims arising out of or relating to this Agreement or any other Loan Document brought by it or any of its Affiliates shall be brought, and shall be heard and determined, exclusively in such United States District Court or, if that court does not have subject matter jurisdiction, such Supreme Court. Each of the parties hereto agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any other Senior Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any other party hereto or its property in the courts of any jurisdiction.

(c) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(e) Each Foreign Subsidiary party hereto hereby irrevocably designates, appoints and empowers the Company, as its authorized designee, appointee and agent (the “Authorized Agent”) to receive, accept and forward for and on its behalf, and in service of any and all legal process, summons, notices and documents that may be served in any action or proceeding arising out of or relating to this Agreement or any other Loan Document. Such service may be made by mailing a copy of such process to any such Foreign Subsidiary in the care of the Authorized Agent at its address set forth above. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon any such Foreign Subsidiary.

(f) In the event any Foreign Subsidiary party hereto or any of its assets has or hereafter acquires, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement or any other Loan Document, any immunity from jurisdiction, legal proceedings, attachment (whether before or after judgment), execution, judgment or setoff, such Foreign Subsidiary party hereto hereby irrevocably agrees not to claim and hereby irrevocably and unconditionally waives such immunity.

13. WAIVER OF JURY TRIAL.    EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

14. Headings.    Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement.

15. Provisions Define Relative Rights.    The subordination provisions set forth herein are intended solely for the purpose of defining the relative rights of the Covered Intercompany Lenders and the Covered Intercompany Debtors, on the one hand, and the Administrative Agent and the other Senior Lenders, on the other, and no other Person shall have any right, benefit or other interest under these subordination provisions.

16. Additional Subsidiaries.    The Company shall cause each Subsidiary that shall become party to any Covered Intercompany Liabilities and that is not a party hereto to become a party to this Agreement by executing a supplement to this Agreement in form and substance reasonably satisfactory to the Administrative Agent (each such subsidiary, an “Additional Subsidiary”). Upon delivery of such supplement to the Administrative Agent, (a) each Additional Subsidiary shall be as fully a party hereto as if such Additional Subsidiary were an original signatory hereof, (b) such Additional Subsidiary shall be deemed to have agreed to all the terms and provisions of this Agreement applicable to it as a Subsidiary, (c) such Additional Subsidiary shall be deemed to have represented and warranted that the representations made by it as a Subsidiary under this Agreement are true and correct at such time and (d) each reference to, as applicable, a “Covered Intercompany Debtor” or “Covered Intercompany Lender” in this Agreement shall be deemed to include such Additional Subsidiary.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

EXPEDIA GROUP, INC.,

By
Name:
Title:

[COVERED INTERCOMPANY LENDERS],

By
Name:
Title:

[COVERED INTERCOMPANY DEBTORS],

By
Name:
Title:

[SIGNATURE PAGE TO GLOBAL INTERCOMPANY SUBORDINATION AGREEMENT]

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By
Name:
Title:

[SIGNATURE PAGE TO GLOBAL INTERCOMPANY SUBORDINATION AGREEMENT]

EXHIBIT B

Amended and Restated Guarantee Agreement

EXECUTION VERSION

AMENDED AND RESTATED GUARANTEE AGREEMENT dated as of May 5, 2020 (this “Agreement”), among EXPEDIA GROUP, INC., a Delaware corporation (the “Company”), the SUBSIDIARY GUARANTORS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Reference is made to (a) the Amended and Restated Credit Agreement dated as of September 5, 2014 (as heretofore amended, supplemented or otherwise modified, the “Existing Credit Agreement”), among the Company, the Borrowing Subsidiaries party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and London Agent, (b) the Restatement Agreement dated as of May 4, 2020 (the “Restatement Agreement”), among the Company, the Borrowing Subsidiaries party thereto, the Lenders party thereto and the Administrative Agent, pursuant to which, among other things, the Existing Credit Agreement will be amended and restated to be in the form set forth therein (as so amended and restated, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and (c) the Guarantee Agreement dated as of February 8, 2010 (as heretofore amended, supplemented or otherwise modified, the “Existing Guarantee Agreement”), among the Company, the Subsidiary Loan Parties party thereto and the Administrative Agent.

In connection with the Existing Credit Agreement and in consideration of the agreements of the Lenders and the Issuing Banks thereunder to extend credit to the Borrowers, the Company and the Subsidiary Guarantors have entered into the Existing Guarantee Agreement.

In connection with the Restatement Agreement and the transactions contemplated thereby, the parties to the Existing Guarantee Agreement desire to amend and restate the Existing Guarantee Agreement to be in the form of this Agreement.

The Guarantors are, or are Affiliates of, the Borrowers, will derive substantial benefits from the accommodations provided by the Lenders and the Issuing Banks to the Company and its Subsidiaries pursuant to the Restatement Agreement and the extension of credit to the Borrowers pursuant to the Credit Agreement, and are willing to execute and deliver this Agreement, and thereby amend and restate in its entirety the Existing Guarantee Agreement, in order to induce the Lenders and the Issuing Banks to make such accommodations and extend such credit and as consideration for extensions of credit previously made continuing to be outstanding.

Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01.    Definitions. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b)    The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

(c)    As used in this Agreement, the following terms have the meanings specified below:

“Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Claiming Party” has the meaning assigned to such term in Section 3.02.

“Company” has the meaning assigned to such term in the preamble to this Agreement.

“Contributing Party” has the meaning assigned to such term in Section 3.02.

“Credit Agreement” has the meaning assigned to such term in the introductory paragraphs to this Agreement.

“Designated Cash Management Obligations” has the meaning assigned to such term in the Credit Agreement.

“Designated Swap Obligations” has the meaning assigned to such term in the Credit Agreement.

“Electronic Signature” means an electronic signature, sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Excluded Swap Obligation” has the meaning assigned to such term in the Credit Agreement.

“Existing Credit Agreement” has the meaning assigned to such term in the introductory paragraphs to this Agreement.

“Existing Guarantee Agreement” has the meaning assigned to such term in the introductory paragraphs to this Agreement.

“Guaranteed Obligations” means (a) the Loan Document Obligations, (b) the Designated Cash Management Obligations and (c) the Designated Swap Obligations, excluding, with respect to any Subsidiary Guarantor, Excluded Swap Obligations with respect to such Subsidiary Guarantor.

2

“Guaranteed Parties” means, collectively, (a) the Administrative Agent and the London Agent, (b) the Arrangers, (c) the Lenders, (d) the Issuing Banks, (e) each provider of Cash Management Services the obligations under which constitute Designated Cash Management Obligations, (f) each counterparty to any Swap Agreement the obligations under which constitute Designated Swap Obligations, (g) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document, (h) the holder of any other Guaranteed Obligation and (i) the successors and permitted assigns of any of the foregoing.

“Guarantors” means the Company and the Subsidiary Guarantors.

“Indemnified Amount” has the meaning assigned to such term in Section 3.02.

“Loan Document Obligations” has the meaning assigned to such term in the Credit Agreement.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation and each other Loan Party that constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by guaranteeing or entering into a keepwell in respect of obligations of such other person under Section la(18)(A)(v)(II) of the Commodity Exchange Act.

“Subsidiary Guarantors” means, collectively, (a) the Subsidiaries identified as such on Schedule I hereto and (b) each other Subsidiary that becomes a party to this Agreement as a Guarantor after the date hereof pursuant to Section 4.13, provided that if a Subsidiary is released from its obligations as a Guarantor hereunder as provided in Section 4.12, such Subsidiary shall cease to be a Subsidiary Guarantor hereunder effective upon such release.

“Supplement” means an instrument substantially in the form of Exhibit I hereto or any other form approved by the Administrative Agent.

“Termination Date” has the meaning assigned to such term in Section 4.12.

3

ARTICLE II

Guarantee

SECTION 2.01.    Guarantee. (a) Each Guarantor hereby irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the payment when and as due of all the Guaranteed Obligations.

(b)    Each of the Guarantors further agrees that the Guaranteed Obligations may be extended or renewed, or otherwise waived or modified, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension, renewal, waiver or modification of any Guaranteed Obligation. Without prejudice to the Borrowers’ rights to receive demands for payment in accordance with the terms of the Credit Agreement and to the fullest extent permitted by law, each of the Guarantors waives presentment to, demand of payment from and protest to any Borrower or any other Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02.    Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy, insolvency, receivership or similar proceeding shall have stayed the accrual or collection of any of the Guaranteed Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by any Guaranteed Party to any security held for the payment of any of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of any Guaranteed Party in favor of any Borrower, any other Loan Party or any other Person. Each Guarantor agrees that its guarantee hereunder is continuing in nature and applies to all of its Guaranteed Obligations, whether currently existing or hereafter incurred.

SECTION 2.03.    No Limitations, Etc. (a) Except for termination or release of a Guarantor’s obligations hereunder as expressly provided in Section 4.12 and, in the case of any Subsidiary Guarantor that is a Foreign Subsidiary, the limitations set forth in the Supplement pursuant to which such Subsidiary Guarantor became a party hereto, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations, any impossibility in the performance of any of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged, impaired or otherwise affected by: (i) the failure of any Guaranteed Party to assert any claim or demand or to enforce any right or remedy against any Loan Party under the provisions of any Loan Document or otherwise; (ii) any extension, renewal, amendment or other modification of any of the Guaranteed Obligations; (iii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations; (v) the release of, or any impairment of or failure to perfect any Lien on, any security held by the Administrative Agent or any other Guaranteed Party for any of the Guaranteed Obligations; (vi) any illegality, lack of validity or enforceability of any of the Guaranteed Obligations; (vii) any change in the corporate existence, structure or ownership of any Loan Party, or any United States (Federal or state)

4

or foreign bankruptcy, insolvency, receivership, dissolution, liquidation, reorganization, moratorium, winding-up or other similar proceeding affecting any other Loan Party or its assets or any resulting release or discharge of any of the Guaranteed Obligations; (viii) the existence of any claim, set-off or other rights that any Guarantor may have at any time against the Company, any other Loan Party, any Guaranteed Party or any other Person, whether in connection with the Credit Agreement, the other Loan Documents or any unrelated transaction; provided that nothing herein will prevent the assertion of such claim by separate suit or compulsory counterclaim; or (ix) any other act, omission or delay to do any other act or any other circumstance that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash of all the Guaranteed Obligations guaranteed hereunder by such Guarantor or the release of such Guarantor as expressly provided in Section 4.12) or which would impair or limit the right of any Guarantor to subrogation.

(b)    Each Guarantor expressly authorizes the Guaranteed Parties to take and hold security for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security in accordance with its terms and direct the order and manner of any sale, transfer or other disposition thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all without affecting the obligations of any Guarantor hereunder.

(c)    To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrowers or any other Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrowers or any other Loan Party, other than the payment in full in cash of all the Guaranteed Obligations or the release of such Guarantor as expressly provided in Section 4.12. The Guaranteed Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any of the Borrowers or any other Loan Party or exercise any other right or remedy available to them against any of the Borrowers or any other Loan Party without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any of the Borrowers or any other Loan Party, as the case may be.

SECTION 2.04.    Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by any Guaranteed Party upon the bankruptcy, insolvency, receivership, reorganization or similar proceeding affecting any Borrower, any other Loan Party or otherwise.

5

SECTION 2.05.    Agreement to Pay. In furtherance of the foregoing and not in limitation of any other right that any Guaranteed Party may have at law or in equity against any Guarantor by virtue hereof, upon the failure of any of the Borrowers or any other Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will, upon receipt of written demand by any Guaranteed Party, forthwith pay, or cause to be paid, to the Administrative Agent in cash the amount equal to the unpaid principal amount of such Guaranteed Obligations then due, together with accrued and unpaid interest thereon. Each Guarantor further agrees that if payment in respect of any Guaranteed Obligation shall be due in a currency other than US Dollars and/or at a place of payment other than New York and if, by reason of any Change in Law, disruption of currency or foreign exchange markets, war or civil disturbance or other event, payment of such Guaranteed Obligation in such currency or at such place of payment shall be impossible or, in the reasonable judgment of any Agent, Issuing Bank or Lender, not consistent with the protection of its rights or interests, then, at the election of the Administrative Agent, such Guarantor shall make payment of such Guaranteed Obligation in US Dollars (based upon the applicable Exchange Rate in effect on the date of payment) and/or in New York, and shall indemnify each Guaranteed Party against any losses or reasonable out-of-pocket expenses that it shall sustain as a result of such alternative payment. Upon payment by any Guarantor of any sums as provided in this Section 2.05, all rights of such Guarantor against any of the Borrowers or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinated and junior in right of payment to the prior payment in full in cash of all the Guaranteed Obligations owed by such Borrower or Guarantor to the Guaranteed Parties.

SECTION 2.06.    Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each of the Borrowers’ and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agents, Issuing Banks or any Lender will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 2.07.    Keepwell. Each Qualified ECP Guarantor intends that this Agreement constitute, and this Agreement shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section la(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 2.08.    Maximum Liability.

(a)    Each Subsidiary Guarantor, and by its acceptance of this Agreement, each Guaranteed Party hereby confirms that it is the intention of all such Persons that the guarantee of the Guaranteed Obligations of any Subsidiary Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act or the Uniform Fraudulent Transfer Act. To effectuate the foregoing intention, the Guaranteed Parties and the

6

Subsidiary Guarantors hereby irrevocably agree that the Guaranteed Obligations of each Subsidiary Guarantor under this Agreement at any time shall be limited to the maximum amount as will not result in the guarantee of the Guaranteed Obligations by such Subsidiary Guarantor under this Agreement constituting a fraudulent transfer or conveyance under the Bankruptcy Code, the Uniform Fraudulent Conveyance Act or the Uniform Fraudulent Transfer Act.

(b)    Notwithstanding anything to the contrary in this Agreement, the obligations and liabilities of any Subsidiary Guarantor that is a Foreign Subsidiary and that becomes a party to this Agreement after the date hereof shall be limited as and to the extent set forth (but only if any such limitation is set forth) in the applicable Supplement.

SECTION 2.09.    Payments Free of Taxes. Each Subsidiary Guarantor hereby acknowledges the provisions of Section 2.17 of the Credit Agreement and agrees to be bound by such provisions, including the qualifications therein, with the same force and effect, and to the same extent, as if such Subsidiary Guarantor were a Borrower and a party to the Credit Agreement.

ARTICLE III

Indemnity; Contribution; Subrogation

SECTION 3.01.    Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.03) in respect of any payment hereunder, the Company agrees that (a) in the event a payment in respect of any Guaranteed Obligation shall be made by any Subsidiary Guarantor under this Agreement, the Company shall indemnify such Subsidiary Guarantor for the full amount of such payment and, until such indemnification obligation shall have been satisfied, such Subsidiary Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Subsidiary Guarantor shall be sold pursuant to any Security Document to satisfy in whole or in part any Guaranteed Obligations, the Company shall indemnify such Subsidiary Guarantor in an amount equal to the greater of the book value and the fair market value of the assets so sold.

SECTION 3.02.    Contribution and Subrogation. Each Subsidiary Guarantor (a “Contributing Party”) agrees (subject to Sections 2.08 and 3.03) that, in the event a payment shall be made by any other Subsidiary Guarantor hereunder in respect of any Guaranteed Obligations or assets of any other Subsidiary Guarantor shall be sold pursuant to any Security Document to satisfy any Guaranteed Obligation owed to any Guaranteed Party and such other Subsidiary Guarantor (the “Claiming Party”) shall not have been fully indemnified by the Company as provided in Section 3.01, each Contributing Party shall indemnify such Claiming Party in an amount equal to the amount of such payment or the greater of the book value and the fair market value of such assets (the “Indemnified Amount”), as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Subsidiary Guarantors on the

7

date hereof (or, in the case of any Subsidiary Guarantor becoming a party hereto pursuant to Section 4.13, the date of the Supplement hereto executed and delivered by such Subsidiary Guarantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Party under Section 3.01 to the extent of such payment. Notwithstanding the foregoing, to the extent that any Claiming Party’s right to indemnification hereunder arises from a payment or sale of Collateral made to satisfy Guaranteed Obligations constituting Swap Obligations, only those Contributing Parties for whom such Swap Obligations do not constitute Excluded Swap Obligations shall indemnify such Claiming Party, with the fraction set forth in the second preceding sentence being modified as appropriate to provide for indemnification of the entire Indemnified Amount.

SECTION 3.03.    Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Subsidiary Guarantors under Sections 3.01 and 3.02 and all other rights of the Subsidiary Guarantors of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of all the Guaranteed Obligations until the occurrence of the Termination Date. No failure on the part of the Company or any Subsidiary Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Subsidiary Guarantor with respect to its obligations hereunder, and each Subsidiary Guarantor shall remain liable for the full amount of the obligations of such Subsidiary Guarantor hereunder.

ARTICLE IV

Miscellaneous

SECTION 4.01.    Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it in care of the Company as provided in Section 9.01 of the Credit Agreement.

SECTION 4.02.    Waivers; Amendment. (a) No failure or delay by the Administrative Agent, the London Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the London Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor herefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing,

8

the execution and delivery of this Agreement, the making of a Loan or issuance, amendment or extension of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, the London Agent, any Lender, any Issuing Bank or any Affiliate of any of the foregoing may have had notice or knowledge of such Default at the time. Notwithstanding anything herein to the contrary, no sale, assignment, novation, transfer or delegation by any Lender of any of its rights or obligations under the Credit Agreement or any other Loan Document shall, or shall be deemed, to extinguish any of the rights, benefits or privileges afforded by any Guarantor created hereunder in relation to such of its rights or obligations, and all such rights, benefits and privileges shall continue to accrue, to the full extent thereof, for the benefit of the assignee, transferee or delegee of such Lender in connection with each such sale, assignment, novation, transfer and delegation. No notice or demand on any Guarantor in any case shall entitle any Guarantor to any other or further notice or demand in similar or other circumstances.

(b)    Except as provided in Sections 4.12 and 4.13 hereof, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Guarantor or Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

(c)    This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 4.03.    Administrative Agent’s Fees and Expenses; Indemnification. (a) The Guarantors jointly and severally agree to reimburse the Administrative Agent for its fees and reasonable out-of-pocket expenses incurred hereunder as provided in Section 9.03(a) of the Credit Agreement as if the first reference therein to the Company were a reference to the Guarantors.

(b)    The Guarantors jointly and severally agree to indemnify and hold harmless each Indemnitee as provided in Section 9.03(b) of the Credit Agreement as if the first reference to the Company therein were a reference to the Guarantors.

(c)    The Guarantors jointly and severally agree not to assert, or permit any of their Affiliates or Related Parties to assert, and each hereby waives, any claim against any Indemnitee as provided in Section 9.03(d) of the Credit Agreement as if the first reference to the Borrowers therein were a reference to the Guarantors.

(d)    Any amounts payable hereunder, including as provided in Section 4.03(a) or 4.03(b), shall be additional Guaranteed Obligations guaranteed hereby. All amounts due under this Section 4.03 shall be payable not later than 10 days after written demand therefor.

9

(e)    BY ACCEPTING THE BENEFITS OF THIS AGREEMENT AND THE GUARANTEES CREATED HEREBY, EACH GUARANTEED PARTY SHALL BE DEEMED TO HAVE ACKNOWLEDGED THE PROVISIONS OF ARTICLE VIII OF THE CREDIT AGREEMENT AND AGREED TO BE BOUND BY SUCH PROVISIONS AS FULLY AS IF THEY WERE SET FORTH HEREIN.

SECTION 4.04.    Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party.

SECTION 4.05.    Survival of Agreement. All covenants, agreements, representations and warranties made by the Guarantors in this Agreement or any other Loan Document and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent, the London Agent, the Arrangers, the Lenders and the Issuing Banks and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by or on behalf of the Administrative Agent, the London Agent, the Arrangers, the Lenders and the Issuing Banks and notwithstanding that the Administrative Agent, the London Agent, any Arranger, any Lender or any Issuing Bank or any Affiliate or Related Party of the foregoing may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Loan Document is executed and delivered or any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan, any fee, any LC Disbursement or any other amount payable under the Credit Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.04, 2.08, 2.09, 4.03 and 4.14 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated by the Loan Documents, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

SECTION 4.06.    Counterparts; Effectiveness; Electronic Execution. (a)This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guarantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Guarantor, the Administrative Agent and the other Guaranteed Parties and their respective successors and assigns, except that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any attempted assignment or transfer by any Guarantor shall be null and void), except as expressly provided in this Agreement and the Credit Agreement.

10

(b)    The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement or any agreement or instrument contemplated by this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, electronic deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. Without limiting the generality of the foregoing, each Guarantor hereby (i) agrees that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Issuing Banks and the Guarantors, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of this Agreement or any other Loan Document based solely on the lack of paper original copies of this Agreement or any other Loan Document, including with respect to any signature pages thereto.

SECTION 4.07.    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provision with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

SECTION 4.08.    Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender and Issuing Bank, and each Affiliate of any of the foregoing, is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) or other amounts at any time held and other obligations (in whatever currency) at any time owing by such Lender or Issuing Bank, or by such an Affiliate, to or for the credit or the account of any of the Guarantors against any of and all the obligations then due of the Guarantors now or hereafter existing under this Agreement or any other Loan Document held by such Lender or Issuing Bank, irrespective of whether or not such Lender or Issuing Bank shall have made any demand under this Agreement or any other Loan Document. The rights of each

11

Lender and Issuing Bank, and each Affiliate of any of the foregoing, under this Section 4.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender, Issuing Bank or Affiliate may have.

SECTION 4.09.    Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b)    Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each Guarantor hereby irrevocably and unconditionally agrees that all claims arising out of or relating to this Agreement or any other Loan Document brought by it or any of its Affiliates shall be brought, and shall be heard and determined, exclusively in such United States District Court or, if that court does not have subject matter jurisdiction, such Supreme Court. Each of the parties hereto agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the London Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Guarantor or any of its properties in the courts of any jurisdiction.

(c)    Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 4.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement or any other Loan Document to serve process in any other manner permitted by law.

(e)    To the extent that any Subsidiary Guarantor that is a Foreign Subsidiary has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such Subsidiary Guarantor hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its Guaranteed Obligations under this Agreement and any other Loan Document.

12

(f)    Each Subsidiary Guarantor that is a Foreign Subsidiary hereby agrees that the waivers set forth in this Section shall have the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States of America and are intended to be irrevocable and not subject to withdrawal for purposes of such Act.

(g)    Each Subsidiary Guarantor that is a Foreign Subsidiary hereby irrevocably designates, appoints and empowers the Company, and the Company hereby accepts such appointment, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any such action or proceeding arising out of or relating to this Agreement and any other Loan Document. Such service may be made by mailing or delivering a copy of such process to any such Subsidiary Guarantor in care of the Company at the Company’s address used for purposes of giving notice under Section 4.01, and each such Subsidiary Guarantor hereby irrevocably authorizes and directs the Company to accept such service on its behalf.

SECTION 4.10.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 4.11.    Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 4.12.    Termination or Release. (a) This Agreement and the guarantees created hereunder shall automatically terminate and be released when all the Loan Document Obligations (other than contingent obligations for indemnification, expense reimbursement, tax gross-up, yield protection or otherwise, in each case as to which no claim has been made) have been paid in full in cash, all Commitments have terminated or expired, the LC Exposure has been reduced to zero and the Issuing Banks have no further obligations to issue Letters of Credit under the Credit Agreement (the date on which such termination and release occurs being referred to as the “Termination Date”).

13

(b)    The guarantees of any Subsidiary Guarantor created hereunder shall also be released at the time or times and in the manner set forth in Section 9.14 of the Credit Agreement.

(c)    In connection with any termination or release pursuant to paragraph (a) or (b) of this Section, the Administrative Agent shall execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents by the Administrative Agent pursuant to this Section shall be without recourse to, or representation or warranty by, the Administrative Agent.

SECTION 4.13.    Additional Subsidiaries. Pursuant to the Credit Agreement, certain Subsidiaries not a party hereto on the date of this Agreement are required to enter into this Agreement. Upon execution and delivery by the Administrative Agent and any such Subsidiary of a Supplement, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such Supplement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any additional Subsidiary as a party to this Agreement.

SECTION 4.14.    Judgment Currency. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

(b)    The obligations of each party hereto in respect of any sum due to any other party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, such party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss.

14

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EXPEDIA GROUP, INC.,

by

Name:
Title:

EXPEDIA, INC.,

by

Name:
Title:

[ ],

by

Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED GUARANTEE AGREEMENT]

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by

Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED GUARANTEE AGREEMENT]

Schedule I to

the Amended and Restated Guarantee Agreement

SUBSIDIARY GUARANTORS

Expedia, Inc., a Washington corporation
Travelscape, LLC, a Nevada limited liability company
Hotwire, Inc., a Delaware corporation
Hotels.com, L.P., a Texas limited partnership
Hotels.com GP, LLC, a Texas limited liability company
Egencia LLC, a Nevada limited liability company
EAN.com, LP, a Delaware limited partnership
Interactive Affiliate Network, LLC, a Delaware limited liability company
Expedia LX Partner Business, Inc., a Delaware corporation
WWTE, Inc., a Nevada corporation
CarRentals.com, Inc., a Nevada corporation
Cruise, LLC, a Washington limited liability company
Orbitz Worldwide, Inc., a Delaware corporation
Neat Group Corporation, a Delaware corporation
O Holdings Inc., a Delaware corporation
Orbitz Financial Corp., a Delaware corporation
Orbitz for Business, Inc., a Delaware corporation
Orbitz, Inc., a Delaware corporation
Trip Network, Inc., a Delaware corporation
OWW Fulfillment Services, Inc., a Tennessee corporation
Orbitz, LLC, a Delaware limited liability company
Orbitz Worldwide, LLC, a Delaware limited liability company
Orbitz Travel Insurance Services, LLC, a Delaware limited liability company
HomeAway Software, Inc., a Delaware corporation
HomeAway.com, Inc., a Delaware corporation
BedandBreakfast.com, Inc., a Colorado corporation
Vrbo Holdings, Inc., a Delaware corporation
Expedia Group Commerce, Inc., a Delaware corporation
Higher Power Nutrition Common Holdings, LLC, a Delaware limited liability company
LEMS I LLC, a Delaware limited liability company
LEXE Marginco, LLC, a Delaware limited liability company
LEXEB, LLC, a Delaware limited liability company
Liberty Protein, Inc., a Delaware corporation
Vitalize, LLC, a Delaware limited liability company
HRN 99 Holdings, LLC, a New York limited liability company

Exhibit I to

the Amended and Restated Guarantee Agreement

SUPPLEMENT NO.     dated as of [                ] (this “Supplement”), to the Amended and Restated Guarantee Agreement dated as of May 5, 2020, among EXPEDIA GROUP, INC., a Delaware corporation (the “Company”), the SUBSIDIARY GUARANTORS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Reference is made to (a) the Amended and Restated Credit Agreement dated as of May 5, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and London agent, and (b) the Amended and Restated Guarantee Agreement dated as of May 5, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), among the Company, the Subsidiary Guarantors from time to time party thereto and the Administrative Agent.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee Agreement, as applicable.

The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders and the Issuing Banks to make, or permit to be outstanding, Loans and to issue Letters of Credit upon the terms and subject to the conditions set forth in the Credit Agreement and provide certain other accommodations to the Company and its Subsidiaries. Section 4.13 of the Guarantee Agreement provides that additional Subsidiaries of the Company may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee Agreement in order to induce the Lenders and Issuing Banks to make additional Loans and to issue Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued to remain outstanding.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 4.13 of the Guarantee Agreement, the New Subsidiary by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder. Each reference to a “Guarantor” in the Guarantee Agreement shall be deemed to include the New Subsidiary, and each reference to a “Subsidiary Guarantor” in the Guarantee Agreement shall be deemed to include the New Subsidiary. The Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Guaranteed Parties that (a) the execution and delivery by the New Subsidiary of this Supplement, and the performance by the New Subsidiary of this Supplement and the Guarantee Agreement, have been duly authorized by all necessary corporate or other organizational action, (b) this Supplement has been duly executed and delivered by the New Subsidiary and (c) each of this Supplement and the Guarantee Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, winding-up or other laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law).

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Supplement by facsimile or any other electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement. This Supplement shall become effective when a counterpart hereof executed on behalf of the New Subsidiary shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon the New Subsidiary and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of the New Subsidiary, the Administrative Agent and the other Guaranteed Parties and their respective successors and assigns, except that the New Subsidiary shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any attempted assignment or transfer by the New Subsidiary shall be null and void) except as expressly provided in the Guarantee Agreement and the Credit Agreement.

SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provision with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guarantee Agreement.

2

SECTION 8. The provisions of Sections 4.02, 4.04, 4.05, 4.06(b), 4.09 and 4.10 of the Guarantee Agreement are hereby incorporated by reference herein as if set forth in full force herein, mutatis mutandis.

[SECTION 9. The New Subsidiary is a [company] duly [incorporated] under the law of [name of relevant jurisdiction].    The guarantee of the New Subsidiary in respect of obligations of any Person other than its subsidiary is subject to the following limitations:

[if the New Subsidiary is a Foreign Subsidiary, insert guarantee limitation wording for the relevant jurisdiction that is reasonably acceptable to the Administrative Agent].]1

[1]	Applicable in the case of Foreign Subsidiaries only.

3

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

by

Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by

Name:
Title:

[SIGNATURE PAGE TO SUPPLEMENT]

EXHIBIT C

Collateral Agreement

EXECUTION VERSION

COLLATERAL AGREEMENT

dated as of

May 5, 2020,

among

EXPEDIA GROUP, INC.,

THE OTHER GRANTORS PARTY HERETO

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

TABLE OF CONTENTS

	ARTICLE I

	Definitions
SECTION 1.01.	Defined Terms	1
SECTION 1.02.	Other Defined Terms	1
SECTION 1.03.	Restricted Secured Obligations	7

	ARTICLE II

	Pledge of Securities

SECTION 2.01.	Pledge	8
SECTION 2.02.	Delivery of the Pledged Collateral	8
SECTION 2.03.	Representations, Warranties and Covenants	9
SECTION 2.04.	[Reserved]	11
SECTION 2.05.	Registration in Nominee Name; Denominations	11
SECTION 2.06.	Voting Rights; Dividends and Interest	11

	ARTICLE III

	Security Interests in Personal Property

SECTION 3.01.	Security Interest	13
SECTION 3.02.	Representations and Warranties	15
SECTION 3.03.	Covenants	16
SECTION 3.04.	Covenants Regarding Patent, Trademark and Copyright Collateral	18

	ARTICLE IV

	Remedies
SECTION 4.01.	Remedies upon Default	18
SECTION 4.02.	Application of Proceeds	20
SECTION 4.03.	Grant of License to Use Intellectual Property	21
SECTION 4.04.	Securities Act	21

	ARTICLE V

	Miscellaneous

SECTION 5.01.	Notices	22
SECTION 5.02.	Waivers; Amendment	22
SECTION 5.03.	Administrative Agent’s Fees and Expenses; Indemnification	23

i

ii

Schedules

Schedule I	Initial Subsidiary Grantors
Schedule II	Pledged Equity Interests; Pledged Debt Securities
Schedule III	Intellectual Property
Schedule IV	Commercial Tort Claims

Exhibits

Exhibit I	Form of Supplement
Exhibit II	Form of Copyright Security Agreement
Exhibit III	Form of Patent and Trademark Security Agreement

iii

COLLATERAL AGREEMENT dated as of May 5, 2020 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), among EXPEDIA GROUP, INC., a Delaware corporation (the “Company”), the other GRANTORS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Reference is made to the Amended and Restated Credit Agreement dated as of May 5, 2020 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and London Agent. The Lenders and the Issuing Banks have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The Grantors are, or are Affiliates of, the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit and as consideration for extensions of credit previously made continuing to be outstanding. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. (a) Each capitalized term used but not defined herein shall have the meaning specified in the Credit Agreement; provided that each term defined in the New York UCC (as defined herein) and not defined in this Agreement shall have the meaning specified in the UCC. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person that is or may become obligated to any Grantor under, with respect to or on account of an Account or a Payment Intangible.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Collateral” means, collectively, the Article 9 Collateral and the Pledged Collateral.

“Company” has the meaning assigned to such term in the preamble hereto.

1

“Copyright License” means any written agreement, now or hereafter in effect, granting to any Person any right under any Copyright now or hereafter owned by any other Person or that such other Person otherwise has the right to license, and all rights of any such Person under any such agreement.

“Copyright Security Agreement” means the Copyright Security Agreement substantially in the form of Exhibit II or any other form approved by the Administrative Agent.

“Copyrights” means, with respect to any Person, all of the following now directly owned or hereafter directly acquired by such Person: (a) all copyright rights in any work subject to the copyright laws of the United States of America or any other country or any political subdivision thereof, whether as author, assignee, transferee or otherwise, (b) all registrations and applications for registration of any such copyright in the United States of America or any other country, including registrations, recordings, supplemental registrations, pending applications for registration, and renewals in the United States Copyright Office (or any similar office in any other country or any political subdivision thereof), including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule III, and (c) any other rights corresponding to the foregoing, including moral rights.

“Credit Agreement” has the meaning assigned to such term in the recitals hereto.

“Designated Cash Management Obligations” has the meaning assigned to such term in the Credit Agreement.

“Designated Swap Obligations” has the meaning assigned to such term in the Credit Agreement.

“Electronic Signature” means an electronic signature, sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Excluded Assets” means:

(a) any motor vehicles and other assets subject to certificates of title, except to the extent perfection of a security interest therein may be accomplished by the filing of a Uniform Commercial Code financing statement or an equivalent thereof in appropriate form in the applicable jurisdiction;

(b) commercial tort claims as to which the individual value of claim thereunder is reasonably estimated to be less than or equal to US$5,000,000;

(c) (i) any assets to the extent a security interest in such assets may not be granted as a matter of applicable law, rule or regulation or requires consent, approval, license or authorization of any Governmental Authority (unless such consent, approval, license or authorization has been received) (other than to the extent such requirement would be rendered ineffective pursuant to the anti-non assignment provisions of the Uniform Commercial Code or other applicable law) and (ii) any lease, license, contract or agreement or any rights or interests thereunder if and for so long as the grant of a security interest therein would (A) constitute or

2

result in (1) the unenforceability of any right, title or interest of the Company or any Subsidiary Grantor in or (2) a breach or termination pursuant to the terms of, or a default under, such lease, license, contract or agreement (other than to the extent that any such law or term would be rendered ineffective pursuant to the anti-non assignment provisions of the Uniform Commercial Code or other applicable law), or (B) require a consent, approval, license or authorization of any Governmental Authority (unless such consent, approval, license or authorization has been received) (other than to the extent such requirement would be rendered ineffective pursuant to the anti-non assignment provisions of the Uniform Commercial Code or other applicable law);

(d) any property subject to a purchase money security interest or Capital Lease if and for so long as the grant of a security interest therein would constitute or result in a breach or a default under the related agreements (other than to the extent that such breach or default would be rendered ineffective pursuant to the anti-non assignment provisions of the Uniform Commercial Code or other applicable law);

(e) any governmental licenses, permits, state or local franchises, charters and authorizations if and for so long as the grant of a security interest therein is prohibited or restricted thereby (other than to the extent that such restriction or prohibition would be rendered ineffective pursuant to the anti-non assignment provisions of the Uniform Commercial Code or other applicable law);

(f) Equity Interests in any Person that is not a Wholly Owned Subsidiary to the extent a security interest therein would be prohibited under the articles or certificate of incorporation, bylaws or other organizational documents or shareholder agreements of such Person (and the Company and the Subsidiary Grantors shall not be required to seek the consent of third parties thereunder);

(g) any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, but only to the extent that the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable United States Federal law;

(h) any assets to the extent a security interest in such assets would result in excessive (in relation to the benefit to be afforded to the Lenders therefrom) cost or other consequences, including material adverse tax consequences to the Company and its Subsidiaries, as reasonably agreed by the Company and the Administrative Agent in writing and referring to this clause (h);

(i) “letter of credit rights”, except to the extent constituting a “supporting obligation” of other Collateral as to which perfection of a security interest therein may be accomplished by the filing of a Uniform Commercial Code financing statement or an equivalent thereof in appropriate form in the applicable jurisdiction;

(j) the New Headquarters Assets;

(k) any fee-owned real property that is not a Mortgaged Property;

(l) all leasehold interests in real property; and

3

(m) all voting Equity Interests (and any other interest or instrument treated as “voting stock” within the meaning of Treasury Regulations Section 1.956-2(c)(2)) in excess of 65% of the total combined voting power of all classes of the issued and outstanding voting Equity Interests (and any issued and outstanding “voting stock” within the meaning of Treasury Regulations Section 1.956-2(c)(2)) in any Foreign Subsidiary, any Subsidiary of a Foreign Subsidiary or any CFC Holdco other than EXP Global Holdings Inc.;

provided that the term “Excluded Assets” shall not include any proceeds or products of any of the foregoing (unless such proceeds or products themselves would constitute assets described in clauses (a) through (m) above).

“Excluded Swap Obligation” has the meaning assigned to such term in the Credit Agreement.

“Existing Indenture Specified Lien Basket” has the meaning assigned to such term in the Credit Agreement.

“Existing Indentures” has the meaning assigned to such term in the Credit Agreement. All references herein to any Existing Indenture herein shall be deemed to refer to such Existing Indenture as in effect on the date hereof.

“Existing Notes” means any notes, debentures or similar instruments issued and outstanding pursuant to any Existing Indenture.

“Federal Securities Laws” has the meaning assigned to such term in Section 4.04.

“Grantors” means the Company and the Subsidiary Grantors.

“Intellectual Property” means, with respect to any Person, all intellectual property of every kind and nature now owned or hereafter acquired by such Person, including inventions, designs, utility models, Patents, Patent Licenses, Copyrights, Copyright Licenses, Trademarks, Trademark Licenses, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and applications therefor, and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“IP Security Agreements” means the Copyright Security Agreement and the Patent and Trademark Security Agreement.

“Loan Document Obligations” has the meaning assigned to such term in the Credit Agreement.

“Maximum Existing Indenture Basket Amount” means (a) with respect to any Restricted Secured Obligations that are outstanding on the date hereof, the maximum amount of such Restricted Secured Obligations that may be secured on the date hereof by Liens created under the Loan Documents in reliance on the Existing Indenture Specified Lien Basket under each of the Existing Indentures without giving rise to a requirement under such Existing

4

Indenture that the Notes or Guarantees (in each case, as defined in such Existing Indenture) be secured equally and ratably with such Restricted Secured Obligations (or prior thereto) and (b) with respect to any Restricted Secured Obligations incurred at any time after the date hereof, the maximum amount of such Restricted Secured Obligations that, at the time of the incurrence thereof and after giving effect to all other Restricted Secured Obligations then outstanding, are permitted to be secured by Liens created under the Loan Documents in reliance on the Existing Indenture Specified Lien Basket under each of the Existing Indentures without giving rise to a requirement under such Existing Indenture that the Notes or Guarantees (in each case, as defined in such Existing Indenture) be secured equally and ratably with such Restricted Secured Obligations (or prior thereto); provided that (i) in the event any Excluded Subsidiary shall have incurred (as defined in any Existing Indenture) any Indebtedness (as defined in any Existing Indenture) secured by a Lien (as defined in any Existing Indenture) on any property or asset of any Excluded Subsidiary (whether now existing or owned or hereafter created or acquired) in reliance on the Existing Indenture Specified Lien Basket in any Existing Indenture, immediately prior to the time of the incurrence of such Indebtedness the Maximum Existing Indenture Basket Amount shall be automatically reduced by the amount equal to the lesser of (A) the aggregate amount of such Indebtedness so incurred that is secured by such Lien and (B) the minimum amount of the reduction required in order for the aggregate amount of such Indebtedness so incurred to be permitted, at the time of the incurrence thereof, to be secured by such Lien without giving rise to a requirement under such Existing Indenture that the Notes or Guarantees (in each case, as defined in such Existing Indenture) be secured equally and ratably with such Indebtedness (or prior thereto) and (ii) in the event any Excluded Subsidiary shall have entered into any sale and lease-back transaction for the sale and leasing back of any property in reliance on the Existing Indenture Specified Lien Basket in any Existing Indenture, immediately prior to the time of the entry by such Excluded Subsidiary into such sale and lease-back transaction the Maximum Existing Indenture Basket Amount shall be automatically reduced by the amount equal to the lesser of (A) the aggregate amount of the Attributable Debt (as defined in such Indenture) with respect to such sale and leaseback transaction and (B) the minimum amount of the reduction required in order for such sale and lease-back transaction to be permitted under such Existing Indenture Specified Lien Basket; provided further that, notwithstanding anything to the contrary set forth above, the aggregate amount of all reductions resulting from the application of clauses (i) and (ii) above may not exceed US$25,000,000.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patent and Trademark Security Agreement” means the Patent and Trademark Security Agreement substantially in the form of Exhibit III or any other form approved by the Administrative Agent.

“Patent License” means any written agreement, now or hereafter in effect, granting to any Person any right to make, use or sell any invention on which a Patent, now or hereafter owned by any other Person or that any other Person now or hereafter otherwise has the right to license, is in existence, and all rights of any such Person under any such agreement.

“Patents” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all registered letters patent of the United States of

5

America or the equivalent thereof in any other country, all registrations thereof and all applications issued or applied for letters patent of the United States of America or the equivalent thereof in any other country or any political subdivision thereof, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country or any political subdivision thereof, including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule III, and (b) all reissues, continuations, divisionals, continuations-in-part, reexaminations, supplemental examinations, inter partes reviews, renewals, adjustments or extensions thereof, and the inventions disclosed or claimed therein.

“Perfection Certificate” means the Perfection Certificate dated as of the date hereof and delivered by the Company pursuant to Section 7(d) of the Restatement Agreement.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 2.01.

“Pledged Equity Interests” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates, unit certificates, limited or unlimited liability membership interest certificates, share certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Quarterly Update Date” means, at any time, the earlier of (a) the date by which a certificate of a Financial Officer is next required to be delivered pursuant to Section 5.01(c) of the Credit Agreement and (b) the date on which a certificate of a Financial Officer is next delivered pursuant to Section 5.01(c) of the Credit Agreement.

“Restricted Secured Obligations” has the meaning assigned to such term in the Credit Agreement.

“Secured Obligations” means (a) the Loan Document Obligations, (b) the Designated Cash Management Obligations and (c) the Designated Swap Obligations, excluding, with respect to any Subsidiary Grantor, Excluded Swap Obligations with respect to such Subsidiary Grantor.

“Secured Parties” means, collectively, (a) the Administrative Agent and the London Agent, (b) the Arrangers, (c) the Lenders, (d) the Issuing Banks, (e) each provider of Cash Management Services the obligations under which constitute Designated Cash Management Obligations, (f) each counterparty to any Swap Agreement the obligations under which constitute Designated Swap Obligations, (g) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document, (h) the holder of any other Secured Obligation and (i) the successors and permitted assigns of any of the foregoing.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

6

“Subsidiary Grantor” means, collectively, (a) the Subsidiaries identified as such on Schedule I hereto and (b) each other Subsidiary that becomes a party to this Agreement as a Grantor after the date hereof pursuant to Section 5.14, provided that if a Subsidiary is released from its obligations as a Grantor hereunder as provided in Section 5.13, such Subsidiary shall cease to be a Grantor hereunder effective upon such release.

“Supplement” means an instrument substantially in the form of Exhibit I hereto or any other form approved by the Administrative Agent.

“Supplemental Perfection Certificate” means each Supplemental Perfection Certificate delivered by the Company pursuant to Section 5.01(d) of the Credit Agreement.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any Person any right to use any Trademark now or hereafter owned by any other Person or that such other Person otherwise has the right to license, and all rights of any such Person under any such agreement.

“Trademarks” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, domain names, global top level domain names, other source or business identifiers, designs and general intangibles of like nature, all registrations and recordings thereof, and all registrations and pending applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar office in any State of the United States of America or any other country or any political subdivision thereof, all extensions or renewals thereof, and all common law rights related thereto, including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule III and (b) all goodwill associated therewith or symbolized thereby.

“UCC” means the New York UCC; provided that if by reason of mandatory provisions of law, the perfection, the effect of perfection or non-perfection or priority of a security interest is governed by the personal property security laws of any jurisdiction other than New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for the definitions related to such provisions.

SECTION 1.03. Restricted Secured Obligations. Notwithstanding anything to the contrary set forth herein or in any other Loan Document, for so long as any Existing Notes shall be outstanding, the amount of the Restricted Secured Obligations secured by a Lien on any asset or property of the Loan Parties granted under this Agreement, any Supplement hereto, any IP Collateral Agreement or any other Loan Document (including Section 2.06(j) of the Credit Agreement) shall be limited to the Maximum Existing Indenture Basket Amount with respect thereto.

7

ARTICLE II

Pledge of Securities

SECTION 2.01. Pledge. As security for the payment and performance in full (subject to Section 1.03 hereof) of the Secured Obligations, each Grantor hereby assigns, charges and pledges to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (a)(i) the Equity Interests now directly owned or at any time hereafter acquired by such Grantor, including those set forth opposite the name of such Grantor on Schedule II, and (ii) all certificates and any other instruments representing all such Equity Interests (the assets under clauses (i) and (ii), collectively, the “Pledged Equity Interests”); provided that if, to the extent and for so long as any of the foregoing assets constitutes an Excluded Asset, the foregoing assignment, charge, pledge and security interest shall not attach to, and Pledged Equity Interests shall not include, such asset (it being understood that the foregoing assignment, charge, pledge and security interest shall immediately attach to, and Pledged Equity Interests shall immediately include, any such asset (or any portion thereof) upon such asset (or such portion thereof) ceasing to be an Excluded Asset); (b)(i) the debt securities now directly owned or at any time hereafter acquired by such Grantor, including those set forth opposite the name of such Grantor on Schedule II , and (ii) all promissory notes and other instruments now directly owned or at any time hereafter acquired by such Grantor evidencing all such debt securities (the assets under clauses (i) and (ii), collectively, the “Pledged Debt Securities”); provided that if, to the extent and for so long as any of the foregoing assets constitutes an Excluded Asset, the foregoing assignment, charge, pledge and security interest shall not attach to, and Pledged Debt Securities shall not include, such asset (it being understood that the foregoing assignment, charge, pledge and security interest shall immediately attach to, and Pledged Debt Securities shall immediately include, any such asset (or any portion thereof) upon such asset (or such portion thereof) ceasing to be an Excluded Asset); (c) all other property of such Grantor that may be delivered to and held by the Administrative Agent pursuant to the terms of this Section 2.01 and Section 2.02; (d) subject to Section 2.06, all payments of principal or interest, dividends or other distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the Pledged Equity Interests and the Pledged Debt Securities; (e) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities, instruments and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”).

SECTION 2.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees to deliver or cause to be delivered to the Administrative Agent any and all Pledged Securities (i) within 30 days of the date hereof (or such later date as may be agreed to by the Administrative Agent in its reasonable discretion), in the case of any such Pledged Securities owned by such Grantor on the date hereof, and (ii) on or before the next Quarterly Update Date after the acquisition thereof (or such later date as may be agreed to by the Administrative Agent in its reasonable discretion), in the case of any such Pledged Securities acquired by such Grantor after

8

the date hereof; provided that no Grantor shall be required to deliver to the Administrative Agent (A) any Pledged Securities representing Equity Interests in any Subsidiary that is not a Material Subsidiary or (B) any promissory note evidencing Indebtedness of less than US$5,000,000 (or equivalent thereof) (it being understood that such Equity Interests or promissory notes may nonetheless constitute Collateral).

(b) [Reserved].

(c) Upon delivery to the Administrative Agent, (i) any Pledged Securities required to be delivered pursuant to paragraph (a) of this Section 2.02 shall be accompanied by undated stock or note powers, as applicable, duly executed by the applicable Grantor in blank or other undated instruments of transfer reasonably satisfactory to the Administrative Agent duly executed by the applicable Grantor in blank and by such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral delivered pursuant to the terms of this Agreement shall be accompanied by undated instruments of transfer duly executed by the applicable Grantor in blank and such other instruments and documents as the Administrative Agent may reasonably request. Each delivery of Pledged Securities after the date hereof shall be accompanied by a schedule describing such Pledged Securities, provided that failure to attach any such schedule hereto shall not affect the validity of the pledge of any Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

(d) Notwithstanding anything to the contrary provided herein, the Administrative Agent shall agree to a reasonably selected later date if the Company, on behalf of itself or any other Grantor, shall have delivered to the Administrative Agent a certificate of an Authorized Officer certifying that such actions provided for in this Section 2.02 cannot be reasonably completed with commercially reasonable efforts due to factors caused by the COVID-19 virus (it being acknowledged and agreed that the Administrative Agent shall be entitled to rely conclusively upon such certificate without any independent verification thereof); provided that such later date may be extended by the Administrative Agent in its reasonable discretion if the Company, on behalf of itself or any other Grantor, shall have delivered to the Administrative Agent a certificate of an Authorized Officer certifying that such actions provided for in this Section 2.02 cannot be reasonably completed with commercially reasonable efforts by such later date due to factors caused by the COVID-19 virus (it being acknowledged and agreed that the Administrative Agent shall be entitled to rely conclusively upon such certificate without any independent verification thereof).

SECTION 2.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Schedule II sets forth, as of the date of this Agreement, a true and complete list with respect to each Grantor of (i) all the Pledged Equity Interests owned by such Grantor and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by such Grantor and (ii) all the Pledged Debt Securities owned by such Grantor (provided that Pledged Debt Securities with a principal amount of less than $5,000,000 need not be scheduled on Schedule II);

9

(b) with respect to the Pledged Equity Interests and Pledged Debt Securities issued by the Company or any Subsidiary, such Pledged Equity Interests and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity Interests, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, winding-up or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c) except for the security interests granted hereunder and under any other Loan Documents, each of the Grantors (i) is and, subject to any transfers or dispositions not prohibited by the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II (as it may be supplemented from time to time pursuant to Section 2.02(c)) as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens permitted pursuant to Section 6.02 of the Credit Agreement and transfers and dispositions not prohibited by the Credit Agreement, (iii) will make no further assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens permitted pursuant to Section 6.02 of the Credit Agreement and transfers or dispositions not prohibited by the Credit Agreement, and (iv) will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens (other than the Liens created by this Agreement and the other Loan Documents and other Liens permitted pursuant to Section 6.02 of the Credit Agreement), however arising, of all Persons whomsoever;

(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally and by applicable local law in the case of Equity Interests in any Foreign Subsidiary, and, in the case of clause (ii), except for limitations existing as of the date hereof (or, in the case of any Person that becomes a Subsidiary after the date hereof, as of the date such Person becomes a Subsidiary) in the articles or certificates of incorporation, bylaws or other organizational documents of any Subsidiary, (i) the Pledged Collateral, to the extent issued by the Company or any Subsidiary, is and will continue to be freely transferable and assignable and (ii) none of the Pledged Collateral, to the extent issued by the Company or any Subsidiary, is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale, transfer or other disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

(e) each of the Grantors has the organizational power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was, is or will be required for the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect), except where the failure to obtain such consent or approval would not reasonably be expected to have a materially adverse impact on the value of the applicable Pledged Collateral; and

10

(g) subject to applicable local law in the case of Equity Interests in any Foreign Subsidiary, by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Administrative Agent in accordance with this Agreement, the Administrative Agent will obtain a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities (subject to Liens permitted pursuant to the Credit Agreement), as security, subject to Section 1.03 hereof, for the payment and performance of the Secured Obligations.

SECTION 2.04. [Reserved].

SECTION 2.05. Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and be continuing, the Administrative Agent, on behalf of the Secured Parties, shall have the right (in its discretion) to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent or in its own name as pledgee or chargee, or in the name of its nominee (as pledgee or chargee, or as sub-agent). If an Event of Default shall have occurred and be continuing, the Administrative Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any reasonable purpose consistent with this Agreement.

SECTION 2.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and, other than in the case of an Event of Default under Section 7.01(h) or 7.01(i) of the Credit Agreement, the Administrative Agent shall have notified the Grantors that their rights under this Section 2.06 are being suspended:

(i) each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents;

(ii) the Administrative Agent shall promptly execute and deliver to each Grantor, or cause to be promptly executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06; and

(iii) each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and are otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws.

(b) Upon the occurrence and during the continuance of an Event of Default and, other than in the case of an Event of Default under Section 7.01(h) or 7.01(i) of the Credit Agreement, after the Administrative Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 2.06, all rights of any Grantor to dividends,

11

interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06(b) shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Administrative Agent upon demand in the same form as so received (with any endorsements, stock or note powers and other instruments of transfer reasonably requested by the Administrative Agent). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this Section 2.06(b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property, shall be held as security, subject to Section 1.03 hereof, for the payment and performance of the Secured Obligations and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived and the Company has delivered to the Administrative Agent a certificate of an Authorized Officer of the Company to that effect, the Administrative Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default and, other than in the case of an Event of Default under Section 7.01(h) or 7.01(i) of the Credit Agreement, after the Administrative Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 2.06, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived and the Company has delivered to the Administrative Agent a certificate of an Authorized Officer of the Company to that effect, all rights vested in the Administrative Agent pursuant to this paragraph (c) shall cease, and the Grantors shall have the exclusive right to exercise the voting and consensual rights and powers they would otherwise be entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section shall be in effect.

(d) Any notice given by the Administrative Agent to the Grantors suspending their rights under paragraph (a) of this Section 2.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights and powers of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 2.06 in part without suspending all such rights or powers (as specified by the Administrative Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent’s right to give additional notices from time to time suspending other rights and powers so long as an Event of Default has occurred and is continuing.

12

ARTICLE III

Security Interests in Personal Property

SECTION 3.01. Security Interest. (a)As security for the payment and performance in full (subject to Section 1.03 hereof) of the Secured Obligations, each Grantor hereby grants to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in, to or under which such Grantor now has or at any time hereafter may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all cash, cash equivalents and Deposit Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles, including all Intellectual Property;

(vii) all Inventory;

(viii) all other Goods;

(ix) all Instruments;

(x) all Investment Property;

(xi) all Letter-of-Credit Rights;

(xii) all Commercial Tort Claims described on Schedule IV, as such schedule may be supplemented from time to time pursuant to Section 3.02(f);

(xiii) all Fixtures;

(xiv) all books and records pertaining to the Article 9 Collateral; and

(xv) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

13

provided that if, to the extent and for so long as any asset is an Excluded Asset, the Security Interest shall not attach to, and Article 9 Collateral shall not include, such asset (it being understood that the Security Interest shall immediately attach to, and Article 9 Collateral shall immediately include, any such asset (or any portion thereof) upon such asset (or such portion thereof) ceasing to be an Excluded Asset).

(b) Each Grantor hereby irrevocably authorizes the Administrative Agent (or its designee) at any time and from time to time to file in any relevant United States jurisdiction any financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) describe the Collateral covered thereby in any manner that the Administrative Agent reasonably determines is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement, including indicating the Collateral as “all assets” of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates and (B) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor. Each Grantor agrees to provide the information required for any such filing to the Administrative Agent promptly upon request.

Each Grantor also ratifies its authorization for the Administrative Agent (or its designee) to file in any relevant jurisdiction any financing statements or amendments thereto with respect to the Article 9 Collateral or any part thereof naming any Grantor as debtor or the Grantors as debtors and the Administrative Agent as secured party, if filed prior to the date hereof.

The Administrative Agent (or its designee) is further authorized by each Grantor to file with the United States Patent and Trademark Office or the United States Copyright Office such documents as may be reasonably necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by such Grantor and naming any Grantor or the Grantors as debtors and the Administrative Agent as secured party. Each Grantor agrees to provide the information or applicable signatures required for any such filing to the Administrative Agent promptly upon request.

(c) The Security Interest and the security interest granted pursuant to Article II are granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

(d) Notwithstanding anything to the contrary in this Agreement or any other Loan Document, (i) no control agreements shall be required with respect to any Deposit Account or Securities Account, (ii) no lockbox or similar agreements or arrangements shall be required with respect to collection of payments on any Accounts or Payment Intangibles, (iii) no landlord, mortgagee or bailee waivers shall be required and (iv) no notices shall be required to be sent to Account Debtors or other contractual third parties unless an Event of Default shall have occurred and be continuing.

14

SECTION 3.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant the Security Interest, except for Liens permitted under Section 6.02 of the Credit Agreement and defects that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and has full power and authority to grant to the Administrative Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person, other than any consent or approval that has been obtained and except to the extent that failure to obtain such consent or approval, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name and jurisdiction of organization of each Grantor, is correct and complete in all material respects as of the date of this Agreement. The Uniform Commercial Code financing statements (including fixture filings, as applicable) are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in the Article 9 Collateral consisting of United States issued Patents (and Patent applications issued or applied for), United States registered Trademarks (and Trademarks for which United States applications for registration are pending), United States registered Copyrights (and Copyrights for which United States applications for registration are pending) and United States material exclusive Copyright Licenses (where a Grantor is a licensee), as of the date of this Agreement) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States of America (or any political subdivision thereof), and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary with respect to any such Article 9 Collateral in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. A Copyright Security Agreement and a Patent and Trademark Security Agreement, in each case containing a description of the Article 9 Collateral consisting of United States issued Patents (and Patent applications issued or applied for), United States registered Trademarks (and Trademarks for which United States applications for registration are pending), United States registered Copyrights (and Copyrights for which United States applications for registration are pending) and United States material exclusive Copyright Licenses (where a Grantor is a licensee), as applicable, as of the date of this Agreement, and executed by each Grantor owning any such Article 9 Collateral, have been delivered to the Administrative Agent for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, to protect the validity of and to establish perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of United States Patents, United States Trademarks, United States Copyrights and United States exclusive

15

Copyright Licenses (where a Grantor is a licensee) in which a security interest may be perfected by filing, recording or registration in the United States of America (or any political subdivision thereof), and after such filing, recordation or registration is made, no further or subsequent filing, refiling, recording or rerecording is necessary with respect to any such Article 9 Collateral (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of United States Patents, United States Trademarks and United States Copyrights and United States exclusive Copyright Licenses (or registration or application for registration thereof) acquired or developed after the date of this Agreement).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing, subject to Section 1.03 hereof, the payment and performance of the Secured Obligations, (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States of America (or any political subdivision thereof) pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) subject to the filings described in Section 3.02(b), a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of the applicable IP Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens permitted pursuant to Section 6.02 of the Credit Agreement that have priority as a matter of law.

(d) Schedule III sets forth, as of the date of this Agreement, a true and complete list, with respect to each Grantor, of (i) all issued Patents and Patent applications issued or applied for in the United States, (ii) all registered Trademarks and Trademark applications registered or applied for in the United States (provided that domain names and global top level domain names need not be scheduled on Schedule III), (iii) all registered Copyrights and Copyright applications registered or applied for in the United States and (iv) all material exclusive Copyright Licenses under which such Grantor is a licensee with respect to United States registered Copyrights, in each case specifying the name of the registered owner, title, type of mark, registration or application number and registration date or filing date, if applicable, a brief description thereof and, if applicable, the licensee and licensor.

(e) Schedule IV sets forth, as of the date of this Agreement, a true and complete list, with respect to each Grantor, of each Commercial Tort Claim in respect of which a complaint or a counterclaim has been filed by such Grantor, seeking damages with an individual amount reasonably estimated to exceed US$5,000,000, including a brief summary description of such claim. In the event any Supplemental Perfection Certificate delivered pursuant to Section 5.01(d) of the Credit Agreement or any Supplement shall set forth any Commercial Tort Claim, Schedule IV shall be deemed to be supplemented to include the reference to such Commercial Tort Claim (and the description thereof), in the same form as such reference and description are set forth on such Supplemental Perfection Certificate or Supplement.

SECTION 3.03. Covenants. (a) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral against all Persons, except with respect to Article 9 Collateral that such Grantor determines in

16

its reasonable business judgment is no longer necessary or beneficial to the conduct of such Grantor’s business, and to defend the Security Interest of the Administrative Agent in Article 9 Collateral and the priority thereof against any Lien not permitted pursuant to Section 6.02 of the Credit Agreement, subject to the rights of such Grantor under Section 9.14 of the Credit Agreement and corresponding provisions of the Security Documents to obtain a release of the Liens created under the Security Documents.

(b) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments, financing statements, agreements and documents and take all such other actions as the Administrative Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing and recording of any financing statements (including fixture filings) or other documents in connection herewith or therewith.

(c) Subject to the limitation on inspection rights and reimbursement obligations in the Credit Agreement, the Administrative Agent and such Persons as the Administrative Agent may reasonably designate shall have the right, at the Grantors’ own cost and expense, to inspect the Article 9 Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Article 9 Collateral is located and to verify under reasonable procedures the identity, validity, amount, quality, quantity, value, condition, location and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Payment Intangibles or Article 9 Collateral in the possession of any third party by contacting Account Debtors or the third party possessing such Article 9 Collateral for the purpose of making such a verification. The Administrative Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party (it being acknowledged that such Secured Party shall be subject to confidentiality obligations with respect to such information, including pursuant to Section 9.12 of the Credit Agreement).

(d) At its option, after the occurrence and during the continuance of an Event of Default, the Administrative Agent may discharge past due Taxes, assessments, charges, fees and Liens at any time levied or placed on the Article 9 Collateral that are not permitted by the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, this Agreement or the other Loan Documents, and each Grantor jointly and severally agrees to reimburse the Administrative Agent on demand for any reasonable payment made or any reasonable out-of-pocket expense incurred by the Administrative Agent pursuant to the foregoing authorization (and any such payment made or expense incurred shall be an additional Secured Obligation secured hereby, subject to Section 1.03 hereof); provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any other Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees or Liens and maintenance as set forth herein or in the other Loan Documents.

17

(e) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof.

(f) None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession or control of the Article 9 Collateral owned by it, except that unless and until the Administrative Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Article 9 Collateral in any lawful manner not prohibited by the Credit Agreement.

SECTION 3.04. Covenants Regarding Patent, Trademark and Copyright Collateral. Upon the occurrence and during the continuance of an Event of Default, each Grantor shall, upon request of the Administrative Agent, use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License under which such Grantor is a licensee to effect the assignment of all such Grantor’s right, title and interest thereunder to the Administrative Agent or its designee.

ARTICLE IV

Remedies

SECTION 4.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Administrative Agent on demand, and it is agreed that, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Administrative Agent, and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons that will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the

18

distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Administrative Agent shall give the applicable Grantors 10 Business Days’ prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, but only during the continuance of an Event of Default, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent and the other Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. In the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale, transfer or other disposition, the Administrative Agent or any Secured Party may be the purchaser or licensor of any or all of such Collateral at any such sale, transfer or other disposition, and the Administrative Agent shall be entitled, in accordance with the provisions set forth in Article VIII of the Credit Agreement, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations (subject to Section 1.03 hereof) as a credit on account of the purchase price for any Collateral payable by the Administrative Agent on behalf of the Secured Parties at such sale, transfer or other disposition. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof that is entered into during the continuance of an Event of Default shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by

19

a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 4.02. Application of Proceeds. The Administrative Agent shall apply the proceeds of any collection or sale of Collateral (such term, as used in this Section, has the meaning assigned thereto in the Credit Agreement), including any Collateral consisting of cash, as follows (subject to Section 1.03 hereof):

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent in connection with such collection or sale or incurred by the Administrative Agent in connection with any Loan Document or any of the Secured Obligations, including all court costs and the fees and expenses of agents and legal counsel to the Administrative Agent, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Loan Party and any other costs or expenses incurred by the Administrative Agent in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed, as among the Secured Parties holding the Loan Document Obligations, the Designated Cash Management Obligations and the Designated Swap Obligations (treating each such category of Obligations as if it were a separate class of Obligations), pro rata in accordance with the respective amounts of such classes of the Obligations owed to them on the date of any such distribution and, as to the amounts so distributed with respect to the Loan Document Obligations, to be further distributed, as among the Secured Parties holding the Loan Document Obligations, in accordance with the Credit Agreement); and

THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof. The Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral (applied in accordance with Section 1.03 hereof) are insufficient to pay all Secured Obligations, including any attorneys’ fees and other reasonable out-of-pocket expenses incurred by Administrative Agent or any other Secured Party to collect such deficiency. Notwithstanding the foregoing, the proceeds of any collection, sale, foreclosure or realization upon any Collateral of any Subsidiary

20

Grantor, including any Collateral consisting of cash, shall not be applied to any Excluded Swap Obligation of such Subsidiary Grantor and shall instead be applied to other Secured Obligations (subject to Section 1.03 hereof).

SECTION 4.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Article IV at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants, solely to the extent that such grant does not breach any agreement or arrangement of such Grantor with respect to the applicable Intellectual Property, to the Administrative Agent, for the benefit of the Secured Parties, an irrevocable, nonexclusive perpetual license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, the right to prosecute and maintain all Intellectual Property and the right to sue for infringement of the Intellectual Property. Upon the occurrence and during the continuance of an Event of Default, each Grantor further agrees to reasonably cooperate with the Administrative Agent, in any attempt to prosecute or maintain the Intellectual Property or sue for infringement of the Intellectual Property. The use of such license by the Administrative Agent may be exercised, at the option of the Administrative Agent, only upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default. Each Grantor irrevocably agrees that, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may sell any of such Grantor’s Inventory directly to any Person, including Persons that have previously purchased the Grantor’s Inventory from such Grantor, and in connection with any such sale or other enforcement of the Administrative Agent’s rights under this Agreement, may sell Inventory that bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor, and the Administrative Agent may finish any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein.

SECTION 4.04. Securities Act. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act as now or hereafter in effect or any similar statute hereafter enacted analogous in purpose or effect (the Securities Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in

21

light of such restrictions and limitations the Administrative Agent may, with respect to any sale of the Pledged Collateral, and shall be authorized to, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account for investment, and not with a view to the distribution or resale thereof, and upon consummation of any such sale may assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Administrative Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Administrative Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of potential purchasers (or a single purchaser) were approached. The provisions of this Section 4.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells.

ARTICLE V

Miscellaneous

SECTION 5.01. Notices. All notices and other communications hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Grantor shall be given to it in care of the Company as provided in Section 9.01 of the Credit Agreement.

SECTION 5.02. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, the London Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the London Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Grantor herefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, the execution and delivery of this Agreement, the making of a Loan or issuance, amendment or extension of a Letter of Credit shall not be construed as a waiver of

22

any Default, regardless of whether the Administrative Agent, the London Agent, any Lender, any Issuing Bank or any Affiliate of any of the foregoing may have had notice or knowledge of such Default at the time. Notwithstanding anything herein to the contrary, no sale, assignment, novation, transfer or delegation by any Lender of any of its rights or obligations under the Credit Agreement or any other Loan Document shall, or shall be deemed, to extinguish any of the rights, benefits or privileges afforded by any Grantor created hereunder in relation to such of its rights or obligations, and all such rights, benefits and privileges shall continue to accrue, to the full extent thereof, for the benefit of the assignee, transferee or delegee of such Lender in connection with each such sale, assignment, novation, transfer and delegation. No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

(b) Except as provided in Sections 5.13 and 5.14 hereof, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Sections 9.02 and 9.02A of the Credit Agreement.

(c) This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 5.03. Administrative Agent’s Fees and Expenses; Indemnification. (a) The Grantors jointly and severally agree to reimburse the Administrative Agent for its fees and reasonable out-of-pocket expenses incurred hereunder as provided in Section 9.03(a) of the Credit Agreement as if the first reference therein to the Company were a reference to the Grantors.

(b) The Grantors jointly and severally agree to indemnify and hold harmless each Indemnitee as provided in Section 9.03(b) of the Credit Agreement as if the first reference to the Company therein were a reference to the Grantors.

(c) The Grantors jointly and severally agree not to assert, or permit any of their Affiliates or Related Parties to assert, and each hereby waives, any claim against any Indemnitee as provided in Section 9.03(d) of the Credit Agreement as if the first reference to the Borrowers therein were a reference to the Grantors.

(d) Any amounts payable hereunder, including as provided in Section 5.03(a) or 5.03(b), shall be additional Secured Obligations secured hereby and by the other Security Documents (subject to Section 1.03 hereof). All amounts due under this Section 5.03 shall be payable not later than 10 days after written demand therefor.

(e) BY ACCEPTING THE BENEFITS OF THIS AGREEMENT AND THE SECURITY INTERESTS CREATED HEREBY, EACH SECURED PARTY SHALL BE DEEMED TO HAVE ACKNOWLEDGED THE PROVISIONS OF ARTICLE VIII OF THE CREDIT AGREEMENT AND AGREED TO BE BOUND BY SUCH PROVISIONS AS FULLY AS IF THEY WERE SET FORTH HEREIN.

23

SECTION 5.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party.

SECTION 5.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantors in this Agreement or any other Loan Document and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent, the London Agent, the Arrangers, the Lenders and the Issuing Banks and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by or on behalf of the Administrative Agent, the London Agent, the Arrangers, the Lenders and the Issuing Banks and notwithstanding that the Administrative Agent, the London Agent, any Arranger, any Lender or any Issuing Bank or any Affiliate or Related Party of the foregoing may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Loan Document is executed and delivered or any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan, any fee, any LC Disbursement or any other amount payable under the Credit Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Section 5.03 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated by the Loan Documents, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

SECTION 5.06. Counterparts; Effectiveness; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Grantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Administrative Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any attempted assignment or transfer by any Grantor shall be null and void), except as expressly provided in this Agreement and the Credit Agreement.

(b) The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement or any agreement or instrument contemplated by this Agreement and the transactions contemplated

24

hereby shall be deemed to include Electronic Signatures, electronic deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. Without limiting the generality of the foregoing, each Grantor hereby (i) agrees that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Grantors, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of this Agreement or any other Loan Document based solely on the lack of paper original copies of this Agreement or any other Loan Document, including with respect to any signature pages thereto.

SECTION 5.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provision with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

SECTION 5.08. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender and Issuing Bank, and each Affiliate of any of the foregoing, is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) or other amounts at any time held and other obligations (in whatever currency) at any time owing by such Lender or Issuing Bank, or by such an Affiliate, to or for the credit or the account of any of the Grantors against any of and all the obligations then due of the Grantors now or hereafter existing under this Agreement or any other Loan Document held by such Lender or Issuing Bank, irrespective of whether or not such Lender or Issuing Bank shall have made any demand under this Agreement or any other Loan Document. The rights of each Lender and Issuing Bank, and each Affiliate of any of the foregoing, under this Section 5.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender, Issuing Bank or Affiliate may have.

SECTION 5.09. Governing Law; Jurisdiction; Consent to Service of Process. (a)This Agreement shall be construed in accordance with and governed by the law of the State of New York.

25

(b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each Grantor hereby irrevocably and unconditionally agrees that all claims arising out of or relating to this Agreement or any other Loan Document brought by it or any of its Affiliates shall be brought, and shall be heard and determined, exclusively in such United States District Court or, if that court does not have subject matter jurisdiction, such Supreme Court. Each of the parties hereto agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the London Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or any of its properties in the courts of any jurisdiction.

(c) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement or any other Loan Document to serve process in any other manner permitted by law.

SECTION 5.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 5.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement.

26

SECTION 5.12. Security Interest Absolute. Subject in each case to Section 1.03 hereof, all rights of the Administrative Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

SECTION 5.13. Termination or Release. (a) This Agreement, the Security Interest and all other security interests granted hereby shall automatically terminate and be released when all the Loan Document Obligations (other than contingent obligations for indemnification, expense reimbursement, tax gross-up, yield protection or otherwise, in each case as to which no claim has been made) have been paid in full in cash, all Commitments have terminated or expired, the LC Exposure has been reduced to zero and the Issuing Banks have no further obligations to issue Letters of Credit under the Credit Agreement.

(b) The Security Interest and all other security interests granted hereby shall also be released at the time or times and in the manner set forth in Section 9.14 of the Credit Agreement.

(c) In connection with any termination or release pursuant to paragraph (a) or (b) of this Section, the Administrative Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents by the Administrative Agent pursuant to this Section shall be without recourse to, or representation or warranty by, the Administrative Agent.

SECTION 5.14. Additional Grantors. Pursuant to the Credit Agreement, certain Subsidiaries not a party hereto on the date of this Agreement are required to enter into this Agreement. Upon the execution and delivery by the Administrative Agent and any such Subsidiary of a Supplement, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any Supplement shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any additional Subsidiary as a party to this Agreement.

27

SECTION 5.15. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is exercisable only after the occurrence and during the continuance of an Event of Default, and is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and, other than in the case of an Event of Default under Section 7.01(h) or 7.01(i) of the Credit Agreement, reasonable notice by the Administrative Agent to the Company of its intent to exercise such rights, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts or Payment Intangibles; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Administrative Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. Notwithstanding anything to the contrary in this Section 5.15, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 5.15 unless an Event of Default shall have occurred and be continuing. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their Related Parties shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final and nonappealable judgment.

[Signature Pages Follow]

28

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EXPEDIA GROUP, INC.

By:
Name:	Robert J. Dzielak
Title:	Chief Legal Officer & Secretary

SIGNATURE PAGE TO COLLATERAL AGREEMENT

CARRENTALS.COM, INC.,
CRUISE, LLC,
EAN.COM, LP,
EGENCIA LLC,
EXPEDIA GROUP COMMERCE, INC.,
EXPEDIA LX PARTNER BUSINESS, INC.,
EXPEDIA, INC.,
HIGHER POWER NUTRITION COMMON HOLDINGS, LLC,
HOTELS.COM, L.P.,
HOTWIRE, INC.,
INTERACTIVE AFFILIATE NETWORK, LLC,
LEMS I LLC,
LIBERTY PROTEIN, INC.,
NEAT GROUP CORPORATION,
O HOLDINGS INC.,
ORBITZ FINANCIAL CORP.,
ORBITZ FOR BUSINESS, INC.,
ORBITZ TRAVEL INSURANCE SERVICES, LLC,
ORBITZ WORLDWIDE, INC.,
ORBITZ WORLDWIDE, LLC,
ORBITZ, INC.,
ORBITZ, LLC,
TRAVELSCAPE, LLC,
TRIP NETWORK, INC.,
VRBO HOLDINGS, INC.,
WWTE, INC., as Subsidiary Guarantors

By:
Name:	Robert J. Dzielak
Title:	Chief Legal Officer & Secretary

SIGNATURE PAGE TO COLLATERAL AGREEMENT

BEDANDBREAKFAST.COM, INC., HOMEAWAY SOFTWARE, INC., HOMEAWAY.COM, INC., as Subsidiary Guarantors

By:
Name:	Robert J. Dzielak
Title:	Chief Legal Officer

SIGNATURE PAGE TO COLLATERAL AGREEMENT

HOTELS.COM GP, LLC, as Subsidiary Guarantor

By:
Name:	Robert J. Dzielak
Title:	Manager

SIGNATURE PAGE TO COLLATERAL AGREEMENT

HRN 99 HOLDINGS, LLC, as Subsidiary Guarantor

By:
Name:	Robert J. Dzielak
Title:	Manager

SIGNATURE PAGE TO COLLATERAL AGREEMENT

LEMS I LLC, a Delaware limited liability company, on behalf of LEXEB, LLC, and LEXE MARGINCO, LLC, as Subsidiary Guarantors

By:
Name:	Robert J. Dzielak
Title:	Chief Legal Officer & Secretary

SIGNATURE PAGE TO COLLATERAL AGREEMENT

VITALIZE, LLC, as Subsidiary Guarantor

By:
Name:	Michael S. Marron
Title:	Senior Vice President, Legal and Assistant Secretary

SIGNATURE PAGE TO COLLATERAL AGREEMENT

JPMORGAN CHASE BANK, N.A., as the Administrative Agent,

By:
Name:
Title:

SIGNATURE PAGE TO COLLATERAL AGREEMENT

Schedule I to the

Collateral Agreement

INITIAL SUBSIDIARY GRANTORS

Name	Jurisdiction of Formation or Incorporation

Schedule II to the

Collateral Agreement

PLEDGED EQUITY INTERESTS

Grantor	Issuer	Jurisdiction of Organization of Issuer	Certificate Number (if uncertificated, please indicate so)	Number of Shares/Units Owned	Total Shares/Units Outstanding	Percentage of Equity Interests

PLEDGED DEBT SECURITIES

Grantor (Creditor)	Debtor	Type of Instrument	Outstanding Principal Amount

Schedule III to

the Collateral Agreement

COPYRIGHTS

    Copyright Registrations

Registered Owner	Title	Country	Reg. No.	Reg. Date

    Copyright Applications

Registered Owner	Title	Country	App. No.	Date Filed

    Exclusive U.S. Copyright Licenses

Licensee	Licensor	Title	Reg. No.	Reg. Date

PATENTS

    Patent Registrations

Registered Owner	Title	Country	Reg. No.	Issue Date

    Patent Applications

Registered Owner	Title	Country	App. No.	Date Filed

2

TRADEMARKS

    Trademark Registrations

Registered Owner	Mark	Country	Reg. No.	Reg. Date

    Trademark Applications

Registered Owner	Mark	Country	App. No.	Date Filed

3

Schedule IV to

the Collateral Agreement

COMMERCIAL TORT CLAIMS

Exhibit I to the

Collateral Agreement

SUPPLEMENT NO.     dated as of [ ] (this “Supplement”), to the Collateral Agreement dated as of May [            ], 2020 (the “Collateral Agreement”), among EXPEDIA GROUP, INC., the other GRANTORS party thereto and JPMORGAN CHASE BANK, N.A., as the Administrative Agent.

Reference is made to the Amended and Restated Credit Agreement dated as of May [    ], 2020 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Expedia Group, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) and London Agent.

Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement and the Collateral Agreement, as applicable.

The Grantors have entered into the Collateral Agreement in order to induce the Lenders and Issuing Banks to extend credit to the Borrowers and as consideration for extensions of the credit previously made continuing to be outstanding. Section 5.14 of the Collateral Agreement provides that additional Subsidiaries may become Grantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Collateral Agreement in order to induce the Lenders and Issuing Banks to make additional extensions of credit under the Credit Agreement and as consideration for extensions of the credit previously made continuing to be outstanding.

Accordingly, the Administrative Agent and the New Grantor agree as follows:

SECTION 1. In accordance with Section 5.14 of the Collateral Agreement, the New Grantor by its signature below becomes a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Grantor thereunder. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full (subject to Section 1.03 of the Collateral Agreement) of the Secured Obligations, does hereby grant to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in all of the New Grantor’s right, title and interest in, to and under the Pledged Collateral and the Article 9 Collateral. Each reference to a “Grantor” and “Subsidiary Grantor” in the Collateral Agreement shall be deemed to include the New Grantor. The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Administrative Agent and the other Secured Parties that (a) the execution and delivery by the New Grantor of this Supplement, and the performance by the New Grantor of this Supplement and the Collateral Agreement, have been duly authorized by all necessary corporate or other organizational action, (b) this Supplement has been duly executed and delivered by the New Grantor, (c) each of this

Supplement and the Collateral Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, winding-up or other laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law) and (d) the representations and warranties made by it in the Collateral Agreement are true and correct in all material respects (or, in the case of any such representation or warranty already qualified as to materiality, in all respects) on and as of the date hereof.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Supplement by facsimile or any other electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement. This Supplement shall become effective when a counterpart hereof executed on behalf of the New Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon the New Grantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of the New Grantor, the Administrative Agent and the other Secured Parties and their respective successors and assigns, except that the New Grantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any attempted assignment or transfer by the New Grantor shall be null and void) except as expressly provided in the Collateral Agreement and the Credit Agreement.

SECTION 4. The New Grantor hereby represents and warrants that (a) Schedule I sets forth, as of the date hereof, the true and correct legal name of the New Grantor, its jurisdiction of organization and the location of its chief executive office, (b) Schedule II sets forth, as of the date hereof, a true and complete list of (i) all the Pledged Equity Interests owned by the New Grantor and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by the New Grantor and (ii) all the Pledged Debt Securities owned by the New Grantor and (c) Schedule III sets forth, as of the date hereof, a true and complete list of (i) all issued Patents and Patent applications issued or applied for in the United States, (ii) all registered Trademarks and Trademark applications registered or applied for in the United States, (iii) all registered Copyrights and Copyright applications registered or applied for in the United States and (iv) all material exclusive Copyright Licenses under which the New Grantor is a licensee with respect to United States registered Copyrights, in each case specifying true and completely the name of the registered owner, title, type of mark, registration or application number and registration date or filing date, if applicable, a brief description thereof and, if applicable, the licensee and licensor, and (d) Schedule IV sets forth, as of the date hereof, each Commercial Tort Claim in respect of which a complaint or counterclaim has been filed by the New Grantor seeking damages with an individual value reasonably estimated to exceed US$5,000,000, including a brief summary description of such claim.

2

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 7. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provision with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Collateral Agreement.

SECTION 9. The provisions of Sections 5.02, 5.04, 5.05, 5.06(b), 5.09 and 5.10 of the Collateral Agreement are hereby incorporated by reference herein as if set forth in full force herein, mutatis mutandis.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the New Grantor and the Administrative Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR]

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as the Administrative Agent

by
Name:
Title:

SIGNATURE PAGE TO SUPPLEMENT TO MASTER COLLATERAL AGREEMENT

Schedule I

to Supplement No.     to

the Collateral Agreement

NEW GRANTOR INFORMATION

Name	Jurisdiction of Organization	Location of Chief Executive Office

Schedule II

to Supplement No. __ to

the Collateral Agreement

PLEDGED EQUITY INTERESTS

Grantor	Issuer	Jurisdiction of Organization of Issuer	Certificate Number (if uncertificated, please indicate so)	Number of Shares/Units Owned	Total Shares/Units Outstanding	Percentage of Equity Interests

PLEDGED DEBT SECURITIES

Grantor (Creditor)	Debtor	Type of Instrument	Outstanding Principal Amount

Schedule III

to Supplement No.      to

the Collateral Agreement

COPYRIGHTS

    Copyright Registrations

Registered Owner	Title	Country	Reg. No.	Reg. Date

    Copyright Applications

Registered Owner	Title	Country	App. No.	Date Filed

    Exclusive U.S. Copyright License

Licensee	Licensor	Title	Reg. No.	Reg. Date

PATENTS

    Patent Registrations

Registered Owner	Title	Country	Reg. No.	Issue Date

    Patent Applications

Registered Owner	Title	Country	App. No.	Date Filed

2

TRADEMARKS

Trademark Registrations

Registered Owner	Mark	Country	Reg. No.	Reg. Date

Trademark Applications

Registered Owner	Mark	Country	App. No.	Date Filed

3

Schedule IV

to Supplement No.      to

the Collateral Agreement

COMMERCIAL TORT CLAIMS

Exhibit II to

the Collateral Agreement

[FORM OF] COPYRIGHT SECURITY AGREEMENT dated as of [                ] (this “Agreement”), among EXPEDIA GROUP, INC., a Delaware corporation, the other GRANTORS from time to time party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Reference is made to (a) the Amended and Restated Credit Agreement dated as of May [    ], 2020 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Expedia Group, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) and London Agent, and (b) the Collateral Agreement referred to therein. The Lenders and the Issuing Banks have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement.

SECTION 1. Terms. Each capitalized term used but not otherwise defined herein shall have the meaning specified in the Credit Agreement or the Collateral Agreement, as applicable. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 2. Grant of Security Interest. As security for the payment and performance in full (subject to Section 1.03 of the Collateral Agreement) of the Secured Obligations, each Grantor pursuant to the Collateral Agreement did, and hereby does, grant to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in, to or under which such Grantor now has or at any time hereafter may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(a) all registered copyright rights in any work subject to the copyright laws of the United States of America or any other country or any political subdivision thereof, whether as author, assignee, transferee or otherwise;

(b) all registrations and applications for registration of any such copyright in the United States of America or any other country, including registrations, recordings, supplemental registrations, pending applications for registration, and renewals in the United States Copyright Office (or any similar office in any other country or any political subdivision thereof), including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule I; and

(c) any other rights corresponding to the foregoing, including moral rights; and

in each case, other than any such asset if, to the extent and for so long as such asset does not, pursuant to the final proviso of Section 3.01(a) of the Collateral Agreement, constitute Article 9 Collateral.

SECTION 3. Intellectual Property License. Pursuant to the Collateral Agreement, for the purpose of enabling the Administrative Agent to exercise rights and remedies under Article IV of the Collateral Agreement at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor has granted to the Administrative Agent, for the benefit of the Secured Parties, an irrevocable, nonexclusive perpetual license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property owned as of the date of the Collateral Agreement or thereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, the right to prosecute and maintain all Intellectual Property and the right to sue for infringement of the Intellectual Property.

SECTION 4. Collateral Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Collateral Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Copyright Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 6. Incorporation by Reference. The provisions of Sections 5.02, 5.04, 5.06, 5.09 and 5.10 of the Collateral Agreement are hereby incorporated by reference herein as if set forth in full force herein, mutatis mutandis.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EXPEDIA GROUP, INC.

By:
Name:
Title:

[OTHER GRANTORS]

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as the Administrative Agent

By:
Name:
Title:

SCHEDULE I

U.S. COPYRIGHTS OWNED BY [NAME OF GRANTOR]

[Make a separate page of Schedule III for each Grantor and state if no copyrights are owned. List in numerical order by Registration No.]

U.S. Copyright Registrations

Registered Owner	Title	Reg. No.	Reg. Date

U.S. Copyright Applications

Registered Owner	Title	App. No.	Date Filed

Material Exclusive U.S. Copyright Licenses

Licensee	Licensor	Title	Reg. No.	Reg. Date

Exhibit III to

the Collateral Agreement

[FORM OF] PATENT AND TRADEMARK SECURITY AGREEMENT dated as of [                ] (this “Agreement”), among EXPEDIA GROUP, INC., a Delaware corporation, the other GRANTORS from time to time party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Reference is made to (a) the Amended and Restated Credit Agreement dated as of May [    ], 2020 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Expedia Group, Inc., the Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) and London Agent, and (b) the Collateral Agreement referred to therein. The Lenders and Issuing Banks have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement.

SECTION 1. Terms. Each capitalized term used but not otherwise defined herein shall have the meaning specified in the Credit Agreement or the Collateral Agreement, as applicable. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 2. Grant of Security Interest. As security for the payment and performance in full (subject to Section 1.03 of the Collateral Agreement) of the Secured Obligations, each Grantor pursuant to the Collateral Agreement did, and hereby does, grant to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in, to or under which such Grantor now has or at any time hereafter may acquire any right, title or interest (collectively, the “Patent and Trademark Collateral”):

(a) (i) all registered letters patent of the United States of America or the equivalent thereof in any other country, all registrations thereof and all applications issued or applied for for letters patent of the United States of America or the equivalent thereof in any other country or any political subdivision thereof, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country or any political subdivision thereof, including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule I hereto, and (ii) all reissues, continuations, divisionals, continuations-in-part, reexaminations, supplemental examinations, inter partes reviews, renewals, adjustments or extensions thereof, and the inventions disclosed or claimed therein; and

(b) (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, domain names, global top level domain names, other source or business identifiers, designs and general intangibles of like nature, all registrations and recordings thereof, and all registrations and pending applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar office in any State of the United States of America or any other country or any political subdivision thereof, all extensions or renewals thereof, and all common law rights related thereto, including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule II hereto and (ii) all goodwill associated therewith or symbolized thereby;

in each case, other than any such asset if, to the extent and for so long as such asset does not, pursuant to the final proviso of Section 3.01(a) of the Collateral Agreement, constitute Article 9 Collateral.

SECTION 3. Intellectual Property License. Pursuant to the Collateral Agreement, for the purpose of enabling the Administrative Agent to exercise rights and remedies under Article IV of the Collateral Agreement at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor has granted to the Administrative Agent, for the benefit of the Secured Parties, an irrevocable, nonexclusive perpetual license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property owned as of the date of the Collateral Agreement or thereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, the right to prosecute and maintain all Intellectual Property and the right to sue for infringement of the Intellectual Property.

SECTION 4. Collateral Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance of, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Collateral Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Patent and Trademark Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 6. Incorporation by Reference. The provisions of Sections 5.02, 5.04, 5.06, 5.09 and 5.10 of the Collateral Agreement are hereby incorporated by reference herein as if set forth in full force herein, mutatis mutandis.

[Signature Pages Follow]

2

EXPEDIA GROUP, INC.

By:
Name:
Title:

[OTHER GRANTORS]

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as the Administrative Agent

by

Name:
Title:

SCHEDULE I

U.S. PATENTS OWNED BY [NAME OF GRANTOR]

[Make a separate page of Schedule I for each Grantor and state if no patents are owned. List in numerical order by patent no./patent application no.]

U.S. Patent Registrations

Registered Owner	Title	Reg. No.	Issue Date

U.S. Patent Applications

Registered Owner	Title	App. No.	Date Filed

SCHEDULE II

U.S. TRADEMARKS OWNED BY [NAME OF GRANTOR]

[Make a separate page of Schedule II for each Grantor and state if no trademarks/trade names are owned. List in numerical order by trademark registration/application no.]

U.S. Trademark Registrations

Registered Owner	Mark	Reg. No.	Reg. Date

U.S. Trademark Applications

Registered Owner	Mark	App. No.	Date Filed

EXHIBIT D

Perfection Certificate

PERFECTION CERTIFICATE

May 5, 2020

Reference is made to the Restatement Agreement dated as of May 4, 2020 (the “Restatement Agreement”), which amends and restates the Amended and Restated Credit Agreement dated as of September 5, 2014 (as heretofore amended, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended and restated by the Restatement Agreement and as otherwise amended, restated, amended and restated, supplemented or otherwise modified from time to time, being referred to as the “Restated Credit Agreement”), among Expedia Group, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and London Agent. Capitalized terms used but not defined herein have the meanings assigned thereto in the Restated Credit Agreement or the Collateral Agreement referred to therein, as applicable. For purposes hereof, “Grantor” means the Company and each Subsidiary Loan Party (which term will not include OWW Fulfillment Services, Inc.).

The undersigned, an Authorized Officer of the Company, hereby certifies to the Administrative Agent, not individually, but solely on behalf of the Company, as follows:

1.    Legal Names. (a) Set forth on Schedule 1(a), with respect to each Grantor, is (i) the exact legal name of such Grantor, as such name appears in its certificate of organization, incorporation or formation, as applicable, and (ii) each other legal name such Grantor has had in the past five years, together with the date of the relevant name change.

(b) Except as set forth on Schedule 1(b), no Grantor has changed its legal identity or corporate structure in any way within the past five years. Changes in Grantor’s legal identity or corporate structure include mergers, amalgamations and consolidations, as well as any change in the form or jurisdiction of organization or formation. With respect to any such change that has occurred within the past five years, set forth on Schedule 1(b) is the information required by Section 1(a) above as to each constituent to such merger, amalgamation or consolidation (each, a “Predecessor Entity”).

2.    Jurisdictions and Locations. Set forth on Schedule 2 opposite the name of each Grantor (and, in the case of clauses (a) and (b), each Predecessor Entity as of immediately prior to the relevant change in legal identity or corporate structure) is (a) the jurisdiction of incorporation, organization or formation, as applicable, of such Person, (b) the address of the chief executive office of such Person, (c) solely in the case of the Grantors, the organizational identification number of such Grantor by the jurisdiction of incorporation, organization or formation, as applicable, of such Grantor and (d) solely in the case of the Grantors, the Federal employer identification number of such Grantor.

3.    Equity Interests. Set forth on Schedule 3 is a true and complete list, for each Grantor, of all the stock, partnership interests, limited liability company membership interests or other Equity Interests directly owned by such Grantor, specifying the issuer (including the jurisdiction of organization thereof) and certificate number (if any) of, and the number and percentage of ownership represented by, such Equity Interests.

1

4.    Debt Instruments. Set forth on Schedule 4 is a true and complete list, for each Grantor, of all promissory notes and other evidence of Indebtedness evidencing Indebtedness of any Person in a principal amount of US$5,000,000 or more held by such Grantor, in each case specifying the debtor thereunder and the type and outstanding principal amount thereof.

5.    Intellectual Property. (a) Set forth on Schedule 5(a) is a true and complete list, with respect to each Grantor, of each issued Patent and each Patent application issued or applied for in the United States owned by such Grantor, in each case, specifying the name of the registered owner, title, registration or application number and the issuance date or application date thereof.

(b) Set forth on Schedule 5(b) is a true and complete list, with respect to each Grantor, of each registered Trademark and each Trademark application registered or applied for in the United States owned by such Grantor, in each case, specifying the name of the registered owner and the registration or application number and the registration date or application date thereof.

(c) Set forth on Schedule 5(c) is a true and complete list, with respect to each Grantor, of (i) each registered Copyright and each Copyright application registered or applied for in the United States owned by such Grantor and (ii) each United States material, exclusive Copyright License (where a Grantor is a licensee), whether or not registered, in each case, specifying the name of the registered owner, the title and the registration number thereof and, if applicable, the licensee and licensor thereunder.

6.    Commercial Tort Claims. Set forth on Schedule 6 is a true and complete list of commercial tort claims with an individual value reasonably estimated to exceed US$5,000,000 held by any Grantor, including a brief description thereof.

7.    Real Property. Set forth on Schedule 7 is a true and complete list, with respect to each Grantor, of (i) all real property owned in fee by such Grantor (other than the New Headquarters) with an appraised value or a book value that is in excess of US$5,000,000, (ii) the exact legal name of the record owner of such real property, (iii) the appraised value of such property, to the extent an appraisal exists with respect to such real property or, in the absence of any such appraisal, the book value of such real property, and (iv) the county recorder’s office in which a Mortgage with respect to such real property must be filed or recorded in order for the Administrative Agent to obtain a perfected security interest therein.

2

IN WITNESS WHEREOF, the undersigned has duly executed this certificate as of the date first set forth above.

EXPEDIA GROUP, INC.

By:
Name:	Robert J. Dzielak
Title:	Chief Legal Officer & Secretary

[Signature Page to Perfection Certificate]